UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-14

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

[ ] Pre-Effective                                       [X] Post-Effective
    Amendment No.                                           Amendment No. 1

                           EVERGREEN INVESTMENT TRUST
               (Exact name of registrant as specified in charter)

                 Area Code and Telephone Number: (914) 694-2020

                             2500 Westchester Avenue
                            Purchase, New York 10577
                    (Address of principal executive offices)

                              James P. Wallin, Esq.
                        Evergreen Asset Management Corp.
                             2500 Westchester Avenue
                            Purchase, New York 10577
                     (Name and address of agent for service)


     Approximate date of proposed public offering: As soon as possible after the effective date of this Registration Statement.

     It is proposed that this filing will become effective (check appropriate box):

     [X]  immediately upon filing pursuant to paragraph (b)
     [ ]  on (date) pursuant to paragraph (b)
     [ ]  60 days after filing pursunt to paragraph (a)(1)
     [ ]  on (date) pursuant to paragraph (a)(1)
     [ ]  75 days after filing pursuant to paragraph (a)(2)
     [ ]  on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

     The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940 (File No. 33-31803); accordingly, no fee is payable herewith. Pursuant to Rule 429 under the Securities Act of 1933, this Registration Statement relates to the aforementioned registration on Form N-1A. A Rule 24f-2 Notice for the Registrant's most recent fiscal year ended June 30, 1996 was filed with the Commission on or about August 29, 1996.

                           EVERGREEN INVESTMENT TRUST

                              CROSS REFERENCE SHEET

            Pursuant to Rule 481(a) under the Securities Act of 1933

                                           Location in Prospectus/Proxy
Item of Part A of Form N-14                            Statement

1.  Beginning of Registration Statement    Cross Reference Sheet; Cover Page
    and Outside Front Cover Page of
    Prospectus

2. Beginning and Outside Back Cover Page Table of Contents of Prospectus

3.  Fee Table, Synopsis Information and    Comparison of Fees and Expenses;
    Risk Factors                           Summary; Comparison of Investment
                                           Objectives and Policies; Risks

4.  Information About the Transaction      Summary; Reasons for the
                                           Reorganization; Comparative
                                           Information on Shareholders' Rights;
                                           Exhibit A (Agreement and Plan of
                                           Reorganization)

5.  Information about the Registrant       Cover Page; Summary; Risks;
                                           Comparison of Investment Objectives
                                           and Policies; Comparative
                                           Information on Shareholders' Rights;
                                           Additional Information

6.  Information about the Company          Cover Page; Summary; Risks;
    Being Acquired                         Comparison of Investment Objectives
                                           and Policies; Comparative
                                           Information on Shareholders' Rights;
                                           Additional Information

7.  Voting Information                     Cover Page; Summary; Voting
                                           Information Concerning the Meeting

8.  Interest of Certain Persons            Financial Statements and Experts;
    and Experts                            Legal Matters

9.  Additional Information Required for    Inapplicable
    Reoffering by Persons Deemed to be
    Underwriters

Item of Part B of Form N-14

10.  Cover Page                            Cover Page

11.  Table of Contents                     Cover Page

12.  Additional Information About the      Statement of Additional Information
     Registrant                            of the U.S. Government Fund
                                           dated August 30, 1996

13.  Additional Information about          Statement of Additional Information
     the Company Being Acquired            of Keystone Government Securities
                                           Fund dated November 29, 1996, as
                                           Supplemented January 1, 1997

14.  Financial Statements                  Incorporated by reference

Item of Part C of Form N-14

15.  Indemnification                       Incorporated by Reference to Part A
                                           Caption - "Comparative Information
                                           on Shareholders' Rights - Liability
                                           and Indemnification of Trustees"

16.  Exhibits                              Item 16. Exhibits

17.  Undertakings                          Item 17. Undertakings

                                     PART A

                   (Evergreen Keystone Funds logo appears here)
May 20, 1997

Dear Shareholder:

     We are pleased to announce that the combination of the Evergreen Keystone organization is well underway, and with the combined power of Evergreen Keystone we will be able to bring our investment and service capabilities to a new level. One of the areas we are focusing on is merging funds with similar objectives to maximize the potential for lower overall expenses and greater operating efficiencies.

     The enclosed Prospectus/Proxy Statement contains a proposal to combine the Keystone Government Securities Fund with the Evergreen U.S. Government Fund. This proposal is scheduled to be voted on at a special meeting of shareholders of the Keystone Government Securities Fund on July 14, 1997.

     The reorganization has been structured as a tax-free transaction for shareholders. We believe it will result in one combined fund with greater efficiencies than two separate funds. This reorganization is not expected to affect the total value of your investment.

SUMMARY OF BENEFITS

     (Bullet) Potential for greater operating efficiencies
     (Bullet) Eliminate redundancies in fund offerings

     The Fund's Trustees have very carefully reviewed this proposed reorganization and believe it is in the best interests of shareholders. They recommend you vote FOR the proposal, which is described in detail in the attached Prospectus/Proxy Statement.

VOTING INSTRUCTIONS

     This package contains the materials you will need to vote. To vote, please sign the attached proxy card and return it today in the postage-paid envelope. It is extremely important that you vote, no matter how many shares you own. This is an opportunity to voice your opinion on an important matter affecting your investment.

     If you have any questions regarding the proposed transaction or if you would like additional information about the Evergreen Keystone family of mutual funds, please telephone your financial adviser or Evergreen Keystone at 1-800-343-2898.

/s/ Albert H. Elfner, III                                    /s/ George S. Bissell
ALBERT H. ELFNER, III                                        GEORGE S. BISSELL
CHAIRMAN                                                     CHAIRMAN OF THE BOARD
Keystone Investment Management Company                       Keystone Funds

                      KEYSTONE GOVERNMENT SECURITIES FUND
                              200 BERKELEY STREET
                          BOSTON, MASSACHUSETTS 02116

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JULY 14, 1997


     NOTICE IS HEREBY GIVEN that a Special Meeting (the "Meeting") of Shareholders of the Keystone Government Securities Fund will be held at the offices of the Fund, 200 Berkeley Street, Boston, Massachusetts on Thursday, July 14, 1997 at 3:00 p.m., Eastern time, for the following purposes:


     1. To approve or disapprove an Agreement and Plan of Reorganization (the "Plan"), providing for the acquisition of all of the assets of the Keystone Government Securities Fund by the Evergreen U.S. Government Fund in exchange for shares of the Evergreen U.S. Government Fund, and the assumption by the Evergreen U.S. Government Fund of certain identified liabilities of the Keystone Government Securities Fund. The Plan also provides for distribution of such shares of the Evergreen U.S. Government Fund to shareholders of the Keystone Government Securities Fund in liquidation and subsequent termination of the Keystone Government Securities Fund. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of the Keystone Government Securities Fund.

     2. To transact any other business which may properly come before the Meeting or any adjournment thereof.

     The Trustees of the Keystone Government Securities Fund have fixed the close of business on May 16, 1997 as the record date for the determination of shareholders of the Keystone Government Securities Fund entitled to notice of and to vote at the Meeting or any adjournment thereof.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, SO THAT THEIR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                                         By Order of the Board of Trustees
                                         GEORGE O. MARTINEZ
                                         SECRETARY

May 20, 1997

                     INSTRUCTIONS FOR EXECUTING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card(s) properly.

          1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card(s).

          2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card(s).

          3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card(s) should be indicated unless it is reflected in the form of Registration. For example:

     REGISTRATION                                    VALID SIGNATURE

     Corporate Accounts
     (1) ABC Corp.                                   ABC Corp
     (2) ABC Corp.                                   John Doe, Treasurer
     (3) ABC Corp.
          c/o John Doe, Treasurer                    John Doe, Treasurer
     (4) ABC Corp. Profit Sharing Plan               John Doe, Trustee

     Trust Accounts
     (1) ABC Trust                                   Jane B. Doe, Trustee
     (2) Jane B. Doe, Trustee                        Jane B. Doe
          u/t/d 12/28/78

     Custodial or Estate Accounts
     (1) John B. Smith, Cust.                        John B. Smith
          f/b/o John B. Smith, Jr. UGMA
     (2) John B. Smith                               John B. Smith, Jr. Executor

                 PROSPECTUS/PROXY STATEMENT DATED MAY 20, 1997

                            ACQUISITION OF ASSETS OF

                      KEYSTONE GOVERNMENT SECURITIES FUND
                              200 BERKELEY STREET
                          BOSTON, MASSACHUSETTS 02116
                        BY AND IN EXCHANGE FOR SHARES OF

                         EVERGREEN U.S. GOVERNMENT FUND
                                  A SERIES OF
                           EVERGREEN INVESTMENT TRUST
                            2500 WESTCHESTER AVENUE
                            PURCHASE, NEW YORK 10577

     This Prospectus/Proxy Statement is being furnished to shareholders of the Keystone Government Securities Fund (the "Keystone Government Fund") in connection with a proposed Agreement and Plan of Reorganization (the "Plan") to be submitted to shareholders of the Keystone Government Fund for consideration at a Special Meeting of Shareholders to be held on July 14, 1997 at 3:00 p.m. at the offices of the Fund, 200 Berkeley Street, Boston, Massachusetts, and any adjournments thereof (the "Meeting"). The Plan provides for all of the assets of the Keystone Government Fund to be acquired by Evergreen U.S. Government Fund in exchange for shares of the Evergreen U.S. Government Fund and the assumption by the Evergreen U.S. Government Fund of certain identified liabilities of the Keystone Government Fund (hereinafter referred to as the "Reorganization"). Following the Reorganization, shares of the Evergreen U.S. Government Fund will be distributed to shareholders of the Keystone Government Fund in liquidation of the Keystone Government Fund and the Keystone Government Fund will be terminated. Holders of shares of the Keystone Government Fund will receive shares of the class of Evergreen U.S. Government Fund (the "Corresponding Shares") having the same letter designation and the same distribution-related fees, shareholder servicing-related fees and contingent deferred sales charges ("CDSCs"), if any, as the shares of the class of the Keystone Government Fund held by them prior to the Reorganization. As a result of the proposed Reorganization, shareholders of the Keystone Government Fund will receive that number of full and fractional Corresponding Shares of the Evergreen U.S. Government Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the Keystone Government Fund. The Reorganization is being structured as a tax-free reorganization for federal income tax purposes.

     The Evergreen U.S. Government Fund is a separate series of Evergreen Investment Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Evergreen U.S. Government Fund seeks a high level of current income consistent with stability of principal.

     This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Evergreen U.S. Government Fund that shareholders of the Keystone Government Fund should know before voting on the Reorganization. Certain relevant documents listed below, which have been filed with the Securities and Exchange Commission ("SEC"), are incorporated in whole or in part by reference. A Statement of Additional Information dated May 20, 1997, relating to this Prospectus/Proxy Statement and the Reorganization, which includes the financial statements of the Evergreen U.S. Government Fund dated June 30, and December 31, 1996 and the financial statements of the Keystone Government Fund dated July 31, 1996 and January 31, 1997, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus/Proxy Statement. A copy of such Statement of Additional Information is available upon request and without charge by writing to the Evergreen U.S. Government Fund at 2500 Westchester Avenue, Purchase, New York 10577 or by calling toll-free 1-800-343-2898.

     The Prospectus of the Evergreen U.S. Government Fund relating to Class A, Class B and Class C shares dated August 30, 1996 and its Annual and Semi Annual Reports for the fiscal year ended June 30, 1996 and the semi annual period ended December 31, 1996, respectively, are incorporated herein by reference in their entirety, insofar as they relate to the Evergreen U.S. Government Fund only, and not to any other fund described therein. Shareholders of the Keystone Government Fund will receive, with this Prospectus/Proxy Statement, copies of the Prospectus of the Evergreen U.S. Government Fund. Additional information about the Evergreen U.S. Government Fund is contained in its Statement of Additional Information of the same date which has been filed with the SEC and which is available upon request and without charge by writing or calling to the Evergreen U.S. Government Fund at the address or telephone number listed in the preceding paragraph.

     The Prospectus of the Keystone Government Fund dated November 29, 1996, as supplemented January 1, 1997, is incorporated herein in its entirety by reference. Copies of the Prospectus and a Statement of Additional Information dated the same date are available upon request without charge by writing to the Keystone Government Fund at 200 Berkeley Street, Boston, Massachusetts 02116 or by calling toll-free 1-800-343-2898.

     Included as Exhibit A of this Prospectus/Proxy Statement is a copy of the Plan.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


     THE SHARES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OR OBLIGATIONS OF FIRST UNION CORPORATION ("FIRST UNION") OR ANY OF ITS SUBSIDIARIES, ARE NOT ENDORSED OR GUARANTEED BY FIRST UNION OR ANY OF ITS SUBSIDIARIES, AND ARE NOT INSURED OR OTHERWISE PROTECTED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                               TABLE OF CONTENTS


                                                                                                                          PAGE
COMPARISON OF FEES AND EXPENSES........................................................................................     4
SUMMARY................................................................................................................     6
  Proposed Plan of Reorganization......................................................................................     6
  Tax Consequences.....................................................................................................     6
  Investment Objectives and Policies of the Evergreen U.S. Government Fund and the Keystone Government Fund............     7
  Comparative Performance Information of Each Fund.....................................................................     7
  Management of the Funds..............................................................................................     7
  Investment Advisers..................................................................................................     7
  Portfolio Management.................................................................................................     8
  Distribution of Shares...............................................................................................     8
  Purchase and Redemption Procedures...................................................................................     9
  Exchange Privileges..................................................................................................    10
  Dividend Policy......................................................................................................    10
RISKS..................................................................................................................    11
REASONS FOR THE REORGANIZATION.........................................................................................    11
  Agreement and Plan of Reorganization.................................................................................    12
  Federal Income Tax Consequences......................................................................................    13
  Pro-Forma Capitalization.............................................................................................    14
  Shareholder Information..............................................................................................    15
COMPARISON OF INVESTMENTS OBJECTIVES AND POLICIES.......................................................................    16
COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS........................................................................    17
  Form of Organization.................................................................................................    17
  Capitalization.......................................................................................................    17
  Shareholder Liability................................................................................................    18
  Shareholder Meetings and Voting Rights...............................................................................    18
  Liquidation or Dissolution...........................................................................................    18
  Liability and Indemnification of Trustees............................................................................    18
  Rights of Inspection.................................................................................................    19
ADDITIONAL INFORMATION.................................................................................................    19
VOTING INFORMATION CONCERNING THE MEETING..............................................................................    19
FINANCIAL STATEMENTS AND EXPERTS.......................................................................................    21
LEGAL MATTERS..........................................................................................................    21
OTHER BUSINESS.........................................................................................................    21

                        COMPARISON OF FEES AND EXPENSES

     The amounts for Class A, Class B, and Class C shares of the Evergreen U.S. Government Fund set forth in the following tables and examples are based on the expenses for the fiscal year ended June 30, 1996. The amounts for Class A, Class B, and Class C shares of the Keystone Government Fund set forth in the following tables and in the examples are based on the expenses for the Keystone Government Fund's fiscal year ending July 31, 1996. All amounts are adjusted for voluntary expense waivers. The amounts for the Evergreen U.S. Government Fund pro forma are based on what the combined expenses would have been for the twelve months ending December 31, 1996.

     The following tables show for the Evergreen U.S. Government Fund and the Keystone Government Fund the shareholder transaction expenses and annual fund operating expenses associated with an investment in the Class A, Class B, and Class C shares of each Fund.

    COMPARISON OF CLASS A, CLASS B AND CLASS C SHARES OF THE EVERGREEN U.S. GOVERNMENT FUND WITH CORRESPONDING SHARES OF THE KEYSTONE GOVERNMENT FUND

                                                 EVERGREEN U.S. GOVERNMENT FUND                KEYSTONE GOVERNMENT FUND
SHAREHOLDER TRANSACTION EXPENSES             CLASS A      CLASS B         CLASS C       CLASS A      CLASS B         CLASS C
Maximum Sales Load Imposed on Purchases...   4.75%          None            None        4.75%          None            None
  (as a percentage of offering price)
Maximum Sales Load Imposed on Reinvested
  Dividends...............................   None           None            None        None           None            None
  (as a percentage of offering price)
Contingent Deferred Sales Charge..........   None       5.00% in the    1.00% in the    None       5.00% in the    1.00% in
(as a percentage of original purchase                   first year,     first year                 first year,     first year
  price or redemption proceeds, whichever               declining to    and 0.00%                  declining to    and 0.00%
  is lower)                             1.00% in the    thereafter                 1.00% in the    thereafter
                                                        sixth year                                 sixth year
                                                        and 0.00%                                  and 0.00%
                                                        thereafter                                 thereafter
Exchange Fee..............................   None           None            None        None           None            None
ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE DAILY
  NET ASSETS)
Advisory Fees.............................   0.50%          0.50%           0.50%       0.65%          0.65%           0.65%
12b-1 Fees (1)............................   0.25%          1.00%           1.00%       0.24%          1.00%           1.00%
Other Expenses............................   0.24%          0.24%           0.24%       0.25%          0.24%           0.24%
Annual Fund Operating Expenses............   0.99%          1.74%           1.74%       1.14% (2)      1.89%(2)        1.89%(2)

                                                                                    EVERGREEN U.S. GOVERNMENT FUND PRO-FORMA
SHAREHOLDER TRANSACTION EXPENSES                                                    CLASS A       CLASS B          CLASS C
Maximum Sales Load Imposed on Purchases..........................................   4.75%           None             None
(as a percentage of offering price)
Maximum Sales Load Imposed on Reinvested Dividends...............................   None            None             None
(as a percentage of offering price)
Contingent Deferred Sales Charge.................................................   None        5.00% in the     1.00% in the
(as a percentage of original purchase price or redemption proceeds,                             first year,      first year
  whichever is lower)                                                                           declining to     and 0.00%
                                                                                                1.00% in the     thereafter
                                                                                                sixth year
                                                                                                and 0.00%
                                                                                                thereafter
Exchange Fee.....................................................................   None            None             None
ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
Advisory Fees....................................................................   0.50%           0.50%            0.50%
12b-1 Fees (1)...................................................................   0.25%           1.00%            1.00%
Other Expenses...................................................................   0.22%           0.22%            0.22%
Annual Fund Operating Expenses...................................................   0.97%           1.72%            1.72%

(1) Class A shares can pay up to .75 of 1% of average net assets as a 12b-1 fee. For the foreseeable future, the Class A 12b-1 fees will be limited to .25 of 1% of average net assets. For Class B and Class C shares of each Fund, a portion of the 12b-1 fees equivalent to .25 of 1% of average net assets will be shareholder servicing-related. Distribution-related 12b-1 fees will be limited to .75 of 1% of average net assets as permitted under the rules of the National Association of Securities Dealers, Inc.


(2) Reflects agreement by Keystone Investment Management Company ("Keystone") to voluntarily reimburse the Keystone Government Fund for expenses. Keystone may cease or modify these reimbursements at any month end. Absent such agreement, the operating expenses of Keystone Government Fund for the year ended July 31, 1996, were as follows:


                                                                             CLASS A    CLASS B    CLASS C
Keystone Government Fund..................................................     1.41%      2.17%      2.17%

     EXAMPLES. The following tables show for each Fund, and for the Evergreen U.S. Government Fund, proforma assuming consummation of the Reorganization, examples of the cumulative effect of shareholder transaction expenses and annual fund operating expenses indicated above on a $1,000 investment for the periods specified, assuming (i) a 5% annual return, and (ii) redemption at the end of such period, and additionally for Class B and Class C shares, no redemption at the end of each period.

                                                                EVERGREEN U.S. GOVERNMENT FUND         KEYSTONE GOVERNMENT
                                                                                                              FUND
                                                                ONE     THREE    FIVE      TEN        ONE     THREE    FIVE
                                                                YEAR    YEARS    YEARS    YEARS      YEAR     YEARS    YEARS
Class A......................................................   $57      $78     $ 100    $ 163       $59      $82     $ 107
Class B
  Assuming redemption at end of period.......................   $68      $85     $ 114    $ 176       $69      $89     $ 122
Class B
  Assuming no redemption at end of period....................   $18      $55     $  94    $ 176       $19      $59     $ 102
Class C
  Assuming redemption at end of period.......................   $28      $55     $  94    $ 205       $29      $59     $ 102
Class C
  Assuming no redemption at end of period....................   $18      $55     $  94    $ 205       $19      $59     $ 102


                                                       KEYSTONE GOVERNMENT
                                                               FUND
                                                                TEN
                                                               YEARS
Class A......................................................  $ 180
Class B
  Assuming redemption at end of period.......................  $ 192
Class B
  Assuming no redemption at end of period....................  $ 192
Class C
  Assuming redemption at end of period.......................  $ 221
Class C
  Assuming no redemption at end of period....................  $ 221

                                                                                                EVERGREEN U.S. GOVERNMENT FUND
                                                                                                          PRO-FORMA
                                                                                              ONE      THREE     FIVE       TEN
                                                                                              YEAR     YEARS     YEARS     YEARS
Class A....................................................................................   $57       $77      $  99     $ 161
Class B
  Assuming redemption at end of period.....................................................   $67       $84      $ 113     $ 174
Class B
  Assuming no redemption at end of period..................................................   $17       $54      $  93     $ 174
Class C
  Assuming redemption at end of period.....................................................   $27       $54      $  93     $ 203
Class C
  Assuming no redemption at end of period..................................................   $17       $54      $  93     $ 203


     The purpose of the foregoing examples is to assist a Keystone Government Fund shareholder in understanding the various costs and expenses that an investor in the Evergreen U.S. Government Fund would bear directly and indirectly as a result of the Reorganization, as compared with the various direct and indirect expenses currently borne by a shareholder in the Keystone Government Fund. These examples should not be considered a representation of past or future expenses or annual returns. Actual expenses may be greater or less than those shown. Moreover, while the example assumes a 5% annual return, a Fund's actual performance will vary and may result in actual returns greater or less than 5%.

                                    SUMMARY

     THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE ADDITIONAL INFORMATION CONTAINED ELSEWHERE IN THIS PROSPECTUS/PROXY STATEMENT, THE PROSPECTUS OF THE EVERGREEN U.S. GOVERNMENT FUND DATED AUGUST 30, 1996 AND THE PROSPECTUS OF THE KEYSTONE GOVERNMENT FUND DATED NOVEMBER 29, 1996, AS SUPPLEMENTED JANUARY 1, 1997 (WHICH ARE INCORPORATED HEREIN BY REFERENCE) AND THE PLAN, A FORM OF WHICH IS ATTACHED TO THIS PROSPECTUS/PROXY STATEMENT AS EXHIBIT A.

PROPOSED PLAN OF REORGANIZATION

     The Plan provides for the transfer of all of the assets of the Keystone Government Fund in exchange for shares of the Evergreen U.S. Government Fund and the assumption by the Evergreen U.S. Government Fund of certain identified liabilities of the Keystone Government Fund. (The Keystone Government Fund and the Evergreen U.S. Government Fund each may also be referred to in this Prospectus/Proxy Statement as a "Fund" and together, as the "Funds".) The Plan also calls for the distribution of shares of the Evergreen U.S. Government Fund to Keystone Government Fund shareholders in liquidation of the Keystone Government Fund as part of the Reorganization. As a result of the Reorganization, the shareholders of the Keystone Government Fund will become the owners of that number of full and fractional Corresponding Shares of Evergreen U.S. Government Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's shares of the Keystone Government Fund as of the close of business immediately prior to the date that the Keystone Government Fund's assets are exchanged for shares of the Evergreen U.S. Government Fund.

     The Trustees of the Keystone Government Fund, including the Trustees who are not "interested persons," as such term is defined in the 1940 Act (the "Independent Trustees"), have concluded that the Reorganization would be in the best interests of shareholders of the Keystone Government Fund and that the interests of the shareholders of the Keystone Government Fund will not be diluted as a result of the transactions contemplated by the Reorganization. Accordingly, the Trustees have submitted the Plan for the approval of the Keystone Government Fund's shareholders.

     THE BOARD OF TRUSTEES OF THE KEYSTONE GOVERNMENT FUND RECOMMENDS APPROVAL BY SHAREHOLDERS OF THE KEYSTONE GOVERNMENT FUND OF THE PLAN EFFECTING THE REORGANIZATION.


     The Trustees of the Evergreen Investment Trust have also approved the Plan, and accordingly, the Evergreen U.S. Government Fund's participation in the Reorganization.


     Approval of the Reorganization on the part of the Keystone Government Fund will require the affirmative vote of a majority of the shares present and entitled to vote, with all classes voting together as a single class, at a meeting at which a quorum is present. A majority of the outstanding shares of the Fund, represented in person or by proxy is required to constitute a quorum at the meeting. See "Voting Information Concerning the Meeting." The Reorganization is scheduled to take place on or about July 31, 1997.

     If the shareholders of the Keystone Government Fund do not vote to approve the Reorganization, the Trustees of the Keystone Government Fund will consider other possible courses of action in the best interests of shareholders.

TAX CONSEQUENCES

     Prior to or at the completion of the Reorganization, the Keystone Government Fund will have received an opinion of counsel that the Reorganization has been structured so that no gain or loss will be recognized by the Keystone Government Fund or its shareholders for federal income tax purposes as a result of the receipt of shares of the Evergreen U.S. Government Fund in the Reorganization. The holding period and aggregate tax basis of the Corresponding Shares of the Evergreen U.S. Government Fund that are received by Keystone Government Fund shareholders will be the same as the holding period and aggregate tax basis of shares of the Keystone Government Fund previously held by such shareholders, provided that shares of the Keystone Government Fund are held as capital assets. In addition, the holding period and tax basis of the assets of the Keystone Government Fund in the hands of the Evergreen U.S. Government Fund as a result of the Reorganization will be the same as in the hands of the Keystone Government Fund immediately prior to the Reorganization and no gain or loss will be recognized by the Evergreen U.S. Government Fund upon the receipt of the assets of the Keystone Government Fund in exchange for shares of the Evergreen U.S. Government Fund and the assumption by the Evergreen U.S. Government Fund of certain identified liabilities of the Keystone Government Fund.

INVESTMENT OBJECTIVES AND POLICIES OF THE EVERGREEN U.S. GOVERNMENT FUND AND THE KEYSTONE GOVERNMENT FUND

     The investment objective of the Evergreen U.S. Government Fund is to achieve a high level of current income consistent with stability of principal. The Evergreen U.S. Government Fund invests in debt instruments issued or guaranteed by the U.S. Government, its agencies, or instrumentalities ("U.S. Government and Agency Securities"). In pursuing its objective, the Evergreen U.S. Government Fund invests at least 80% of its assets under ordinary circumstances in U.S. Government and Agency Securities. The investment objective of the Keystone Government Fund is to seek the highest level of current income consistent with the safety of principal, and maintenance of liquidity, by investing primarily in securities that are issued, or guaranteed as to principal and interest by the full faith and credit of the U.S. Government ("U.S. Government Securities"). In pursuing this objective, the Keystone Government Fund invests at least 65% of its assets under ordinary circumstances in U.S. Government Securities. See "Comparison of Investment Objectives and Policies" below.

COMPARATIVE PERFORMANCE INFORMATION OF EACH FUND

     Discussions of the manner of calculation of total return are contained in the respective Prospectus and Statement of Additional Information of the Funds. The average annual total return of the Class A, Class B and Class C shares of Evergreen U.S. Government Fund for the one year and since inception periods ended March 31, 1997 and for Keystone Government Fund for the one year, five year and since inception periods ended March 31, 1997 are set forth in the table below. The calculations of total return assume the reinvestment of all dividends and capital gains distributions on the reinvestment date and the deduction of all recurring expenses (including sales charges) that were charged to shareholders' accounts.

                          AVERAGE ANNUAL TOTAL RETURN


                                                             ONE YEAR ENDED    5 YEARS ENDED      SINCE INCEPTION
                                                             MARCH 31, 1997    MARCH 31, 1997    TO MARCH 31, 1997    INCEPTION DATE
Evergreen U.S. Government Fund
  Class A shares..........................................       -0.71%                NA               4.03%             1/12/93
  Class B shares..........................................       -1.41%                NA               4.17%             1/12/93
  Class C shares..........................................        2.49%                NA               5.83%              9/2/94
Keystone Government Fund (1)
  Class A shares..........................................       -0.87%(1)          5.47%               6.99%             4/14/87
  Class B shares..........................................       -1.59%(1)             NA               3.88%(1)           2/1/93
  Class C shares..........................................        2.31%(1)             NA               4.28%(1)           2/1/93


(1) Reflects waiver of advisory fees and reimbursements and/or waivers of expenses. Without such reimbursements and/or waivers, the average annual total return during the period would have been lower.

     Important information about the Evergreen U.S. Government Fund is also contained in management's discussion of the Evergreen U.S. Government Fund's performance, attached hereto as Exhibit B. This information also appears in the Evergreen U.S. Government Fund's most recent Annual Report.

MANAGEMENT OF THE FUNDS

     The overall management of the Evergreen U.S. Government Fund and of the Keystone Government Fund is the responsibility of, and is supervised by, their respective Board of Trustees.

INVESTMENT ADVISERS


     EVERGREEN U.S. GOVERNMENT FUND. The Capital Management Group of First Union National Bank of North Carolina ("FUNB") serves as investment adviser to the Evergreen U.S. Government Fund. FUNB is a subsidiary of First Union Corporation ("First Union"), the sixth largest bank holding company in the United States. The Capital Management Group of FUNB and Evergreen Asset Management Corp. ("Evergreen Asset"), and Keystone Investment Management Company ("Keystone"), both affiliated investment advisers, manage the Evergreen Keystone family of mutual funds with assets of approximately $29.2 billion as of February 28, 1997. For further information regarding FUNB, Evergreen Asset and First Union, see "Management of the Funds -- Investment Adviser" in the Prospectus of the Evergreen U.S. Government Fund.


     FUNB manages investments and supervises the daily business affairs of the Evergreen U.S. Government Fund subject to the authority of the Trustees. FUNB is entitled to receive from the Evergreen U.S. Government Fund an annual fee equal to

 .50 of 1% of the average daily net assets of Evergreen U.S. Government Fund. Evergreen Keystone Investment Services, Inc., a wholly-owned subsidiary of FUNB ("EKIS"), provides administrative services to the Evergreen U.S. Government Fund and is entitled to receive from the Evergreen U.S. Government Fund an annual fee based on the average daily net assets of the Evergreen U.S. Government Fund at a rate based on the total assets of the mutual funds administered by EKIS for which FUNB or affiliates serve as investment adviser calculated in accordance with the following schedule: .050% of the first $7 billion; .035% on the next $3 billion; .030% on the next $5 billion; .020% on the next $10 billion; .015% on the next $5 billion; and .010% on assets in excess of $30 billion. The BISYS Group Inc., an affiliate of Evergreen Keystone Distributor, Inc., distributor for the Evergreen Keystone group of mutual funds, serves as sub-administrator for both Funds and is entitled to receive a fee from each Fund calculated on the average daily net assets of each Fund at a rate based on the total assets of the mutual funds administered by EKIS for which FUNB or its affiliates serve as investment adviser calculated in accordance with the following schedule: .0100% of the first $7 billion; .0075% on the next $3 billion; .0050% on the next $15 billion; and .0040% on assets in excess of $25 billion. The total assets of the mutual funds administered by EKIS for which FUNB and its affiliates serve as investment adviser were approximately $29.2 billion as of February 28, 1997.


     KEYSTONE GOVERNMENT FUND. Keystone serves as the investment adviser for the Keystone Government Fund. Keystone manages the investment and reinvestment of the Fund's assets, supervises the operation of the Fund and provides all necessary office space, facilities and equipment.

     The Fund pays Keystone a fee for its services at the annual rate set forth below:

                                                                            AVERAGE AGGREGATE NET ASSET VALUE OF
ANNUAL MANAGEMENT FEE                                INCOME                        THE SHARES OF THE FUND
                                            2.00% of Gross Dividend
                                           and Interest Income, plus
0.50% of the first                                                                            $100,000,000, plus
0.45% of the next                                                                             $100,000,000, plus
0.40% of the next                                                                             $100,000,000, plus
0.35% of the next                                                                             $100,000,000, plus
0.30% of the next                                                                             $100,000,000, plus
0.25% of amounts over                                                                              $500,000,000.

PORTFOLIO MANAGEMENT

     The portfolio manager of the Evergreen U.S. Government Fund is Rollin C. Williams, who is a Vice President of FUNB. Mr. Williams has served as the Fund's portfolio manager since its inception in 1992.

DISTRIBUTION OF SHARES


     Evergreen Keystone Distributor, Inc. ("EKD"), an indirect, wholly owned subsidiary of BISYS Fund Services, Inc., acts as underwriter of each Fund's shares. EKD distributes each Fund's shares directly or through broker-dealers, banks (including FUNB), or other financial intermediaries. The Evergreen U.S. Government Fund offers four classes of shares: Class A, Class B, Class C and Class Y. The Keystone Government Fund offers three classes of shares: Class A, Class B and Class C. Each class has separate distribution arrangements. (See "Distribution-related and Shareholder Servicing-related Expenses" below.) No Class bears the distribution expenses relating to the shares of any other Class.


     In the proposed Reorganization, shareholders of the Keystone Government Fund will receive the corresponding Class of shares of the Evergreen U.S. Government Fund which they currently hold in the Keystone Government Fund. The Class A, Class B and Class C shares of the Evergreen U.S. Government Fund have identical arrangements with respect to the imposition of initial sales charges, CDSCs and distribution and service fees as the comparable class of shares of the Keystone Government Fund. The Keystone Government Fund does not have Class Y shares. Because the Reorganization will be effected at net asset value without the imposition of a sales charge, Evergreen U.S. Government Fund shares acquired by shareholders of the Keystone Government Fund pursuant to the proposed Reorganization would not be subject to any initial sales charge or contingent deferred sales charge ("CDSC") as a result of the Reorganization. However, holders of Evergreen U.S. Government Fund shares acquired as a result of the Reorganization would continue to be subject to a CDSC upon subsequent redemptions to the same extent as if they had continued to hold their shares of the Keystone Government Fund.

     The following is a summary description of charges and fees for each of the different Classes of shares of each Fund. More detailed descriptions of the distribution arrangements applicable to the Classes of shares are contained in the respective

Evergreen U.S. Government Fund Prospectus and Keystone Government Fund Prospectus and in each Fund's respective Statement of Additional Information.

     CLASS A SHARES. Class A shares are sold at net asset value plus an initial sales charge and, as indicated below, are subject to shareholder servicing-related fees.


     CLASS B SHARES. Class B shares are sold without any front-end sales charges but are subject to a CDSC which ranges from 5% to 1%, if shares are redeemed during the month of purchase and the first six years after the month of purchase and which declines to 0% thereafter. In addition, Class B shares are subject to distribution-related fees and shareholder servicing-related fees as described below. Class B shares issued in the Reorganization will automatically convert to Class A in accordance with the conversion schedule in effect at the time the Keystone Government Fund shares were originally purchased.


     Until Class B shares convert to Class A shares they are subject to higher distribution-related fees than the corresponding Class A shares of each Fund on which a front-end sales charge is imposed. The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares of either Fund.

     CLASS C SHARES. Class C shares are sold without an initial sales charge, but as indicated below, are subject to distribution-related and shareholder servicing-related fees. Class C shares are subject to a 1% CDSC if such shares are redeemed during the month of purchase and the 12-month period following the month of purchase. No CDSC is imposed on amounts redeemed thereafter. Class C shares incur higher distribution and/or shareholder service fees than Class A shares but, unlike Class B shares, do not convert to any other class of shares.

     The amount of the CDSCs applicable to redemptions of Class B and Class C shares are charged as a percentage of the lesser of the then current net asset value or original cost. The CDSC is deducted from the amount of the redemption and is paid to the respective Fund's distributor or its predecessor, as the case may be. Shares of each Fund acquired through dividend or distribution reinvestment are not subject to a CDSC. For purposes of determining the schedule of CDSCs, and the time of conversion to Class A shares, applicable to shares of Evergreen U. S. Government Fund received by Keystone Government Fund shareholders in the Reorganization, Evergreen U.S. Government Fund will treat such shares as having been sold on the date the shares of the Keystone Government Fund were originally purchased by the Keystone Government Fund shareholder and as subject to the CDSC then applicable to Keystone Government Fund shares. Additional information regarding the Classes of shares of each Fund is included in its respective Prospectus and Statement of Additional Information.

     DISTRIBUTION-RELATED AND SHAREHOLDER SERVICING-RELATED EXPENSES. Each Fund has adopted a Rule 12b- 1 plan with respect to its Class A shares under which the Class may pay for distribution-related expenses at an annual rate which may not exceed .75 of 1% of average daily net assets attributable to the Class, which amount may be increased to the full plan rate for such Fund by the Trustees without shareholder approval. The current annual rate of fees for Class A shares is .25 of 1.00% of average daily net assets.

     Each Fund has also adopted a Rule 12b-1 plan with respect to its Class B and Class C shares under which the Class may pay for distribution related and shareholder servicing related expenses at an annual rate which may not exceed 1.00% of average daily net assets attributable to the Class.

     The Class B and Class C Rule 12b-1 plans provide for the payment in respect of "shareholder services," at an annual rate which may not exceed .25 of 1% (making total Rule 12b-1 fees for Class B and Class C shares payable at a maximum annual rate of 1.00%). Consistent with the requirements of Rule 12b-1 and the applicable rules of the National Association of Securities Dealers, Inc., following the Reorganization the Evergreen U.S. Government Fund may make distribution-related and shareholder servicing-related payments with respect to Keystone Government Fund shares sold prior to the Reorganization, including payments the Keystone Government Fund's former underwriter.

     Additional information regarding the Rule 12b-1 plans adopted by each Fund is included in its respective Prospectus and Statement of Additional Information.

PURCHASE AND REDEMPTION PROCEDURES


     Information concerning applicable sales charges, distribution-related fees and shareholder servicing-related fees are described above. Investments in the Funds are not insured. The minimum initial purchase requirement for each Fund is $1,000. There is no minimum for subsequent purchases of shares of either Fund. Each Fund provides for telephone, mail or wire redemption of shares at net asset value as next determined after receipt of a redemption request, less any CDSC, on each day the New York Stock Exchange ("NYSE") is open for trading. Additional information concerning purchases and redemptions of shares, including how each Fund's net asset value is determined, is contained in the respective Prospectus for each Fund. The Evergreen U.S. Government Fund and the Keystone Government Fund each may involuntarily redeem shareholders' accounts that have less than $1,000 of invested funds. All funds invested in each Fund are invested in full and fractional shares. The Funds reserve the right to reject any purchase order.

EXCHANGE PRIVILEGES


     Each Fund currently has identical exchange privileges. No sales charge is imposed on an exchange. An exchange which represents an initial investment in another fund must amount to at least $1,000. The current exchange privileges, and the requirements and limitations attendant thereto, are described in each Fund's respective Prospectus and Statement of Additional Information.


DIVIDEND POLICY


     Each Fund distributes its investment company taxable income monthly and net long-term capital gains, if any, at least annually. The Keystone Government Fund declares and pays its income and short term gains dividends monthly. The Evergreen Government Fund declares such dividends daily and pays them monthly. Dividends and distributions are reinvested in additional shares of the same Class of the respective Fund, or paid in cash, as a shareholder has elected. See each Fund's respective Prospectus for further information concerning dividends and distributions.


     After the Reorganization, shareholders of the Keystone Government Fund that have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from the Evergreen U.S. Government Fund reinvested in shares of the Evergreen U.S. Government Fund. Shareholders of the Keystone Government Fund that have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from the Evergreen U.S. Government Fund in cash after the Reorganization, although they may, after the Reorganization, elect to have such dividends and/or distributions reinvested in additional shares of the Evergreen U.S. Government Fund.

     Each Fund has qualified and intends to continue to qualify to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). While so qualified, so long as each Fund distributes all of its investment company taxable income and any net realized gains to shareholders, it is expected that a Fund will not be required to pay any federal income taxes on the amounts so distributed. A 4% nondeductible excise tax will be imposed on amounts not distributed if a Fund does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

                                     RISKS


     Since the investment objectives and policies of each Fund are substantially comparable, the risks involved in investing in each Fund's shares are similar except that at least 65% of the assets of the Keystone Government Securities Fund are invested in U.S. Government Securities, while at least 80% of the assets of the Evergreen U.S. Government Fund are invested in U.S. Government and Agency Securities. In addition, the Keystone Government Fund may invest up to 35% of its assets in U.S. Government and Agency Securities, commercial paper rated the highest grade by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Services, Inc. ("Moody's") or if not rated issued by a company that had an outstanding issue rated A or better by S & P or Moody's, obligations of banks having $1 billion in assets and corporate obligations rated A or better by S&P or Moody's ("Keystone Other Eligible Securities"). In contrast the Evergreen U.S. Government Fund may invest up to 20% of its total assets in certain short term collateralized mortgage obligations ("CMO's") and short term commercial paper as long as such obligations are rated high quality by two nationally recognized statistical rating organizations, and debt securities rated Baa or higher by Moody's or BBB or higher by S&P or which if unrated, are considered to be of comparable quality ("Evergreen Other Eligible Securities"). Bonds rated Baa by Moody's or BBB by S&P are investment grade, and have speculative characteristics. (A description of the rating categories is contained in each Fund's Statement of Additional Information.) There is no assurance that investment performances will be positive and that the Funds will meet their investment objectives.



     While U.S. Government and Agency Securities are guaranteed as to principal and interest, the market value of such securities is not guaranteed. Generally, the market value of U.S. Government and Agency Securities, like other fixed income securities, will vary inversely with changes in interest rates. For example, if interest rates increase after the Fund purchases a U.S. Government or Agency Security, and the Fund sells the security before it matures, the Fund may incur a loss on the sale. The longer the maturity of the security, the greater the exposure to market price fluctuation.


     To the extent that investments are made in Keystone or Evergreen Other Eligible Securities, such investments, despite favorable credit ratings, are subject to some risk of default.

     DERIVATIVES. The market value of derivatives or structured securities in which both Funds may invest may vary depending upon the manner in which the investments have been structured and may fluctuate much more rapidly and to a much greater extent. As a result, the value of such investments may change at a rate in excess of the rate at which traditional fixed income securities change and, depending on the structure of the derivative, may change in a manner opposite to the change in the market value of a traditional fixed income security. See each Fund's Prospectus and Statement of Additional Information for a further discussion of the risks inherent in the use of derivatives.

                         REASONS FOR THE REORGANIZATION

     At a regular meeting held on March 12, 1997, the Board of Trustees of the Keystone Government Fund considered and approved the Reorganization as in the best interests of the Fund and its shareholders and determined that the interests of existing shareholders of the Keystone Government Fund will not be diluted as a result of the transactions contemplated by the Reorganization.

     In approving the Plan, the Trustees reviewed various factors about the Funds and the proposed Reorganization. There are substantial similarities between the Evergreen U.S. Government Fund and the Keystone Government Fund. Specifically, the Evergreen U.S. Government Fund and the Keystone Government Fund have substantially similar investment objectives and policies, and comparable risk profiles. See "Comparison of Investment Objectives and Policies" below. At the same time, the Board of Trustees evaluated the potential economies of scale associated with larger mutual funds and concluded that operational efficiencies may be achieved upon a reorganization with another Evergreen Keystone fund with a greater level of assets. As of February 28, 1997, the Evergreen U.S. Government Fund's assets were approximately $296 million and the Keystone Government Fund's assets were approximately $45 million.

     In addition, assuming that an alternative to the Reorganization would be to propose that the Keystone Government Fund continue its existence, the Keystone Government Fund would be offered through common distribution channels with the substantially identical Evergreen U.S. Government Fund. The Keystone Government Fund would also have to bear the cost of maintaining its separate existence. Keystone and FUNB believe that the prospect of dividing the resources of the Evergreen Keystone mutual fund organization between two substantially identical funds could result in the Keystone Government Fund being disadvantaged due to an inability to achieve optimum size, performance levels and the greatest possible economies of scale. Accordingly, for the reasons noted above and recognizing that there can be no assurance that any economies of scale or other benefits will be realized, both Keystone and FUNB believe that the proposed Reorganization would be in the best interest of each Fund and its shareholders.

     The Board of Trustees of the Keystone Government Fund met and considered the recommendation of Keystone and FUNB, and, in addition, considered among other things, (i) the terms and conditions of the Reorganization; (ii) whether the Reorganization would result in the dilution of shareholder interests; (iii) expense ratios, fees and expenses of the Keystone Government Fund and the Evergreen U.S. Government Fund; (iv) the comparative performance records of each of the Funds; (v) compatibility of their investment objectives and policies;
(vi) service features available to shareholders in the respective Funds; (vii) the investment experience, expertise and resources of FUNB; (viii) the fact that FUNB will bear the expenses incurred by Keystone Government Fund in connection with the Reorganization; (ix) the fact that Evergreen U.S. Government Fund will assume certain identified liabilities of the Keystone Government Fund; and (x) the expected federal income tax consequences of the Reorganization.

     The Trustees also considered the benefits to be derived by shareholders of the Keystone Government Fund from the sale of its assets to the Evergreen U.S. Government Fund. In this regard, the Trustees considered the potential benefits of being associated with a larger entity and the economies of scale that could be realized by the participation by shareholders of the Keystone Government Fund in the combined Fund. In addition, the Trustees considered that there are alternatives available to shareholders of the Keystone Government Fund, including the ability to redeem their shares, as well as the option to vote against the Reorganization.


     During their consideration of the Reorganization, the Trustees met with Fund counsel and counsel to the Independent Trustees regarding the legal issues involved. The Trustees of the Evergreen Investment Trust also concluded at a regular meeting on March 11, 1997 that the proposed Reorganization would be in the best interests of the Evergreen U.S. Government Fund and its shareholders and that the interests of the existing shareholders of the Evergreen U.S. Government Fund will not be diluted as a result of the transactions contemplated by the Reorganization.


     THE TRUSTEES OF THE KEYSTONE GOVERNMENT FUND RECOMMEND THAT THE SHAREHOLDERS OF THE KEYSTONE GOVERNMENT FUND APPROVE THE PROPOSED
REORGANIZATION.

AGREEMENT AND PLAN OF REORGANIZATION

     The following summary is qualified in its entirety by reference to the Plan (Exhibit A hereto).


     The Plan provides that the Evergreen U.S. Government Fund will acquire all of the assets of the Keystone Government Fund in exchange for shares of the Evergreen U.S. Government Fund and the assumption by the Evergreen U.S. Government Fund of certain identified liabilities of the Keystone Government Fund on or about July 31, 1997 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, the Keystone Government Fund will endeavor to discharge all of its known liabilities and obligations. The Evergreen U.S. Government Fund will not assume any liabilities or obligations of the Keystone Government Fund other than those reflected in an unaudited statement of assets and liabilities of the Keystone Government Fund prepared as of the close of regular trading on the NYSE, currently 4:00 p.m. Eastern time, on the business day immediately prior to the Closing Date. The Evergreen U.S. Government Fund will provide the Trustees of the Keystone Government Fund with certain indemnifications as set forth in the Plan. The number of full and fractional shares of each Class of the Evergreen U.S. Government Fund to be received by the shareholders of the Keystone Government Fund will be determined by dividing the value of the assets of the Keystone Government Fund to be acquired by the ratio of the net asset value per share of each respective class of the Evergreen U.S. Government Fund and each Class of the Keystone Government Fund, computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date. The net asset value per share of each Class will be determined by dividing assets, less liabilities, in each case attributable to the respective Class, by the total number of outstanding shares.


     State Street Bank and Trust Company, the custodian for both Funds, will compute the value of the Funds' respective portfolio securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of the Evergreen U.S. Government Fund, Rule 22c-1 under the 1940 Act, and with the interpretations of such rule by the SEC's Division of Investment Management.

     At or prior to the Closing Date, the Keystone Government Fund shall have declared a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Keystone Government Fund's shareholders (in shares of the Keystone Government Fund, or in cash, as the shareholder has previously elected) all of the Keystone Government Fund's investment company taxable income for the taxable year ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable years ending on or prior to the Closing Date (after reductions for any capital loss carry forward).

     As soon after the Closing Date as conveniently practicable, the Keystone Government Fund will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the full and fractional Corresponding Shares of the Evergreen U.S. Government Fund received by the Keystone Government Fund. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of the Keystone Government Fund's shareholders on the share records of the Evergreen U.S. Government Fund's transfer agent. Each account will represent the respective pro rata number of full and fractional Corresponding Shares of the Evergreen U.S. Government Fund due to the Keystone Government Fund's shareholders. All issued and outstanding shares of the Keystone Government Fund, including those represented by certificates, will be canceled. The Evergreen U.S. Government Fund does not issue share certificates to shareholders. The shares of the Evergreen U.S. Government Fund to be issued will have no preemptive or conversion rights, other than the right of Class B shares to convert to Class A shares after a specified period. After such distribution and the winding up of its affairs, the Keystone Government Fund will be terminated, and expects to file with the SEC an application for deregistration as a registered investment company.

     The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval by the Keystone Government Fund's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel, including opinions with respect to those matters referred to in "Federal Income Tax Consequences" below. Notwithstanding approval of the Keystone Government Fund's shareholders, the Plan may be terminated (a) by the mutual agreement of the Keystone Government Fund and the Evergreen U.S. Government Fund; or (b) at or prior to the Closing Date by either party (i) because of a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date if not cured within 30 days, or (ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

     The expenses of the Keystone Government Fund in connection with the Reorganization (including the cost of any proxy soliciting agents) and the expenses of the Evergreen U.S. Government Fund will be borne by FUNB whether or not the Reorganization is consummated.

     If the Reorganization is not approved by shareholders of the Keystone Government Fund, the Board of Trustees of the Keystone Government Fund will consider other possible courses of action in the best interests of shareholders.

FEDERAL INCOME TAX CONSEQUENCES

     The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Code. As a condition to the closing of the Reorganization, the Keystone Government Fund will receive an opinion of counsel to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, upon consummation of the Reorganization:

     (1) The transfer of all of the assets of the Keystone Government Fund solely in exchange for shares of the Evergreen U.S. Government Fund and the assumption by the Evergreen U.S. Government Fund of certain identified liabilities of the Keystone Government Fund, followed by the distribution of the Evergreen U.S. Government Fund's shares by the Keystone Government Fund in dissolution and liquidation of the Keystone Government Fund, will constitute a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and the Evergreen U.S. Government Fund and the Keystone Government Fund will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

     (2) No gain or loss will be recognized by the Keystone Government Fund on the transfer of all of its assets to the Evergreen U.S. Government Fund solely in exchange for the Evergreen U.S. Government Fund's shares and the assumption by the Evergreen U.S. Government Fund of certain identified liabilities of the Keystone Government Fund or upon the distribution of the Evergreen U.S. Government Fund's shares to the Keystone Government Fund's shareholders in exchange for their shares of the Keystone Government Fund;

     (3) The tax basis of the assets transferred will be the same to the Evergreen U.S. Government Fund as the tax basis of such assets to the Keystone Government Fund immediately prior to the Reorganization, and the holding period of such assets in the hands of the Evergreen U.S. Government Fund will include the period during which the assets were held by the Keystone Government Fund;

     (4) No gain or loss will be recognized by the Evergreen U.S. Government Fund upon the receipt of the assets from the Keystone Government Fund solely in exchange for the shares of the Evergreen U.S. Government Fund and the assumption by the Evergreen U.S. Government Fund of certain identified liabilities of the Keystone Government Fund;

     (5) No gain or loss will be recognized by the Keystone Government Fund's shareholders upon the issuance of the shares of the Evergreen U.S. Government Fund to them, provided they receive solely such shares (including fractional shares) in exchange for their shares of the Keystone Government Fund; and

     (6) The aggregate tax basis of the shares of the Evergreen U.S. Government Fund, including any fractional shares, received by each of the shareholders of the Keystone Government Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the Keystone Government Fund held by such shareholder immediately prior to the Reorganization, and the holding period of the shares of the Evergreen U.S. Government Fund, including fractional shares, received by each such shareholder will include the period during which the shares of the Keystone Government Fund exchanged therefor were held by such shareholder (provided that the shares of the Keystone Government Fund were held as a capital asset on the date of the Reorganization).

     Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, each Keystone Government Fund shareholder would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Keystone Government Fund shares and the fair market value of the Evergreen U.S. Government Fund shares he or she received. Shareholders of the Keystone Government Fund should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders of the Keystone Government Fund should also consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

     It is not anticipated that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of the Evergreen U.S. Government Fund.

PRO-FORMA CAPITALIZATION


     The following table sets forth the capitalization of the Evergreen U.S. Government Fund and the Keystone Government Fund as of February 28, 1997 and on a pro-forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro-forma data reflects a pro-forma exchange ratio of approximately 1.005, 1.005, and 1.006 Class A, Class B and Class C shares, respectively, of the Evergreen U.S. Government Fund issued for each Class A, Class B and Class C share, respectively, of the Keystone Government Fund.


  CAPITALIZATION OF THE EVERGREEN U.S. GOVERNMENT FUND AND KEYSTONE GOVERNMENT
                                      FUND

                                                                                 EVERGREEN                      PRO-FORMA
                                                                                    U.S.         KEYSTONE        COMBINED
                                                                                 GOVERNMENT     GOVERNMENT        AFTER
                                                                                    FUND           FUND        REORGANIZATION
Total Net Assets
  Class A....................................................................   $ 18,136,885    $22,758,615    $ 40,895,500
  Class B....................................................................    150,459,179     15,616,226     166,075,405
  Class C....................................................................        698,644      6,632,730       7,331,374
  Class Y....................................................................    126,885,307        N/A         126,885,307
  Total......................................................................   $296,180,015    $45,007,571    $341,187,586
Net Asset Value Per Share
  Class A....................................................................   $       9.46    $      9.51    $       9.46
  Class B....................................................................           9.46           9.51            9.46
  Class C....................................................................           9.46           9.52            9.46
  Class Y....................................................................           9.46        N/A                9.46
Shares Outstanding
  Class A....................................................................      1,916,347      2,392,905       4,322,120
  Class B....................................................................     15,898,767      1,642,123      17,549,531
  Class C....................................................................         73,844        696,694         774,978
  Class Y....................................................................     13,407,518        N/A          13,407,518
All Classes..................................................................     31,296,476      4,731,722      36,054,147

     The table set forth above should not be relied on to reflect the number of shares to be received by Keystone Government Fund shareholders in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganization.

SHAREHOLDER INFORMATION

     As of May 16, 1997, there were the following number of each Class of shares of beneficial interest of the Keystone Government Fund and the Evergreen U.S. Government Fund outstanding:


                                                                                           EVERGREEN U.S.        KEYSTONE
CLASS OF SHARES                                                                            GOVERNMENT FUND    GOVERNMENT FUND
Class A.................................................................................       1,802,536          2,283,417
Class B.................................................................................      15,007,106          1,523,123
Class C.................................................................................          48,477            616,882
Class Y.................................................................................      13,544,679                 --
All Classes.............................................................................      30,402,798          4,423,422



     As of May 16, 1997, the officers and Trustees of the Keystone Government Fund beneficially owned as a group none of the outstanding shares of the Keystone Government Fund. To the Keystone Government Fund's knowledge, the following persons owned beneficially or of record more than 5% of the Keystone Government Fund's total outstanding shares as of May 16, 1997:



                                                                                           PERCENTAGE OF
                                                                         PERCENT OF        TOTAL SHARES
                                                          SHARES        CLASS BEFORE     OUTSTANDING AFTER
REGISTRATION                                   CLASS       OWNED       REORGANIZATION     REORGANIZATION
MLPF&S for the sole                              A      415,368.000        18.19%              10.22%
benefit of its customers
Attn: Fund Administration
4800 Deer Lake Dr. E, 3rd Floor
Jacksonville, FL 32246-6484

MLPF&S for the sole                              B      305,021.000        20.03%               1.86%
benefit of its customers
Attn: Fund Administration
4800 Deer Lake Dr. E, 3rd Floor
Jacksonville, FL 32246-6484

MLPF&S for the sole                              C      145,367.000        23.56%              21.87%
benefit of its customers
Attn: Fund Administration
4800 Deer Lake Dr. E, 3rd Floor
Jacksonville, FL 32246-6484

Geisinger Foundation                             C       55,644.733         9.02%               8.37%
c/o Marilyn Sierer
100 North Academy Ave.
Danville, PA 17821

Patterson & Co.                                  C       54,370.022         8.81%               8.18%
c/o Corestates Bank NA
P.O. Box 7829
Philadelphia, PA 19101-7829

     As of May 16, 1997, the officers and Trustees of the Evergreen Investment Trust beneficially owned as a group none of the outstanding shares of the Evergreen U.S. Government Fund. To the Evergreen U.S. Government Fund's knowledge, the following persons owned beneficially or of record more than 5% of the Evergreen U.S. Government Fund's total outstanding shares as of the May 16, 1997:



                                                                                           PERCENTAGE OF
                                                                         PERCENT OF        TOTAL SHARES
                                                          SHARES        CLASS BEFORE     OUTSTANDING AFTER
REGISTRATION                                   CLASS       OWNED       REORGANIZATION     REORGANIZATION
FUBS & Co. FEBO                                  C       10,131.712         20.90%              1.51%
William F. Daly Trust and
William F. Daly Ttee
U/A/D 09/22/77
2336 NE 27 St.
Lighthouse Point, FL 33064-8355

FUBS & Co. FEBO                                  C        4,787.591          9.88%              0.71%
Douglas H. Thompson Sr.
P.O. Box 633
Belle Glade, FL 33430-0633

FUBS & Co. FEBO                                  C        3,046.752          6.29%              0.45%
Lee Pinnell and Fran Pinnell
2841 NE 22nd Ct.
Pompano Beach, FL 33062-1109

FUBS & Co. FEBO                                  C        2,742.266          5.66%              0.41%
Joseph R. Folio and Martha P. Folio
702 Inverness Dr.
Westchester, PA 19380-6877

FUBS & Co. FEBO                                  C        2,526.316          5.21%              0.38%
Anna C. Murphy
4878 Tangerine Ave.
Winter Park, FL 32792-7147

First Union Nat'l Bk of Palm Beach               C        2,481.461          5.12%              0.34%
C/F Virginia T. Symons
U/A DTD 5/24/95
A/C# 4128730582
401 S. Tryon St.-CMG1151
Charlotte, NC 28202-1911



                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES



     The following discussion is based upon and qualified in its entirety by the descriptions of the respective investment objectives, policies and restrictions set forth in the respective Prospectus and Statement of Additional Information of each Fund. The investment objectives, policies and restrictions of the Evergreen U.S. Government Fund can be found in the Prospectus of the Evergreen U.S. Government Fund under the caption "Investment Objectives and Policies." The Evergreen U.S. Government Fund's Prospectus also offers additional funds advised by FUNB. These additional funds are not involved in the Reorganization, their investment objectives, policies and restrictions are not discussed in this Prospectus/Proxy Statement and their shares are not offered hereby. The investment objectives, policies and restrictions of the Keystone Government Fund can be found in the Prospectus of the Keystone Government Fund under the caption "Investment Objective and Policies."


     The investment objective of the Evergreen U.S. Government Fund is to achieve a high level of current income consistent with stability of principal. The Evergreen U.S. Government Fund's investment objective is fundamental and cannot be changed without shareholder approval.

     The Evergreen U.S. Government Fund seeks to achieve its objectives by investing at least 80% of its assets in U.S. Government and Agency Securities. In addition, the Evergreen U.S. Government Fund may invest in securities representing ownership interests in mortgage pools, in a pool of assets or in CMOs. The Evergreen U.S. Government Fund may invest up to 20% of its assets in CMOs, high quality commercial paper rated A-1 or A-2 by S&P, Prime 1 or Prime 2 by Moody's or

F-1 or F-2 by Fitch Investors Services, LLP., and debt securities rated at least Baa by Moody's or BBB by S&P. As a result, subject to its general limitations on below-investment grade debt securities, 20% of the Evergreen U.S. Government Fund's investments could, from time to time, consist of investment grade debt securities which have speculative characteristics. In comparison, none of the Keystone Government Fund's investments may be rated below A by Moody's or S&P. (See the description of the rating categories contained in the Evergreen U.S. Government Fund's Statement of Additional Information.) The Evergreen U.S. Government Fund expects to maintain an average weighted portfolio maturity of five to fifteen years.

     The Keystone Government Fund seeks the highest possible level of current income consistent with the safety of principal and maintenance of liquidity by investing primarily in U.S. Government Securities. The Keystone Government Fund's objective is fundamental and cannot be changed without the shareholder approval. To achieve its objective, the Keystone Government Fund invests at least 65% of its assets in U.S. Government Securities. The Fund may also invest up to 35% of its assets in U.S. Government and Agency Securities and certain high grade money market instruments, including (1) commercial paper of high quality (rated no lower than A-1 by S&P or Prime-1 by Moody's or, if not rated, issued by companies which have an outstanding long-term debt issue rated A or better by S&P or Moody's; and (2) obligations, including certificates of deposit and bankers' acceptances, of banks or savings and loan associations having at least $1 billion in assets as of the date of their most recently published financial statements that are members of the Federal Deposit Insurance Corporation, including U.S. branches of foreign banks and foreign branches of U.S. banks; and (3) corporate obligations that at the date of investment are rated A or better by S&P or Moody's.


     While the Keystone Government Fund may invest in securities of any maturity, it is currently expected that, under normal circumstances, the Fund will not hold securities (other than Keystone Other Eligible Securities) with maturities of more than 30 years or less than 5 years. The Keystone Government Fund may also invest in certain types of CMOs including inverse floating rate CMOs and interest only ("IO") and principal only ("PO") stripped mortgage obligations, all of whose underlying securities are U.S. Government Securities.


     Both Funds may enter into repurchase agreements, may engage in when issued and delayed delivery or forward transactions, may enter into financial futures and options transactions, may lend portfolio securities and may invest in certain derivatives instruments and structured securities, including interest rate swaps, and interest rate caps and floors.

     If any security held in by either Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

     The characteristics of each investment policy and the associated risks are described in the Prospectus and Statement of Additional Information of each Fund. Each of the Evergreen U.S. Government Fund and the Keystone Government Fund have other investment policies and restrictions which are also set forth in its Prospectus and Statement of Additional Information.

                COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

FORM OF ORGANIZATION

     The Keystone Government Fund and the Evergreen Investment Trust are open-end management investment companies registered with the SEC under the 1940 Act, which continuously offer shares to the public. Each is organized as a Massachusetts business trust and is governed by a Declaration of Trust, By-Laws and Board of Trustees. Both are also governed by applicable Massachusetts and Federal law. The Evergreen U.S. Government Fund is a series of Evergreen Investment Trust.

CAPITALIZATION

     The beneficial interests in the Evergreen U.S. Government Fund are represented by an unlimited number of transferable shares of beneficial interest with a $.0001 par value per share. The beneficial interests in the Keystone Government Fund are represented by an unlimited number of transferable shares of beneficial interest with no par value. The respective Declaration of Trust under which each Fund has been established permits the respective Trustees to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued. Each Fund's shares have equal voting rights with respect to matters affecting shareholders of all classes of each Fund, and in the case of the Evergreen U.S. Government Fund, each series of the Evergreen Investment Trust, represent equal proportionate interests in the assets belonging to the Funds. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Keystone Government Fund's Trustees or Evergreen Investment Trust's Trustees. Shareholders of each Fund vote separately, by class, as to matters, such as approval or amendments of Rule 12b-1 distribution plans that affect only their particular class and, in the case of the Evergreen U.S. Government Fund, which is a series of the Evergreen Investment Trust, by series as to matters, such as approval or amendments of investment advisory agreements or proposed reorganizations, that affect only their particular series.

SHAREHOLDER LIABILITY

     Under Massachusetts law, shareholders of a business trust could, under certain circumstances, be held personally liable for the obligations of the business trust. However, the respective Declaration of Trust under which the Funds were established disclaims shareholder liability for acts or obligations of the series and require that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Funds or the Trustees. The Declarations of Trust provide for indemnification out of the series' property for all losses and expenses of any shareholder held personally liable for the obligations of the series. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which a disclaimer is inoperative and the series or the trust itself would be unable to meet its obligations. A substantial number of mutual funds in the United States are organized as Massachusetts business trusts.

SHAREHOLDER MEETINGS AND VOTING RIGHTS


     Neither the Keystone Government Fund nor Evergreen Investment Trust, on behalf of the Evergreen U.S. Government Fund or any of its other series, is required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% or 25% of the outstanding shares of Keystone Government Fund or Evergreen Investment Trust, respectively. In addition, each Fund is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. If Trustees of the Evergreen Investment Trust fail or refuse to call a meeting as required by its By-laws after a request in writing by shareholders holding an aggregate of at least 25% of the shares outstanding, then shareholders holding said 25% may call and give notice of such meeting. Evergreen Investment Trust and the Keystone Government Fund currently do not intend to hold regular shareholder meetings. Neither permits cumulative voting. A majority of shares outstanding and entitled to vote on a matter constitutes a quorum for consideration of such matter. In either case, a majority of the shares voting is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).


LIQUIDATION OR DISSOLUTION


     In the event of the liquidation of a Fund the shareholders are entitled to receive, when, and as declared by the Trustees, the excess of the assets belonging to such Fund or attributable to the class over the liabilities belonging to the Fund or attributable to the Class. In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of the Fund held by them and recorded on the books of the Fund.


LIABILITY AND INDEMNIFICATION OF TRUSTEES

     The Declaration of Trust of the Evergreen Investment Trust provides that no Trustee or officer shall be liable to the Fund or to any shareholder, Trustee, officer, employee or agent of the Fund for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The By-laws of Evergreen Investment Trust provide that present and former Trustees or officers are generally entitled to indemnification against liabilities and expenses with respect to claims related to their position with the Fund unless, in the case of any liability to the Fund or its shareholders, it shall have been determined that such Trustee or officer is liable by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties involved in the conduct of his or her office.


     The Declaration of Trust of the Keystone Government Fund provides that a Trustee will not be liable for errors of judgment or mistake or fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his or her office. The Declaration of Trust provides that a Trustee or officer is entitled to indemnification against liabilities and expenses with respect to claims related to his or her position with the Keystone Government Fund, unless such Trustee or officer shall have been adjudicated to have acted with bad faith, willful misfeasance, or gross negligence, or in reckless disregard of his or her duties, or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Keystone Government Fund, or, in the event of settlement, unless there has been a determination that such Trustee or officer has not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties.

RIGHTS OF INSPECTION

     Shareholders of the respective Funds have the same right to inspect in Massachusetts the governing documents, records of meetings of shareholders, shareholder lists, share transfer records, accounts and books of the Fund as are permitted shareholders of a corporation under the Massachusetts corporation law. The purpose of inspection must be for interests of shareholders relative to the affairs of the Fund.


     The foregoing is only a summary of certain characteristics of the operations of the Declarations of Trust, By-Laws and Massachusetts law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such respective Declaration of Trust, By-Laws, and Massachusetts law directly for more complete information.


                             ADDITIONAL INFORMATION

     EVERGREEN U.S. GOVERNMENT FUND. Information concerning the operation and management of the Evergreen U.S. Government Fund is incorporated herein by reference from the Prospectus dated August 30, 1996, a copy of which is enclosed, and the Statement of Additional Information dated August 30, 1996. A copy of such Statement of Additional Information is available upon request and without charge by writing to the Evergreen U.S. Government Fund, at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-343-2898.

     KEYSTONE GOVERNMENT FUND. Information about the Keystone Government Fund is included in its current Prospectus dated November 29, 1996, as supplemented January 1, 1997, and in the Statement of Additional Information of the same date that have been filed with the SEC, all of which are incorporated herein by reference. Copies of the Prospectus, Statement of Additional Information and the Fund's Semi-Annual Report dated January 31, 1997, are available upon request and without charge by writing to the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-343-2898.


     The Evergreen Investment Trust and the Keystone Government Fund is each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material, and charter documents with the SEC. These items can be inspected and copies obtained at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511 and Seven World Trade Center, Suite 1300, New York, New York 10048.


                   VOTING INFORMATION CONCERNING THE MEETING

     This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees of the Keystone Government Fund to be used at the Special Meeting of Shareholders to be held at 3:00 p.m., July 14, 1997, at the offices of the Keystone Government Fund, 200 Berkeley Street, Boston, Massachusetts 02116 and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders on or about May 23, 1997. Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The holders of a majority of the shares outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting. If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate. Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote or (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will have no effect on the outcome of the vote to approve the Plan. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of the Keystone Government Fund, 200 Berkeley Street, Boston, Massachusetts 02116. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.

     Approval of the Plan will require the affirmative vote of a majority of the shares present and entitled to vote, with all classes voting together as a single class. Each full share outstanding is entitled to one vote and each fractional share outstanding is entitled to a proportionate share of one vote.

     Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, telegraph or personal solicitations conducted by officers and employees of FUNB or Keystone, their affiliates or other representatives of the Keystone Government Fund (who will not be paid for their solicitation activities). Corporate Investors Communications, Inc. ("CIC") has been engaged by the Keystone Government Fund to assist in soliciting proxies, and may contact certain shareholders of the Keystone Government Fund over the telephone. Shareholders that are contacted by CIC may be asked to cast their vote by telephonic proxy. Such proxies will be recorded in accordance with the procedures set forth below. The Keystone Government Fund believes these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately reflected. The Keystone Government Fund has received an opinion of Sullivan & Worcester LLP that addresses the validity, under the applicable law of The Commonwealth of Massachusetts, of a proxy given orally. The opinion given by concludes that a Massachusetts court would find that there is no Massachusetts law or Massachusetts public policy against the acceptance of proxies signed by an orally-authorized agent.

     In all cases where a telephonic proxy is solicited, the CIC representative will ask you for your full name, address, social security or employer identification number, title (if you are authorized to act on behalf of an entity, such as a corporation), and number of shares owned. If the information solicited agrees with the information provided to CIC by the transfer agent to the Keystone Government Fund, then the CIC representative will explain the process, read the proposals listed on the proxy card and ask for your instructions on each proposal. The CIC representative, although he or she will answer questions about the process, will not recommend to the shareholder how he or she should vote, other than to read any recommendations set forth in the proxy statement. Within 72 hours, CIC will send you a letter or mailgram to confirm your vote and ask you to call immediately if your instructions are not correctly reflected in the confirmation.

     The cost of retaining CIC to assist in the proxy solicitation process will be borne by FUNB. If you wish to participate in the Meeting, but do not wish to give your proxy by telephone, you may still submit the proxy card included with this Prospectus/Proxy Statement or attend in person. Any proxy given by you, whether in writing or by telephone, is revocable.

     In the event that sufficient votes to approve the Reorganization are not received by July 14, 1997, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by the holders of a majority of the outstanding shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

     A shareholder who objects to the proposed Reorganization will not be entitled under either Massachusetts law or the Declaration of Trust of the Keystone Government Fund to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Reorganization is consummated, shareholders will be free to redeem the shares of the Evergreen U.S. Government Fund which they receive in the transaction at their then-current net asset value subject to any applicable CDSC. Shares of the Keystone Government Fund may be redeemed at any time prior to the consummation of the Reorganization. Keystone Government Fund shareholders may wish to consult their tax advisers as to any differing consequences of redeeming Keystone Government Fund shares prior to the Reorganization or exchanging such shares in the Reorganization.

     The Keystone Government Fund does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Keystone Government Fund at the address set forth on the cover of this Prospectus/Proxy Statement such that they will be received by the Keystone Government Fund in a reasonable period of time prior to any such meeting.

     The votes of the shareholders of the Evergreen U.S. Government Fund are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

     NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise the Keystone Government Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Prospectus/Proxy Statement needed to supply copies to the beneficial owners of the respective shares.

                        FINANCIAL STATEMENTS AND EXPERTS


     The financial statements of the Keystone Government Fund as of July 31, 1996 (audited) and January 31, 1997 (unaudited) have been incorporated by reference into this Prospectus/Proxy Statement. The financial statements as of July 31, 1996 have been incorporated by reference into this Prospectus/Proxy Statement in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.


     The financial statements of the Evergreen U.S. Government Fund as of June 30, 1996 (audited) and December 31, 1996 (unaudited) have been incorporated by reference into this Prospectus/Proxy Statement. The financial statements as of June 30, 1996 have been incorporated by reference into this Prospectus/Proxy Statement in reliance on the report of KPMG Peat Marwick, LLP, independent certified public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

                                 LEGAL MATTERS

     Certain legal matters concerning the issuance of shares of the Evergreen U.S. Government Fund will be passed upon by Sullivan & Worcester LLP, Washington, D.C.

                                 OTHER BUSINESS

     The Trustees of the Keystone Government Fund do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

     THE BOARD OF TRUSTEES OF THE KEYSTONE GOVERNMENT FUND, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS APPROVAL OF THE PLAN. ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.

May 20, 1997

                                   EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 28th day of April, 1997, by and between Evergreen Investment Trust, a Massachusetts business trust, with its principal place of business at 2500 Westchester Avenue, Purchase, New York 10577, with respect to its Evergreen U.S. Government Fund series (the "Acquiring Fund"), and Keystone Government Securities Fund, a Massachusetts business trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the "Selling Fund").

     This Agreement is intended to be, and is adopted as a plan of reorganization and liquidation within the meaning of Section 368 (a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class A, Class B and Class C shares of beneficial interest, par value $0.0001 per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of certain identified liabilities of the Selling Fund; (iii) and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Selling Fund and the Acquiring Fund are a registered investment company and a separate investment series of an open-end, registered investment company of the management type, respectively, and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, both Funds are authorized to issue their shares of beneficial interest;

     WHEREAS, the Trustees of the Evergreen Investment Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of certain identified liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund's shareholders and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the transactions contemplated herein;

     WHEREAS, the Trustees of the Selling Fund have determined that the Selling Fund should exchange all of its assets and certain identified liabilities for Acquiring Fund Shares and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the transactions contemplated herein;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                   ARTICLE I

             TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
            THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
                LIABILITIES AND LIQUIDATION OF THE SELLING FUND

     1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange therefor (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of each such class of the Selling Fund by the net asset value per share of the corresponding class of Acquiring Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume certain identified liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing Date").

     1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, and futures interests and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

     The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. The Selling Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

     The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Selling Fund with a statement of the Acquiring Fund's investment objectives, policies, and restrictions and a list of the securities, if any, on the Selling Fund's list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund's investment objectives, policies, and restrictions. In the event that the Selling Fund holds any investments that the Acquiring Fund may not hold, the Selling Fund will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Selling Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

     1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. Except as specifically provided in this paragraph 1.3, the Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Selling Fund prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Selling Fund reflected in such Statement of Assets and Liabilities and shall not, except as specifically provided in this paragraph 1.3, assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Selling Fund. The Acquiring Fund hereby agrees with the Selling Fund and each Trustee of the Selling Fund: (i) to indemnify each Trustee of the Selling Fund against all liabilities and expenses referred to in the indemnification provisions of the Selling Fund's Declaration of Trust and By-Laws, to the extent provided therein, incurred by any Trustee of the Selling Fund; and (ii) in addition to the indemnification provided in (i) above, to indemnify each Trustee of the Selling Fund against all liabilities and expenses and pay the same as they arise and become due, without any exception, limitation or requirement of approval by any person, and without any right to require repayment thereof by any such Trustee (unless such Trustee has had the same repaid to him or her) based upon any subsequent or final disposition or findings made in connection therewith or otherwise, if such action, suit or other proceeding involves such Trustee's participation in authorizing or permitting or acquiescing in, directly or indirectly, by action or inaction, the making of any distribution in any manner of all or any assets of the Selling Fund without making provision for the payment of any liabilities of any kind, fixed or contingent, of the Selling Fund, which liabilities were not actually and consciously personally known to such Trustee to exist at the time of such Trustee's participation in so authorizing or permitting or acquiescing in the making of any such distribution.

     In addition, upon completion of the Reorganization for purposes of calculating the maximum amount permitted to be charged to the Acquiring Fund under the National Association of Securities Dealers, Inc. Conduct Rule 2830 minus the amount of the sales charges paid or accrued (including asset based sales charges), plus permitted interest ("Aggregate NASD Cap"), the Acquiring Fund will add to its Aggregate NASD Cap existing immediately prior to the Reorganization the Aggregate NASD Cap of the Selling Fund immediately prior to the Reorganization.

     1.4 LIQUIDATION AND DISTRIBUTION. On or soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be cancelled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the combined Prospectus and Proxy Statement on Form N-14 to be distributed to shareholders of the Selling Fund as described in paragraph 5.7.

     1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

     1.8 TERMINATION. The Selling Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                   ARTICLE II

                                   VALUATION

     2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Evergreen Investment Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

     2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Evergreen Investment Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information.

     2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund Shares of each class to be issued (including fractional shares, if any) in exchange for the Selling Fund's assets shall be determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to each of its classes by the net asset value per share of the respective classes of the Acquiring Fund determined in accordance with paragraph 2.2.

     2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                  ARTICLE III

                            CLOSING AND CLOSING DATE

     3.1 CLOSING DATE. The Closing (the "Closing") shall take place on July 31, 1997 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. at the offices of Keystone Investment Management Company, 200 Berkeley Street, Boston, Massachusetts 02116, or at such other time and/or place as the parties may agree.

     3.2 CUSTODIAN'S CERTIFICATE. State Street Bank and Trust Company, as custodian for the Selling Fund (the "Custodian"), shall deliver at the Closing a certificate of an authorized officer stating that (a) the Selling Fund's portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable Federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Selling Fund.

     3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.4 TRANSFER AGENT'S CERTIFICATE. Evergreen Keystone Service Company, as transfer agent for the Selling Fund as of the Closing Date ("EKSC"), shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause EKSC, its transfer agent as of the Closing Date, to issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Selling Fund, or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

          (a) The Selling Fund is the sole investment series of a Massachusetts business trust duly organized, validly existing, and in good standing under the laws of The Commonwealth of Massachusetts.

          (b) The Selling Fund is the sole investment series of a registered investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

          (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not, result in a violation of any provision of the Selling Fund's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

          (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date.

          (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

          (g) The financial statements of the Selling Fund at January 31, 1997 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

          (h) Since January 31, 1997, there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

          (i) At the Closing Date, all Federal and other tax returns and reports of the Selling Fund required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

          (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

          (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund (except that, under Massachusetts law, Selling Fund Shareholders could under certain circumstances be held personally liable for obligations of the Selling
     Fund). All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph
     3.4. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor is there outstanding any security convertible into any of the Selling Fund shares.

          (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

          (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

          (n) The information to be furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

          (o) The proxy statement of the Selling Fund to be included in the Registration Statement (as defined in paragraph 5.7)(other than information therein that relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

     4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

          (a) The Acquiring Fund is a separate investment series of a Massachusetts business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts.

          (b) The Acquiring Fund is a separate investment series of a Massachusetts business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

          (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not, result in a violation of the Evergreen Investment Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

          (e) Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

          (f) The financial statements of the Acquiring Fund at December 31, 1996 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

          (g) Since December 31, 1996, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

          (h) At the Closing Date, all Federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such dates shall have been filed, and all Federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

          (i) For each fiscal year of its operation the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

          (j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except that, under Massachusetts law, shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

          (k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

          (l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable (except that, under Massachusetts law, shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund).

          (m) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto.

          (n) The Prospectus and Proxy Statement (as defined in paragraph 5.7) to be included in the Registration Statement (only insofar as it relates to the Acquiring Fund ) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

          (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                   ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

     5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date. It being understood that such ordinary course of business will include customary dividends and distributions.

     5.2 APPROVAL OF SHAREHOLDERS. The Selling Fund will call a meeting of its Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

     5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

     5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for Federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Selling Fund's President, its Treasurer, and its independent auditors.

     5.7 PREPARATION OF FORM N-14 REGISTRATION STATEMENT. The Selling Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the proxy statement, referred to in paragraph 4.1(o) (the "Prospectus and Proxy Statement"), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act in connection with the meeting of the Selling Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein.

                                   ARTICLE VI

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

     The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by the Evergreen Investment Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

     6.2 The Selling Fund shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

          (a) The Acquiring Fund is a separate investment series of a Massachusetts business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as presently conducted.

          (b) The Acquiring Fund is a separate investment series of a Massachusetts business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

          (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund, and, assuming that the Prospectus and Proxy Statement, and Registration Statement comply with the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

          (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable (except that, under Massachusetts law, shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund), and no shareholder of the Acquiring Fund has any preemptive rights in respect thereof.

          (e) The Registration Statement, to such counsel's knowledge, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or The Commonwealth of Massachusetts is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                                  ARTICLE VII

           CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Selling Fund's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

     7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Selling Fund.

     7.3 The Acquiring Fund shall have received on the Closing Date an opinion of Sullivan & Worcester LLP, counsel to the Selling Fund, in a form satisfactory to the Acquiring Fund covering the following points:

          (a) The Selling Fund is the sole investment series of a Massachusetts business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as presently conducted.

          (b) The Selling Fund is the sole investment series of a Massachusetts business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

          (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund, and, assuming that the Prospectus and Proxy Statement, and Registration Statement comply with the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

          (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or The Commonwealth of Massachusetts is required for consummation by the Selling

     Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                                  ARTICLE VIII

               FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
                      ACQUIRING FUND AND THE SELLING FUND

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Selling Fund's Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

     8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     8.3 All required consents of other parties and all other consents, orders, and permits of Federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such Federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

     8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund's investment company taxable income for all taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain realized in all taxable years ending on or prior to the Closing Date (after reduction for any capital loss carryforward).

     8.6 The parties shall have received a favorable opinion of Sullivan & Worcester LLP, addressed to the Acquiring Fund and the Selling Fund substantially to the effect that for Federal income tax purposes:

          (a) The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares to the Selling Fund in dissolution and liquidation of the Selling Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

          (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Selling Fund.

          (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

          (d) No gain or loss will be recognized by Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

          (e) The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

          (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

     Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

     8.7 The Acquiring Fund shall have received from KPMG Peat Marwick LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that

          (a) they are independent certified public accountants with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

          (b) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited pro forma financial statements included in the Registration Statement and Prospectus and Proxy Statement, and inquiries of appropriate officials of the Selling Fund responsible for financial and accounting matters, nothing came to their attention that caused them to believe that such unaudited pro forma financial statements do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder;

          (c) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus and Proxy Statement has been obtained from and is consistent with the accounting records of the Selling Fund;

          (d) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the pro forma financial statements that are included in the Registration Statement and Prospectus and Proxy Statement were prepared based on the valuation of the Selling Fund's assets in accordance with the Evergreen Investment Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information pursuant to procedures customarily utilized by the Acquiring Fund in valuing its own assets; and

          (e) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the projected expense ratio appearing in the Registration Statement and Prospectus and Proxy Statement agree with underlying accounting records of the Selling Fund or to written estimates by Selling Fund's management and were found to be mathematically correct.

     In addition, the Acquiring Fund shall have received from KPMG Peat Marwick LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect, that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the calculation of net asset value per share of the Selling Fund as of the Valuation Date was determined in accordance with generally accepted accounting practices and the portfolio valuation practices of the Acquiring Fund.

     8.8 The Selling Fund shall have received from KPMG Peat Marwick LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that

          (a) they are independent certified public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

          (b) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited pro forma financial statements included in the Registration Statement and Prospectus and Proxy Statement, and inquiries of appropriate officials of the Evergreen Investment Trust responsible for financial and accounting matters, nothing came to their attention that caused them to believe that such unaudited pro forma financial statements do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder;

          (c) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus and Proxy Statement has been obtained from and is consistent with the accounting records of the Acquiring Fund; and

          (d) on the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the projected expense ratio appearing in the Registration Statement and Prospectus and Proxy Statement agree with underlying accounting records of the Acquiring Fund or to written estimates by each Fund's management and were found to be mathematically correct.

     8.9 The Acquiring Fund and the Selling Fund shall also have received from KPMG Peat Marwick LLP a letter addressed to the Acquiring Fund and the Selling Fund, dated on the Closing Date in form and substance satisfactory to the Funds, setting forth the Federal income tax implications relating to capital loss carryforwards (if any) of the Selling Fund and the related impact, if any, of the proposed transfer of all of the assets of the Selling Fund to the Acquiring Fund and the ultimate dissolution of the Selling Fund, upon the shareholders of the Selling Fund.

                                   ARTICLE IX

                                    EXPENSES

     9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund will be borne by First Union National Bank of North Carolina. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement;
(b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus and Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation cost of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own Federal and state registration fees.

                                   ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                  TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because

          (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

          (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

     11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, Evergreen Investment Trust, or their respective Trustees or officers, to the other party or its Trustees or officers.

                                  ARTICLE XII

                                   AMENDMENTS

     This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of the Selling Fund Shareholders called by the Selling Fund pursuant to paragraph
5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                            LIMITATION OF LIABILITY

     13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     13.3 This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts, without giving effect to the conflicts of laws provisions thereof.

     13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.


     13.5 It is expressly agreed that the obligations of the Selling Fund and the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Evergreen Investment Trust or the Selling Fund, personally, but bind only the trust property of the Selling Fund and the Acquiring Fund, as provided in the Declarations of Trust of the Evergreen Investment Trust and the Selling Fund. The execution and delivery of this Agreement have been authorized by the Trustees of the Selling Fund, and the Evergreen Investment Trust on behalf of the Acquiring Fund and signed by authorized officers of the Selling Fund and the Evergreen Investment Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Selling Fund and the Evergreen Investment Trust as provided in their respective Declarations of Trust.

     IN WITNESS WHEREOF, the parties have duly executed and sealed this Agreement, all as of the date first written above.

                                         EVERGREEN INVESTMENT TRUST
                                         on behalf of Evergreen U.S. Government
                                         Fund

                                         By: /s/ John J. Pileggi
                                         Name: John J. Pileggi
                                         Title: President and Treasurer

                                         KEYSTONE GOVERNMENT SECURITIES FUND

                                         By: /s/ John J. Pileggi
                                         Name: John J. Pileggi
                                         Title: President and Treasurer

                                                                       EXHIBIT B

                       EVERGREEN U.S. GOVERNMENT FUND --
                                 CLASS A SHARES
(Icon D appears here)
                              FINANCIAL HIGHLIGHTS

                                                                                     YEAR      SIX MONTHS
                                                                                    ENDED        ENDED        YEAR ENDED
                                                                                   JUNE 30,     JUNE 30,     DECEMBER 31,
                                                                                     1996        1995#           1994
PER SHARE DATA:
Net asset value, beginning of period............................................     $9.65         $9.07         $10.05
Income (loss) from investment operations:
  Net investment income.........................................................       .63           .33            .66
  Net realized and unrealized gain (loss) on investments........................      (.23 )         .58           (.98)
    Total from investment operations............................................       .40           .91           (.32)
Less distributions to shareholders from net investment income...................      (.63 )        (.33)          (.66)
Net asset value, end of period..................................................     $9.42         $9.65          $9.07
TOTAL RETURN+...................................................................      4.3%         10.2%          (3.2%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted).......................................   $20,345       $22,445        $23,706
Ratios to average net assets:
  Expenses......................................................................      .99%         1.04%++**       .96%**
  Net investment income.........................................................     6.61%         7.07%++**      6.97%**
Portfolio turnover rate.........................................................       23%            0%            19%

                                                                                  JANUARY 11,
                                                                                     1993*
                                                                                    THROUGH
                                                                                  DECEMBER 31,
                                                                                      1993
PER SHARE DATA:
Net asset value, beginning of period............................................      $10.00
Income (loss) from investment operations:
  Net investment income.........................................................         .68
  Net realized and unrealized gain (loss) on investments........................         .05
    Total from investment operations............................................         .73
Less distributions to shareholders from net investment income...................        (.68)
Net asset value, end of period..................................................      $10.05
TOTAL RETURN+...................................................................        7.4%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted).......................................     $38,851
Ratios to average net assets:
  Expenses......................................................................        .68%++**
  Net investment income.........................................................       6.93%++**
Portfolio turnover rate.........................................................         39%

#  The Fund changed its fiscal year end from December 31 to June 30.

*  Commencement of class operations.

+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge is not reflected.

++ Annualized.

** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets would have been the following:

                                                                                               SIX MONTHS
                                                                                                  ENDED       YEAR ENDED
                                                                                                JUNE 30,     DECEMBER 31,
                                                                                                  1995#          1994
Expenses.....................................................................................     1.05%          1.00%
Net investment income........................................................................     7.06%          6.93%

                                                                                               JANUARY 11,
                                                                                                  1993*
                                                                                                 THROUGH
                                                                                               DECEMBER 31,
                                                                                                   1993
Expenses.....................................................................................        .99%
Net investment income........................................................................       6.62%

See accompanying notes to financial statements.

                       EVERGREEN U.S. GOVERNMENT FUND --
                           CLASS B AND CLASS C SHARES
(Icon D appears here)
                              FINANCIAL HIGHLIGHTS

                                                                          CLASS B SHARES                        CLASS C SHARES
                                                                                             JANUARY 11,                   SIX
                                                           YEAR    SIX MONTHS                   1993*          YEAR       MONTHS
                                                          ENDED      ENDED      YEAR ENDED     THROUGH        ENDED       ENDED
                                                         JUNE 30,   JUNE 30,   DECEMBER 31,  DECEMBER 31,    JUNE 30,    JUNE 30,
                                                           1996      1995#         1994          1993          1996       1995#
PER SHARE DATA:
Net asset value, beginning of period....................    $9.65      $9.07       $10.05        $10.00        $9.65       $9.07
Income (loss) from investment operations:
  Net investment income.................................      .56        .29          .61           .63          .56         .29
  Net realized and unrealized gain (loss) on
    investments.........................................     (.23)       .58         (.98)          .05         (.23)        .58
    Total from investment operations....................      .33        .87         (.37)          .68          .33         .87
Less distributions to shareholders from net
  investment income.....................................     (.56)      (.29)        (.61)         (.63)        (.56)       (.29)
Net asset value, end of period..........................    $9.42      $9.65        $9.07        $10.05        $9.42       $9.65
TOTAL RETURN+...........................................     3.5%       9.8%        (3.8%)         6.9%         3.5%        9.8%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)............... $165,988   $192,490     $195,571      $236,696         $649        $350
Ratios to average net assets:
  Expenses..............................................    1.74%      1.79%++**      1.54%**      1.19%++**   1.74%       1.79%++**
  Net investment income.................................    5.85%      6.32%++**      6.42%**      6.44%++**   5.87%       6.36%++**
Portoflio turnover rate.................................      23%         0%          19%           39%          23%          0%



                                                           CLASS C
                                                            SHARES
                                                         SEPTEMBER 2,
                                                             1994*
                                                            THROUGH
                                                          DECEMBER 31,
                                                              1994
PER SHARE DATA:
Net asset value, beginning of period....................      $9.39
Income (loss) from investment operations:
  Net investment income.................................        .20
  Net realized and unrealized gain (loss) on
    investments.........................................       (.32)
    Total from investment operations....................       (.12)
Less distributions to shareholders from net
  investment income.....................................       (.20)
Net asset value, end of period..........................      $9.07
TOTAL RETURN+...........................................      (1.3%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)...............       $266
Ratios to average net assets:
  Expenses..............................................      1.71%++**
  Net investment income.................................      6.70%++**
Portoflio turnover rate.................................        19%

#  The Fund changed its fiscal year end from December 31 to June 30.

*  Commencement of class operations.

+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Contingent deferred sales charges are not reflected.

++ Annualized.

** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets would have been the following:

                                                                                     CLASS B SHARES               CLASS C
                                                                                                   JANUARY 11,     SHARES
                                                                         SIX MONTHS                   1993*      SIX MONTHS
                                                                           ENDED      YEAR ENDED     THROUGH       ENDED
                                                                          JUNE 30,   DECEMBER 31,  DECEMBER 31,   JUNE 30,
                                                                           1995#         1994          1993        1995#
Expenses................................................................    1.80%        1.58%          1.50%       1.80%
Net investment income...................................................    6.31%        6.38%          6.13%       6.34%


                                                                           CLASS C
                                                                           SHARES
                                                                          SEPTEMBER 2,
                                                                             1994*
                                                                            THROUGH
                                                                          DECEMBER 31,
                                                                              1994
Expenses................................................................      1.75%
Net investment income...................................................      6.66%

See accompanying notes to financial statements.

                       EVERGREEN U.S. GOVERNMENT FUND --
                                 CLASS Y SHARES
(Icon D appears here)
                              FINANCIAL HIGHLIGHTS

                                                                                           YEAR    SIX MONTHS
                                                                                          ENDED       ENDED      YEAR ENDED
                                                                                         JUNE 30,   JUNE 30,    DECEMBER 31,
                                                                                           1996       1995#         1994
PER SHARE DATA:
Net asset value, beginning of period....................................................    $9.65      $9.07        $10.05
Income (loss) from investment operations:
  Net investment income.................................................................      .66        .34           .69
  Net realized and unrealized gain (loss) on investments................................     (.23)       .58          (.98)
    Total from investment operations....................................................      .43        .92          (.29)
Less distributions to shareholders from net investment income...........................     (.66)      (.34)         (.69)
Net asset value, end of period..........................................................    $9.42      $9.65         $9.07
TOTAL RETURN+...........................................................................     4.5%      10.3%         (2.9%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)............................................... $121,569    $16,934       $15,595
Ratios to average net assets:
  Expenses..............................................................................     .74%       .79%++**       .71%**
  Net investment income.................................................................    6.86%      7.31%++**      7.27%**
Portfolio turnover rate.................................................................      23%         0%           19%

                                                                                          SEPTEMBER 2,
                                                                                             1993*
                                                                                            THROUGH
                                                                                          DECEMBER 31,
                                                                                              1993
PER SHARE DATA:
Net asset value, beginning of period....................................................      $10.25
Income (loss) from investment operations:
  Net investment income.................................................................         .25
  Net realized and unrealized gain (loss) on investments................................        (.20)
    Total from investment operations....................................................         .05
Less distributions to shareholders from net investment income...........................        (.25)
Net asset value, end of period..........................................................      $10.05
TOTAL RETURN+...........................................................................         .5%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)...............................................     $14,486
Ratios to average net assets:
  Expenses..............................................................................        .48%++**
  Net investment income.................................................................       7.20%++**
Portfolio turnover rate.................................................................         39%

#  The Fund changed its fiscal year end from December 31 to June 30.

*  Commencement of class operations.

+ Total return is calculated on net asset value per share for the periods indicated and is not annualized.

++ Annualized.

** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets would have been the following:

                                                                                                SIX MONTHS
                                                                                                  ENDED      YEAR ENDED
                                                                                                 JUNE 30,   DECEMBER 31,
                                                                                                  1995#         1994
Expenses.......................................................................................     .80%         .75%
Net investment income..........................................................................    7.30%        7.23%

                                                                                                 SEPTEMBER 2,
                                                                                                    1993*
                                                                                                   THROUGH
                                                                                                 DECEMBER 31,
                                                                                                     1993
Expenses.......................................................................................        .79%
Net investment income..........................................................................       6.89%

See accompanying notes to financial statements.

                         EVERGREEN U.S. GOVERNMENT FUND

(Icon D appears here)

A REPORT FROM YOUR
PORTFOLIO MANAGER
ROLLIN WILLIAMS

   Evergreen U.S. Government Fund had a total return of 4.28%
for Class A shares at net asset value (NAV) and 4.54% for         (picture of
Class Y, no-load shares, for the 12 months ended June 30,      Rollin Williams
1996*. These returns put the Fund in the top quartile of         appears here)
Lipper's General U.S. Government Funds category of the 169 general U.S. Government funds tracked by Lipper Analytical
Services during that time**. The total returns for the Fund's
Class B and Class C shares at NAV were each 3.50%, which ranked them in the 50th percentile in the Lipper category for that time. (For additional performance information, please see page 31.)
   The period from June 30, 1995, to June 30, 1996, provided interest rates and market participants a continuation of the roller coaster ride witnessed in 1993 and 1994. At the end of 1994, the 30-Treasury was yielding 7.88%. By June 30, 1995 the rate had fallen to 6.62%, a decline of 126 basis points, and by the end of 1995, a further fall to 5.95% another 67 basis points. From the December 1995 low, rates had risen steadily to a 6.89% 30-year bond at the end of June 1996.
   The first quarter of 1996 saw a dramatic reversal in investor expectations for the economy and interest rates. Bond market participants closed 1995 considering the possibility that the economy could roll-over into a recession. By the end of the first quarter, recession concerns had been replaced by concerns about the strength of the economic recovery and rising inflation. Throughout this period, it was our view that the economy, despite periods of acceleration and deceleration, would continue its slow growth, low inflation course. The Fund's solid relative performance during this volatile period reflects our staying the course and capturing selected opportunities as they were presented
   In January, the Federal Reserve reduced the Fed Funds rate by 25 basis points (from 5.5% to 5.25%). There was some discussion at the time about whether this action was necessary. With the employment report in early March reflecting 705,000 new jobs, investors discounted the likelihood of further Federal Reserve rate reductions and shifted their focus to the underlying strength of the economy.
   Interest rates continued their rise in the second quarter of 1996 as investors watched the economic releases and tried to anticipate the actions of the Federal Reserve. As rates increased, the duration of the portfolio was gradually lengthened. At June 30, the Fund's duration was 4.94 years, up from
4.54 years at December 1995.
   The most recent portfolio activity was the sale of Treasuries maturing in 1997 and 1998 and purchases of higher yielding, attractively priced, seasoned Government National Mortgage Association (GNMA) 8's. The asset allocation was also changed slightly in the second quarter to place slightly more emphasis on the higher yielding mortgage backed sector of the portfolio. At the end of June, mortgages were 50.3% of the Fund's net assets versus 46.5% at March 1996.
   Looking forward, we believe the economy should slow as the year progresses. The ebb and flow pattern which we've seen year to date will, however, continue. Interest rate increases of the magnitude which we have seen never failed to slow the economy. On the other hand, if the economic numbers do not indicate a slowing economy, the Federal Reserve will raise short-term interest rates to keep economic growth at an acceptable level.
   The overall strategy of the Fund continues to be to provide the investor with a high quality portfolio that has attractive income characteristics without the use of toxic or exotic derivative securities. Thank you for your investment in the Fund.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
* CLASS A SHARES ARE SUBJECT TO A MAXIMUM 4.75% FRONT END SALES CHARGE, CLASS B SHARES ARE SUBJECT TO A MAXIMUM 5% CONTINGENT DEFERRED SALES CHARGE, AND CLASS C SHARES ARE SUBJECT TO A 1% CONTINGENT DEFERRED SALES CHARGE WITHIN THE FIRST YEAR OF PURCHASE. SALES CHARGES ARE NOT REFLECTED IN THE PERFORMANCE FIGURES ABOVE, AND IF REFLECTED, PERFORMANCE WOULD BE LOWER.
INCEPTION DATES: CLASS Y SHARES 9/2/93, CLASS A SHARES 1/11/93, CLASS B SHARES 1/11/93, CLASS C SHARES 9/2/94

-.68%, -1.38%, AND 2.52% WERE THE 12-MONTH TOTAL RETURNS ENDED 6/30/96 FOR THE FUND'S CLASS A SHARES, CLASS B SHARES, AND CLASS C SHARES, RESPECTIVELY, WITH THE MAXIMUM SALES CHARGES RESPECTIVE TO THOSE SHARE CLASSES.
PERFORMANCE FIGURES INCLUDE REINVESTMENT OF INCOME DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
** SOURCE: LANA (LIPPER ANALYTICAL NEW APPLICATIONS) LIPPER ANALYTICAL SERVICES INC., IS AN INDEPENDENT MUTUAL FUNDS PERFORMANCE MONITOR. LIPPER AVERAGE DOES NOT INCLUDE SALES CHARGES, AND IF INCLUDED PERFORMANCE MAY BE LOWER AND THE FUND'S PERCENTILE RANKINGS MAY BE DIFFERENT.

                         EVERGREEN U.S. GOVERNMENT FUND

(Icon D appears here)

RESULTS TO DATE
PERFORMANCE OF $10,000 INVESTED IN THE
EVERGREEN U.S. GOVERNMENT FUND

   The graphs below compare a $10,000 investment in the Evergreen U.S. Government Fund (Class A, Class B, Class C and Class Y Shares) with a similar investment in the Lehman Brothers Intermediate Term Government Bond Index ("LBIGBI Index").

                              [CHARTS TO FOLLOW.]

  * Commencement of class operations.
     PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. MUTUAL FUNDS ARE NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK AND ARE NOT FEDERALLY INSURED.

  For the purposes of the graphs and the accompanying tables, it has been assumed that (a) the maximum sales charge of 4.75% was deducted from the initial $10,000 investment in Class A Shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C Shares, assuming full redemption on June 30, 1996; (c) all recurring fees (including investment advisory fees) were deducted; and (d) all dividends and distributions were reinvested.
  The LBIGBI Index is an unmanaged index and includes the reinvestment of income, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund.

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                          Acquisition of the Assets of

                       KEYSTONE GOVERNMENT SECURITIES FUND
                               200 Berkeley Street
                           Boston, Massachusetts 02116
                                 (800) 343-2898

                        By and In Exchange For Shares of

                         EVERGREEN U.S. GOVERNMENT FUND
                                   A Series of
                           EVERGREEN INVESTMENT TRUST
                             2500 Westchester Avenue
                            Purchase, New York 10577
                                 (800) 807-2940


     This Statement of Additional Information, relating specifically to the proposed transfer of the assets and liabilities of the Keystone Government Securities Fund (the "Keystone Government Fund") to Evergreen U.S. Government Fund (the "Evergreen Government Fund"), a series of the Evergreen Investment
Trust, in exchange for Class A, Class B and Class C Shares of beneficial interest, no par value, of the Evergreen Government Fund, consists of this cover page and the following described documents, each of which is attached hereto and incorporated by reference herein:

     (1) The Statement of Additional Information of the Evergreen Government Fund dated August 30, 1996;

     (2) The Statement of Additional Information of the Keystone Government Fund dated November 29, 1996, as supplemented January 1, 1997;

     (3) Annual Report of the Evergreen Government Fund for the year ended June 30, 1996;

     (4) Semi-annual Report (unaudited) of the Evergreen Government Fund for the six-month period ended December 31, 1996;

     (5) Annual Report of the Keystone Government Fund for the year ended July 31, 1996;

     (6) Semi-annual Report (unaudited) of the Keystone Government Fund for the six-month period ended January 31, 1997; and

     (7) Pro-Forma Combining Financial Statements (unaudited) dated December 31, 1996.

     This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Proxy Statement/ Prospectus of the Evergreen Government Fund and Keystone Government Fund dated May 20, 1997. A copy of the Proxy Statement/Prospectus may by obtained without charge by calling or writing to the Evergreen Government Fund or Keystone Government Fund at the telephone numbers or addresses set forth above.

     The date of this Statement of Additional Information is May 20, 1997.

                       STATEMENT OF ADDITIONAL INFORMATION
                                 August 30, 1996

                           THE EVERGREEN INCOME FUNDS

                   2500 Westchester Avenue, Purchase, New York 10577
                                    800-807-2940

Evergreen U.S. Government Fund (formerly First Union U.S. Government Portfolio)
     ("U.S.Government")
Evergreen Short Intermediate Bond Fund (formerly Evergreen Fixed
     Income Fund) ("Short Intermediate Bond")
Evergreen  Intermediate  Term Bond Fund  (formerly  The FFB Lexicon Fund - Fixed
     Income Fund)  ("Intermediate  Term Bond")
Evergreen  Intermediate  Term Government Securities  Fund  (formerly The FFB
     Lexicon Fund - Intermediate  Term  Government
     Securities Fund ("Intermediate Term Government")

         This Statement of Additional Information pertains to all classes of shares of the Funds listed above. It is not a prospectus and should be read in conjunction with the Prospectus dated August 30, 1996 for the Fund in which you are making or contemplating an investment. The Evergreen Income Funds are offered through two separate prospectuses: one offering Class A, Class B and Class C shares of U.S. Government, Short Intermediate Bond, Intermediate Term Bond and Intermediate Term Government, and a separate prospectus offering Class Y shares of each Fund. Copies of each Prospectus may be obtained without charge by calling the number listed above.



                                TABLE OF CONTENTS



Investment Objectives and Policies................................2
Investment Restrictions...........................................11
Certain Risk Considerations.......................................16
Management........................................................16
Investment Adviser................................................23
Distribution Plans................................................27
Allocation of Brokerage...........................................30
Additional Tax Information........................................31
Net Asset Value...................................................33
Purchase of Shares................................................34
General Information About the Funds...............................45
Performance Information...........................................47
Financial Statements..............................................51
Appendix A - Description of Bond, Municipal Note and Commercial Paper
Ratings - 51

            INVESTMENT OBJECTIVES AND POLICIES (See also "Description of the Funds Investment Objectives and Policies" in each Fund's Prospectus)


     The investment objective of each Fund and a description of the securities in which each Fund may invest is set forth under "Description of the Funds Investment Objectives and Policies" in the relevant Prospectus. The investment objectives of each Fund are fundamental and cannot be changed without the approval of shareholders. The following expands the discussion in the Prospectus regarding certain investments of each Fund.

Types of Investments

U.S. Government Obligations (All Funds)

     The types of U.S. Government obligations in which the Funds may invest generally include obligations issued or guaranteed by U.S. Government agencies or instrumentalities.

These securities are backed by:

     (1) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities; or

     (2) the credit of the agency or instrumentality issuing the obligations. Examples of agencies and instrumentalities that may not always receive financial support from the U.S. Government are:

     (i) Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

     (ii) Farmers Home Administration;

     (iii) Federal Home Loan Banks;

     (iv) Federal Home Loan Mortgage Corporation;

     (v) Federal National Mortgage Association;

     (vi) Government National Mortgage Association; and

     (vii) Student Loan Marketing Association

GNMA Securities. The Funds may invest in securities issued by the Government National Mortgage Association ("GNMA"), a wholly-owned U.S. Government corporation, which guarantees the timely payment of principal and interest, but not premiums paid to purchase these instruments. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans. GNMA certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, GNMA certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular GNMA pool. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, GNMA certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of a GNMA certificate likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price to its par value, which may result in a loss.

Mortgage-Backed or Asset-Backed Securities. U.S. Government, Short Intermediate Bond and Intermediate Term Bond may invest in mortgage-backed securities and asset-backed securities. Two principal types of mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

     Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

     REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

     In addition to mortgage-backed securities, U.S. Government, Short Intermediate Bond and Intermediate Term Bond may invest in securities secured by other assets including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder.

     Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the rated asset- backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

     In general, issues of asset-backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset-backed securities may default and/or may suffer from these defects. In evaluating the strength of particular issues of asset-backed securities, the Adviser (as hereinafter defined)considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.

Restricted and Illiquid Securities (All Funds)

         The ability of the Board of Trustees of either Evergreen Investment Trust, in the case of Short Intermediate Bond and U.S. Government, or The Evergreen Lexicon Trust, in the case of Intermediate Term Bond and Intermediate Term Government ("Trustees") to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission ("SEC") Staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a non-exclusive, safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for sale under the Rule. The Funds which invest in Rule 144A securities believe that the Staff of the SEC has left the question of determining the liquidity of all restricted securities (eligible for resale under the Rule) for determination by the Trustees. The Trustees consider the following criteria in determining the liquidity of certain restricted securities:

     (i) the frequency of trades and quotes for the security;

     (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers;

     (iii) dealer  undertakings  to make a market in the security;  and

     (iv) the nature of the security and the nature of the marketplace trades.

Variable or Floating Rate  Instruments.

Certain of the investments of Intermediate Term Bond and Intermediate Term Government may include variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of each Fund's Adviser, be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for each Fund. The Adviser will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

When-Issued and Delayed Delivery Securities (All Funds)

         The Funds may enter into securities transactions on a when-issued basis. These transactions involve the purchase of debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. The Funds will only make commitments to purchase obligations on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case there could be an unrealized loss at the time of delivery.

Segregated accounts will be established with the custodian, and the Funds will maintain liquid assets in an amount at least equal in value to a Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments. The Funds do not intend to engage in when-issued and delayed delivery transactions to an extent that would cause segregation of more than 20% of the total value of their assets.

Lending of Portfolio Securities (All Funds)

The Funds may lend securities pursuant to agreements requiring that the loans be continuously secured by cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities, as collateral equal at all times to 100% of the market value of the securities lent. The collateral received when a Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. A Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. Any loan may be terminated by either party upon reasonable notice to the other party. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for U.S. Government, Intermediate Term Bond and Intermediate Term Government exceed one-third of the value of a Fund's total assets taken at fair market value. Loans of securities by Short Intermediate Bond are limited to 15% of its total assets.

Reverse Repurchase Agreements

     As described herein, U.S. Government and Short Intermediate Bond may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

     The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

     When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Options and Futures Transactions

         Options which Short Intermediate Bond trades must be listed on national securities exchanges.

Purchasing Put and Call Options on Financial Futures Contracts

Short Intermediate Bond and U.S. Government may purchase listed put and call options on financial futures contracts for U.S. Government securities. U.S. Government may buy and sell financial futures contracts and options on financial futures contracts and may buy and sell put and call options on U.S. Government securities. Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at an undetermined price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.

       A Fund may purchase put and call options on futures to protect portfolio securities against decreases in value resulting from an anticipated increase in market interest rates. Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the put option will increase in value. In such an event, a Fund will normally close out its option by selling an identical put option. If the hedge is successful, the proceeds received by the Fund upon the sale of the put option plus the realized decrease in value of the hedged securities.

     Alternately, a Fund may exercise its put option to close out the position. To do so, it would enter into a futures contract of the type underlying the option. If the Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and the premium paid for the contract will be lost.

Purchasing Options

         Short Intermediate Bond and U.S. Government may purchase both put and call options on their portfolio securities. These options will be used as a hedge to attempt to protect securities which a Fund holds or will be purchasing against decreases or increases in value. A Fund may purchase call and put options for the purpose of offsetting previously written call and put options of the same series. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised.

         Short Intermediate Bond intends to purchase put and call options on currency and other financial futures contracts for hedging purposes. A put option purchased by the Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires the Fund to pay a premium. In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

         Short Intermediate Bond and U.S. Government currently do not intend to invest more than 5% of their net assets in options transactions.

      A Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. When the Fund purchases futures contracts, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the purchase of such futures contracts is unleveraged.

Purchasing Call Options on Financial Futures Contracts

     An additional way in which U.S. Government may hedge against decreases in market interest rates is to buy a listed call option on a financial futures contract for U.S. Government securities. When the Fund purchases a call option on a futures contract, it is purchasing the right (not the obligation) to assume a long futures position (buy a futures contract) at a fixed price at any time during the life of the option. As market interest rates fall, the value of the underlying futures contract will normally increase, resulting in an increase in value of the Fund's option position. When the market price of the underlying futures contract increases above the strike price plus premium paid, the Fund could exercise its option and buy the futures contact below market price.

     Prior to the exercise or expiration of the call option, the Fund could sell an identical call option and close out its position. If the premium received upon selling the offsetting call is greater than the premium originally paid, the Fund has completed a successful hedge.

"Margin" in Futures Transactions

     Unlike the purchase or sale of a security, a Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather, a Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by a Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

     A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin", equal to the daily change in value of the futures contract. This process is known as "marking to market". Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, a Fund will mark-to-market its open futures positions. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

     U.S. Government will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

Purchasing and Writing Put and Call Options on U.S. Government Securities

     U.S. Government may purchase put and call options on U.S. Government securities to protect against price movements in particular securities. A put option gives the Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. A call option gives the Fund, in return for a premium, the right to buy the underlying security from the seller.

The Fund may generally purchase and write over-the-counter options on portfolio securities in negotiated transactions with the buyers or writers of the options since options on the portfolio securities held by the Fund are not traded on an exchange. The Fund purchases and writes options only with investment dealers and other financial institutions (such as commercial banks or savings and loan associations) deemed creditworthy by the Adviser.

Over-the-counter options are two party contracts with price and terms negotiated between buyer and seller. In contrast, exchange-traded options are third party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market while over-the-counter options may not.

Section 4(2) Commercial Paper

U.S. Government and Short Intermediate Bond may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Funds believe that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Funds intend, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by each Fund's Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, the Funds do not intend to subject such paper to the limitation applicable to restricted securities.

Repurchase Agreements (All Funds)

Repurchase Agreements. Certain of the investments of the Funds may include repurchase agreements which are agreements by which a person (e.g., a portfolio) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or recognized securities dealer) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

     A Fund or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by a Fund might be delayed pending court action. The Funds believe that under the regular procedures normally in effect for custody of a Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Adviser to be creditworthy pursuant to guidelines established by the Trustees.

Foreign Securities.

Short Intermediate Bond may invest up to 20% of its assets in foreign securities or U.S. securities traded in foreign markets and Intermediate Term Bond may invest in U.S. dollar denominated obligations or securities of foreign issuers. Permissible investments may consist of obligations of foreign branches of U.S. banks and of foreign banks, including European Certificates of Deposit, European Time Deposits, Canadian Time Deposits and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper, foreign securities and Europaper. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

Foreign Currency Transactions

As one way of managing exchange rate risk, Short Intermediate Bond may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency the Fund will deliver and receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the Adviser's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.

     The Fund will not enter into forward contracts for hedging purposes in a particular currency in an amount in excess of the Fund's assets denominated in that currency, but as consistent with its other investment policies, is not otherwise limited in its ability to use this strategy.

Other Investments

     The Funds are not prohibited from investing in obligations of banks which are clients of the Distributor (as herein after defined). However, the purchase of shares of the Funds by such banks or by their customers will not be a consideration in determining which bank obligations the Funds will purchase. The Funds will not purchase obligations of its Adviser or its affiliates.


                             INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

         Except as noted, the investment restrictions set forth below are fundamental and may not be changed with respect to each Fund without the affirmative vote of a majority of the outstanding voting securities of the Fund. Where an asterisk (*) appears after a Fund's name, the relevant policy is non-fundamental with respect to that Fund and may be changed by each Fund's Adviser without shareholder approval, subject to review and approval by the Trustees. As used in this Statement of Additional Information and in the Prospectus, "a majority of the outstanding voting securities of the Fund" means the lesser of (1) the holders of more than 50% of the outstanding shares of beneficial interest of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

1........Concentration of Assets in Any One Issuer

Diversification of Investments

         With respect to 75% of the value of its assets, a Fund will not purchase securities of any one issuer (other than cash, cash items or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if as a result more than 5% of the value of its total assets would be invested in the securities of the issuer. U.S. Government, Intermediate Term Bond and Intermediate Term Government will not acquire more than 10% of the outstanding voting securities of any one issuer.

2........Purchase of Securities on Margin

 .........No Fund will purchase  securities on margin,  except that each Fund may obtain such short-term credits as may be necessary for the clearance of transactions. A deposit or payment by a Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

3........Unseasoned Issuers

     .........Neither  Short Intermediate  Bond* nor U.S. Government* may invest more than 5% of its total assets in securities of unseasoned issuers that have been in continuous operation for less than three years, including operating periods of their predecessors.

4........Underwriting

 .........The  Funds will not underwrite  any issue of securities  except as they may be deemed an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with their investment objectives, policies and limitations.

5........Interests  in Oil,  Gas or Other  Mineral  Exploration  or  Development
Programs.
         Short Intermediate Bond*, Intermediate Term Bond and Intermediate Term Government will not purchase interests in oil, gas or other mineral exploration or development programs or leases, although each Fund may purchase the securities of other issuers which invest in or sponsor such programs.

6........Concentration in Any One Industry

 .........Short  Intermediate Bond and U.S.  Government not will invest more than 25% of the value of its total assets in any one industry except either Fund may invest more than 25% of its total assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

7........Warrants

 ........ Short Intermediate Bond*, Intermediate Term Bond* and Intermediate Term
Government* will not invest more than 5% of their assets in warrants, including those acquired in units or attached to other securities. To comply with certain state restrictions, each Fund will limit its investment in such warrants not listed on the New York Stock Exchange or the American Stock Exchange to 2% of its net assets. (If state restrictions change, this latter restriction may be changed without notice to shareholders.) For purposes of this restriction, warrants acquired by the Funds in units or attached to securities may be deemed to be without value.

8.......Ownership by Trustees/Officers

         None of Short Intermediate Bond*, U.S. Government*, Intermediate Term Bond or Intermediate Term Government may purchase or retain the securities of any issuer if (i) one or more officers or Trustees of a Fund or its investment adviser individually owns or would own, directly or beneficially, more than 1/2 of 1% of the securities of such issuer, and (ii) in the aggregate, such persons own or would own, directly or beneficially, more than 5% of such securities.

9.......Short Sales

 .........Short  Intermediate  Bond will not make short  sales of  securities  or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or of securities which, without payment of any further consideration are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. The use of short sales will allow a Fund to retain certain bonds in its portfolio longer than it would without such sales. To the extent that the Fund receives the current income produced by such bonds for a longer period than it might otherwise, the Fund's investment objective is furthered.

 .........U.S.  Government,  Intermediate  Term Bond and  Intermediate  Term
Government will not sell any securities short.

10.......Lending of Funds and Securities

 .........U.S.  Government  will  not  lend any of its  assets  except  portfolio
securities in  accordance  with  its  investment  objectives,   policies  and
limitations. Short Intermediate Bond will not lend portfolio securities valued at more than 15% of its total assets to broker-dealers.

 .........Intermediate  Term Bond and  Intermediate  Term Government may not make loans, except that (a) a Fund may purchase or hold debt instruments in accordance with its investment objective and policies; (b) a Fund may enter into repurchase agreements, and (c) the Funds may engage in securities lending as described in the Prospectus and in this Statement of Additional Information.


11.......Commodities

 .........Neither  of Short Intermediate Bond or U.S. Government will purchase or sell commodities or commodity contracts; however, each Fund may enter into futures contracts on financial instruments or currency and sell or buy options on such contracts. Intermediate Term Bond and Intermediate Term Government may not purchase commodities or commodities contracts. However, subject to their permitted investments, any Fund may invest in companies which invest in commodities and commodities contracts.

12.......Real Estate

 .........Short  Intermediate Bond and U.S.  Government may not buy or sell real estate although each Fund may invest in securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

 .........Intermediate  Term  Bond  and  Intermediate  Term  Government  may  not
purchase or sell real estate, real estate limited partnership interests, and interests in a pool of securities that are secured by interests in real estate. However, subject to their permitted investments, any Fund may invest in companies which invest in real estate.

13.......Borrowing, Senior Securities, Reverse Repurchase Agreements

 .........Intermediate  Term Bond and Intermediate  Term Government will not borrow money except as a temporary measure for extraordinary or emergency purposes in an amount up to one-third of the value of total assets, including the amounts borrowed. Any borrowing will be done from a bank and to the extent such borrowing exceeds 5% of the value of a Fund's total assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall within three days thereafter or such longer
                                                                 13
period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included soley to facilitate the orderly sale of portfolio securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. All borrowings will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

U.S. Government will not issue senior securities. However, U.S. Government may borrow money directly or through reverse repurchase agreements as a temporary measure for extraordinary or emergency purposes in an amount up to one-third of the value of its total assets, including the amounts borrowed. Short Intermediate Bond may borrow only in amounts not in excess of 5% of the value of its total assets in order to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The entry by Short-Intermediate Bond into futures contracts shall be deemed a borrowing. Any such borrowings need not be collateralized. Short Intermediate Bond and U.S. Government will not purchase any securities while borrowings in excess of 5% of the value of their total assets are outstanding.

14.......Pledging Assets

 ..............No Fund will mortgage,  pledge or hypothecate any assets except to secure permitted borrowings. In these cases, Short Intermediate Bond may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets at the time of borrowing and Intermediate Term Bond and Intermediate Term Government may do so in amounts up to 10% of their total assets. Margin deposits for the purchase and sale of financial futures contracts and related options and segregation or collateral arrangements made in connection with options activities are not deemed to be a pledge.

15.......Investing in Securities of Other Investment Companies

 ..............Short   Intermediate  Bond  and  U.S.  Government*  will  purchase securities of investment companies only in open-market transactions involving customary broker's commissions. Intermediate Term Bond and Intermediate Term Government may only purchase securities of other investment companies which are money market funds and CMOs and REMICs deemed to be investment companies. In each case the Funds will only make such purchases to the extent permitted by the Investment Company Act of 1940 and the rules and regulations thereunder. However, these limitations are not applicable if the securities are acquired in a merger, consolidation or acquisition of assets. It should be noted that investment companies incur certain expenses such as management fees and therefore any investment by a Fund in shares of another investment company would be subject to such duplicate expenses.

     It is the position of the SEC's Staff that certain nongovernmental issuers of CMOs and REMICs constitute investment companies pursuant to the Investment Company Act of 1940 and either (a) investments in such instruments are subject to the limitations set forth above or (b) the issuers of such instruments have received orders from the SEC's exempting such instruments from the definition of investment company.

16.......Restricted Securities

     .........Short Intermediate  Bond and U.S. Government* will not invest more than 10% of their net assets (total assets in the case of U.S. Government) in securities subject to restrictions on resale under the Securities Act of 1933 (except for, in the case of U.S. Government, certain restricted securities which meet criteria for liquidity established by the Trustees). For U.S. Government, the restriction is not applicable to commercial paper issued under Section 4(2) of the Securities Act of 1933.

17........Illiquid Securities

     ..........Short Intermediate Bond, Intermediate Term Bond* and Intermediate
Term Government* will not invest more than 10% and U.S. Government* will not invest more than 15% of their net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice and certain securities determined by the Trustees not to be liquid.

18........Options

 ..........Intermediate  Term Bond and Intermediate Government Term may not write or purchase puts, calls, options or combinations thereof.


19........Control

 ..........Intermediate Term Bond and Intermediate Government Term may not invest in companies for the purpose of exercising control.

20.......Other

 .........In  order to comply  with  certain  state  blue sky  limitations  Short
Intermediate Bond* will not invest in real estate limited partnerships.

     Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

     The Funds did not borrow money, sell securities short, invest in reverse repurchase agreements in excess of 5% of the value of their net assets, or invest more than 5% of their net assets in the securities of other investment companies in the last fiscal year, and have no present intent to do so during the coming year.

     For purposes of their policies and limitations, the Funds consider certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan association, having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment, to be "cash items".

                          CERTAIN RISK CONSIDERATIONS

           There can be no assurance that a Fund will achieve its investment objectives and an investment in the Fund involves certain risks which are described under "Description of the Funds - Investment Objectives and Policies" in the Prospectus.

                                   MANAGEMENT

        The age, address and principal occupation of the Trustees and executive officers of the Evergreen Investment Trust (formerly First Union Funds) and The Evergreen Lexicon Fund (formerly The FFB Lexicon Fund) (each a "Trust" and collectively the "Trusts"), during the past five years is set forth below:

James S. Howell (72), 4124 Crossgate Road, Charlotte, NC-Chairman and Trustee. Retired Vice President of Lance Inc. (food manufacturing); Chairman of the Distribution Comm. Foundation for the Carolinas from 1989 to 1993.

Laurence B. Ashkin (68), 180 East Pearson Street, Chicago, IL- Trustee. Real estate developer and construction consultant since 1980; President of Centrum Equities since 1987 and Centrum Properties, Inc. since 1980.

Foster Bam (69), 2 Greenwich Plaza, Greenwich, CT-Trustee. Partner in the law firm of Cummings and Lockwood since 1968.

Gerald M. McDonnell (57) 209 Harris Drive, Norfolk, NE-Trustee. Sales Representative with Nucor-Yamoto Inc. (steel producer) since 1988.

Thomas L. McVerry (58), 4419 Parkview Drive, Charlotte, NC-Trustee. Director of Carolina Cooperative Federal Credit Union since 1990 and Rexham Corporation from 1988 to 1990; Vice President of Rexham Industries, Inc. (diversified manufacturer) from 1989 to 1990; Vice President-Finance and Resources, Rexham Corporation from 1979 to 1990.

William Walt Pettit*(41), Holcomb and Pettit, P.A., 207 West Trade St., Charlotte, NC-Trustee. Partner in the law firm Holcomb and Pettit, P.A. since 1990.

Russell A. Salton, III, M.D. (49), 205 Regency Executive Park, Charlotte, NC-Trustee. Medical Director, U.S. Healthcare of the Charlotte, NC Carolinas since 1996; President, Primary Physician Care from 1990 to 1996.

Michael S. Scofield (53), 212 S. Tryon Street Suite 980, Charlotte, NC-Trustee. Attorney, Law Offices of Michael S. Scofield since prior to 1989.

Robert J. Jeffries (73), 2118 New Bedford Drive, Sun City Center, FL- Trustee Emeritus. Corporate consultant since 1967.

John J. Pileggi (37), 230 Park Avenue, Suite 910, New York, NY-President and Treasurer. Senior Managing Director, Furman Selz LLC since 1992, Managing Director from 1984 to 1992.

Joan V. Fiore (40), 230 Park Avenue, Suite 910, New York, NY-Secretary. Managing Director and Counsel, Furman Selz LLC since 1991; Staff Attorney, Securities and Exchange Commission from 1986 to 1991.

        The officers listed above hold the same positions with thirteen investment companies offering a total of thirty-eight investment funds within the Evergreen mutual fund complex. Messrs. Howelll, Salton and Scofield are Trustees of all thirteen investment companies. Messrs. McDonnell, McVerry and Pettit are Trustees of twelve of the investment companies (excluded is Evergreen Variable Trust). Messrs. Ashkin, Bam and Jeffries are Trustees of eleven of the investment companies (excluded are Evergreen Variable Trust and Evergreen Investment Trust).
--------

     * Mr. Pettit may be deemed to be an "interested person" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

     The officers of each Trust are all officers and/or employees of Furman Selz LLC. Furman Selz LLC is an affiliate of Evergreen Funds Distributor, Inc., the distributor of each Class of shares of each Fund.

     The Funds do not pay any direct remuneration to any officer or Trustee who is an "affiliated person" of either First Union National Bank of North Carolina or Evergreen Asset Management Corp. or their affiliates. See "Investment Adviser". Currently, none of the Trustees is an "affiliated person" as defined in the 1940 Act. Evergreen Investment Trust pays each Trustee who is not an "affiliated person" an annual retainer and a fee per meeting attended, plus expenses. The Evergreen Lexicon Fund pays each Trustee who is not an "affiliated person" a fee per meeting attended, plus expenses, as follows:

Name of Fund                         Annual Retainer   Meeting Fee

Evergreen Investment Trust -         $15,000**           $2,000**
         U.S. Government
         Short Intermediate Bond

The Evergreen Lexicon Fund -              -0-
         Intermediate Term Bond                             $ 100
         Intermediate Term Government                       $ 100

In addition:

  (1) Each non-affiliated Trustee is paid a fee of $500 for each special telephonic meeting in which he participates, regardless of the number of Funds for which the meeting is called.

  (2) The Chairman of the Board of the Evergreen group of mutual funds is paid an annual retainer of $5,000, and the Chairman of the Audit Committee is paid an annual retainer of $2,000. These retainers are allocated among all the funds in the Evergreen group of mutual funds, based upon assets.

  (3)    Each member of the Audit Committee is paid an annual retainer of $500.


  (4) Any individual who has been appointed as a Trustee Emeritus of one or more funds in the Evergreen group of mutual funds is paid one-half of the fees that are payable to regular Trustees.

--------------------
** The annual retainer and the per meeting fee paid by Evergreen Investment Trust to each Trustee are allocated among its fourteen series.



     Set forth below for each of the Trustees is the aggregate compensation (and expenses) paid to such Trustees by The Evergreen Investment Trust for the fiscal year ended June 30, 1996, and by Evergreen Lexicon Fund for the period from January 19, 1996 (the date of their election as such Trustees) through June 30, 1996:

            Aggregate Compensation From Each Trust

                                                              Total Compensation
                                                    Evergreen        From Trust
Name of                          Evergreen           Lexicon      & Fund Complex
Trustee                       Investment  Trust       Fund     Paid To Trustees

James S. Howell                    $20,620             $410           $51,900

Laurence B. Ashkin                     --               419            28,050

Foster Bam                             --               419            28,050

Gerald M. McDonnell                 19,036              410            47,050

Thomas L. McVerry                   19,555              410            48,000

William Walt Pettit                 18,916              410            46,800

Russell A. Salton, III, M.D.        19,073              410            49,100

Michael S. Scofield                 18,916              410            48,900

Robert Jeffries*                       --               219            20,475
--------------------

* Robert J. Jeffries has been serving as a Trustee Emeritus since January 1,
1996.


     No officer or Trustee of the Trusts owned shares of any Fund as of the date hereof.

      Set forth below is information with respect to each person, who, to each Fund's knowledge, owned beneficially or of record more than 5% of a class of each Fund's total outstanding shares and their aggregate ownership of the Fund's total outstanding shares as of July 31, 1996.

                                  Name of                                % of
Name and Address                  Fund/Class        No. of Shares     Class/Fund
----------------                  ----------        -------------     ----------
Fubs & Co. Febo                   U.S. Government/C     11,037       12.12%/.03%
Helen G. Bender

C/O First Union National Bank of NC
301 S. Tryon Street
Charlotte, NC  28288-0001


Fubs & Co. Febo                   U.S. Government/C      4,583        5.03%/.01%
Douglas H. Thompson, Sr.
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. FEBO                   U.S. Government/C     10,132       11.13%/.03%
William F. Daly Trust and
William F. Daly TTEE
UAD 09/02/77
301 S. Tryon Street
Charlotte, NC 28288-0001

First Union Natl Bank-NJ C/F      U.S. Government/C    22,039        24.21%/.07%
Kenneth Friedland IRA
301 S. Tryon Street
Charlotte, NC  28288-0001


First Union National Bank         U.S. Government/Y  1,352,544      10.23%/4.13%
Trust Accounts
Attn: Ginny Batten
11th FL CMG-151
301 S. Tyron Street
Charlotte, NC  28288

First Union National Bank         U.S. Government/Y   4,029,653    30.47%/12.30%
Trust Accounts
Attn: Ginny Batten
11th FL CMG-151
301 S. Tyron Street
Charlotte, NC  28288

Wachovia Bank of Georgia          U.S. Government/Y    6,060,653   45.83%/18.50%
Directed Trustee for First Union
Non-Qualified Retirement Plan
U/A Dtd 8/31/94 Investment Act
301 N. Main St. MC-MC 31051
Winston Salem NC 27150



Wachovia Bank of Georgia Trustee   U.S. Government/Y    1,483,295   11.22%/4.53%
First Union Corp Retirement Trust
For Non Employee Directors 10/24/94
301 N Main St. MC-NC 31051
Winston Salem, NC 27150

Fubs & Co. Febo         Short Intermediate Bond/C        8,054        6.89%/.02%
Kerry D. Fitzgerald GDH

Christina Griffin
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo        Short Intermediate Bond/C        10,277        8.79%/.03%
Lucile L. Murray
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001


Fubs & Co. Febo        Short Intermediate Bond/C        6,591         5.64%/.02%
Edward C. Fort and
Rachel W. Fort
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo        Short Intermediate Bond/C      10,729          9.18%/.03%
Dreamland Skating Rink, Inc.
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

First Union National Bank* Short Intermediate Bond/Y 11,112,917    31.47%/28.11%
Trust Accounts
Attn: Ginny Batten
11th FL CMG-151
301 S. Tyron Street
Charlotte, NC  28288

First Union National Bank* Short Intermediate Bond/Y 23,795,321    67.39%/60.19%
Trust Accounts
Attn: Ginny Batten
11th FL CMG-151
301 S. Tyron Street
Charlotte, NC  28288


First Union Natl Bank-NY C/F** Intermediate Term Bond/B   3,673     8.17%/.02%
Dorothy G. Beck IRA
301 S. Tryon Street
Charlotte, NC 28288-0001

Fubs & Co. FEBO                 Intermediate Term Bond/B   2,404  5.35%/.01%
Marie Wilder
301 S. Tryon Street
Charlotte, NC 28288-0001

Fubs & Co. FEBO              Intermediate Term Bond/B   3,001     6.67%/.02%
Julia C. Beers
301 S. Tryon Street
Charlotte, NC 28288-0001

Fubs & Co. FEBO              Intermediate Term Bond/B   7,650     17.01%/.05%
Mary Louise Chatman
Flora Louise Chatman Wages POA
301 S. Tryon Street
Charlotte, NC 28288-0001

Fubs & Co. FEBO                Intermediate Term Bond/B   9,745  21.67%/.06%
Frances E. Clyma Rev Trust
Frances E. Clyma Trustee
U/A/D 01/25/96
301 S. Tryon Street
Charlotte, NC 28288-0001

First Union Natl Bank-NC C/F** Intermediate Term Bond/B   3,053  6.79%/.02%
Charles I Allred IRA
301 S. Tryon Street
Charlotte, NC 28288-0001

Margaret S. Collins            Intermediate Term Bond/C   1,994  80.56%/.01%
C/O FUNB
301 S. Tryon Street
Charlotte, NC 28288-0001


Fubs & Co. FEBO                Intermediate Term Bond/C   453    18.30%/.0%
Chris J. Thigpen
301 S. Tryon Street
Charlotte, NC 28288-0001

First Union National Bank**   Intermediate Term Bond/Y  4,028,239  25.36%/24.85%
Trust Accounts
Attn: Ginny Batten
301 S. Tryon Street-11th floor
Charlotte, NC  28288-0001

First Union National Bank** Intermediate Term Bond/Y 11,831,720 74.50%/72.97% Trust Accounts
Attn Ginny Batten
301 S. Tryon Street-11th floor
Charlotte, NC  28288-0001

Fubs & Co. Febo***               Intermediate Term Gov/A     4,755    9.29%/.05%
Ignaz Keglovits &                        Securities
Mary Keglovits Jtten
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001



Fubs & Co. Febo***               Intermediate Term Gov/A     2,874    5.62%/.03%
Alice T. Brophy                      Securities
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo***               Intermediate Term Gov/A       4,412  8.62%/.05%
Doris Mack                                 Securities
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo***            Intermediate Term Gov/A         4,967   9.72%/.06%
NJ State Fireman's Assoc.           Securities
of Morris Township
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo***            Intermediate Term Gov/A         6,810  13.30%/.08%
Upper Saucon Volunteer Fire         Securities
Company C/O Joe Hoffstetter
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo***            Intermediate Term Gov/B         9,921  26.36%/.11%
Carmela M. Woodruff                  Securities
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

First Fidelity Bank C/F       Intermediate Term Gov/B       2,547     6.77%/.03%
Kenneth Vanzile IRA                Securities
301 S. Tryon St.
Charlotte, NC 28288-0001

Fubs & Co. Febo***            Intermediate Term Gov/B       3,038     8.07%/.03%
Attn: Howard J. Carroll               Securities
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo***            Intermediate Term Gov/B        9,833   26.13%/.11%
Frances E. Clyma Rev Trust         Securities
Frances E. Clyma Trustee
U/A/D 01/25/96
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo***            Intermediate Term Gov/B         4,433  11.78%/.05%
Frank Decrescenzo and             Securities
Anna M. Decrescenzo
301 S. Tryon Street
Charlotte, NC  28288-0001

Paine Webber For the Benefit of  Intermediate Term Gov/C     2,914   99.01%/.03%
Robert L. Southwell TTEE            Securities
Southwell Family Trust
UAD 12/5/86 as amended

301 S. Tryon St.
Charlotte, NC 28288-0001


Fubs & Co. Febo***            Intermediate Term Gov/Y   1,065,448  12.30%/12.17%
Attn: Ginny Batten                 Securities
Trust Accounts
301 S. Tryon Street-CMG 1151
Charlotte, NC  28288-0001

Fubs & Co. Febo***            Intermediate Term Gov/Y   7,593,941  87.65%/86.73%
Attn: Ginny Batten                Securities
Trust Accounts
301 S. Tryon Street-CMG 1151
Charlotte, NC  28288-0001

---------------------------------
* Acting in various capacities for numerous accounts. As a result of its ownership of 88.3% of Short-Intermediate Bond on July 31, 1996, First Union National Bank of North Carolina may be deemed to "control" the Fund as that term is defined in the 1940 Act.

** Acting in various capacities for numerous accounts. As a result of its ownership of 97.86% of Intermediate Term Bond on July 31, 1996, First Union National Bank of North Carolina may be deemed to "control" the Fund as that term is defined in the 1940 Act.

***Acting in various capacites for numerous accounts. As a result of its ownership of 99.47% of Intermediate Term Government on July 31, 1996, FUBS & CO. may be deemed to "control" the Fund as that term is defined in the 1940 Act.

                               INVESTMENT ADVISER

     (See also "Management of the Funds" in each Fund's Prospectus) The investment adviser of each Fund is First Union National Bank of North Carolina ("FUNB" or the "Adviser") which, in turn, is a subsidiary of First Union Corporation ("First Union"), a bank holding company headquartered in Charlotte, North Carolina. FUNB provides investment advisory services through its Capital Management Group. Prior to January 19, 1996, First Fidelity Bank, N.A. ("First Fidelity") acted as investment adviser to Intermediate Term Bond and Intermediate Term Government. On June 18, 1995, First Union, entered into an Agreement and Plan of Merger with First Fidelity Bancorporation ("FFB"), the corporate parent of First Fidelity which provided, among other things, for the merger (the "Merger") of FFB with and into a wholly-owned subsidiary of First Union. The Merger was consummated on January 19, 1996. As a result of the Merger, FUNB and its wholly-owned subsidiary, Evergreen Asset Management Corp., succeeded to the investment advisory and administrative functions currently performed by various units of First Fidelity.



         Under its Investment Advisory Agreement with each Fund, the Adviser has agreed to furnish reports, statistical and research services and recommendations with respect to each Fund's portfolio of investments. In addition, the Adviser provides office facilities to the Funds and performs a variety of administrative services. Each Fund pays the cost of all of its other expenses and liabilities, including expenses and liabilities incurred in connection with maintaining their registration under the Securities Act of 1933, as amended, and the 1940 Act, printing prospectuses (for existing shareholders) as they are updated, state qualifications, mailings, brokerage, custodian and stock transfer charges, printing, legal and auditing expenses, expenses of shareholder meetings and reports to shareholders. Notwithstanding the foregoing, the Adviser will pay the costs of printing and distributing prospectuses used for prospective shareholders.

         The method of computing the investment advisory fee for each Fund is described in such Fund's Prospectus. The advisory fees paid by each Fund for the three most recent fiscal periods reflected in its registration statement are set forth below:


                                   Six Months
U.S. GOVERNMENT    Year Ended      Ended            Year Ended
                   6/30/96         6/30/95          12/31/94
                   --------        --------         --------

Advisory Fee      $1,507,281       $575,771         $1,355,420
                   ---------       --------          ---------
Waiver                ___           ( 7,399)         ( 105,523)
Net Advisory Fee  $1,507,281       $568,372         $1,249,897
                   =========       =========         =========


                                   Six Months
SHORT INTERMEDIATE Year Ended      Ended           Year Ended
BOND               6/30/96         6/30/95          12/31/94
                   ----------      --------         --------

Advisory Fee       $1,951,949      $961,697         $2,022,773
                    =========       =======          =========



INTERMEDIATE      Ten Months        Year Ended       Year Ended
TERM BOND        Ended 6/30/96      8/31/95          8/31/94
                 -------------      ----------       ----------

Advisory Fee      $600,081          $544,577         $561,696
                  ----------        --------         ========
Waiver            ( 64,983)        ( 128,003)        (266,241)
Net Advisory Fee  $535,098          $416,554         $298,455
                  =========         =========        =========

INTERMEDIATE       Ten Months        Year Ended      Year Ended
TERM GOVERNMENT    Ended 6/30/96     8/31/95         8/31/94
                   -------------     ---------       ----------
Advisory Fee       $506,065          $634,185        $708,958
                   ---------         ---------       --------
Waiver             ( 61,160)         (144,507)       (321,751)
Net Advisery Fee   $444,905          $489,678        $387,207
                   =========         =========       =========

Expense Limitations

         The Adviser's fee will be reduced by, or the Adviser will reimburse the Funds for any amount necessary to prevent such expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses, but inclusive of the Adviser's fee) from exceeding the most restrictive of the expense limitations imposed by state securities commissions of the states in which the Funds' shares are then registered or qualified for sale. Reimbursement, when necessary, will be made monthly in the same manner in which the advisory fee is paid. Currently the most restrictive state expense limitation is 2.5% of the first $30,000,000 of a Fund's average daily net assets, 2% of the next $70,000,000 of such assets and 1.5% of such assets in excess of $100,000,000.

     The Investment Advisory Agreements are terminable, without the payment of any penalty, on sixty days' written notice, by a vote of the holders of a majority of each Fund's outstanding shares, or by a vote of a majority of the Trust's Trustees or by the Adviser. The Investment Advisory Agreements will automatically terminate in the event of their assignment. Each Investment Advisory Agreement provides in substance that the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder in the absence of wilful misfeasance, bad faith or gross negligence on the part of the Adviser or of reckless disregard of its obligations thereunder. With respect to U.S. Government and Short Intermediate Bond, the Investment Advisory Agreement dated February 28, 1985 and amended from time to time thereafter was last approved by the Trustees on February 8, 1996 and it will continue from year to year with respect to each Fund provided that such continuance is approved annually by a vote of a majority of the Trustees including a majority of those Trustees who are not parties thereto or "interested persons" of any such party cast in person at a meeting duly called for the purpose of voting on such approval or by a vote of a majority of the outstanding voting securities of each Fund. With respect to Intermediate Term Bond and Intermediate Term Government, the Investment Advisory Agreements dated December 31, 1995 were first approved by the shareholders of each Fund on December 12, 1995 and will continue until December 31, 1997 and from year to year with respect to each Fund provided that such continuance is approved annually by a vote of a majority of the Trustees including a majority of those Trustees who are not parties thereto or "interested persons" of any such party cast in person at a meeting duly called for the purpose of voting on such approval or by a vote of a majority of the outstanding voting securities of each Fund.

     Certain other clients of the Adviser may have investment objectives and policies similar to those of the Funds. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more clients of the Adviser (including one or more of the Funds) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

         Although the investment objectives of the Funds are not the same, and their investment decisions are made independently of each other, they rely upon the same resources for investment advice and recommendations. Therefore, on occasion, when a particular security meets the different investment objectives of the various Funds, they may simultaneously purchase or sell the same security. This could have a detrimental effect on the price and quantity of the security available to each Fund. If simultaneous transactions occur, the Adviser attempts to allocate the securities, both as to price and quantity, in accordance with a method deemed equitable to each Fund and consistent with their different investment objectives. In some cases, simultaneous purchases or sales could have a beneficial effect, in that the ability of one Fund to participate in volume transactions may produce better executions for that Fund.

         Each Fund has adopted procedures under Rule 17a-7 of the 1940 Act to permit purchase and sales transactions to be effected between each Fund and the other registered investment companies for which either Evergreen Asset
Management Corp., a subsidiary of FUNB ("Evergreen Asset"), or FUNB act as investment adviser or between the Fund and any advisory clients of Evergreen Asset, FUNB or their affiliates. Each Fund may from time to time engage in such transactions but only in accordance with these procedures and if they are equitable to each participant and consistent with each participant's investment objectives.

     Prior to July 1, 1995, Federated Administrative Services, a subsidiary of Federated Investors, provided legal, accounting and other administrative personnel and support services to each of the portfolios of Evergreen Investment Trust. The Trust paid a fee for such services at the following annual rate: .15% on the first $250 million average daily net assets of the Trust; .125% on the next $250 million; .10% on the next $250 million and .075% on assets in excess of $750 million. For the fiscal year ended June 30, 1996, the fiscal period ended June 30, 1995, and the fiscal year ended December 31, 1994 U.S. Government, incurred $159,046, $95,122 and $228,590, respectively, in administrative service costs of which $0, $0 and $30,827, respectively, were voluntarily waived. For the fiscal year ended June 30, 1996, the fiscal period ended June 30, 1995 and the fiscal year ended December 31, 1994 Short Intermediate Bond incurred $205,938, $159,002 and $341,243, respectively, in administrative service costs.

     Prior to January 19, 1996, SEI Financial Management Company acted as administrator for Intermediate Term Bond and Intermediate Term Government. For the ten months ended June 30, 1996, and the fiscal years ended August 31, 1995 and 1994 Intermediate Term Bond incurred $97,364, $154,291 and $159,990, respectively, in administrative service costs. For ten months ended June 30, 1996 and the fiscal years ended August 31, 1995 and 1994 Intermediate Term
Government  incurred  $91,283,   $179,686  and  $200,870,   respectively,   in
administrative service costs.

     Commencing July 8, 1995, in the case of Evergreen Investment Trust, and on January 19, 1996, in the case of the Evergreen Lexicon Fund, Evergreen Asset has been providing administrative services to each of the portfolios of the Trusts for a fee based on the average daily net assets of each Fund administered by Evergreen Asset for which Evergreen Asset or FUNB also serve as investment adviser, calculated daily and payable monthly at the following annual rates:
 .050% on the first $7 billion; .035% on the next $3 billion; .030% on the next $5 billion; .020% on the next $10 billion; .015% on the next $5 billion; and

 .010% on assets in excess of $30 billion. Furman Selz LLC, an affiliate of Evergreen Funds Distributor, Inc., distributor for the Evergreen group of mutual funds (the "Distributor"), serves as sub-administrator to U.S. Government, Short Intermediate Bond, Intermediate Term Bond and Intermediate Term Government and is entitled to receive a fee from each Fund calculated on the average daily net assets of each Fund at a rate based on the total assets of the mutual funds administered by Evergreen Asset for which FUNB or Evergreen Asset also serve as investment adviser, calculated in accordance with the following schedule: .0100% of the first $7 billion; .0075% on the next $3 billion; .0050% on the next $15 billion; and .0040% on assets in excess of $25 billion. The total assets of mutual funds administered by Evergreen Asset for which Evergreen Asset or FUNB serves as investment adviser as of July 31, 1996 were approximately $15 billion.

                              DISTRIBUTION PLANS

         Reference is made to "Management of the Funds - Distribution Plans and Agreements" in the Prospectus of each Fund for additional disclosure regarding the Funds' distribution arrangements. Distribution fees are accrued daily and paid monthly on the Class A, B and C shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, and, in the case of Class C shares, without the assessment of a contingent deferred sales charge after the first year following purchase, while at the same time permitting the Distributor to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares and the Class C shares are the same as those of the front-end sales charge and distribution fee with respect to the Class A shares in that in each case the sales charge and/or distribution fee provide for the financing of the distribution of the Funds' shares.

     Under the Rule 12b-1 Distribution Plans that have been adopted by the Funds with respect to each of their Class A, Class B and Class C shares (each a "Plan" and collectively, the "Plans"), the Treasurer of each Fund reports the amounts expended under the Plan and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) are committed to the discretion of such disinterested Trustees then in office.

     The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to the Distributor; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

     Prior to July 7, 1995, Federated Securities Corp., a subsidiary of Federated Investors, served as the distributor for U.S. Government and Short Intermediate Bond as well as other portfolios of Evergreen Investment Trust. The Distribution Agreements between Evergreen Investment Trust and the Distributor pursuant to which distribution fees are paid under the Plans by U.S. Government and Short Intermediate Bond with respect to their Class A, Class B and Class C shares were approved on April 20, 1995 by the unanimous vote of the Trustees including the disinterested Trustees voting separately. In the case of The Evergreen Lexicon Fund, with respect to the Intermediate Term Bond and
Intermediate Term Government, SEI Financial Services Company served as distributor prior to January 19, 1996. The Distribution Agreements between The Evergreen Lexicon Fund and the Distributor pursuant to which distribution fees are paid under the Plans by Intermediate Term Bond and Intermediate Term Government with respect to their Class A, Class B and Class C shares were approved on January 19, 1996 by the unanimous vote of the Trustees including the disinterested Trustees voting separately. Each Plan and Distribution Agreement will continue in effect for successive twelve-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Class, and, in either case, by a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as Trustees of the Trust) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related thereto.

         The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services to Class A, Class B and Class C shares. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to the Funds and holders of Class A, Class B and Class C shares and (ii) stimulate administrators to render administrative support services to the Funds and holders of Class A, Class B and Class C shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B and Class C shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Funds reasonably request for their Class A, Class B and Class C shares.

     In addition to the Plans, the Funds have each adopted a Shareholder Services Plan whereby shareholder servicing agents may receive fees from the Funds for providing services which include, but are not limited to, distributing prospectuses and other information, providing shareholder assistance, and communicating or facilitating purchases and redemptions of Class B and Class C shares of the Fund.

         In the event that a Plan or Distribution Agreement is terminated or not continued with respect to one or more Classes of a Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to that Class or Classes, and (ii) the Fund would not be obligated to pay the Distributor for any amounts expended under the Distribution Agreement not previously recovered by the Distributor from distribution services fees in respect of shares of such Class or Classes through deferred sales charges.

         All material amendments to any Plan or Distribution Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by Class, and in either case, by a majority of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Distribution Agreement may not be amended in order to increase materially the costs that a particular Class of shares of a Fund may bear pursuant to the Plan or Distribution Agreement without the approval of a majority of the holders of the outstanding voting shares of the Class affected. Amendments to the Shareholder Services Plan require a majority vote of the disinterested Trustees but do not require a shareholders vote. Any Plan, Shareholder Services Plan or Distribution Agreement may be terminated (a) by a Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by Class or by a majority vote of the Trustees who are not "interested persons" as defined in the 1940 Act, or (b) by the Distributor. To terminate any Distribution Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to the Distributor. Any Distribution Agreement will terminate automatically in the event of its assignment.

Fees Paid Pursuant to Distribution Plans: The Funds incurred the following distribution services fees:

U.S. Government. For the fiscal periods ended June 30, 1995 and 1996, $28,081 and $53,238, respectively, on behalf of Class A shares; and $718,711 and $1,374,856, respectively, on behalf of Class B shares. For the period from September 7, 1994 (commencement of operations) to June 30, 1995, and the fiscal period ended June 30, 1996, $1,194 and $3,646, respectively, on behalf of Class C shares.

Short-Intermediate Bond. For the fiscal periods ended June 30, 1995 and 1996, $9,479 and $18,291, respectively, on behalf of Class A shares; and $63,900 and $143,100, respectively, on behalf of Class B shares. For the period from September 6, 1994 (commencement of operations) to June 30, 1995, and the fiscal period ended June 30, 1996, $1,927 and $6,662, respectively, on behalf of Class C shares.

Intermediate Term Bond. For the ten months ended June 30, 1996(commencement of operations), $1,055 on behalf of Class A shares; $436 on behalf of Class B shares; and $26 on behalf of Class C shares.

Intermediate   Term  Government.   For  the  ten  months  ended  June  30,  1996
(commencement of operations), $ 596 on behalf of Class A shares; $ 419 on behalf of Class B shares; and $48 on behalf of Class C shares.


Fees Paid Pursuant to Shareholder Services Plans. The Funds incurred the following shareholder services fees:

U.S. Government. For the fiscal periods ended June 30, 1995 and 1996, $239,571 and $458,285, respectively, on behalf of Class B shares; and $398 and $1,215, respectively, on behalf of Class C shares.

Short-Intermediate Bond. For the fiscal periods ended June 30, 1995 and 1996, $21,000 and $47,700, respectively, on behalf of Class B shares; and $643 and $2,221, respectively, on behalf on Class C shares.

Intermediate Term Bond. For the ten months ended June 30, 1996 (commencement of operations), $146 on behalf of Class B shares; and $9 on behalf of Class C shares.

Intermediate   Term  Government.   For  the  ten  months  ended  June  30,  1996
(commencement of operations), $140 on behalf of Class B shares; and $16 on behalf of Class C shares.



                             ALLOCATION OF BROKERAGE

         Decisions regarding each Fund's portfolio are made by its Adviser, subject to the supervision and control of the Trustees. Orders for the purchase and sale of securities and other investments are placed by employees of the Adviser. In general, the same individuals perform the same functions for the other funds managed by the Adviser. A Fund will not effect any brokerage transactions with any broker or dealer affiliated directly or indirectly with the Adviser unless such transactions are fair and reasonable, under the circumstances, to the Fund's shareholders. Circumstances that may indicate that such transactions are fair or reasonable include the frequency of such transactions, the selection process and the commissions payable in connection with such transactions.

         A portion of any transactions in equity securities for each Fund will occur on domestic stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Over-the-counter transactions will generally be placed directly with a principal market maker, although the Fund may place an over-the-counter order with a broker-dealer if a better price (including commission) and execution are available.

         It is anticipated that most of each Fund's purchase and sale transactions involving fixed income securities will be with the issuer or an underwriter or with major dealers in such securities acting as principals. Such transactions are normally on a net basis and generally do not involve payment of brokerage commissions. However, the cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter. Purchases or sales from dealers will normally reflect the spread between bid and ask prices.

         In selecting firms to effect securities transactions, the primary consideration of each Fund shall be prompt execution at the most favorable price. A Fund will also consider such factors as the price of the securities and the size and difficulty of execution of the order. If these objectives may be met with more than one firm, the Fund will also consider the availability of statistical and investment data and economic facts and opinions helpful to the Fund. The extent of receipt of such services would tend to reduce the expenses of the Adviser or its affiliates.

     U.S. Government, Short Intermediate Bond, Intermediate Term Bond and Intermediate Term Government did not pay any commissions to affiliated brokers. For the fiscal year ended June 30, 1996, the six month ended June 30, 1995, and the fiscal year ended December 31, 1994, U.S. Government paid $ -0-, $10 and $180, respectively, in commissions on brokerage transactions. For the fiscal year ended June 30, 1996, the six month period ended June 30, 1995, and the fiscal year ended December 31, 1994, Short-Intermediate paid $-0-, $-0- and $9.198, respectively, in commissions on brokerage transactions. For the ten month period ended June 30, 1996, and for the fiscal years ended August 31, 1995 and 1994, Intermeditate Term Bond and Intermediate Term Government did not pay commission on brokerage transactions.


                           ADDITIONAL TAX INFORMATION

             (See also " Other Information - Dividends, Distributions,
                        and Taxes" in the Prospectus)

         Each Fund has qualified and intends to continue to qualify for and elect the tax treatment applicable to regulated investment companies ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the
"Code"). (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities; (b) derive less than 30% of its gross income from the sale or other disposition of securities, options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the RIC's principal business of investing in securities (or options and futures with respect thereto) held for less than three months; and
(c) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies). By so qualifying, a Fund is not subject to Federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on a Fund to the extent it does not meet certain distribution requirements by the end of each calendar year.

Each Fund anticipates meeting such distribution requirements.

         Dividends paid by a Fund from investment company taxable income generally will be taxed to the shareholders as ordinary income. Investment company taxable income includes net investment income and net realized short-term gains (if any). Any dividends received by a Fund from domestic corporations will constitute a portion of the Fund's gross investment income. It is anticipated that this portion of the dividends paid by a Fund (other than distributions of securities profits) will qualify for the 70% dividends-received deduction for corporations. Shareholders will be informed of the amounts of dividends which so qualify.

         Distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders (who are not exempt from tax) as long-term capital gain, regardless of the length of time the shares of a Fund have been held by such shareholders. Short-term capital gains distributions are taxable to shareholders (who are not exempt from tax) as ordinary income. Such distributions are not eligible for the dividends-received deduction. Any loss recognized upon the sale of shares of a Fund held by a shareholder for six months or less will be treated as a long-term capital loss to the extent that the shareholder received a long-term capital gain distribution with respect to such shares.

         Distributions of investment company taxable income and any net short-term capital gains will be taxable as ordinary income as described above to shareholders (who are not exempt from tax), whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the reinvestment date.

         Distributions by each Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable as ordinary income or capital gain as described above to shareholders (who are not exempt from tax), even though, from an investment standpoint, it may constitute a return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive what is in effect a return of capital upon the distribution which will nevertheless be taxable to shareholders subject to taxes.

         Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gain or loss will be treated as a capital gain or loss if the shares are capital assets in the investor's hands and will be a long-term capital gain or loss if the shares have been held for more than one year. Generally, any loss realized on a sale or exchange will be disallowed to the extent shares disposed of are replaced within a period of sixty-one days beginning thirty days before and ending thirty days after the shares are disposed of. Any loss realized by a shareholder on the sale of shares of the Fund held by the shareholder for six months or less will be disallowed to the extent of any exempt interest dividends received by the shareholder with respect to such shares, and will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

         All distributions, whether received in shares or cash, must be reported by each shareholder on his or her Federal income tax return. Each shareholder should consult his or her own tax adviser to determine the state and local tax implications of Fund distributions.

         Shareholders who fail to furnish their taxpayer identification numbers to a Fund and to certify as to its correctness and certain other shareholders may be subject to a 31% Federal income tax backup withholding requirement on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisers about the applicability of the backup withholding provisions.

     The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisers regarding specific questions relating to Federal, state and local tax consequences of investing in shares of a Fund. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 31% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.

                                 NET ASSET VALUE

         The following information supplements that set forth in each Prospectus under the subheading "How to Buy Shares - How the Funds Value Their Shares" in the Section entitled "Purchase and Redemption of Shares".

         The public offering price of shares of a Fund is its net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as more fully described in the Prospectus. See "Purchase of Shares - Class A Shares - Front-End Sales Charge "Alternative". On each Fund business day on which a purchase or redemption order is received by a Fund and trading in the types of securities in which a Fund invests might materially affect the value of Fund shares, the per share net asset value of each such Fund is computed in accordance with the Declaration of Trust and By-Laws governing each Fund as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday, exclusive of national holidays on which the Exchange is closed and Good Friday. For each Fund, securities for which the primary market is on a domestic or foreign exchange and over-the-counter securities admitted to trading on the NASDAQ National List are valued at the last quoted sale or, if no sale, at the mean of closing bid and asked price and portfolio bonds are presently valued by a recognized pricing service when such prices are believed to reflect the fair value of the security. Over-the-counter securities not included in the NASDAQ National List for which market quotations are readily available are valued at a price quoted by one or more brokers. If accurate quotations are not available, securities will be valued at fair value determined in good faith by the Board of Trustees.


         The  respective  per share net  asset  values of the Class A,  Class B,

Class C and Class Y shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset value of the Class A shares (and, in turn, that of Class A shares may be lower than Class Y shares) as a result of the greater daily expense accruals, relative to Class A and Class Y shares, of Class B and Class C shares relating to distribution services fees and shareholder service fee and, to the extent applicable, transfer agency fees and the fact that Class Y shares bear no additional distribution, shareholder service or transfer agency related fees. While it is expected that, in the event each Class of shares of a Fund realizes net investment income or does not realize a net operating loss for a period, the per share net asset values of the four classes will tend to converge immediately after the payment of dividends, which dividends will differ by approximately the amount of the expense accrual differential among the Classes, there is no assurance that this will be the case. In the event one or more Classes of a Fund experiences a net operating loss for any fiscal period, the net asset value per share of such Class or Classes will remain lower than that of Classes that incurred lower expenses for the period.

         To the extent that any Fund invests in non-U.S. dollar denominated securities, the value of all assets and liabilities will be translated into United States dollars at the mean between the buying and selling rates of the currency in which such a security is denominated against United States dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Fund. The Trustees will monitor, on an ongoing basis, a Fund's method of valuation. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which the Fund's net asset value is not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in a Fund's calculation of net asset value unless the Trustees deem that the particular event would materially affect net asset value, in which case an adjustment will be made. Securities transactions are accounted for on the trade date, the date the order to buy or sell is executed. Dividend income and other distributions are recorded on the ex-dividend date, except certain dividends and distributions from foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date.

                               PURCHASE OF SHARES

         The following information supplements that set forth in each Prospectus under the heading "Purchase and Redemption of Shares - How To Buy Shares".

General

         Shares of each Fund will be offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase (the "front-end sales charge alternative"), with a contingent deferred sales charge (the deferred sales charge alternative"), or without any front-end sales charge, but with a contingent deferred sales charge imposed only during the first year after purchase (the "level-load alternative"), as described below. Class Y shares which, as described below, are not offered to the general public, are offered without any front-end or contingent sales charges. Shares of each Fund are offered on a continuous basis through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Distributor ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Distributor ("selected agents"), or (iii) the Distributor. The minimum for initial investments is $1,000; there is no minimum for subsequent investments. The subscriber may use the Share Purchase Application available from the Distributor for his or her initial investment. Sales personnel of selected dealers and agents distributing a Fund's shares may receive differing compensation for selling Class A, Class B or Class C shares.

         Investors may purchase shares of a Fund in the United States either through selected dealers or agents or directly through the Distributor. A Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

         Each Fund will accept unconditional orders for its shares to be executed at the public offering price equal to the net asset value next determined (plus for Class A shares, the applicable sales charges), as described below. Orders received by the Distributor prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus for Class A shares the sales charges). In the case of orders for purchase of shares placed through selected dealers or agents, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer or agent receives the order prior to the close of regular trading on the Exchange and transmits it to the Distributor prior to its close of business that same day (normally 5:00 p.m. Eastern time). The selected dealer or agent is responsible for transmitting such orders by 5:00 p.m. If the selected dealer or agent fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer or agent. If the selected dealer or agent receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of shares of a Fund, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Share Purchase Application. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("ACH"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Fund business day, the order to purchase shares is automatically placed the same Fund business day for non-money market funds, and two days following the day the order is received for money market funds, and the applicable public offering price will be the public offering price determined as of the close of business on such business day. Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to a Fund, stock certificates representing shares of a Fund are not issued. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates.

Alternative Purchase Arrangements

         Each Fund issues four classes of shares: (i) Class A shares, which are sold to investors choosing the front-end sales charge alternative; (ii) Class B shares, which are sold to investors choosing the deferred sales charge alternative; (iii) Class C shares, which are sold to investors choosing the level-load sales charge alternative; and (iv) Class Y shares, which are offered only to (a) persons who at or prior to December 30, 1994 owned shares in a mutual fund advised by Evergreen Asset, (b) certain investment advisory clients of the Evergreen Asset, FUNB and their affiliates, and (c) institutional investors. The four classes of shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (I) only Class A, Class B and Class C shares are subject to a Rule 12b-1 distribution fee, (II) only Class B and Class C shares are subject to a shareholder service fee, (III) Class A shares bear the expense of the front-end sales charge and Class B and Class C shares bear the expense of the deferred sales charge, (IV) Class B shares and Class C shares each bear the expense of a higher Rule 12b-1 distribution services fee and applicable shareholder service fee than Class A shares and, in the case of Class B shares, higher transfer agency costs, (V) with the exception of Class Y shares, each Class of each Fund has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services (and, to the extent applicable, shareholder service) fee is paid which relates to a specific Class and other matters for which separate Class voting is appropriate under applicable law, provided that, if the Fund submits to a simultaneous vote of Class A, Class B and Class C shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, the Class A shareholders and the Class B and Class C shareholders will vote separately by Class, and (VI) only the Class B shares are subject to a conversion feature. Each Class has different exchange privileges and certain different shareholder service options available.

         The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services and shareholder service fees (if applicable) and contingent deferred sales charges on Class B shares prior to conversion, or the accumulated distribution services and shareholder service fees (if applicable) on Class C shares, would be less than the front-end sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class B and Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at the lowest applicable sales charge. For this reason, the Distributor will reject any order (except orders for Class B shares from certain retirement plans) for more than $2,500,000 for Class B or Class C shares.

         Class A shares are subject to a lower distribution services fee and no shareholder service fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because front-end sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced front-end sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution and shareholder service charges on Class B shares or Class C shares may exceed the front-end sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such front-end sales charges, not all their funds will be invested initially.

     Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution services and applicable shareholder service fees and, in the case of Class B shares, being subject to a contingent deferred sales charge for a seven-year period. For example, based on current fees and expenses, an investor subject to the 4.75% front-end sales charges imposed by the Evergreen Equity or Long-Term Bond Funds(U.S. Government) or the 3.25% front-end sales charges imposed by the Evergreen Intermediate and Short-Term Bond Funds (Short-Intermediate Bond, Intermediate-Term Bond or Intermediate-Term Government), would have to hold his or her investment approximately seven years for the Class B and Class C distribution services and shareholders service fees to exceed the front-end sales charges plus the accumulated distribution services fees of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class B and Class C distribution services and applicable shareholder service fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the seven year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

         With respect to each Fund, the Trustees have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Class Y shares. On an ongoing basis, the Trustees, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

Front-end Sales Charge Alternative--Class A Shares

         The public offering price of Class A shares for purchasers choosing the front-end sales charge alternative is the net asset value plus a sales charge as set forth in the Prospectus for each Fund.

         Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. The Fund receives the entire net asset value of its Class A shares sold to investors. The Distributor's commission is the sales charge set forth in the Prospectus for each Fund, less any applicable discount or commission "reallowed" to selected dealers and agents. The Distributor will reallow discounts to selected dealers and agents in the amounts indicated in the table in the Prospectus. In this regard, the Distributor may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Distributor.

         Set forth below is an example of the method of computing the offering price of the Class A shares of each Fund. The example assumes a purchase of Class A shares of a Fund aggregating less than $100,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of Class A shares of each Fund at the end of each Fund's latest fiscal year.

                   Net     Per Share              Offering
                   Asset   Sales                  Price
                   Value   Charge      Date       Per Share


U.S. Government    $ 9.42  $.47        6/28/96    $  9.89

Short Intermediate $ 9.82  $.33        6/28/96    $ 10.15
Bond

Intermediate Term  $ 10.10 $.34        6/28/96    $ 10.44
Bond

Intermediate Term  $ 9.99  $.34        6/28/96     $ 10.33
Government

         With respect to U.S. Government and Short-Intermediate Bond, the following commissions were paid to and amounts were retained by Federated Securities Corp., through July 7, 1995, which until such date was the principal underwriter of portfolios of The Evergreen Lexicon Fund. For the period from July 8, 1995 through June 30, 1996, commissions were paid to and amounts were retained by the current Distributor as noted below.


                            Period from       Seven Days    Six Months
                          7/8/95 to 6/30/96   Ended 7/8/95  Ended     Year Ended
                                                            6/30/95     12/31/94

U.S. GOVERNMENT:
  Commissions Received      $159,666             __       $104,303      $450,000
  Commissions Retained      $ 16,558             __       $  3,599      $ 10,000


                                                          Six Months
                                                          Ended       Year Ended

SHORT-INTERMEDIATE BOND:                                  6/30/95       12/31/94

  Commissions Received      $74,999.18           __       $39,906       $247,000
  Commissions Retained        9,559.73           __       $ 1,334       $ 21,000



         With  respect  to  Intermediate   Term  Bond  and   Intermediate   Term
Government, the following commissions were paid to and amounts were retained by SEI Financial

Securities Company, through January 19, 1996, which until such date was the principal underwriter of portfolios of Evergreen Investment Trust. For the period from January 20, 1996 through June 30, 1996, commissions were paid to and amounts were retained by the current Distributor as noted below.


                             Period from          Period from       Period from
                       1/20/96 to 6/30/96   9/1/95 to 1/19/96  5/2/95 to 8/31/95

INTERMEDIATE TERM BOND
   Commissions Received            --                  --             --
   Commissions Retained            --                  --             --

INTERMEDIATE TERM GOVERNMENT
   Commissions Received          1,040                 --             --
   Commissions Retained            212                 --             --

         Investors  choosing the front-end  sales charge  alternative  may under certain circumstances be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

         Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions by combining purchases of shares of one or more Evergreen mutual funds other than money market funds into a single "purchase", if the resulting "purchase" totals at least $100,000. The term "purchase" refers to:
(i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company", as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of a Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any Evergreen mutual fund. Currently, the Evergreen mutual funds include:

Evergreen Trust
         The Evergreen  Fund
         Evergreen  Aggressive  Growth  Fund
The Evergreen  Total Return Fund
The Evergreen  Limited  Market  Fund,  Inc.
The Evergreen  Growth and  Income  Fund
The Evergreen Money Market Fund
The Evergreen  American  Retirement Trust
         The Evergreen American Retirement Fund
         Evergreen  Small Cap Equity Income Fund

The Evergreen Municipal Trust:
         Evergreen  Short-Intermediate Municipal Fund
         Evergreen  Short-Intermediate Municipal Fund-CA
         Evergreen  Tax Exempt Money Market Fund
         Evergreen  Florida High Income  Municipal  Bond Fund
Evergreen Equity Trust
         Evergreen  Global Real Estate Equity Fund
         Evergreen  U.S. Real Estate Equity Fund
         Evergreen  Global Leaders Fund
Evergreen Foundation Trust:
         Evergreen  Tax Strategic  Foundation  Fund
         Evergreen  Foundation  Fund


Evergreen Investment Trust
         Evergreen Emerging Markets Growth Fund*
         Evergreen International Equity Fund*
         Evergreen  Balanced  Fund*
         Evergreen  Utility  Fund*
         Evergreen  Value Fund*
         Evergreen  Short-Intermediate  Bond Fund*
                  (formerly   Evergreen   Fixed-Income   Fund)
         Evergreen  U.S. Government  Fund*
         Evergreen  Treasury  Money  Market  Fund*
         Evergreen  Florida  Municipal Bond Fund*
         Evergreen  Georgia  Municipal Bond Fund*
         Evergreen North Carolina  Municipal Bond Fund*
         Evergreen South Carolina Municipal Bond Fund*
         Evergreen  Virginia Municipal Bond Fund*
         Evergreen High Grade Tax Free Fund*

The Evergreen Lexicon Fund
         Evergreen  Intermediate-Term Bond  Fund**
         Evergreen  Intermediate-Term Government  Securities  Fund**

Evergreen Tax Free Trust
         Evergreen  Pennsylvania Tax Free Money Market Fund***
         Evergreen  New Jersey Tax-Free Income Fund***

Evergreen Variable Trust
         Evergreen VA Fund
         Evergreen VA Growth and Income Fund
         Evergreen VA Foundation Fund

*  Prior to July 7,1995,each Fund was named "First Union" instead of "Evergreen"

** Prior to January 19, 1996, each Fund was a series of The FFB Lexicon Fund.

***Prior to January 19, 1996, each Fund was a series of FFB Fund Trust.

     Prospectuses for the Evergreen mutual funds may be obtained without charge by contacting the Distributor or the Adviser at the telephone number shown on the front cover of this Statement of Additional Information.

     Cumulative  Quantity  Discount  (Right  of  Accumulation).   An  investor's
purchase of additional Class A shares of a Fund may qualify for a Cumulative Quantity Discount.

The applicable sales charge will be based on the total of:

                  (i)  the investor's current purchase;

                  (ii) the net asset value (at the close of business on the previous day) of (a) all Class A, Class B and Class C shares of the Fund held by the investor and (b) all such shares of any other Evergreen mutual fund held by the investor; and

                  (iii) the net asset value of all shares described in paragraph
                       (ii) owned by another shareholder eligible to combine his
                          or her purchase   with  that of the investor  into  a
                          single "purchase" (see above).

     For example, if an investor owned Class A, B or C shares of an Evergreen mutual fund worth $200,000 at their then current net asset value and , subsequently, purchased Class A shares worth an additional $100,000, the sales charge for the $100,000 purchase, in the case of any of the Evergreen Group of Evergreen Intermediate or Short-Term Bond Fund (Short-Intermediate Bond, Intermediate-Term Bond, and Intermediate Government), would be at the 2.00% rate applicable to a single $300,000 purchase rather than the 2.50% rate or, in the case of any Evergreen Equity or Long-Term Bond Fund (U.S. Government), at the 2.50% rate applicable to a single $300,000 purchase rather than the 3.75% rate.

     To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Distributor with sufficient information to verify that each purchase qualifies for the privilege or discount.

     Statement of Intention. Class A investors may also obtain the reduced sales charges shown in the Prospectus by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B and/or Class C shares) of the Fund or any other Evergreen mutual fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of Class A, B or C shares of the Fund or any other Evergreen mutual fund made not more than 90 days prior to the date that the investor signs a Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

     Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Evergreen mutual funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of a Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other Evergreen mutual fund, to qualify for the 3.75% sales charge applicable to purchases in any of Evergreen Equity or Long-Term Bond Fund (U.S. Government), or 2.50% applicable to purchases in an Evergreen Intermediate or Short-Term Bond Fund (Short-Intermediate Bond, Intermediate-Term Bond or Intermediate-Term Government), on the total amount being invested (the sales charge applicable to an investment of $100,000).

     The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charge will be used to purchase additional shares of the Fund subject to the rate of sales charge applicable to the actual amount of the aggregate purchases.

     Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of a Fund should complete the appropriate portion of the Purchase Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting a Fund at the address or telephone number shown on the cover of this Statement of Additional Information.

     Investments Through Employee Benefit and Savings Plans. Certain qualified and non-qualified benefit and savings plans may make shares of the Evergreen mutual funds available to their participants. Investments made by such employee benefit plans may be exempt from any applicable front-end sales charges if they meet the criteria set forth in the Prospectus under "Class A Shares- Front End Sales Charge Alternative". The Adviser may provide compensation to organizations providing administrative and recordkeeping services to plans which make shares of the Evergreen mutual funds available to their participants.

     Reinstatement Privilege. A Class A shareholder, who has caused any or all of his or her shares of a Fund to be redeemed or repurchased, may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that such reinvestment is made within 30 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for Federal tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund. The reinstatement privilege may be used by the shareholder only once, irrespective of the number of shares redeemed or repurchased, except that the privilege may be used without limit in connection with transactions whose sole purpose is to transfer a shareholder's interest in the Fund to his or her individual retirement account or other qualified retirement plan account. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

     Sales at Net Asset Value. In addition to the categories of investors set forth in the Prospectus, each Fund may sell its Class A shares at net asset value, i.e., without any sales charge, to: (i) certain investment advisory clients of Evergreen Asset, FUNB or their affiliates; (ii) officers and present or former Trustees of the Trusts; present or former trustees of other investment companies managed by the Adviser; present or retired full-time employees of the Adviser; officers, directors and present or retired full-time employees of the Adviser, the Distributor, and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (iii) certain employee benefit plans for employees of the Adviser, the Distributor and their affiliates; (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer and approved by the Distributor, pursuant to which such persons pay an asset-based fee to such broker-dealer, or its affiliate or agent, for service in the nature of investment advisory or administrative services. These provisions are intended to provide additional job-related incentives to persons who serve the Funds or work for companies associated with the Funds and selected dealers and agents of the Funds. Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort. Similarly, these provisions extend the privilege of purchasing shares at net asset value to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Funds and the Distributor.

Deferred Sales
Charge Alternative--Class B Shares

     Investors choosing the deferred sales charge alternative purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without a front-end sales charge so that the full amount of the investor's purchase payment is invested in the Fund initially.

     Proceeds from the contingent deferred sales charge are paid to the Distributor and are used by the Distributor to defray the expenses of the Distributor related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee and the applicable shareholder service fee enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee and the applicable shareholder service fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

     Contingent Deferred Sales Charge. Class B shares which are redeemed within seven years of purchase will be subject to a contingent deferred sales charge at the rates set forth in the Prospectus charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no contingent deferred sales charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.


     In determining the contingent deferred sales charge applicable to a redemption, it will be assumed, that the redemption is first of any Class A shares or Class C shares in the shareholder's Fund account, second of Class B shares held for over seven years or Class B shares acquired pursuant to reinvestment of dividends or distributions, and third of Class B shares held, longest during the seven-year period.

     To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares, 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, of the $600 of the shares redeemed $400 of the redemption proceeds (40 shares x $10 original purchase price) will be charged at a rate of 4.0% (the applicable rate in the second year after purchase for a contingent deferred sales charge of $16).

     The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, or
(ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2.

     Conversion Feature. At the end of the period ending seven years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee and the applicable shareholder service fee imposed on Class B shares. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Distributor to have been compensated for the expenses associated with the sale of such shares.

     For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

     The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution services fee and applicable shareholder service fee and transfer agency costs with respect to Class B shares does not result in the dividends or distributions payable with respect to other Classes of a Fund's shares being deemed "preferential dividends" under the Code, and
(ii) the conversion of Class B shares to Class A shares does not constitute a taxable event under Federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee and applicable shareholder services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

Level-Load Alternative--Class C Shares

     Investors choosing the level load sales charge alternative purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a front-end sales charge. However, you will pay a 1.0% contingent deferred sales charge if you redeem shares during the first year after purchase. No charge is imposed in connection with redemptions made more than one year from the date of purchase. Class C shares are sold without a front-end sales charge so that the Fund will receive the full amount of the investor's purchase payment and after the first year without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee and applicable shareholder service fee enables the Fund to sell Class C shares without either a front-end or contingent deferred sales charge. However, unlike Class B shares, Class C shares do not convert to any other class shares of the Fund. Class C shares incur higher distribution services fees and applicable shareholder service fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

Class Y Shares

     Class Y shares are not offered to the general public and are available only to (i) persons who at or prior to December 30, 1994 owned shares in a mutual fund advised by Evergreen Asset, (ii) certain investment advisory clients of Evergreen Asset, FUNB and their affiliates, and (iii) institutional investors. Class Y shares do not bear any Rule 12b-1 distribution expenses and are not subject to any front-end or contingent deferred sales charges.

                       GENERAL INFORMATION ABOUT THE FUNDS
(See also "Other Information - General Information" in each Fund's Prospectus)

Capitalization and Organization

     The Evergreen U.S. Government Fund and Evergreen Short Intermediate Bond Fund(formerly Evergreen Fixed Income Fund), which prior to July 7, 1995 were known as the First Union U.S. Government Portfolio and First Union Fixed Income Portfolio respectively, are each separate series of Evergreen Investment Trust, a Massachusetts business trust. On July 7, 1995, First Union Funds changed its name to Evergreen Investment Trust. On December 14, 1992, The Salem Funds changed its name to First Union Funds. The Trust is governed by a Board of Trustees.

     Evergreen Intermediate Term Bond Bond Fund and Evergreen Intermediate Term Government Securities Fund, which prior to January 19, 1996, were known as the Fixed Income Fund and the Intermediate Term Government Securities Fund, respectively, are each separate series of The Evergreen Lexicon Fund, a Massachusetts business trust. On January 19, 1996, The FFB Lexicon Fund changed its name to The Evergreen Lexicon Fund.


     Each Fund may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. All shares of these Funds have equal rights and privileges. Each share is entitled to one vote, to participate equally in dividends and distributions declared by the Funds and on liquidation to their proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of these Funds are fully paid, nonassessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionally the same rights, including voting rights, as are provided for a full share.

     Under each Trust's Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his or her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee upon a vote of two-thirds of the outstanding shares of beneficial interest of the Trust. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. As a result, normally no annual or regular meetings of shareholders will be held, unless otherwise required by the Declaration of Trust of each Trust or the 1940 Act.

     Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and in such event the holders of the remaining shares so voting will not be able to elect any Trustees.

     The Trustees of each Trust are authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, in the future, for reasons such as the desire to establish one or more additional portfolios of a Trust with different investment objectives, policies or restrictions, additional series of shares may be created by one or more Funds. Any issuance of shares of another series or class would be governed by the 1940 Act and the law of the Commonwealth of Massachusetts. If shares of another series of the Trust were issued in connection with the creation of additional investment portfolios, each share of the newly created portfolio would normally be entitled to one vote for all purposes. Generally, shares of all portfolios would vote as a single series on matters, such as the election of Trustees, that affected all portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Investment Advisory Agreement and changes in investment policy, shares of each portfolio would vote separately.

     In addition any Fund may, in the future, create additional classes of shares which represent an interest in the same investment portfolio. Except for the different distribution related and other specific costs borne by such additional classes, they will have the same voting and other rights described for the existing classes of each Fund.

     Procedures for calling a shareholders meeting for the removal of the Trustees of each Trust, similar to those set forth in Section 16(c) of the 1940 Act will be available to shareholders of each Fund. The rights of the holders of shares of a series of a Fund may not be modified except by the vote of a majority of the outstanding shares of such series.

     An order has been received from the SEC permitting the issuance and sale of multiple classes of shares representing interests in each Fund. In the event a Fund were to issue additional Classes of shares other than those described herein, no further relief from the SEC would be required.

Distributor

         Evergreen Funds Distributor, Inc. (the "Distributor"), 230 Park Avenue, New York, New York 10169, serves as each Fund's principal underwriter, and as such may solicit orders from the public to purchase shares of any Fund. The Distributor is not obligated to sell any specific amount of shares and will purchase shares for resale only against orders for shares. Under the agreement between the Fund and the Distributor, the Fund has agreed to indemnify the Distributor, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended.

Counsel

         Sullivan & Worcester LLP, Washington, D.C., serves as counsel to the Funds.

Independent Auditors

     KPMG Peat Marwick LLP has been selected to be the independent auditors of the Funds.

                          PERFORMANCE INFORMATION

Total Return

         From time to time a Fund may advertise its "total return". Computed separately for each class, the Fund's "total return" is its average annual compounded total return for recent one, five, and ten-year periods (or the period since the Fund's inception). The Fund's total return for such a period is computed by finding, through the use of a formula prescribed by the Securities and Exchange Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid. The Fund will include performance data for Class A, Class B, Class C and Class Y shares in any advertisement or information including performance data of the Fund.

         With respect to Intermediate Term Bond and Intermediate Term Government, Class B and Class C shares were not being offered as of August 31, 1995. The average annual compounded total return for each Class of shares offered by the Funds for the most recently completed one, five and ten year fiscal periods is set forth in the table below.



U.S. GOVERNMENT       1 Year               From
                       Ended         (inception)*
                     6/30/96         to 6/30/96
Class A                (.68%)           3.80%
Class B               (1.38%)           3.87%
Class C                2.52%            6.45%
Class Y                4.54%            4.20%



SHORT INTERMEDIATE     1 Year              5 Years                   From
BOND                    Ended                Ended               (inception)**
                      6/30/96              6/30/96               to 6/30/95

Class A                1.05%                6.18%                    7.20%
Class B               (1.28%)                --                      3.43%
Class C                2.53%                 --                      5.70%
Class Y                4.63%                7.06%                    7.04%


                                    Ten Months               From
                                    Ended                 (inception)***
INTERMEDIATE TERM                   6/28/96               to 6/28/96
BOND

Class A                             (.62%)                  3.85%
Class B                              --                    (8.34%)
Class C                              --                     (.68%)
Class Y                             2.28%                   7.16%


                                    Ten Months                From
                                    Ended                 (inception)+
INTERMEDIATE TERM                   6/28/96               to 6/28/96
GOVERNMENT

Class A                             (.35%)                   3.01%
Class B                              --                     (6.89)
Class C                              --                      (.12%)
Class Y                             3.00%                    5.77%


* Inception date: Class A - January 11, 1993; Class B - January 11, 1993; Class C - September 2, 1994; Class Y - September 2, 1993.

** Inception date: Class A - January 31, 1989; Class B - January 25, 1993; Class C - September 6, 1994; Class Y - December 31, 1990.

***Inception date: Class A - May 2, 1995; Class B - January 30, 1996; Class C-April 29, 1996; Class Y - November 1, 1991;

+ Inception date: Class A - May 2, 1995; Class B February 9, 1996; Class C - April 10, 1996; Class Y -November 1, 1991.


         A Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in a Fund's portfolio and its expenses. Total return information is useful in reviewing a Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal invested in a Fund is not fixed and will fluctuate in response to prevailing market conditions.

YIELD CALCULATIONS

         From time to time, a Fund may quote its yield in advertisements or in reports or other communications to shareholders. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis. Yields are computed by dividing the Fund's interest income (as defined in the Securities and Exchange Commission's yield formula) for a given 30-day or one month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. The formula for calculating yield is as follows:

                           YIELD = 2[(a-b+1)6-1]
                                   _____________
                                        cd


Where    a = Interest earned during the period

         b  = Expenses  accrued for the period (net of  reimbursements)

         c = The average daily number of shares outstanding during the period that were entitled to receive dividends
         d = The maximum offering price per share on the last day of the period

         Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. Gains and losses generally are excluded from the calculation. Income calculated for purposes of determining a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yields quoted for a Fund may differ from the rate of distributions a Fund paid over the same period, or the net investment income reported in a Fund's financial statements.

         Yield information is useful in reviewing a Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Funds'
investment portfolios, portfolio maturity, operating expenses and market conditions.

         It should be recognized that in periods of declining interest rates the yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Fund's investments, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

         The yield of each Fund for the thirty-day period ended June 28, 1996 for each Class of shares offered by the Funds is set forth in the table below:

U.S. Government              Intermediate Term Bond
     Class A - 6.73%                  Class A - 5.70%
     Class B - 5.99%                  Class B - 4.71%
     Class C - 5.99%                  Class C - 4.71%
     Class Y - 6.98%                  Class Y - 5.69%

Short Intermediate  Bond     Intermediate  Term Government Class
     Class A - 6.50%                  Class A - 5.59%
     Class B - 5.67%                  Class B - 4.71%
     Class C - 5.67%                  Class C - 4.50%
     Class Y - 6.65%                  Class Y - 5.59%

Non-Standardized Performance

         In addition to the performance information described above, a Fund may provide total return information for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.

GENERAL

         From time to time, a Fund may quote its performance in advertising and other types of literature as compared to the performance of the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, Lehman Brothers Intermediate Government Bond Index, or any other commonly quoted index of common stock and bond prices. The Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average and the Lehman Brothers Intermediate Government Bond Index are unmanaged indices of selected common stock and bond prices. A Fund's performance may also be compared to those of other mutual funds having similar objectives. This comparative performance would be expressed as a ranking prepared by Lipper Analytical Services, Inc. or similar independent services monitoring mutual fund performance. A Fund's performance will be calculated by assuming, to the extent applicable, reinvestment of all capital gains distributions and income dividends paid. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.

Additional Information

     Any shareholder inquiries may be directed to the shareholder's broker or to the Adviser at the address or telephone number shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Trusts with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.



                              FINANCIAL STATEMENTS

     Each Fund's financial statements appearing in their most current fiscal year Annual Report to shareholders and the report thereon of KPMG Peat Marwick LLP the independent auditors appearing therein are incorporated by reference in this Statement of Additional Information. The Annual Reports to Shareholders for each Fund, which contain the referenced statements, are available upon request and without charge.




              APPENDIX A - DESCRIPTION OF BOND, MUNICIPAL NOTE AND COMMERCIAL
                                            PAPER RATINGS

APPENDIX "A"

DESCRIPTION OF BOND RATINGS

         Standard & Poor's Ratings Service. A Standard & Poor's corporate or municipal bond rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment of credit worthiness may take into consideration obligers such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, unavailability of such information, or for other circumstances.

         The  ratings  are  based,   in  varying   degrees,   on  the  following
considerations:


         1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

         2.  Nature of and provisions of the obligation.

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or their arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay any principal.

         AA - Debt rated AA also qualifies as high quality debt obligations. Capacity to pay interest and repay principal is very strong and in the majority of instances they differ from AAA issues only in small degree.

         A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on a balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

         BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB - rating.

         B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC - Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

         C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         C1 - The rating C1 is reserved for income bonds on which no interest is being paid.

         D - Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace periods; it will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-) - To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         NR - indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

         Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.


     Moody's Investors Service, Inc. A brief description of the applicable rating symbols Moody's Investors Service, Inc. and their meanings follows:

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

         Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.


         B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C - Bonds which are rated C are the lowest rated class of bonds and issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


            Duff & Phelps, Inc.: AAA-- highest credit quality, with negligible risk factors; AA -- high credit quality, with strong protection factors and modest risk, which may vary very slightly from time to time because of economic conditions; A-- average credit quality with adequate protection factors, but with greater and more variable risk factors in periods of economic stress. The indicators "+" and "-" to the AA and A categories indicate the relative position of a credit within those rating categories.

           Fitch Investors Service Inc.: AAA -- highest credit quality, with an exceptionally strong ability to pay interest and repay principal; AA --very high credit quality, with very strong ability to pay interest and repay principal; A -- high credit quality, considered strong as regards principal and interest protection, but may be more vulnerable to adverse changes in economic conditions and circumstances. The indicators "+" and "-" to the AA, A and BBB categories indicate the relative position of credit within those rating categories.


DESCRIPTION OF MUNICIPAL NOTE RATINGS


         A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

     o Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

     o Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.) Note rating symbols are as follows:

     o SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     o   SP-2  Satisfactory capacity to pay principal and interest.

     o   SP-3  Speculative capacity to pay principal and interest.

         Moody's Short-Term Loan Ratings - Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade
(MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run.

Rating symbols and their meanings follow:

     o MIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     o MIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     o MIG 3 - This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     o MIG 4 - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

COMMERCIAL PAPER RATINGS

     Moody's Investors Service, Inc.: Commercial paper rated "Prime" carries the smallest degree of investment risk. The modifiers 1, 2, and 3 are used to denote relative strength within this highest classification.

         Standard & Poor's Ratings Service: "A" is the highest commercial paper rating category utilized by Standard & Poor's Ratings Group which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its "A" classification.

         Duff & Phelps, Inc.: Duff 1 is the highest commercial paper rating category utilized by Duff & Phelps which uses + or - to denote relative strength within this classification. Duff 2 represents good certainty of timely payment, with minimal risk factors. Duff 3 represents satisfactory protection factors, with risk factors larger and subject to more variation.

         Fitch Investors Service Inc.: F-1+ -- denotes exceptionally strong credit quality given to issues regarded as having strongest degree of assurance for timely payment; F-1 -- very strong, with only slightly less degree of assurance for timely payment than F-1+; F-2 -- good credit quality, carrying a satisfactory degree of assurance for timely payment.

                      KEYSTONE GOVERNMENT SECURITIES FUND

                      STATEMENT OF ADDITIONAL INFORMATION

                               NOVEMBER 29, 1996
                        AS SUPPLEMENTED JANUARY 1, 1997


         This statement of additional information is not a prospectus, but relates to, and should be read in conjunction with, the prospectus of Keystone Government Securities Fund (the "Fund") dated November 29, 1996, as supplemented. You may obtain a copy of the prospectus from the Fund's principal underwriter, Evergreen Keystone Distributor, Inc., or your broker-dealer. Evergreen Keystone Distributor, Inc. is located at 230 Park Avenue, New York, New York 10169.


--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                          Page

The Fund ...............................................................    2
Investment Policies ....................................................    2
Investment Restrictions ................................................    3
Distributions And Taxes ................................................    5
Valuation of Securities ................................................    5
Brokerage ..............................................................    6
Sales Charges ..........................................................    8
Distribution Plans .....................................................   10
Trustees And Officers ..................................................   13
Investment Adviser .....................................................   16
Principal Underwriter ..................................................   18
Sub-administrator ......................................................   19
Declaration of Trust ...................................................   20
Standardized Total Return And Yield Quotations .........................   21
Additional Information .................................................   22
Financial Statements ...................................................   24
Appendix ...............................................................  A-1

--------------------------------------------------------------------------------
                                    THE FUND
--------------------------------------------------------------------------------

         The Fund is an open-end, diversified management investment company commonly known as a mutual fund. The Fund was formed as a Massachusetts business trust on October 24, 1986.

         Keystone Investment Management Company ("Keystone") is the Fund's investment adviser. Evergreen Keystone Distributor, Inc. (formerly Evergreen Funds Distributor, Inc.) ("EKD" or the "Principal Underwriter") is the Fund's principal underwriter. Evergreen Keystone Investment Services, Inc. (formerly Keystone Investment Distributors Company) ("EKIS") is the predecessor to the Principal Underwriter. See "Investment Adviser" and "Principal Underwriter" below.

         Certain information about the Fund is contained in its prospectus. This statement of additional information provides additional information about the Fund that may be of interest to some investors.


--------------------------------------------------------------------------------
                               INVESTMENT POLICIES
--------------------------------------------------------------------------------

         The National Housing Act authorizes the Government National Mortgage Association ("GNMA") to guarantee the timely payment of principal and interest on securities backed by a group (or pool) of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FMHA"), or guaranteed by the Veteran's Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

LIFE OF GNMA CERTIFICATES

         The average life of GNMA certificates is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greatest part of principal invested well before the maturity of the mortgages in the pool. (Note: Due to the GNMA guarantee, foreclosures impose no risk to principal investment.)

         Because prepayment rates of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA certificates. However, statistics published by the FHA are normally used as an indicator of the expected average life of GNMA certificates. These statistics indicate that the average life of single-family dwelling mortgages with 25-30 years maturities, the type of mortgages backing the vast majority of GNMA certificates, is approximately 12 years. For this reason, it is standard practice to treat GNMA certificates as 30-year mortgage-backed securities that prepay fully in the twelfth year.

YIELD CHARACTERISTICS OF GNMA CERTIFICATES

         The coupon rate of interest of GNMA certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the certificates, but only by the amount of the fee paid to GNMA and the issuer. For the most common type of mortgage pool, containing single family dwelling mortgages, GNMA receives an annual fee based on the outstanding principal for providing its guarantee, and the issuer is paid an annual fee for assembling the mortgage pool and for passing through monthly payments of interest and principal to certificate holders.

         For the following reasons, the coupon rate by itself is not indicative of the yield that will be earned on the certificates:

         1. certificates may be issued at a premium or discount, rather than at par;

         2. after issuance, certificates may trade in the secondary market at a premium or discount;

         3. interest is earned monthly, rather than semi-annually as for traditional bonds, and monthly compounding has the effect of raising the effective yield earned on GNMA certificates; and

         4. the actual yield of each GNMA certificate is influenced by the prepayment experience of the mortgage pool underlying the certificate; i.e., if mortgagors pay off their mortgages early, the principal returned to certificate holders may be reinvested at more or less favorable rates.

         In determining yields for GNMA certificates, the standard practice is to assume that the certificates will have a 12-year life. Compared on this basis, GNMA certificates have historically yielded more than high grade corporate bonds and U.S. government and U.S. government agency bonds. As the life of individual pools may vary widely, however, the actual yield earned on any issue of GNMA certificates may differ significantly from the yield estimated on the assumption of a 12-year life.

MARKET FOR GNMA CERTIFICATES

         Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make the GNMA certificate a highly liquid instrument. Prices of GNMA certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the certificate's coupon rate and the prepayment experience of the pool of mortgages backing the certificate.


--------------------------------------------------------------------------------
                             INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

         The Fund has adopted the fundamental investment restrictions set forth below. These restrictions may not be changed without the vote of a majority of the Fund's outstanding voting shares (as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), which means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares). Unless otherwise stated, all references to the assets of the Fund are in terms of current market value. The Fund may not do the following:

         1. purchase any security (other than U.S. government securities) of any issuer if as a result more than 5% of its total assets would be invested in securities of the issuer, except that up to 25% of its total assets may be invested without regard to this limit;

         2. purchase securities on margin, except that it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities;

         3. make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short;

         4. borrow money or enter into reverse repurchase agreements, except that the Fund may enter into reverse repurchase agreements or borrow money from banks for temporary or emergency purposes in aggregate amounts up to one-third of the value of the Fund's net assets; provided that while borrowings exceed 5% of the Fund's net assets, any such borrowings will be repaid before additional investments are made;

         5. pledge more than 15% of its net assets to secure indebtedness; the purchase or sale of securities on a "when issued" basis or collateral arrangement with respect to the writing of options on securities are not deemed to be a pledge of assets;

         6. issue senior securities; the purchase or sale of securities on a "when issued" basis or collateral arrangement with respect to the writing of options on securities are not deemed to be the issuance of a senior security;

         7. make loans, except that the Fund may (a) purchase or hold debt securities consistent with its investment objective, (b) lend portfolio securities valued at not more than 15% of its total assets to broker-dealers, and (c) enter into repurchase agreements;

         8. purchase any security if more than 25% of its total assets would be invested in securities of issuers in a single industry except that (a) there is no restriction with respect to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; (c) the industry classification of utilities will be determined according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (d) the industry classification of medically related industries will be determined according to their services (for example, management, hospital supply, medical equipment and pharmaceuticals will each be considered a separate industry);

         9. invest more than 10% of its total assets in securities with legal or contractual restrictions on resale or in securities for which market quotations are not readily available or in repurchase agreements maturing in more than seven days;

         10. invest more than 5% of its total assets in securities of any company having a record, together with its predecessors, of less than three years of continuous operation;

         11. purchase securities of other investment companies except in connection with a merger, consolidation, reorganization, purchase of assets or similar transaction;

         12. purchase or sell commodities or commodity contracts or real estate, except that the Fund may purchase securities and sell securities secured by real estate and securities of companies which invest in real estate; and may engage in currency or other financial futures contracts and related options transactions; and

         13. underwrite securities of other issuers, except that the Fund may purchase securities from the issuer or others and dispose of such securities in a manner consistent with its investment objective.

         If a percentage limit is satisfied at the time of investment or borrowing, a later increase or decrease resulting from a change in asset value is not a violation of the limit.


--------------------------------------------------------------------------------
                             DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

         The Fund will make distributions to its shareholders from net investment income monthly and net capital gains, if any, annually in shares or, at the option of the shareholder, in cash. Shareholders who have not opted, prior to the record date for any distribution, to receive cash will receive a number of distributed shares determined on the basis of the amount of the distribution and the Fund's net asset value per share computed at the end of the day on the ex-dividend date after adjustment for the distribution. Net asset value is used in computing the number of shares in both gains and income distribution reinvestments. Account statements and/or checks as appropriate will be mailed to shareholders within seven days after the Fund pays the distribution. Unless the Fund receives instructions to the contrary before the record date, it will assume that the shareholder wishes to receive that distribution and future gains and income distributions in shares. Instructions continue in effect until changed in writing.

         Distributions are taxable whether received in cash or additional shares. Distributed long-term capital gains are taxable as such to the shareholder, regardless of how long the shareholder has held the Fund shares. If such shares are held for less than six months and redeemed at a loss, however, the shareholder will recognize a long-term capital loss on such shares to the extent of the long-term capital gain distribution received in connection with such shares. If the net asset value of the Fund's shares is reduced below a shareholder's cost by a capital gains distribution, such distribution, to the extent of the reduction, would be a return of investment though taxable as stated above. Since distributions of capital gains depend upon profits actually realized from the sale of securities by the Fund, they may or may not occur. The foregoing comments relating to the taxation of dividends and distributions paid on the Fund's shares relate solely to federal income taxation.
Such dividends and distributions may also be subject to state and local taxes.

         When the Fund makes a distribution, it intends to distribute only the Fund's net capital gains and such income as has been predetermined to the best of the Fund's ability to be taxable as ordinary income. Shareholders of the Fund will be advised annually of the federal income tax status of distributions.


--------------------------------------------------------------------------------
                             VALUATION OF SECURITIES
--------------------------------------------------------------------------------

         Current values for the Fund's portfolio securities are determined as follows:

         (1) securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation, provided that a sale has occurred and that this price reflects current market value according to standards established by the Fund's Board of Trustees;

         (2) short-term investments maturing in or with remaining maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), plus either accrued interest or amortized discount;

         (3) all other securities for which market quotations are readily available are valued at current market value; and

         (4) securities, including restricted securities, for which market quotations are not readily available and other assets are valued at prices deemed in good faith to be fair under procedures established by the Fund's Board of Trustees.

         The Fund believes that reliable market quotations are generally not readily available for purposes of valuing U.S. Government Guaranteed Securities, other than Treasury bills, and certain Other Eligible Securities. As a result, it is likely that most of the valuations for such securities will be based upon their fair value determined under procedures that have been approved by the Fund's Board of Trustees. The Fund's Board of Trustees has authorized the use of a pricing service to determine the fair value of such securities.


--------------------------------------------------------------------------------
                                    BROKERAGE
--------------------------------------------------------------------------------

         SELECTION OF BROKERS

         In effecting transactions in portfolio securities for the Fund, Keystone seeks the best execution of orders at the most favorable prices. Keystone determines whether a broker has provided the Fund with best execution and price in the execution of a securities transaction by evaluating, among other things:

          1.   overall direct net economic result to the Fund;

          2.   the efficiency with which the transaction is effected;

          3. the broker's ability to effect the transaction where a large block is involved;

          4. the broker`s readiness to execute potentially difficult transactions in the future;

          5.   the financial strength and stability of the broker; and

          6. the receipt of research services, such as analyses and reports concerning issuers, industries, securities, economic factors and trends and other statistical and factual information.

         The Fund's management weighs these considerations in determining the overall reasonableness of the brokerage commissions paid.

         Should the Fund or Keystone receive research and other statistical and factual information from a broker, the Fund would consider such services to be in addition to, and not in lieu of, the services Keystone is required to perform under the Advisory Agreement (as defined below). Keystone believes that the cost, value and specific application of such information are indeterminable and cannot be practically allocated between the Fund and its other clients who may indirectly benefit from the availability of such information. Similarly, the Fund may indirectly benefit from information made available as a result of transactions effected for Keystone's other clients. Under the Advisory Agreement, Keystone is permitted to pay higher brokerage commissions for brokerage and research services in accordance with Section 28(e) of the Securities Exchange Act of 1934. In the event Keystone follows such a practice, it will do so on a basis that is fair and equitable to the Fund.

         Neither the Fund nor Keystone intends on placing securities transactions with any particular broker. The Fund's Board of Trustees has determined, however, that the Fund may consider sales of Fund shares as a factor in the selection of brokers to execute portfolio transactions, subject to the requirements of best execution described above.

BROKERAGE COMMISSIONS

         The Fund may seek to maximize the rate of return on its portfolio by engaging in short-term trading consistent with its investment objective. Such trading will occur primarily in anticipation of or in response to market developments, including a rise or fall in interest rates. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what Keystone believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to such things as changes in the overall demand for, or supply of, various types of U.S. Government Guaranteed Securities (as defined in the Fund's prospectus) and Other Eligible Securities (as defined in the Fund's prospectus) or changes in the investment objectives of investors. This policy of short-term trading may result in a higher portfolio turnover and increased expenses.

GENERAL BROKERAGE POLICIES

         In order to take advantage of the availability of lower purchase prices, the Fund may participate, if and when practicable, in group bidding for the direct purchase from an issuer of certain securities.

         Keystone makes investment decisions for the Fund independently from those of its other clients. It may frequently develop, however, that Keystone will make the same investment decision for more than one client. Simultaneous transactions are inevitable when the same security is suitable for the investment objective of more than one account. When two or more of its clients are engaged in the purchase or sale of the same security, Keystone will allocate the transactions according to a formula that is equitable to each of its clients. Although, in some cases, this system could have a detrimental effect on the price or volume of the Fund's securities, the Fund believes that in other cases its ability to participate in volume transactions will produce better executions.

         The Fund does not purchase portfolio securities from or sell portfolio securities to Keystone, the Principal Underwriter, or any of their affiliated persons, as defined in the 1940 Act.

         The Board of Trustees will, from time to time, review the Fund's brokerage policy. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the Board of Trustees may change, modify or eliminate any of the foregoing practices.

         The Fund paid no brokerage commissions during the fiscal years ended July 31, 1994, 1995 and 1996.


--------------------------------------------------------------------------------
                                  SALES CHARGES
--------------------------------------------------------------------------------

         The Fund offers three classes of shares that differ primarily with respect to sales charges and distribution fees. As described below, depending upon the class of shares that you purchase, the Fund will impose a sales charge when you purchase Fund shares, a contingent deferred sales charge (a "CDSC") when you redeem Fund shares or no sales charges at all. The Fund charges a CDSC as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Plans"). If imposed, the Fund deducts CDSCs from the redemption proceeds you would otherwise receive. CDSCs attributable to your shares are, to the extent permitted by the National Association of Securities Dealers, Inc. ("NASD"), paid to the Principal Underwriter or its predecessor. See the prospectus for additional information on a particular class.

CLASS DISTINCTIONS

Class A Shares
         With certain exceptions, when you purchase Class A shares after January 1, 1997, you will pay a maximum sales charge of 4.75%, payable at the time of purchase. (The prospectus contains a complete table of applicable sales charges and a discussion of sales charge reductions or waivers that may apply to purchases.) If you purchase Class A shares in the amount of $1 million or more, without an initial sales charge, the Fund will charge a CDSC of 1.00% if you redeem during the month of your purchase and the 12-month period following the month of your purchase. See "Calculation of Contingent Deferred Sales Charge" below.

Class B Shares
         The Fund offers Class B shares at net asset value (without an initial sales charge). With respect to Class B shares purchased after January 1, 1997, the Fund charges a CDSC on shares redeemed as follows:

         Redemption Timing                                         CDSC Rate
         -----------------                                         ---------
         Month of purchase and the first twelve-month
              period following the month of purchase ..............   5.00%
         Second twelve-month
              period following the month of purchase ..............   4.00%
         Third twelve-month
              period following the month of purchase ..............   3.00%
         Fourth twelve-month
              period following the month of purchase ..............   3.00%
         Fifth twelve-month
              period following the month of purchase ..............   2.00%
         Sixth twelve-month
              period following the month of purchase ..............   1.00%
         Thereafter ...............................................   0.00%

         Class B shares purchased after January 1, 1997, that have been outstanding for seven years after the month of purchase, will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to Evergreen Keystone Service Company (formerly Keystone Investor Resource Center, Inc.) ("EKSC") the Fund's transfer and dividend disbursing agent.)

Class C Shares
         Class C shares are available only through broker-dealers who have entered into special distribution agreements with the Underwriter. The Fund offers Class C shares at net asset value (without an initial sales charge). With certain exceptions, however, the Fund will charge a CDSC of 1.00%, if you redeem shares purchased after January 1, 1997, during the month of your purchase and the 12-month period following the month of your purchase. See "Calculation of Contingent Deferred Sales Charge" below.

CALCULATION OF CONTINGENT DEFERRED SALES CHARGE

         Any CDSC imposed upon the redemption of Class A, Class B or Class C shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or (2) the net cost of such shares. Upon request for redemption, the Fund will redeem shares not subject to the CDSC first. Thereafter, the Fund will redeem shares held the longest first.

SHARES THAT ARE NOT SUBJECT TO A SALES CHARGE OR CDSC

Exchanges
         The Fund does not charge a CDSC when you exchange your shares for the shares of the same class of another Keystone America Fund. However, if you are exchanging shares that are still subject to a CDSC, the CDSC will carry over to the shares you acquire by the exchange. Moreover, the Fund will compute any future CDSC based upon the date you originally purchased the shares you tendered for exchange.

Waiver of Sales Charges
         Purchases of the Fund's Class A shares made after January 1, 1997, (i) in the amount of $1 million or more; (ii) by a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title 1 tax sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan") or a TSA plan sponsored by a public educational entity having 5,000 or more eligible employees (an "Educational TSA Plan"); or (iii) by (a) institutional investors, which may include bank trust departments and registered investment advisers; (b) investment advisers, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee; (c) clients of investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisers or financial planners on the books of the broker-dealer through whom shares are purchased; (d) institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer; and (e) employees of First Union National Bank of North Carolina ("FUNB") and its affiliates, EKD and any broker-dealer with whom EKD has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees, will be at net asset value without the imposition of a front-end sales charge. Certain broker-dealers or other financial institutions may impose a fee on transactions in shares of the Funds.

         Shares of the Fund may also be sold, to the extent permitted by applicable law, regulations, interpretations, or exemptions, at net asset value without the imposition of an initial sales charge to (1) certain Directors, Trustees, officers, full-time employees or sales representatives of the Fund, Keystone, the Principal Underwriter, and certain of their affiliates who have been such for not less than ninety days, and to members of the immediate families of such persons; (2) a pension and profit-sharing plan established by such companies, their subsidiaries and affiliates, for the benefit of their Directors, Trustees, officers, full-time employees, and sales representatives; or (3) a registered representative of a firm with a dealer agreement with the Principal Underwriter; provided, however, that all such sales are made upon the written assurance that the purchase is made for investment purposes and that the securities will not be resold except through redemption by the Fund.

         No initial sales charge or CDSC is imposed on purchases or redemptions of shares of the Fund by a bank or trust company in a single account in the name of such bank or trust company as trustee, if the initial investment in shares of the Fund or any fund in the Keystone Investments Family of Funds, purchased pursuant to this waiver is at least $500,000 and any commission paid at the time of such purchase is not more than 1.00% of the amount invested.

         With respect to Class C shares purchased by a Qualifying Plan, no CDSC will be imposed on any redemptions made specifically by an individual participant in the Qualifying Plan. This waiver is not available in the event a Qualifying Plan, as a whole, redeems substantially all of its assets.

         In addition, no CDSC is imposed on a redemption of shares of the Fund in the event of (1) death or disability of the shareholder; (2) a lump-sum distribution from a benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA"); (3) automatic withdrawals from ERISA plans if the shareholder is at least 59 1/2 years old; (4) involuntary redemptions of an account having an aggregate net asset value of less than $1,000; (5) automatic withdrawals under a Systematic Income Plan of up to 1.0% per month of the shareholder's initial account balance; (6) withdrawals consisting of loan proceeds to a retirement plan participant; (7) financial hardship withdrawals made by a retirement plan participant; or (8) withdrawals consisting of returns of excess contributions or excess deferral amounts made to a retirement plan participant.


--------------------------------------------------------------------------------
                               DISTRIBUTION PLANS
--------------------------------------------------------------------------------

         Rule 12b-1 under the 1940 Act permits investment companies, such as the Fund, to use their assets to bear expenses of distributing their shares if they comply with various conditions, including adoption of a distribution plan containing certain provisions set forth in Rule 12b-1 (a "Distribution Plan").

         The Fund's Class A, B, and C Distribution Plans have been approved by the Fund's Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund, as defined in the 1940 Act, and who have no direct or indirect financial interest in the Distribution Plans or any agreement related thereto (the "Independent Trustees").

         The NASD limits the amount that the Fund may pay annually in distribution costs for sale of its shares and shareholder service fees. The NASD limits annual expenditures to 1.00% of the aggregate average daily net asset value of its shares, of which 0.75% may be used to pay such distribution costs and 0.25% may be used to pay shareholder service fees. The NASD also limits the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales since the inception of the Distribution Plan, plus interest at the prime rate plus 1% on such amounts (less any CDSCs paid by shareholders to the Principal Underwriter) remaining unpaid from time to time.

CLASS A DISTRIBUTION PLAN

         The Class A Distribution Plan provides that the Fund may expend daily amounts at an annual rate, which is currently limited to 0.25% of the Fund's average daily net asset value attributable to Class A shares, to finance any activity that is primarily intended to result in the sale of Class A shares, including, without limitation, expenditures consisting of payments to the Principal Underwriter of the Fund to enable the Principal Underwriter to pay or to have paid to others who sell Class A shares a service or other fee, at any such intervals as the Principal Underwriter may determine, in respect of Class A shares maintained by any such recipient and outstanding on the books of the Fund for specified periods.

         Amounts paid by the Fund under the Class A Distribution Plan are currently used to pay others, such as broker-dealers, service fees at an annual rate of up to 0.25% of the average net asset value of Class A shares maintained by such others and outstanding on the books of the Fund for specified periods.

CLASS B DISTRIBUTION PLANS

         The Class B Distribution Plans provide that the Fund may expend daily amounts at an annual rate of up to 1.00% of the Fund's average daily net asset value attributable to Class B shares to finance any activity that is primarily intended to result in the sale of Class B shares, including, without limitation, expenditures consisting of payments to the Principal Underwriter and/or its predecessor. Payments are made to the Principal Underwriter (1) to enable the Principal Underwriter to pay to others (broker-dealers) commissions in respect of Class B shares sold since inception of a Distribution Plan; (2) to enable the Principal Underwriter to pay or to have paid to others a service fee, at such intervals as the Principal Underwriter may determine, in respect of Class B shares maintained by any such recipient and outstanding on the books of the Fund for specified periods; and (3) as interest.

         The Principal Underwriter generally reallows to broker-dealers or others a commission equal to 4.00% of the price paid for each Class B share sold. The broker-dealer or other party may also receive service fees at an annual rate of 0.25% of the average daily net asset value of such Class B share maintained by the recipient and outstanding on the books of the Fund for specified periods.

         The Principal Underwriter intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with the Class B Distribution Plans that exceed current annual payments permitted to be received by the Principal Underwriter from the Fund ("Advances"). The Principal Underwriter intends to seek full reimbursement of such Advances from the Fund (together with annual interest thereon at the prime rate plus 1%) at such time in the future as, and to the extent that, payment thereof by the Fund would be within the permitted limits. If the Fund's Independent Trustees authorize such reimbursements of Advances, the effect would be to extend the period of time during which the Fund incurs the maximum amount of costs allowed by the Class B Distribution Plans.

         In connection with financing its distribution costs, including commission advances to broker-dealers and others, EKIS, the predecessor to the Principal Underwriter sold to a financial institution substantially all of its 12b-1 fee collection rights and CDSC collection rights in respect of Class B shares sold during the period beginning approximately June 1, 1995 through November 30, 1996. The Fund has agreed not to reduce the rate of payment of 12b-1 fees in respect of such Class B shares unless it terminates such shares' Distribution Plan completely. If it terminates such Distribution Plans, the Fund may be subject to adverse distribution consequences.

         The financing of payments made by the Principal Underwriter to compensate broker-dealers or other persons for distributing shares of the Fund will be provided by FUNB or its affiliates.

CLASS C DISTRIBUTION PLAN

         The Class C Distribution Plan provides that the Fund may expend daily amounts at an annual rate of up to 1.00% of the Fund's average daily net asset value attributable to Class C shares to finance any activity that is primarily intended to result in the sale of Class C shares, including, without limitation, expenditures consisting of payments to the Principal Underwriter and/or its predecessor. Payments are made to the Principal Underwriter (1) to enable the Principal Underwriter to pay to others (broker-dealers) commissions in respect of Class C shares sold since inception of the Distribution Plan; (2) to enable the Principal Underwriter to pay or to have paid to others a service fee, at such intervals as the Principal Underwriter may determine, in respect of Class C shares maintained by any such recipient and outstanding on the books of the Fund for specified periods; and (3) as interest.

         The Principal Underwriter generally reallows to broker-dealers or others a commission in the amount of 0.75% of the price paid for each Class C share sold plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class C share sold. Beginning approximately fifteen months after purchase, broker-dealers or others receive a commission at an annual rate of 0.75% (subject to NASD rules) plus service fees at the annual rate of 0.25%, respectively, of the average daily net asset value of each Class C share maintained by the recipient and outstanding on the books of the Fund for specified periods.

DISTRIBUTION PLANS - GENERAL

         The total amounts paid by the Fund under the foregoing arrangements may not exceed the maximum Distribution Plan limits specified above. The amounts and purposes of expenditures under a Distribution Plan must be reported to the Independent Trustees quarterly. The Independent Trustees may require or approve changes in the implementation or operation of a Distribution Plan, and may also require that total expenditures by the Fund under a Distribution Plan be kept within limits lower than the maximum amount permitted by such Distribution Plan as stated above.

         Each of the Distribution Plans may be terminated at any time by a vote of the Independent Trustees, or by vote of a majority of the outstanding voting shares of the respective class of Fund shares. If the Class B Distribution Plan is terminated, the Principal Underwriter and EKIS will ask the Independent Trustees to take whatever action they deem appropriate under the circumstances with respect to payment of such Advances.

         Any change in a Distribution Plan that would materially increase the distribution expenses of the Fund provided for in a Distribution Plan requires shareholder approval. Otherwise, a Distribution Plan may be amended by votes of the majority of both (1) the Fund's Trustees and (2) the Independent Trustees cast in person at a meeting called for the purpose of voting on each amendment.

         While a Distribution Plan is in effect, the Fund will be required to commit the selection and nomination of candidates for Independent Trustees to the discretion of the Independent Trustees.

         The Independent Trustees of the Fund have determined that the sales of the Fund's shares resulting from payments under the Distribution Plans have benefited the Fund.

         For the fiscal year ended July 31, 1996, the Fund paid the Principal Underwriter $66,218, $197,134 ($150,440 with respect to Class B shares sold prior to June 1, 1995 and $46,694 with respect to Class B shares sold on or after June 1, 1995) and $86,726, respectively, pursuant to its Class A, Class B and Class C Distribution Plans.


--------------------------------------------------------------------------------
                              TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

         Trustees and officers of the Fund, their principal occupations and some of their affiliations over the last five years are as follows:

FREDERICK AMLING:          Trustee of the Fund; Trustee or Director of all other
                           funds in the Keystone Investments Families of Funds;
                           Professor, Finance Department, George Washington
                           University; President, Amling & Company (investment advice); and former Member, Board of Advisers, Credito Emilano (banking).

LAURENCE B. ASHKIN:        Trustee of the Fund; Trustee or Director of all other
                           funds in the Keystone Investments Families of Funds;
                           Trustee of all the Evergreen funds other than Evergreen Investment Trust; real estate developer and construction consultant; and President of Centrum
                           Equities and Centrum Properties, Inc.

CHARLES A. AUSTIN III:     Trustee of the Fund; Trustee or Director of all other
                           funds in the Keystone Investments Families of Funds;
                           Investment Counselor to Appleton Partners, Inc.; and former Managing Director, Seaward Management
                           Corporation (investment advice).

FOSTER BAM:                Trustee of the Fund; Trustee or Director of all other
                           funds in the Keystone Investments Families of Funds;
                           Trustee of all the Evergreen funds other than Evergreen Investment Trust; Partner in the law firm of Cummings & Lockwood; Director, Symmetrix, Inc.
                           (sulphur company) and Pet Practice, Inc. (veterinary services); and former Director, Chartwell Group Ltd.
                           (Manufacturer of office furnishings and accessories), Waste Disposal Equipment Acquisition Corporation and
                           Rehabilitation Corporation of America (rehabilitation hospitals).

*GEORGE S. BISSELL:        Chairman of the Board, Chief Executive Officer and
                           Trustee of the Fund; Chairman of the Board, Chief
                           Executive Officer and Trustee or Director of all other funds in the Keystone Investments Families of Funds; Chairman of the Board and Trustee of Anatolia
                           College; Trustee of University Hospital (and Chairman of its Investment Committee); former Director and Chairman of the Board of Hartwell Keystone; and former Chairman of the Board, Director and Chief
                           Executive Officer of Keystone Investments.

EDWIN D. CAMPBELL:         Trustee of the Fund; Trustee or Director of all other
                           funds in the Keystone Investments Families of Funds;
                           Principal, Padanaram Associates, Inc.; and former
                           Executive Director, Coalition of Essential Schools,
                           Brown University.

CHARLES F. CHAPIN:         Trustee of the Fund; Trustee or Director of all other
                           funds in the Keystone Investments Families of Funds;
                           and former Director, Peoples Bank (Charlotte, NC).

K. DUN GIFFORD:            Trustee of the Fund; Trustee or Director of all other
                           funds in the Keystone Investments Families of Funds;
                           Trustee, Treasurer and Chairman of the Finance
                           Committee, Cambridge College; Chairman Emeritus and
                           Director, American Institute of Food and Wine;
                           Chairman and President, Oldways Preservation and
                           Exchange Trust (education); former Chairman of the
                           Board, Director, and Executive Vice President, The
                           London Harness Company; former Managing Partner,
                           Roscommon Capital Corp.; former Chief Executive
                           Officer, Gifford Gifts of Fine Foods; former
                           Chairman, Gifford, Drescher & Associates
                           (environmental consulting); and former Director,
                           Keystone Investments and Keystone.

JAMES S. HOWELL:           Trustee of the Fund; Trustee or Director of all other
                           funds in the Keystone Investments Families of Funds;
                           Chairman and Trustee of the Evergreen funds; former
                           Chairman of the Distribution Foundation for the Carolinas; and former Vice President of Lance Inc.
                           (food manufacturing).

LEROY KEITH, JR.:          Trustee of the Fund; Trustee or Director of all other
                           funds in the Keystone Investments Families of Funds;
                           Chairman of the Board and Chief Executive Officer,
                           Carson Products Company; Director of Phoenix Total
                           Return Fund and Equifax, Inc.; Trustee of Phoenix
                           Series Fund, Phoenix Multi-Portfolio Fund, and The
                           Phoenix Big Edge Series Fund; and former President,
                           Morehouse College.

F. RAY KEYSER, JR.:        Trustee of the Fund; Trustee or Director of all other
                           funds in the Keystone Investments Families of Funds;
                           Chairman and Of Counsel, Keyser, Crowley & Meub,
                           P.C.; Member, Governor's (VT) Council of Economic
                           Advisers; Chairman of the Board and Director, Central
                           Vermont Public Service Corporation and Lahey
                           Hitchcock Clinic; Director, Vermont Yankee Nuclear
                           Power Corporation, Grand Trunk Corporation, Grand
                           Trunk Western Railroad, Union Mutual Fire Insurance
                           Company, New England Guaranty Insurance Company,
                           Inc., and the Investment Company Institute; former
                           Director and President, Associated Industries of
                           Vermont; former Director of Keystone, Central Vermont
                           Railway, Inc., S.K.I. Ltd., and Arrow Financial
                           Corp.; and former Director and Chairman of the Board, Proctor Bank and Green Mountain Bank.

GERALD M. MCDONELL:        Trustee of the Fund; Trustee or Director of all other
                           funds in the Keystone Investments Families of Funds;
                           Trustee of the Evergreen funds; and Sales
                           Representative with Nucor-Yamoto, Inc. (Steel producer).

THOMAS L. MCVERRY:         Trustee of the Fund; Trustee or Director of all other
                           funds in the Keystone Investments Families of Funds;
                           Trustee of the Evergreen funds; former Vice President and Director of Rexham Corporation; and former
                           Director of Carolina Cooperative Federal Credit
                           Union.

*WILLIAM WALT PETTIT:      Trustee of the Fund; Trustee or Director of all other
                           funds in the Keystone Investments Families of Funds;
                           Trustee of the Evergreen funds; and Partner in the law firm of Holcomb and Pettit, P.A.

DAVID M. RICHARDSON:       Trustee of the Fund; Trustee or Director of all other
                           funds in the Keystone Investments Families of Funds;
                           Vice Chair and former Executive Vice President, DHR
                           International, Inc. (executive recruitment); former
                           Senior Vice President, Boyden International Inc.
                           (executive recruitment); and Director, Commerce and Industry Association of New Jersey, 411
                           International, Inc., and J&M Cumming Paper Co.

RUSSELL A. SALTON, III MD: Trustee of the Fund; Trustee or Director of all other funds in the Keystone Investments Families of Funds; Trustee of the Evergreen funds; Medical Director, U.S. Health Care/Aetna Health Services; and former Managed Health Care Consultant; former President, Primary Physician Care.

MICHAEL S. SCOFIELD:       Trustee of the Fund; Trustee or Director of all other
                           funds in the Keystone Investments Families of Funds;
                           Trustee of the Evergreen funds; and Attorney, Law
                           Offices of Michael S. Scofield.

RICHARD J. SHIMA:          Trustee of the Fund; Trustee or Director of all other
                           funds in the Keystone Investments Families of Funds;
                           Chairman, Environmental Warranty, Inc. (Insurance agency); Executive Consultant, Drake Beam Morin, Inc.
                           (executive outplacement); Director of Connecticut
                           Natural Gas Corporation, Hartford Hospital, Old State
                           House Association, Middlesex Mutual Assurance
                           Company, and Enhance Financial Services, Inc.;
                           Chairman, Board of Trustees, Hartford Graduate
                           Center; Trustee, Greater Hartford YMCA; former
                           Director, Vice Chairman and Chief Investment Officer,
                           The Travelers Corporation; former Trustee,
                           Kingswood-Oxford School; and former Managing Director and Consultant, Russell Miller, Inc.

*ANDREW J. SIMONS:         Trustee of the Fund; Trustee or Director of all other
                           funds in the Keystone Investments Families of Funds;
                           Partner, Farrell, Fritz, Caemmerer, Cleary, Barnosky
                           & Armentano, P.C.; Adjunct Professor of Law and former Associate Dean, St. John's University School of Law; Adjunct Professor of Law, Touro College
                           School of Law; and former President, Nassau County
                           Bar Association.

JOHN J. PILEGGI:           President and Treasurer of the Fund; President and
                           Treasurer of all other funds in the Keystone
                           Investments Families of Funds; President and
                           Treasurer of the Evergreen funds; Senior Managing
                           Director, Furman Selz LLC since 1992; Managing
                           Director from 1984 to 1992; 230 Park Avenue, Suite
                           910, New York, NY.

GEORGE O. MARTINEZ:        Secretary of the Fund; Secretary of all other funds
                           in the Keystone Investments Families of Funds; Senior
                           Vice President and Director of Administration and
                           Regulatory Services, BISYS Fund Services; 3435
                           Stelzer Road, Columbus, Ohio.

* This Trustee may be considered an "interested person" of the Fund within the meaning of the 1940 Act.

         Mr. Bissell is deemed an "interested person" of the Fund by virtue of his ownership of stock of First Union Corporation ("First Union"), of which Keystone is an indirect wholly-owned subsidiary. See "Investment Adviser." Mr. Pettit and Mr. Simons may each be deemed an "interested person" as a result of certain legal services rendered to a subsidiary of First Union by their respective law firms, Holcomb and Pettit, P.A. and Farrell, Fritz, Caemmerer, Cleary, Barnosky & Armentano, P.C. As of the date hereof, Mr. Pettit and Mr. Simons are each applying for an exemption from the SEC which would allow them to retain their status as an Independent Trustee.

         After the transfer of EKD and its related mutual fund distribution and administration business to BISYS, it is expected that all of the officers of the Fund will be officers and/or employees of BISYS. See "Sub-administrator."

         During the fiscal year ended July 31, 1996, no Trustee or officer received any direct remuneration from the Fund. Annual retainers and meeting fees paid by all funds in the Keystone Investments Families of Funds (which includes more than thirty mutual funds) for the calendar year ended December 31, 1995 totaled approximately $450,716. As of October 31, 1996, the Trustees and officers beneficially owned less than 1% of the Fund's then outstanding Class A, Class B and Class C shares, respectively.

         Except as set forth above, the address of all of the Fund's Trustees and officers and the address of the Fund is 200 Berkeley Street, Boston, Massachusetts 02116-5034.


--------------------------------------------------------------------------------
                               INVESTMENT ADVISER
--------------------------------------------------------------------------------

         Subject to the general supervision of the Fund's Board of Trustees, Keystone, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, provides investment advice, management and administrative services to the Fund. Keystone, organized in 1932, is a wholly-owned subsidiary of Keystone Investments, 200 Berkeley Street, Boston, Massachusetts 02116-5034.

         On December 11, 1996, the predecessor corporation to Keystone Investments and indirectly each subsidiary of Keystone Investments, including Keystone, were acquired (the "Acquisition") by FUNB, a wholly-owned subsidiary of First Union Corporation ("First Union"). The predecessor corporation to Keystone Investments was acquired by FUNB by merger into a wholly-owned subsidiary of FUNB, which entity then succeeded to the business of the predecessor corporation. Contemporaneously with the Acquisition, the Fund entered into a new investment advisory agreement with Keystone and into a principal underwriting agreement with EKD, a wholly-owned subsidiary of Furman Selz LLC ("Furman Selz"). The new investment advisory agreement (the "Advisory Agreement") was approved by the shareholders of the Fund on December 9, 1996, and became effective on December 11, 1996. As a result of the above transactions, Keystone Management, Inc. ("Keystone Management"), which prior to the Acquisition acted as investment manager to the Fund, no longer acts as such to the Fund. Keystone currently provides the Fund with all the services that may previously have been provided by Keystone Management. The fee rate paid by the Fund for the services provided by Keystone and its affiliates has not changed as a result of the Acquisition.

         Keystone Investments and each of its subsidiaries, including Keystone, are now indirectly owned by First Union. First Union is headquartered in Charlotte, North Carolina, and had $133.9 billion in consolidated assets as of September 30, 1996. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the United States. The Capital Management Group of FUNB, together with Lieber & Company and Evergreen Asset Management Corp., wholly-owned subsidiaries of FUNB, manage or otherwise oversee the investment of over $50 billion in assets belonging to a wide range of clients, including the Evergreen Family of Funds.

         Pursuant to the Advisory Agreement and subject to the supervision of the Fund's Board of Trustees, Keystone furnishes to the Fund investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. Keystone pays for all of the expenses incurred in connection with the provision of its services.

         The Fund pays for all charges and expenses, other than those specifically referred to as being borne by Keystone, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) costs and expenses under the Distribution Plan; (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws;
(11) expenses of preparing, printing and mailing prospectuses, statements of additional information, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees of the Fund on matters relating to the Fund; (14) charges and expenses of filing annual and other reports with the SEC and other authorities; and all extraordinary charges and expenses of the Fund.

         The Fund pays Keystone a fee for its services at the annual rate of:

                                                               Net Asset Value
Management                                                       of the Shares
Fee                                  Income                        of the Fund
------------------------------------------------------------------------------
                             2.0% of Gross Dividend
                              and Interest Income,
                                      plus
0.50%  of the first                                        $ 100,000,000, plus
0.45%  of the next                                         $ 100,000,000, plus
0.40%  of the next                                         $ 100,000,000, plus
0.35%  of the next                                         $ 100,000,000, plus
0.30%  of the next                                         $ 100,000,000, plus
0.25%  of amounts over                                     $ 500,000,000

         Keystone's fee is computed as of the close of business each business day and payable daily.

         Under the Advisory Agreement, any liability of Keystone in connection with rendering services thereunder is limited to situations involving its willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

         The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Fund or by a vote of a majority of the Fund's outstanding shares (as defined in the 1940 Act). In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Fund's Board of Trustees or by a vote of a majority of outstanding shares. The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

         During the fiscal year ended July 31, 1996, the Fund paid or accrued to Keystone Management, the Fund's former investment manager, investment management and administrative services fees of $365,012 (0.65% of the Fund's average daily net asset value). Of such amount, $310,260 was paid to Keystone for its investment advisory services to the Fund.

         During the fiscal year ended July 31, 1995, the Fund paid or accrued to Keystone Management, the Fund's former investment manager, investment management and administrative services fees of $404,773 (0.66% of the Fund's average daily net asset value). Of such amount, $344,057 was paid to Keystone for its investment advisory services to the Fund.

         During the fiscal year ended July 31, 1994, the Fund paid or accrued to Keystone Management, the Fund's former investment manager, investment management and administrative services fees of $498,981 (0.64% of the Fund's average daily net asset value). Of such amount, $424,134 was paid to Keystone for its investment advisory services to the Fund.

         Keystone voluntarily limits expenses of Class A shares to 1.15% of average net assets annually and has limited expenses of each of Class B and Class C shares to 1.90% of average net assets annually. Keystone currently intends to continue these expense limitations on a calendar month-by-month basis. Keystone will periodically evaluate these expense limits and may modify or terminate them in the future. In accordance with expense limitations in effect for the fiscal year ended July 31, 1996, Keystone reimbursed the Fund $74,053, $54,565 and $24,301 for Class A, Class B and Class C shares, respectively. In any event, Keystone would not be required to make such reimbursement to the extent that it would result in the Fund's inability to qualify as a regulated investment company under the Code.


--------------------------------------------------------------------------------
                              PRINCIPAL UNDERWRITER
--------------------------------------------------------------------------------

         The Fund has entered into Principal Underwriting Agreements (each an "Underwriting Agreement") with EKD with respect to each class. EKD, which is not affiliated with First Union, replaces EKIS as the Fund's principal underwriter. EKIS may no longer act as principal underwriter of the Fund due to regulatory restrictions imposed by the Glass-Steagall Act upon national banks such as FUNB and their affiliates, that prohibit such entities from acting as the underwriters of mutual fund shares. While EKIS may no longer act as principal underwriter of the Fund as discussed above, EKIS may continue to receive compensation from the Fund or the Principal Underwriter in respect of underwriting and distribution services performed prior to the termination of EKIS as principal underwriter. In addition, EKIS may also be compensated by the Principal Underwriter for the provision of certain marketing support services to the Principal Underwriter at an annual rate of up to .75% of the average daily net assets of the Fund, subject to certain restrictions.

         The Principal Underwriter, as agent, has agreed to use its best efforts to find purchasers for the shares. The Principal Underwriter may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Underwriting Agreements provide that the Principal Underwriter will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it. The Principal Underwriter or EKIS, its predecessor, may receive payments from the Fund pursuant to the Fund's Distribution Plans.

         All subscriptions and sales of shares by the Principal Underwriter are at the public offering price of the shares, which is determined in accordance with the provisions of the Fund's Declaration of Trust, By-Laws, current prospectuses and statement of additional information. All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received. Under the Underwriting Agreements, the Fund is not liable to anyone for failure to accept any order.

         The Fund has agreed under the Underwriting Agreements to pay all expenses in connection with the registration of its shares with the SEC and auditing and filing fees in connection with the registration of its shares under the various state "blue-sky" laws.

         The Principal Underwriter has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares. The Principal Underwriter has also agreed that it will indemnify and hold harmless the Fund and each person who has been, is, or may be a Trustee or officer of the Fund against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of the Principal Underwriter or any other person for whose acts the Principal Underwriter is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Fund.

         Each Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Fund's Independent Trustees, and (ii) by vote of a majority of the Fund's Trustees, in each case, cast in person at a meeting called for that purpose.

         Each Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement. Each Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.
         From time to time, if, in the Principal Underwriter's judgment, it could benefit the sales of Fund shares, the Principal Underwriter may provide to selected broker-dealers promotional materials and selling aids, including, but not limited to, personal computers, related software, and Fund data files.


--------------------------------------------------------------------------------
                                SUB-ADMINISTRATOR
--------------------------------------------------------------------------------

         Furman Selz provides officers and certain administrative services to the Fund pursuant to a sub-administration agreement. For its services under that agreement Furman Selz will receive from Keystone an annual fee at the maximum annual rate of .01% of the average daily net assets of the Fund. Furman Selz is located at 230 Park Avenue, New York, New York 10169.

         It is expected that on or about January 2, 1997, Furman Selz will transfer EKD, and its related mutual fund distribution and administration business, to BISYS Group, Inc. ("BISYS"). At that time, BISYS will succeed as sub-administrator for the Fund. It is not expected that the acquisition of the mutual fund distribution and administration business by BISYS will affect the services currently provided by EKD or Furman Selz.


--------------------------------------------------------------------------------
                              DECLARATION OF TRUST
--------------------------------------------------------------------------------

MASSACHUSETTS BUSINESS TRUST

         The Fund is a Massachusetts business trust established under a Declaration of Trust dated October 24, 1986 (the "Declaration of Trust"). The Fund is similar in most respects to a business corporation. The principal distinction between the Fund and a corporation relates to the shareholder liability described below. A copy of the Declaration of Trust is on file as an exhibit to the Registration Statement of which this statement of additional information is a part. This summary is qualified in its entirety by reference to the Declaration of Trust.

DESCRIPTION OF SHARES

         The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of classes of shares. Each share of the Fund represents an equal proportionate interest with each other share of that class. Upon liquidation, shares are entitled to a pro rata share of the Fund based on the relative net assets of each class. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable. The Fund is authorized to issue additional classes or series of shares. The Fund currently issues Class A, B, and C shares, but may issue additional classes or series of shares.

SHAREHOLDER LIABILITY

         Pursuant to certain decisions of the Supreme Judicial Court of Massachusetts, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. If the Fund were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Fund's Declaration of Trust (1) contains an express disclaimer of shareholder liability for obligations of the Fund; (2) requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees; and (3) provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund.

VOTING RIGHTS

         Under the terms of the Declaration of Trust, the Fund does not hold annual meetings. At meetings called for the initial election of Trustees or to consider other matters, shares are entitled to one vote per share. Shares generally vote together as one class on all matters. Classes of shares of the Fund have equal voting rights except that each class of shares has exclusive voting rights with respect to its respective Distribution Plan. No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the shares of that class. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining 50% or less of the shares voting will not be able to elect any Trustees.

         After an initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law or until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for election of Trustees.

         Except as set forth above, the Trustees shall continue to hold office indefinitely, unless otherwise required by law, and may appoint successor Trustees. A Trustee may be removed from or cease to hold office (as the case may be) (1) at any time by two-thirds vote of the remaining Trustees; (2) when such Trustee becomes mentally or physically incapacitated; or (3) at a special meeting of shareholders by a two-thirds vote of the Fund's outstanding shares. Any Trustee may voluntarily resign from office.

LIMITATION OF TRUSTEES' LIABILITY

         The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

         The Trustees have absolute and exclusive control over the management and disposition of assets of the Fund and may perform such acts as in their sole judgment and discretion are necessary and proper for conducting the business and affairs of the Fund or promoting the interests of the Fund and the shareholders.


--------------------------------------------------------------------------------
                 STANDARDIZED TOTAL RETURN AND YIELD QUOTATIONS
--------------------------------------------------------------------------------

         Total return quotations for a class of shares of the Fund as they may appear from time to time in advertisements are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment, all dividends and distributions are added and the maximum sales charge deducted and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods.

         The compounded average annual rate of return for Class A for the period April 14, 1987 through July 31, 1996 was 7.10%. The compounded average annual rate of return for Class A for the five year and one year periods ended July 31, 1996 was 6.12% and (0.45%), respectively. The compounded average annual rate of return for the Fund's Class B and Class C for the period from February 1, 1993 (commencement of operations) through July 31, 1996 was 3.43% and 4.17%, respectively. The compounded average annual rate of return for the Fund's Class B and Class C for the one year period ended July 31, 1996 was (0.29%) and 3.62%, respectively.

         Current yield quotations as they may appear from time to time in advertisements will consist of a quotation based on a 30-day period ended on the date of the most recent balance sheet of the Fund computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the base period. The Fund's current yield for Class A, Class B and Class C for the 30-day period ended July 31, 1996 was 6.01%, 5.55% and 5.55%, respectively.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

REDEMPTIONS IN KIND

         If conditions arise that would make it undesirable for the Fund to pay for all redemptions in cash, the Fund may authorized payment to be made in portfolio securities or other property. The Fund has obligated itself, however, under the 1940 Act, to redeem for cash all shares presented for redemption by any one shareholder up to the lesser of $250,000 or 1% of the Fund's net assets in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share and would, to the extent permitted by law, be readily marketable. Shareholders receiving such securities would incur brokerage costs upon

GENERAL

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the custodian of all securities and cash of the Fund (the "Custodian"). The Custodian performs no investment management functions for the Fund, but, in addition to its custodial services, is responsible for accounting and related record keeping on behalf of the Fund.

         EKSC, located at 200 Berkeley Street, Boston, MA 02116-5034, is a wholly-owned subsidiary of Keystone, and serves as transfer agent and dividend disbursing agent for the Fund.

         KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts 02110, Certified Public Accountants, are the Fund's independent auditors.

         Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

         As of October 31, 1996, Merrill, Lynch, Pierce, Fenner & Smith, 4800 Dear Lake Drive, E., Jacksonville, FL 32245-6484, owned 17.968% of the Fund's outstanding Class A shares, 18.110% of the Fund's outstanding Class B shares, and 17.015% of the Fund's outstanding Class C shares. Additional persons owning more than 5.00% of the Fund's outstanding Class C shares and the percentage owned by each are as follows: Dale R. Kremer, John H. Bausch, Jr. Execs U/W Eleanor L. Deutsch, P.O.Box 372, Danville, PA 17821-0372, 12.389%; First Federal Savings and Loan Association, ATTN: Robert Schneidler, 212 N. Franklin Street, Greensburg, IN 47240-1735, 12.086%; and Donaldson Lufkin & Jenrette Securities Corp., Mutual Funds Dept-5th Floor, P.O. Box 2052, Jersey City, NJ 07303-2052, 6.060%.

         The Fund's prospectus and statement of additional information omit certain information contained in the registration statement filed with the Commission, which may be obtained from the Commission's principal office in Washington, D.C. upon payment of the fee prescribed by the rules and regulations promulgated by the Commission.

         The Fund is one of 16 different investment companies in the Keystone America Fund Family, which offers a range of choices to serve shareholder needs. In addition to the Fund, the Keystone America Funds consist of the following funds having the various investment objectives described below:

KEYSTONE BALANCED FUND II - Seeks current income and capital appreciation consistent with the preservation of capital.

KEYSTONE CAPITAL PRESERVATION AND INCOME FUND - Seeks high current income, consistent with low volatility of principal, by investing in adjustable rate securities issued by the U.S. government, its agencies or instrumentalities.

KEYSTONE FUND FOR TOTAL RETURN - Seeks total return from a combination of capital growth and income from dividend paying common stocks, preferred stocks, convertible bonds, other fixed-income securities and foreign securities (up to 50%).

KEYSTONE FUND OF THE AMERICAS - Seeks long-term growth of capital through investments in equity and debt securities in North America (the United States and Canada) and Latin America (Mexico and countries in South and Central America).

KEYSTONE GLOBAL OPPORTUNITIES FUND - Seeks long-term capital growth from foreign and domestic securities.

KEYSTONE GLOBAL RESOURCES AND DEVELOPMENT FUND (formerly Keystone Strategic Development Fund) - Seeks long-term capital growth by investing primarily in equity securities.

KEYSTONE AMERICA HARTWELL EMERGING GROWTH FUND, INC. - Seeks capital appreciation by investment primarily in small and medium-sized companies in a relatively early stage of development that are principally traded in the over-the-counter market.

KEYSTONE INTERMEDIATE TERM BOND FUND - Seeks income, capital preservation and price appreciation potential from investment grade corporate bonds.

KEYSTONE OMEGA FUND - Seeks maximum capital growth from common stocks and securities convertible into common stocks.

KEYSTONE SMALL COMPANY GROWTH FUND II - Seeks long-term capital growth by investing primarily in equity securities with small market capitalizations.

KEYSTONE STATE TAX FREE FUND - A mutual fund consisting of five separate series of shares investing in different portfolio securities which seeks the highest possible current income, exempt from federal income taxes and applicable state taxes.

KEYSTONE STATE TAX FREE FUND - SERIES II - A mutual fund consisting of two separate series of shares investing in different portfolio securities which seeks the highest possible current income, exempt from federal income taxes and applicable state taxes.

KEYSTONE STRATEGIC INCOME FUND - Seeks high yield and capital appreciation potential from corporate bonds, discount bonds, convertible bonds, preferred stock and foreign bonds.

KEYSTONE TAX FREE INCOME FUND - Seeks income exempt from federal income taxes and capital preservation from the four highest grades of municipal bonds.

KEYSTONE WORLD BOND FUND - Seeks total return from interest income, capital gains and losses and currency exchange gains and losses from investment in debt securities denominated in U.S. and foreign currencies.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

          The following financial statements of the Fund are incorporated by reference herein to the Fund's Annual Report, as filed with the
Commission:

          Schedule of Investments and Statement of Assets and Liabilities as of July 31, 1996;

          Statement of Operations for the year ended July 31, 1996;

          Statements of Changes in Net Assets for each of the years in the two-year period ended July 31, 1996;

          Financial Highlights for each of the years in the nine-year period ended July 31, 1996 and the period from February 13, 1987 (commencement of operations) to July 31, 1987 for Class A shares;

          Financial Highlights for each of the years in the three-year period ended July 31, 1996, and for the period from February 1, 1993 (date of initial public offering) to July 31, 1993 for Class B and for Class C shares;

          Notes to Financial Statements; and

          Independent Auditors' Report dated September 6, 1996.

          A copy of the Fund's Annual Report will be furnished upon request and without charge. Requests may be made in writing to EKSC, P.O. Box 2121, Boston, Massachusetts 02106-2121 or by calling EKSC toll free at 1-800-343-2898.

--------------------------------------------------------------------------------
                                    APPENDIX
--------------------------------------------------------------------------------

                            MONEY MARKET INSTRUMENTS

         Money market securities are instruments with remaining maturities of one year or less such as bank certificates of deposit, bankers' acceptances, commercial paper (including variable rate master demand notes) and obligations issued or guaranteed by the United States ("U.S.") government, its agencies or instrumentalities, some of which may be subject to repurchase agreements.

COMMERCIAL PAPER

         Commercial paper will consist of issues rated at the time of purchase A-1 by Standard & Poor's Corporation ("S&P") or PRIME-1 by Moody's Investors Service, Inc. ("Moody's") or F-1 by Fitch Investors Services, Inc. ("Fitch's"); or, if not rated, will be issued by companies which have an outstanding debt issue rated at the time of purchase Aaa, Aa or A by Moody's, or AAA, AA or A by S&P, or will be determined by Keystone to be of COMPARABLE QUALITY.

A.  S&P RATINGS

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The top category is as follows:

         1. A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

         2. A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

B.       MOODY'S RATINGS

         The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designation, judged to be investment grade, to indicate the relative repayment capacity of rated issuers.

         1. The rating PRIME-1 is the highest commercial paper rating assigned by Moody's. Issuers rated PRIME-1 (or related supporting institutions) are deemed to have a superior capacity for repayment of short term promissory obligations. Repayment capacity of Prime-1 issuers is normally evidenced by the following characteristics:

          1)   leading market positions in well-established industries;

          2)   high rates of return on funds employed;

          3) conservative capitalization structures with moderate reliance on debt and ample asset protection;

          4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and

          5) well established access to a range of financial markets and assured sources of alternate liquidity.

         In assigning ratings to issuers whose commercial paper obligations are supported by the credit of another entity or entities, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

CERTIFICATES OF DEPOSIT

         Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

         Certificates of deposit will be limited to U.S. dollar-denominated certificates of United States banks, including their branches abroad, and of United States branches of foreign banks, which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation, and have at least $1 billion in assets as of the date of their most recently published financial statements.

         The Fund will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank. Additionally, the Fund does not currently intend to purchase such foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers' acceptances or other similar obligations issued by foreign banks.

BANKERS' ACCEPTANCES

         Bankers' acceptances typically arise from short term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by the bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers' acceptances acquired by the Fund must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total assets at the time of purchase in excess of $1 billion and must be payable in U.S.
dollars.

U.S. GOVERNMENT SECURITIES

         Securities issued or guaranteed by the U.S. government include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance and securities issued by the GNMA. Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of greater than ten years at the date of issuance. GNMA securities include GNMA mortgage pass-through certificates. Such securities are supported by the full faith and credit of the U.S.

         Securities issued or guaranteed by U.S. government agencies or instrumentalities include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, The Tennessee Valley Authority, District of Columbia Armory Board and Federal National Mortgage Association.

         Some obligations of U.S. government agencies and instrumentalities, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in the securities issued by such an instrumentality only when Keystone determines under standards established by the Board of Trustees that the credit risk with respect to the instrumentality does not make its securities unsuitable investments. U.S. government securities do not include international agencies or instrumentalities in which the U.S. government, its agencies or instrumentalities participate, such as the World Bank, Asian Development Bank or the Interamerican Development Bank, or issues insured by Federal Deposit Insurance Corporation.

                             CORPORATE BOND RATINGS

S&P CORPORATE BOND RATINGS

         An S&P corporate bond rating is a current assessment of the creditworthiness of an obligor, including obligors outside the U.S., with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. Ratings of foreign obligors do not take into account currency exchange and related uncertainties. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable.

         The ratings are based, in varying degrees, on the following considerations:

          a. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

          b.   Nature of and provisions of the obligation; and

          c. Protection afforded by and relative position of the obligation in the event of bankruptcy reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         PLUS (+) OR MINUS (-): To provide more detailed indications of credit quality, ratings "AA and "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Bond ratings are as follows:

         1. AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         2. AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         3. A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         4. BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         5. BB, B, CCC, CC AND C - Debt rated BB, B, CCC, CC AND C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         6. CI - The rating CI is reserved for income bonds on which no interest is being paid.

         7. D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

MOODY'S CORPORATE BOND RATINGS

         Moody's ratings are as follows:

         1. Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         2. Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

         3. A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         4. Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         5. Ba - Bonds which are rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         6. B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         7. Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         8. Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

         9. C - Bonds which are rated as C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers, 1, 2 AND 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                              OPTIONS TRANSACTIONS

         WRITING COVERED OPTIONS. The Fund writes only covered options. Options written by the Fund will normally have expiration dates of not more than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the times the options are written.

         Unless the option has been exercised, the Fund may close out an option it has written by effecting a closing purchase transaction, whereby it purchases an option covering the same underlying security and having the same exercise price and expiration date ("of the same series") as the one it has written. If the Fund desires to sell a particular security on which it has written a call option, it will effect a closing purchase transaction prior to or concurrently with the sale of the security. If the Fund is able to enter into a closing purchase transaction, the Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option.

         An option position may be closed out only in a secondary market for an option of the same series. Although the Fund will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time, and for some options no secondary market may exist. In such event it might not be possible to effect a closing transaction in a particular option. If the Fund as a covered call option writer is unable to effect a closing purchase transaction, it will not be able to sell the underlying securities until the option expires or it delivers the underlying securities upon exercise.

         Because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code, the extent to which the Fund may write covered call options and enter into so-called "straddle" transactions involving put and call options may be limited.

         Many options are traded on registered securities exchanges. Options traded on such exchanges are issued by the Options Clearing Corporation ("OCC"), a clearing corporation which assumes responsibility for the completion of options transactions.

         PURCHASING PUT AND CALL OPTIONS. The Fund can close out a put option it has purchased by effecting a closing sale transaction; for example, the Fund may close out a put option it has purchased by selling a put option. If, however, a secondary market does not exist at a time the Fund wishes to effect a closing sale transaction, the Fund will have to exercise the option to realize any profit. In addition, in a transaction in which the Fund does not own the security underlying a put option it has purchased, the Fund would be required, in the absence of a secondary market, to purchase the underlying security before it could exercise the option. In each such instance, the Fund would incur additional transaction costs.

         The Fund may also purchase call options for the purpose of offsetting previously written call options of the same series.

         The Fund will not purchase a put option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options. The Fund's ability to purchase put and call options may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company.

OPTION WRITING AND RELATED RISKS

         The Fund may write covered call and put options. A call option gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during the option period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during the option period.

         So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time as the writer effects a closing purchase transaction by purchasing an option of the same series as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. For options traded on national securities exchanges ("Exchanges"), to secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the OCC, an institution created to interpose itself between buyers and sellers of options. Technically, the OCC assumes the order side of every purchase and sale transaction on an Exchange and by doing so, gives its guarantee to the transaction.

         The principal reason for writing options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. In return for the premium, the covered call option writer has given up the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. Conversely, the put option writer gains a profit, in the form of a premium, so long as the price of the underlying security remains above the exercise price, but assumes an obligation to purchase the underlying security from the buyer of the put option at the exercise price, even though the price of the security may fall below the exercise price, at any time during the option period. If an option expires, the writer realizes again in the amount of the premium. Such a gain may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill his obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security. In addition, the premium paid for the put effectively increases the cost of the underlying security, thus reducing the yield otherwise available from such securities.

         Because the Fund can write only covered options, it may at times be unable to write additional options unless it sells a portion of its portfolio holdings to obtain new debt securities against which it can write options. This may result in higher portfolio turnover and correspondingly greater brokerage commissions and other transaction costs.

         To the extent that a secondary market is available the covered option writer may close out options it has written prior to the assignment of an exercise notice by purchasing, in a closing purchase transaction, an option of the same series as the option previously written. If the cost of such a closing purchase, plus transaction costs, is greater than the premium received upon writing the original option, the writer will incur a loss in the transaction.

OPTIONS TRADING MARKETS

         Options which the Fund will trade are generally listed on Exchanges. Exchanges on which such options currently are traded are the Chicago Board Options Exchange and the American, New York, Pacific, and Philadelphia Stock Exchanges. Options on some securities may not be listed on any Exchange but traded in the over-the-counter market. Options traded in the over-the-counter market involve the additional risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund. The use of options traded in the over-the-counter market may be subject to limitations imposed by certain state securities authorities. In addition to the limits on its use of options discussed herein, the Fund is subject to the investment restrictions described in the prospectus and the statement of additional information.

         The staff of the Commission currently is of the view that the premiums which the Fund pays for the purchase of unlisted options and the value of securities used to cover unlisted options written by the Fund are considered to be invested in illiquid securities or assets for the purpose of calculating whether the Fund is in compliance with its fundamental investment restriction prohibiting it from investing more than 10% of its total assets (taken at current value) in any combination of illiquid assets and securities. The Fund intends to request that the Commission staff reconsider its current view. It is the intention of the Fund to comply with the staff's current position and the outcome of such reconsideration.

SPECIAL CONSIDERATIONS APPLICABLE TO OPTIONS

         ON TREASURY BONDS AND NOTES. Because trading interest in U.S. Treasury bonds and notes tends to center on the most recently auctioned issues, new series of options with expirations to replace expiring options on particular issues will not be introduced indefinitely. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each series of bonds or notes will thus be phased out as new options are listed on the more recent issues, and a full range of expiration dates will not ordinarily be available for every series on which options are traded.

         ON TREASURY BILLS. Because the deliverable U.S. Treasury bill changes from week to week, writers of U.S. Treasury bill call options cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in U.S. Treasury bills with a principal amount corresponding to the option contract size, the Fund may be hedged from a risk standpoint. In addition, the Fund will maintain in a segregated account with its Custodian liquid assets maturing no later than those which would be deliverable in the event of an assignment of an exercise notice to ensure that it can meet its open option obligations.

         ON GNMA CERTIFICATES. Options on GNMA certificates are not currently traded on any Exchange. However, the Fund may purchase and write such options in the over-the-counter market or, should they commence trading, on any Exchange.

         Since the remaining principal balance of GNMA certificates declines each month as a result of mortgage payments, the Fund, as a writer of a covered GNMA call holding GNMA certificates as "cover" to satisfy its delivery obligation in the event of assignment of an exercise notice, may find that its GNMA certificates no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Fund will enter into a closing purchase transaction or will purchase additional GNMA certificates from the same pool (if obtainable) or replacement GNMA certificates in the cash market in order to remain covered.

         A GNMA certificate held by the Fund to cover an option position in any but the nearest expiration month may cease to present cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. Should this occur, the Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace the GNMA certificate with a certificate which represents cover. When the Fund closes its position or replaces the GNMA certificate, it may realize an unanticipated loss and incur transaction costs.

         RISKS PERTAINING TO THE SECONDARY MARKET. An option position may be closed out only in a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time, and for some options no secondary market may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and might incur transaction costs in connection therewith. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

         Reasons for the absence of a liquid secondary market include the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed on transactions (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an Exchange or by a broker; (v) inadequacy of the facilities of an Exchange, the OCC or a broker to handle current trading volume; or (vi) a decision by one or more Exchanges or a broker to discontinue the trading of options (or a particular class or series of options), in which event the secondary market in that class or series of options would cease to exist, although outstanding options that had been issued as a result of trades would generally continue to be exercisable in accordance with their terms.

         The hours of trading for options on U.S. government securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

               FUTURES CONTRACTS AND RELATED OPTIONS TRANSACTIONS

         The Fund intends to engage in currency and other financial futures contracts as a hedge against changes in prevailing levels of interest or currency exchange rates to seek relative stability of principal and to establish more definitely the effective return on securities held or intended to be acquired by the Fund or as a hedge against changes in the prices of securities or currencies held by the Fund or to be acquired by the Fund. The Fund's hedging may include sales of futures as an offset against the effect of expected increases in interest or currency exchange rates or securities prices and purchases of futures as an offset against the effect of expected declines in interest or currency exchange rates.

         For example, when the Fund anticipates a significant market or market sector advance, it will purchase a stock index futures contract as a hedge against not participating in such advance at a time when the Fund is not fully invested. The purchase of a futures contract serves as a temporary substitute for the purchase of individual securities which may then be purchased in an orderly fashion. As such purchases are made, an equivalent amount of index based futures contracts would be terminated by offsetting sales. In contrast, the Fund would sell stock index futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's portfolio. To the extent that the Fund's portfolio changes in value in correlation with a given index, the sale of futures contracts on that index would substantially reduce the risk to the portfolio of a market decline or change in interest rates, and, by doing so, provide an alternative to the liquidation of the Fund's securities positions and the resulting transaction costs.

         The Fund intends to engage in options transactions which are related to currency and other financial futures contracts for hedging purposes and in connection with the hedging strategies described above.

         Although techniques other than sales and purchases of futures contracts and related options transactions could be used to reduce the Fund's exposure to interest rate and/or market fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts and related options transactions. While the Fund does not intend to take delivery of the instruments underlying futures contracts it holds, the Fund does not intend to engage in such futures contracts for speculation.

FUTURES CONTRACTS

         Futures contracts are transactions in the commodities markets rather than in the securities markets. A futures contract creates an obligation by the seller to deliver to the buyer the commodity specified in the contract at a specified future time for a specified price. The futures contract creates an obligation by the buyer to accept delivery from the seller of the commodity specified at the specified future time for the specified price. In contrast, a spot transaction creates an immediate obligation for the seller to deliver and the buyer to accept delivery of and pay for an identified commodity. In general, futures contracts involve transactions in fungible goods such as wheat, coffee and soybeans. However, in the last decade an increasing number of futures contracts have been developed which specify currencies, financial instruments or financially based indexes as the underlying commodity.

          U.S. futures contracts are traded only on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the United States are The Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the International Monetary Market (a division of the Chicago Mercantile Exchange), the New York Futures Exchange and the Kansas City Board of Trade. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership, which is also responsible for handling daily accounting of deposits or withdrawals of margin. A futures commission merchant ("Broker") effects each transaction in connection with futures contracts for a commission. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC") and National Futures Association ("NFA").

INTEREST RATE FUTURES CONTRACTS

         The sale of an interest rate futures contract creates an obligation by the Fund, as seller, to deliver the type of financial instrument specified in the contract at a specified future time for a specified price. The purchase of an interest rate futures contract creates an obligation by the Fund, as purchaser, to accept delivery of the type of financial instrument specified at a specified future time for a specified price. The specific securities delivered or accepted, respectively, at settlement date, are not determined until at or near that date. The determination is in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

         Currently interest rate futures contracts can be purchased or sold on 90-day U.S. Treasury bills, U.S. Treasury bonds, U.S. Treasury notes with maturities between 6 1/2 and 10 years, GNMA certificates, 90-day domestic bank certificates of deposit, 90-day commercial paper, and 90-day Eurodollar certificates of deposit. It is expected that futures contracts trading in additional financial instruments will be authorized. The standard contract size is $100,000 for futures contracts in U.S. Treasury bonds, U.S. Treasury notes and GNMA certificates, and $1,000,000 for the other designated contracts. While U.S. Treasury bonds, U.S. Treasury bills and U.S. Treasury notes are backed by the full faith and credit of the U.S. government and GNMA certificates are guaranteed by a U.S. government agency, the futures contracts on U.S. government securities are not obligations of the U.S. Treasury.

INDEX BASED FUTURES CONTRACTS

         STOCK INDEX FUTURES CONTRACTS

         A stock index assigns relative values to the common stocks included in the index. The index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is a bilateral agreement by which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the closing value of the stock index on the expiration date of the contract and the price at which the futures contract is originally made. No physical delivery of the underlying stocks in the index is made.

         Currently stock index futures contracts can be purchased or sold on the S&P Index of 500 Stocks, the S&P Index of 100 Stocks, the New York Stock Exchange Composite Index, the Value Line Index and the Major Market Index. It is expected that futures contracts trading in additional stock indices will be authorized. The standard contract size is $500 times the value of the index.

         The Fund does not believe that differences between existing stock indices will create any differences in the price movements of the stock index futures contracts in relation to the movements in such indices. However, such differences in the indices may result in differences in correlation of the futures with movements in the value of the securities being hedged.

OTHER INDEX BASED FUTURES CONTRACTS

         It is expected that bond index and other financially based index futures contracts will be developed in the future. It is anticipated that such index based futures contracts will be structured in the same way as stock index futures contracts but will be measured by changes in interest rates, related indexes or other measures, such as the consumer price index. In the event that such futures contracts are developed the Fund will sell interest rate index and other index based futures contracts to hedge against changes which are expected to affect the Fund's portfolio.

         The purchase or sale of a futures contract differs from the purchase or sale of a security, in that no price or premium is paid or received. Instead, to initiate trading, an amount of cash, cash equivalents, money market instruments, or U.S. Treasury bills equal to approximately 1 1/2% (up to 5%) of the contract amount must be deposited by the Fund with the Broker. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions. Futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.

         Subsequent payments, called variation margin, to the Broker and from the Broker, are made on a daily basis as the value of the underlying instrument or index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as mark-to-market. For example, when the Fund has purchased a futures contract and the price of the underlying financial instrument or index has risen, that position will have increased in value, and the Fund will receive from the Broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the underlying financial instrument or index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the Broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position. A final determination of variation margin is then made, additional cash is required to be paid to or released by the Broker, and the Fund realizes a loss or gain.

         The Fund intends to enter into arrangements with its custodian and with Brokers to enable its initial margin and any variation margin to be held in a segregated account by its custodian on behalf of the Broker.

         Although interest rate futures contracts by their terms call for actual delivery or acceptance of financial instruments, and index based futures contracts call for the delivery of cash equal to the difference between the closing value of the index on the expiration date of the contract and the price at which the futures contract is originally made, in most cases such futures contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by an offsetting transaction in which the Fund enters into a futures contract purchase for the same aggregate amount of the specific type of financial instrument or index and same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by an offsetting transaction in which the Fund enters into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain. If the purchase price exceeds the offsetting sale price the Fund realizes a loss. The amount of the Fund's gain or loss on any transaction is reduced or increased, respectively, by the amount of any transaction costs incurred by the Fund.

         As an example of an offsetting transaction, the contractual obligations arising from the sale of one contract of September U.S. Treasury bills on an exchange may be fulfilled at any time before delivery of the contract is required (i.e. on a specified date in September, the "delivery month") by the purchase of one contract of September U.S. Treasury bills on the same exchange. In such instance the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase after allowance for transaction costs represents the profit or loss to the Fund.

         There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms.

OPTIONS ON CURRENCY AND OTHER FINANCIAL FUTURES

         The Fund intends to purchase call and put options on currency and other financial futures contracts and sell such options to terminate an existing position. Options on commodity futures are similar to options on stocks except that an option on a commodity futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) rather than to purchase or sell stock, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account. This amount represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and value of the futures contract.

         The Fund intends to use options on currency and other financial futures contracts in connection with hedging strategies. In the future the Fund may use such options for other purposes.

PURCHASE OF PUT OPTIONS ON FUTURES CONTRACTS

         The purchase of protective put options on currency or other financial futures contracts is analogous to the purchase of protective puts on individual stocks, where an absolute level of protection is sought below which no additional economic loss would be incurred by the Fund. Put options may be purchased to hedge a portfolio of stocks or debt instruments or a position in the futures contract upon which the put option is based.

PURCHASE OF CALL OPTIONS ON FUTURES CONTRACTS

         The purchase of a call option on a currency or other financial futures contract represents a means of obtaining temporary exposure to market appreciation at limited risk. It is analogous to the purchase of a call option on an individual stock, which can be used as a substitute for a position in the stock itself. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the underlying financial instrument or index itself, purchase of a call option may be less risky than the ownership of the interest rate or index based futures contract or the underlying securities. Call options on commodity futures contracts may be purchased to hedge against an interest rate increase or a market advance when the Fund is not fully invested.

USE OF NEW INVESTMENT TECHNIQUES INVOLVING CURRENCY AND OTHER FINANCIAL FUTURES CONTRACTS OR RELATED OPTIONS

         The Fund may employ new investment techniques involving currency and other financial futures contracts and related options. The Fund intends to take advantage of new techniques in these areas which may be developed from time to time and which are consistent with the Fund's investment objective. The Fund believes that no additional techniques have been identified for employment by the Fund in the foreseeable future other than those described above.

LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND RELATED OPTIONS ON SUCH FUTURES CONTRACTS

         The Fund will not enter into a futures contract if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin deposits on such futures contracts.

         The Fund intends that its futures contracts and related options transactions will be entered into for traditional hedging purposes. That is, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund does not intend to enter into futures contracts for speculation.

         In instances involving the purchase of futures contracts by the Fund, an amount of cash and cash equivalents equal to the market value of the futures contracts will be deposited in a segregated account with the Fund's custodian and/or in a margin account with a Broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

FEDERAL INCOME TAX TREATMENT

         For federal income tax purposes, the Fund is required to recognize as income for each taxable year its net unrealized gains and losses on futures contracts as of the end of the year as well as those actually realized during the year. Any gain or loss recognized with respect to a futures contract is considered to be 60% long term and 40% short term, without regard to the holding period of the contract. In the case of a futures transaction classified as a "mixed straddle," the recognition of losses may be deferred to a later taxable year. The federal income tax treatment of gains or losses from transactions in options on futures is unclear.

         In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income. Any net gain realized from the closing out of futures contracts, for purposes of the 90% requirement, will be qualifying income. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Fund's annual gross income. The 1986 Tax Act added a provision which effectively treats both positions in certain hedging transactions as a single transaction for the purpose of the 30% requirement. The provision provides that, in the case of any "designated hedge," increases and decreases in the value of positions of the hedge are to be netted for the purposes of the 30% requirement. However, in certain situations, in order to avoid realizing a gain within a three month period, the Fund may be required to defer the closing out of a contract beyond the time when it would otherwise be advantageous to do so.

RISKS OF FUTURES CONTRACTS

         Currency and other financial futures contracts prices are volatile and are influenced, among other things, by changes in stock prices, market conditions, prevailing interest rates and anticipation of future stock prices, market movements or interest rate changes, all of which in turn are affected by economic conditions, such as government fiscal and monetary policies and actions, and national and international political and economic events.

         At best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances, such as variations in speculative market demand for futures contracts and for securities, including technical influences in futures contracts trading; differences between the securities being hedged and the financial instruments and indexes underlying the standard futures contracts available for trading, in such respects as interest rate levels, maturities and creditworthiness of issuers, or identities of securities comprising the index and those in the Fund's portfolio. In addition futures contract transactions involve the remote risk that a party be unable to fulfill its obligations and that the amount of the obligation will be beyond the ability of the clearing broker to satisfy. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

         Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out, and a 15% decrease would result in a loss equal to 150% of the original margin deposit. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of entering into the futures contract, it had invested in the underlying financial instrument. Furthermore, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund will establish a segregated account in connection with its futures contracts which will hold cash or cash equivalents equal in value to the current value of the underlying instruments or indices less the margins on deposit.

         Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

RISKS OF OPTIONS ON FUTURES CONTRACTS

         In addition to the risks described above for currency and other financial futures contracts, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. The Fund will not purchase options on any futures contract unless and until it believes that the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with the futures contracts. Compared to the use of futures contracts, the purchase of options on such futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to the Fund, even though the use of a futures contract would not, such as when there is no movement in the level of the futures contract.

                               FOREIGN SECURITIES

         Investment in foreign securities may involve more risk than investment solely in securities of domestic issuers for the following reasons: (1) there may be less public information available about foreign companies than is available about U.S. companies; (2) foreign companies are not generally subject to the uniform accounting, auditing and financial reporting standards and practices applicable to U.S. companies; (3) foreign stock markets have less volume than the U.S. market, and the securities of some foreign companies are less liquid and more volatile than the securities of comparable U.S. companies;
(4) there may be less government regulation of stock exchanges, brokers, listed companies and banks in foreign countries than in the U.S.; (5) the Fund may incur fees on currency exchanges when it changes investments from one country to another; (6) the Fund's foreign investments could be affected by expropriation, confiscatory taxation, nationalization of bank deposits, establishment of exchange controls, political or social instability or diplomatic developments; and (7) fluctuations in foreign exchange rates will affect the value of the Fund's portfolio securities, the value of dividends and interest earned, gains and losses realized on the sale of securities, net investment income and unrealized appreciation or depreciation of investments.

                          FOREIGN CURRENCY TRANSACTIONS

         The Fund may invest in securities of foreign issuers. When the Fund invests in foreign securities they usually will be denominated in foreign currencies and the Fund temporarily may hold funds in foreign currencies. Thus, the value of a Fund share will be affected by changes in exchange rates.

FORWARD CURRENCY CONTRACTS

         As one way of managing exchange rate risk, the Fund may engage in forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). Under the contract, the exchange rate for the transaction (the amount of currency the Fund will deliver or receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund also may use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on Keystone's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strength of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rate or exchange control regulations between foreign currencies and the dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund.

CURRENCY FUTURES CONTRACTS

         Currency futures contracts are bilateral agreements under which two parties agree to take or make delivery of a specified amount of a currency at a specified future time for a specified price. Trading of currency futures contracts in the United States is regulated under the Commodity Exchange Act by the CFTC and NFA. Currently the only national futures exchange on which currency futures are traded is the International Monetary Market of the Chicago Mercantile Exchange. Foreign currency futures trading is conducted in the same manner and subject to the same regulations as trading in interest rate and index based futures. The Fund intends to engage in currency futures contracts only for hedging purposes, and not for speculation. The Fund may engage in currency futures contracts for other purposes if authorized to do so by the Board. The hedging strategies which will be used by the Fund in connection with foreign currency futures contracts are similar to those described above for forward foreign currency exchange contracts.

         Currently, currency futures contracts for the British Pound Sterling, Canadian Dollar, Dutch Guilder, Deutsche Mark, Japanese Yen, Mexican Peso, Swiss Franc, and French Franc can be purchased or sold for U.S. dollars through the International Monetary Market. It is expected that futures contracts trading in additional currencies will be authorized. The standard contract sizes are L125,000 for the Pound, 125,000 for the Guilder, Mark and Swiss and French Francs, C$100,000 for the Canadian Dollar, Y12,500,000 for the Yen, and 1,000,000 for the Peso. In contrast to Forward Currency Exchange Contracts which can be traded at any time, only four value dates per year are available, the third Wednesday of March, June, September and December.

FOREIGN CURRENCY OPTIONS TRANSACTIONS

         Foreign currency options (as opposed to futures) are traded in a variety of currencies in both the United States and Europe. On the Philadelphia Stock Exchange, for example, contracts for half the size of the corresponding futures contracts on the Chicago Board Options Exchange are traded with up to nine months maturity in Marks, Sterling, Yen, Swiss Francs and Canadian Dollars. Options can be exercised at any time during the contract life, and require a deposit subject to normal margin requirements. Since a futures contract must be exercised, the Fund must continually make up the margin balance. As a result, a wrong price move could result in the Fund losing more than the original investment, as it cannot walk away from the futures contract as it can an option contract.

         The Fund will purchase call and put options and sell such options to terminate an existing position. Options on foreign currency are similar to options on stocks except that an option on an interest rate and/or index based futures contract gives the purchaser the right, in return for the premium paid, to purchase or sell foreign currency, rather than to purchase or sell stock, at a specified exercise price at any time during the period of the option.

         The Fund intends to use foreign currency option transactions in connection with hedging strategies.

PURCHASE OF PUT OPTIONS ON FOREIGN CURRENCIES

         The purchase of protective put options on a foreign currency is analogous to the purchase of protective puts on individual stocks, where an absolute level of protection is sought below which no additional economic loss would be incurred by the Fund. Put options may be purchased to hedge a portfolio of foreign stocks or foreign debt instruments or a position in the foreign currency upon which the put option is based.

PURCHASE OF CALL OPTIONS ON FOREIGN CURRENCIES

         The purchase of a call option on foreign currency represents a means of obtaining temporary exposure to market appreciation at limited risk. It is analogous to the purchase of a call option on an individual stock, which can be used as a substitute for a position in the stock itself. Depending on the pricing of the option compared to either the foreign currency upon which it is based, or upon the price of the foreign stock or foreign debt instruments, purchase of a call option may be less risky than the ownership of the foreign currency or the foreign securities. The Fund would purchase a call option on a foreign currency to hedge against an increase in the foreign currency or a foreign market advance when the Fund is not fully invested.

         The Fund may employ new investment techniques involving forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currencies in order to take advantage of new techniques in these areas which may be developed from time to time and which are consistent with the Fund's investment objective. The Fund believes that no additional techniques have been identified for employment by the Fund in the foreseeable future other than those described above.

CURRENCY TRADING RISKS

         Currency exchange trading may involve significant risks. The four major types of risk the Fund faces are exchange rate risk, interest rate risk, credit risk and country risk.

EXCHANGE RATE RISK

         Exchange rate risk results from the movement up and down of foreign currency values in response to shifting market supply and demand. When the Fund buys or sells a foreign currency, an exposure called an open position is created. Until the time that position can be "covered" by selling or buying an equivalent amount of the same currency, the Fund is exposed to the risk that the exchange rate might move against it. Since exchange rate changes can readily move in one direction, a position carried overnight or over a number of days involves greater risk than one carried a few minutes or hours. Techniques such as foreign currency forward and futures contracts and options on foreign currency are intended to be used by the Fund to reduce exchange rate risk.

MATURITY GAPS AND INTEREST RATE RISK

         Interest rate risk arises whenever there are mismatches or gaps in the maturity structure of the Fund's foreign exchange currency holdings, which is the total of its outstanding spot and forward or futures contracts.

         Foreign currency transactions often involve borrowing short term and lending longer term to benefit from the normal tendency of interest rates to be higher for longer maturities. However in foreign exchange trading, while the maturity pattern of interest rates for one currency is important, it is the differential between interest rates for two currencies that is decisive.

CREDIT RISK

         Whenever the Fund enters into a foreign exchange contract, it faces a risk, however small, that the counterparty will not perform under the contract. As a result there is a credit risk, although no extension of "credit" is intended. To limit credit risk, the Fund intends to evaluate the creditworthiness of each other party. The Fund does not intend to trade more than 5% of its net assets under foreign exchange contracts with one party.

         Credit risk exists because the Fund's counterparty may be unable or unwilling to fulfill its contractual obligations as a result of bankruptcy or insolvency or when foreign exchange controls prohibit payment. In any foreign exchange transaction, each party agrees to deliver a certain amount of currency to the other on a particular date. In establishing its hedges a Fund relies on each contract being completed. If the contract is not performed, then the Fund's hedge is eliminated, and the Fund is exposed to any changes in exchange rates since the contract was originated. To put itself in the same position it would have been in had the contract been performed, the Fund must arrange a new transaction. However, the new transaction may have to be arranged at an adverse exchange rate. The trustee for a bankrupt company may elect to perform those contracts which are advantageous to the company but disclaim those contracts which are disadvantageous, resulting in losses to the Fund.

         Another form of credit risk stems from the time zone differences between the U.S. and foreign nations. If the Fund sells sterling it generally must pay pounds to a counterparty earlier in the day than it will be credited with dollars in New York. In the intervening hours, the buyer can go into bankruptcy or can be declared insolvent. Thus, the dollars may never be credited to the Fund.

COUNTRY RISK

         At one time or another, virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents, or limits on inflows of investment funds from abroad. Governments take such measures, for example, to improve control over the domestic banking system, or to influence the pattern of receipts and payments between residents and foreigners. In those cases, restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. Occasionally a serious foreign exchange shortage may lead to payments interruptions or debt servicing delays, as well as interference in the exchange market. It has become increasingly difficult to distinguish foreign exchange or credit risk from country risk.

         Changes in regulations or restrictions usually do have an important exchange market impact. Most disruptive are changes in rules which interfere with the normal payments mechanism. If government regulations change and a counterparty is either forbidden to perform or is required to do something extra, then the Fund might be left with an unintended open position or an unintended maturity mismatch. Dealing with such unintended long or short positions could result in unanticipated costs to the Fund.

         Other changes in official regulations influence international investment transactions. If one of the factors affecting the buying or selling of a currency changes, the exchange rate is likely to respond. Changes in such controls often are unpredictable and can create a significant exchange rate response.

         Many major countries have moved toward liberalization of exchange and payments restrictions in recent years or accepted the principle that restrictions should be relaxed. A few industrial countries have moved in the other direction. Important liberalizations were carried out by Switzerland, the United Kingdom and Japan. They dismantled mechanisms for restricting either foreign exchange inflows (Switzerland), outflows (Britain), or elements of both (Japan). By contrast, France and Mexico have recently tightened foreign exchange controls.

         Overall, many exchange markets are still heavily restricted. Several countries limit access to the forward market to companies financing documented export or import transactions in an effort to insulate the market from purely speculative activities. Some of these countries permit local traders to enter into forward contracts with residents but prohibit certain forward transactions with nonresidents. By comparison, other countries have strict controls on exchange transactions by residents, but permit free exchange transactions between local traders and non-residents. A few countries have established tiered markets, funneling commercial transactions through one market and financial transactions through another. Outside the major industrial countries, relatively free foreign exchange markets are rare and controls on foreign currency transactions are extensive.

         Another aspect of country risk has to do with the possibility that the Fund may be dealing with a foreign trader whose home country is facing a payments problem. Even though the foreign trader intends to perform on its foreign exchange contracts, the contracts are tied to other external liabilities the country has incurred. As a result, performance may be delayed, and can result in unanticipated cost to the Fund. This aspect of country risk is a major element in the Fund's credit judgment as to with whom it will deal and in what amounts.

                         EVERGREEN U.S. GOVERNMENT FUND
(photo appears here)
                            STATEMENT OF INVESTMENTS
                                 JUNE 30, 1996

PRINCIPAL
 AMOUNT
  (000)                                              VALUE
MORTGAGE-BACKED SECURITIES -- 50.3%
            FEDERAL HOME LOAN MORTGAGE CORP. -- 7.3%
 $  6,139   8.0%, 7/1/17-4/1/22.................. $  6,237,194
    4,340   8.5%, 2/1/17-10/1/17.................    4,480,326
    4,709   9.0%, 11/1/96-4/1/21.................    4,928,943
    1,636   9.5%, 9/1/20.........................    1,745,689
    2,474   10.0%, 12/1/19-8/1/21................    2,678,084
    2,287   10.5%, 12/1/19.......................    2,505,123
                                                    22,575,359
            FEDERAL NATIONAL MORTGAGE ASSN. -- 16.7%
    5,381   6.5%, 1/1/24.........................    5,039,175
   18,731   7.0%, 8/1/25.........................   18,046,426
   13,265   7.5%, 7/1/23-7/1/25..................   13,111,933
   12,943   8.0%, 8/1/25.........................   13,066,906
    2,116   9.5%, 6/1/22.........................    2,254,098
                                                    51,518,538
            GOVERNMENT NATIONAL MORTGAGE
            ASSN. -- 26.3%
   16,047   7.0%, 12/15/22-11/15/23..............   15,409,857
   11,720   7.5%, 2/15/22-3/15/23................   11,562,734
   22,719   8.0%, 2/15/23-8/15/24................   23,006,736
   13,542   8.5%, 12/15/21-7/15/24...............   13,951,617
    6,982   9.0%, 1/15/20-6/15/21................    7,313,563
    7,727   9.5%, 1/15/19-2/15/21................    8,265,111
    1,500   10.0%, 12/15/18......................    1,636,238
                                                    81,145,856
              TOTAL MORTGAGE-BACKED SECURITIES
              (COST $158,407,825)................  155,239,753

PRINCIPAL
 AMOUNT
  (000)                                              VALUE
U.S. TREASURY OBLIGATIONS -- 48.1%
            UNITED STATES TREASURY BONDS -- 21.7%
 $ 17,930   8.125%, 8/15/19...................... $ 20,115,219
    8,100   8.50%, 2/15/20.......................    9,444,082
    3,650   8.75%, 11/15/08......................    4,056,062
    3,080   8.75%, 8/15/20.......................    3,683,483
   14,010   8.875%, 8/15/17......................   16,816,357
   10,300   9.25%, 2/15/16.......................   12,743,016
                                                    66,858,219
            UNITED STATES TREASURY NOTES -- 26.4%
   12,000   7.75%, 11/30/99......................   12,498,732
    9,800   7.75%, 1/31/00.......................   10,219,548
    6,570   7.875%, 4/15/98......................    6,767,100
   21,500   7.875%, 11/15/99.....................   22,467,500
   14,500   8.25%, 7/15/98.......................   15,080,000
   13,700   9.25%, 8/15/98.......................   14,526,260
                                                    81,559,140
              TOTAL U.S. TREASURY OBLIGATIONS
              (COST 156,947,103).................  148,417,359
REPURCHASE AGREEMENT -- .3%
    1,035   Donaldson, Lufkin and Jenrette
            Securities Corp., 5.40%, dated
            6/28/96, due 7/1/96 collateralized by
            $1,080,000 U.S. Treasury Notes,
            5.125%, due 11/30/98; value,
            including accrued interest --
            $1,060,508
            (COST $1,035,000)....................    1,035,000

            TOTAL INVESTMENTS --
              (COST $316,389,928)........  98.7%  304,692,112
              OTHER ASSETS AND
                 LIABILITIES -- NET......    1.3    3,858,632
              NET ASSETS --.............. 100.0% $308,550,744

See accompanying notes to financial statements.

                         EVERGREEN U.S. GOVERNMENT FUND
(photo appears here)
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1996

ASSETS:
   Investments at value (identified cost $316,389,928)...........................................................  $304,692,112
   Cash..........................................................................................................           111
   Interest receivable...........................................................................................     4,720,695
   Receivable for Fund shares sold...............................................................................       448,306
   Prepaid expenses..............................................................................................        57,595
         Total assets............................................................................................  $309,918,819
LIABILITIES:
   Distributions payable.........................................................................................       483,100
   Payable for Fund shares repurchased...........................................................................       416,877
   Accrued advisory fee..........................................................................................       249,569
   Distribution fee payable......................................................................................       113,634
   Accrued expenses..............................................................................................        75,328
   Payable for administration fee................................................................................        29,567
         Total liabilities.......................................................................................     1,368,075
NET ASSETS.......................................................................................................  $308,550,744
NET ASSETS CONSIST OF:
   Paid-in capital...............................................................................................  $334,564,654
   Accumulated net realized loss on investment transactions......................................................   (14,316,094)
   Net unrealized depreciation of investments....................................................................   (11,697,816)
         Net assets..............................................................................................  $308,550,744
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares ($20,344,622/2,159,052 shares of beneficial interest outstanding)..............................  $       9.42
   Sales charge -- 4.75% of offering price.......................................................................           .47
      Maximum offering price.....................................................................................  $       9.89
   Class B Shares ($165,987,744/17,615,107 shares of beneficial interest outstanding)............................  $       9.42
   Class C Shares ($649,482/68,918 shares of beneficial interest outstanding)....................................  $       9.42
   Class Y Shares ($121,568,896/12,901,205 shares of beneficial interest outstanding)............................  $       9.42

See accompanying notes to financial statements.

                         EVERGREEN U.S. GOVERNMENT FUND
(photo appears here)
                            STATEMENT OF OPERATIONS
                            YEAR ENDED JUNE 30, 1996

INVESTMENT INCOME:
   Interest.......................................................................................               $22,884,665
EXPENSES:
   Advisory fee...................................................................................  $1,507,281
   Administrative personnel and services fees.....................................................     159,046
   Distribution fee -- Class A Shares.............................................................      53,238
   Distribution fee -- Class B Shares.............................................................   1,374,856
   Shareholder services fee -- Class B Shares.....................................................     458,285
   Distribution fee -- Class C Shares.............................................................       3,646
   Shareholder services fee -- Class C Shares.....................................................       1,215
   Transfer agent fee.............................................................................     215,204
   Custodian fee..................................................................................     138,256
   Registration and filing fees...................................................................      66,356
   Reports and notices to shareholders............................................................      56,306
   Professional fees..............................................................................      45,212
   Trustees' fees and expenses....................................................................       7,532
   Miscellaneous..................................................................................      31,744
         Total expenses...........................................................................                 4,118,177
Net investment income.............................................................................                18,766,488
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
   Net realized loss on investment transactions...................................................                (3,731,984)
   Net change in unrealized depreciation of investments...........................................                (3,860,415)
Net loss on investments...........................................................................                (7,592,399)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............................................               $11,174,089

See accompanying notes to financial statements.

                         EVERGREEN U.S. GOVERNMENT FUND
(photo appears here)
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                   YEAR        SIX MONTHS
                                                                                                  ENDED          ENDED
                                                                                                 JUNE 30,       JUNE 30,
                                                                                                   1996          1995*
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income.....................................................................  $ 18,766,488   $  7,438,980
   Net realized loss on investments..........................................................    (3,731,984)    (2,084,111)
   Net change in unrealized appreciation (depreciation) of investments.......................    (3,860,415)    16,345,873
      Net increase in net assets resulting from operations...................................    11,174,089     21,700,742
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
      Class A Shares.........................................................................    (1,406,673)      (794,337)
      Class B Shares.........................................................................   (10,727,964)    (6,054,489)
      Class C Shares.........................................................................       (28,511)       (10,127)
      Class Y Shares.........................................................................    (6,603,340)      (580,027)
   Total distributions to shareholders.......................................................   (18,766,488)    (7,438,980)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold.................................................................   138,179,343      8,321,751
   Proceeds from shares issued in acquisition of Evergreen U.S. Government Securities Fund...     5,739,713             --
   Proceeds from reinvestment of distributions...............................................    11,871,813      3,745,065
   Payment for shares redeemed...............................................................   (71,866,685)   (29,247,163)
      Net increase (decrease) resulting from Fund share transactions.........................    83,924,184    (17,180,347)
      Net increase (decrease) in net assets..................................................    76,331,785     (2,918,585)
NET ASSETS:
   Beginning of period.......................................................................   232,218,959    235,137,544

   End of period.............................................................................  $308,550,744   $232,218,959

*The Fund changed its fiscal year end from December 31 to June 30, resulting in a six-month period.

See accompanying notes to financial statements.

                       EVERGREEN U.S. GOVERNMENT FUND --
                                 CLASS A SHARES
(photo appears here)
                              FINANCIAL HIGHLIGHTS

                                                                                     YEAR      SIX MONTHS
                                                                                    ENDED        ENDED        YEAR ENDED
                                                                                   JUNE 30,     JUNE 30,     DECEMBER 31,
                                                                                     1996        1995#           1994
PER SHARE DATA:
Net asset value, beginning of period............................................     $9.65         $9.07         $10.05
Income (loss) from investment operations:
  Net investment income.........................................................       .63           .33            .66
  Net realized and unrealized gain (loss) on investments........................      (.23 )         .58           (.98)
    Total from investment operations............................................       .40           .91           (.32)
Less distributions to shareholders from net investment income...................      (.63 )        (.33)          (.66)
Net asset value, end of period..................................................     $9.42         $9.65          $9.07
TOTAL RETURN+...................................................................      4.3%         10.2%          (3.2%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted).......................................   $20,345       $22,445        $23,706
Ratios to average net assets:
  Expenses......................................................................      .99%         1.04%++**       .96%**
  Net investment income.........................................................     6.61%         7.07%++**      6.97%**
Portfolio turnover rate.........................................................       23%            0%            19%

                                                                                  JANUARY 11,
                                                                                     1993*
                                                                                    THROUGH
                                                                                  DECEMBER 31,
                                                                                      1993
PER SHARE DATA:
Net asset value, beginning of period............................................      $10.00
Income (loss) from investment operations:
  Net investment income.........................................................         .68
  Net realized and unrealized gain (loss) on investments........................         .05
    Total from investment operations............................................         .73
Less distributions to shareholders from net investment income...................        (.68)
Net asset value, end of period..................................................      $10.05
TOTAL RETURN+...................................................................        7.4%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted).......................................     $38,851
Ratios to average net assets:
  Expenses......................................................................        .68%++**
  Net investment income.........................................................       6.93%++**
Portfolio turnover rate.........................................................         39%

#  The Fund changed its fiscal year end from December 31 to June 30.

*  Commencement of class operations.

+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge is not reflected.

++ Annualized.

** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets would have been the following:

                                                                                               SIX MONTHS
                                                                                                  ENDED       YEAR ENDED
                                                                                                JUNE 30,     DECEMBER 31,
                                                                                                  1995#          1994
Expenses.....................................................................................     1.05%          1.00%
Net investment income........................................................................     7.06%          6.93%

                                                                                               JANUARY 11,
                                                                                                  1993*
                                                                                                 THROUGH
                                                                                               DECEMBER 31,
                                                                                                   1993
Expenses.....................................................................................        .99%
Net investment income........................................................................       6.62%

See accompanying notes to financial statements.

                       EVERGREEN U.S. GOVERNMENT FUND --
                           CLASS B AND CLASS C SHARES
(photo appears here)
                              FINANCIAL HIGHLIGHTS

                                                                          CLASS B SHARES                        CLASS C SHARES
                                                                                             JANUARY 11,                   SIX
                                                           YEAR    SIX MONTHS                   1993*          YEAR       MONTHS
                                                          ENDED      ENDED      YEAR ENDED     THROUGH        ENDED       ENDED
                                                         JUNE 30,   JUNE 30,   DECEMBER 31,  DECEMBER 31,    JUNE 30,    JUNE 30,
                                                           1996      1995#         1994          1993          1996       1995#
PER SHARE DATA:
Net asset value, beginning of period....................    $9.65      $9.07       $10.05        $10.00        $9.65       $9.07
Income (loss) from investment operations:
  Net investment income.................................      .56        .29          .61           .63          .56         .29
  Net realized and unrealized gain (loss) on
    investments.........................................     (.23)       .58         (.98)          .05         (.23)        .58
    Total from investment operations....................      .33        .87         (.37)          .68          .33         .87
Less distributions to shareholders from net
  investment income.....................................     (.56)      (.29)        (.61)         (.63)        (.56)       (.29)
Net asset value, end of period..........................    $9.42      $9.65        $9.07        $10.05        $9.42       $9.65
TOTAL RETURN+...........................................     3.5%       9.8%        (3.8%)         6.9%         3.5%        9.8%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)............... $165,988   $192,490     $195,571      $236,696         $649        $350
Ratios to average net assets:
  Expenses..............................................    1.74%      1.79%++**      1.54%**      1.19%++**   1.74%       1.79%++**
  Net investment income.................................    5.85%      6.32%++**      6.42%**      6.44%++**   5.87%       6.36%++**
Portoflio turnover rate.................................      23%         0%          19%           39%          23%          0%


                                                          SEPTEMBER 2,
                                                             1994*
                                                            THROUGH
                                                          DECEMBER 31,
                                                              1994
PER SHARE DATA:
Net asset value, beginning of period....................      $9.39
Income (loss) from investment operations:
  Net investment income.................................        .20
  Net realized and unrealized gain (loss) on
    investments.........................................       (.32)
    Total from investment operations....................       (.12)
Less distributions to shareholders from net
  investment income.....................................       (.20)
Net asset value, end of period..........................      $9.07
TOTAL RETURN+...........................................      (1.3%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)...............       $266
Ratios to average net assets:
  Expenses..............................................      1.71%++**
  Net investment income.................................      6.70%++**
Portoflio turnover rate.................................        19%

#  The Fund changed its fiscal year end from December 31 to June 30.

*  Commencement of class operations.

+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Contingent deferred sales charges are not reflected.

++ Annualized.

** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets would have been the following:

                                                                                     CLASS B SHARES               CLASS C
                                                                                                   JANUARY 11,     SHARES
                                                                         SIX MONTHS                   1993*      SIX MONTHS
                                                                           ENDED      YEAR ENDED     THROUGH       ENDED
                                                                          JUNE 30,   DECEMBER 31,  DECEMBER 31,   JUNE 30,
                                                                           1995#         1994          1993        1995#
Expenses................................................................    1.80%        1.58%          1.50%       1.80%
Net investment income...................................................    6.31%        6.38%          6.13%       6.34%


                                                                          SEPTEMBER 2,
                                                                             1994*
                                                                            THROUGH
                                                                          DECEMBER 31,
                                                                              1994
Expenses................................................................      1.75%
Net investment income...................................................      6.66%

See accompanying notes to financial statements.

                       EVERGREEN U.S. GOVERNMENT FUND --
                                 CLASS Y SHARES
(photo appears here)
                              FINANCIAL HIGHLIGHTS

                                                                                           YEAR    SIX MONTHS
                                                                                          ENDED       ENDED      YEAR ENDED
                                                                                         JUNE 30,   JUNE 30,    DECEMBER 31,
                                                                                           1996       1995#         1994
PER SHARE DATA:
Net asset value, beginning of period....................................................    $9.65      $9.07        $10.05
Income (loss) from investment operations:
  Net investment income.................................................................      .66        .34           .69
  Net realized and unrealized gain (loss) on investments................................     (.23)       .58          (.98)
    Total from investment operations....................................................      .43        .92          (.29)
Less distributions to shareholders from net investment income...........................     (.66)      (.34)         (.69)
Net asset value, end of period..........................................................    $9.42      $9.65         $9.07
TOTAL RETURN+...........................................................................     4.5%      10.3%         (2.9%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)............................................... $121,569    $16,934       $15,595
Ratios to average net assets:
  Expenses..............................................................................     .74%       .79%++**       .71%**
  Net investment income.................................................................    6.86%      7.31%++**      7.27%**
Portfolio turnover rate.................................................................      23%         0%           19%

                                                                                          SEPTEMBER 2,
                                                                                             1993*
                                                                                            THROUGH
                                                                                          DECEMBER 31,
                                                                                              1993
PER SHARE DATA:
Net asset value, beginning of period....................................................      $10.25
Income (loss) from investment operations:
  Net investment income.................................................................         .25
  Net realized and unrealized gain (loss) on investments................................        (.20)
    Total from investment operations....................................................         .05
Less distributions to shareholders from net investment income...........................        (.25)
Net asset value, end of period..........................................................      $10.05
TOTAL RETURN+...........................................................................         .5%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)...............................................     $14,486
Ratios to average net assets:
  Expenses..............................................................................        .48%++**
  Net investment income.................................................................       7.20%++**
Portfolio turnover rate.................................................................         39%

#  The Fund changed its fiscal year end from December 31 to June 30.

*  Commencement of class operations.

+ Total return is calculated on net asset value per share for the periods indicated and is not annualized.

++ Annualized.

** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets would have been the following:

                                                                                                SIX MONTHS
                                                                                                  ENDED      YEAR ENDED
                                                                                                 JUNE 30,   DECEMBER 31,
                                                                                                  1995#         1994
Expenses.......................................................................................     .80%         .75%
Net investment income..........................................................................    7.30%        7.23%

                                                                                                 SEPTEMBER 2,
                                                                                                    1993*
                                                                                                   THROUGH
                                                                                                 DECEMBER 31,
                                                                                                     1993
Expenses.......................................................................................        .79%
Net investment income..........................................................................       6.89%

See accompanying notes to financial statements.

                     COMBINED NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND NATURE OF OPERATIONS

     The Evergreen Income Funds (the "Funds") are each a separate series of open-end management companies registered under the Investment Company Act of 1940, as amended (the "Act"). The Evergreen Income Funds consist of Evergreen Intermediate-Term Bond Fund ("Intermediate-Term Bond"), Evergreen Intermediate-Term Government Securities Fund ("Intermediate-Term Government"), Evergreen Short-Intermediate Bond Fund ("Short-Intermediate") and Evergreen U.S. Government Fund ("U.S. Government"), collectively referred to as the Funds.

     The investment objective of Intermediate-Term Bond is to maximize current yield consistent with the preservation of capital. The investment objective of Intermediate-Term Government is to preserve principal value and maintain a high degree of liquidity while providing current income. Short-Intermediate's investment objective is to attain a high level of current income, with capital growth as a secondary objective, through investment in a broad range of investment grade debt securities. U.S. Government's investment objective is to achieve a high level of current income consistent with stability of principal.

     Effective at the close of business on July 7, 1995, U.S. Government Fund acquired substantially all of the net assets of Evergreen U.S. Government Securities Fund through the issuance of 590,505 of its Class Y shares in exchange for Evergreen U.S. Government Securities Fund's net assets valued at $5,739,713. The aggregate net assets immediately after the acquisition was $233,475,732. The acquired net assets, in this non-taxable transaction, consisted primarily of portfolio securities with unrealized appreciation of $24,133.

     Effective January 1, 1996, First Union Corporation, the corporate parent of First Union National Bank of North Carolina ("First Union"), each Fund's current investment adviser, consummated a merger (the "Bank Merger") with First Fidelity Bancorporation, the corporate parent of First Fidelity Bank, N.A. ("FFB"), Intermediate-Term Bond and Intermediate-Term Government's prior investment adviser. Effective January 19, 1996, each of the FFB Lexicon Funds, open-end management investment companies registered under the Act, including FFB Lexicon Fixed Income Fund and FFB Lexicon Intermediate-Term Government Securities Fund (the "Lexicon Funds"), joined the Evergreen Funds (the "Fund Combinations"). FFB Lexicon Fixed Income Fund was renamed Evergreen Intermediate-Term Bond Fund. FFB Lexicon Intermediate-Term Government Securities Fund was renamed Evergreen Intermediate-Term Government Securities Fund. Shares of each of the Lexicon Fund's class previously known as the Institutional Class were redesignated as each respective Fund's Class Y Shares. Shares of each of the Lexicon Fund's class previously known as the Investor Class were redesignated as each respective Fund's Class A Shares. See Note 5 for a description of each of the classes.

     Effective at the close of business on February 29, 1996, Intermediate-Term Bond acquired substantially all of the net assets of Evergreen Managed Bond Fund through the issuance of 7,674,423 of its Class Y shares in exchange for Managed Bond's net assets valued at $79,773,557. The aggregate net assets immediately after the acquisition was $158,097,520. The acquired net assets, in this non-taxable transaction, consisted primarily of portfolio securities with unrealized appreciation of $1,789,417.

     Effective January 7, 1996, Short-Intermediate changed its name from Evergreen Fixed Income Fund.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

     SECURITY VALUATIONS -- U.S. government obligations are valued at the mean between the over-the-counter bid and ask price as furnished by an independent pricing service. Corporate bonds (and other fixed income and asset-backed securities) are valued at the last sale price reported on national securities exchanges on that day, if available. Otherwise, corporate bonds

                     COMBINED NOTES TO FINANCIAL STATEMENTS
and asset-backed securities are valued at the mean between the over-the-counter bid and ask price provided by an independent pricing service. Short-term securities when purchased with remaining maturities of sixty days or less are stated at amortized cost which approximates market value.

     SECURITY TRANSACTIONS -- Security transactions are accounted for on the date purchased or sold. Net realized gains or losses are determined on the identified cost basis.

     INVESTMENT INCOME AND EXPENSES -- Interest income and expenses are accrued daily. Premiums and discounts paid on securities are amortized or accreted into interest income as required by the Internal Revenue Code, as amended, (the "Code").

     REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the Federal Reserve Bank and are designated as being held on each Fund's behalf by its custodian under a book-entry system. Each Fund monitors the adequacy of the collateral on a daily basis and can require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment adviser to be creditworthy pursuant to guidelines established by the Trustees.

     DIVIDENDS TO SHAREHOLDERS -- Dividends from net investment income for U.S. Government are declared daily and paid monthly. Dividends from net investment income are declared and paid monthly for Intermediate-Term Bond, Intermediate-Term Government and Short-Intermediate. Dividends from net realized capital gains on investments, if any, will be distributed at least annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from the amounts available under generally accepted accounting principles. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets.

     ALLOCATION OF EXPENSES -- Expenses specifically indentifiable to a class of shares are charged to that class. Expenses common to a Trust as a whole are allocated to the funds in that Trust. Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

     INCOME TAXES -- It is each Fund's policy to meet the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its taxable net income to its shareholders. Accordingly, no provisions for Federal income or excise taxes are necessary. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains. Capital losses incurred after October 31 within each Funds fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.

     At June 30, 1996, the Funds had capital loss carryforwards as follows:

                                                               EXPIRATION
                                             2001          2002          2003          2004
Intermediate-Term Bond                    $1,440,454    $  788,954    $  117,850    $  211,288
Intermediate-Term Government                      --            --       955,860     1,140,365
Short Intermediate                                --     6,020,616            --     3,372,152
U.S. Government                            1,978,402     6,521,597            --     2,973,341

     The Funds had post October loss deferals as follows:

Intermediate-Term Bond                    $       --
Intermediate-Term Government                      --
Short Intermediate                         3,921,854
U.S. Government                            2,842,754

                     COMBINED NOTES TO FINANCIAL STATEMENTS

     As a result of Fund acquisitions (See Note 1) Intermediate Term Bond and U.S. Government acquired tax capital loss carryovers of $2,475,730 and $1,053,217, respectively. These losses have been reclassed at June 30, 1996 from paid in capital to accumulated net realized losses on investment transactions.

     WHEN ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Funds record when-issued or delayed delivery transactions on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

     DEFERRED ORGANIZATIONAL EXPENSES -- The costs incurred with respect to Intermediate-Term Bond's and Intermediate-Term Government's organization have been deferred and are being amortized using the straight-line method not to exceed a period of 60 months from each Fund's commencement of operations.

     USE OF ESTIMATES -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

NOTE 3 -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     INVESTMENT ADVISORY AGREEMENT -- Prior to the Bank Merger described in Note 1, FFB served as the Lexicon Funds' investment adviser and was entitled to an annual investment advisory fee of .60 of 1% of average daily net assets. FFB also acted as these Funds' custodian. Fees paid to FFB for custody services were included as part of the investment advisory fees.

     Effective January 1, 1996, the date of the Bank Merger, First Union became investment adviser. First Union is entitled to an annual fee of .60 of 1% of average daily net assets for investment advisory services. For Intermediate-Term Bond and Intermediate-Term Government, First Union and its predecessor FFB, voluntarily waived $64,983 and $61,160, respectively, of their advisory fee for the ten-month period ended June 30, 1996. First Union can modify or terminate these voluntary waivers at any time.

     Effective January 19, 1996, the date of the Fund Combinations, custody services for Intermediate-Term Bond and Intermediate-Term Government were moved to State Street Bank and Trust Company. Accordingly, after the date of the Fund Combinations, custody services were billed separately and ceased to be incorporated with the investment advisory fee.

     First Union is also Short-Intermediate's and U.S. Government's investment adviser, and is entitled to receive an annual fee of .50 of 1% of these Fund's average daily net assets.

     ADMINISTRATIVE AGREEMENT -- Through the date of the Fund Combinations, SEI Financial Management Corporation ("SEI") served as the Lexicon Funds' administrator. Pursuant to its administration agreement, SEI was entitled to an annual fee of .17 of 1% of average daily net assets. SEI also served as transfer agent for the Institutional Class of shares of the Funds. SEI's administration fee included the amounts due for transfer agent services.

                     COMBINED NOTES TO FINANCIAL STATEMENTS

NOTE 3 -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES -- continued
     After the date of the Fund Combinations, Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly owned subsidiary of First Union, became Intermediate-Term Bond's and Intermediate-Term Government's administrator and Furman Selz LLC ("Furman Selz") became sub-administrator. Evergreen Asset and Furman Selz are also administrator and sub-administrator, respectively, for Short-Intermediate and U.S. Government. As sub-administrator, Furman Selz provides the officers for the Funds. Evergreen Asset's and Furman Selz' fees are based on the average daily net assets of all of the funds administered by Evergreen Asset for which either First Union or Evergreen Asset is also the investment adviser. This fee is calculated at the following annual rates:

  ADMINISTRATION FEE                  AVERAGE DAILY NET ASSETS
        0.050%                        on the first $7 billion
        0.035%                        on the next $3 billion
        0.030%                        on the next $5 billion
        0.020%                        on the next $10 billion
        0.015%                        on the next $5 billion
        0.010%                        in excess of $30 billion


SUB-ADMINISTRATION FEE                AVERAGE DAILY NET ASSETS
        0.0100%                       on the first $7 billion
        0.0075%                       on the next $3 billion
        0.0050%                       on the next $15 billion
        0.0040%                       in excess of $25 billion

     At June 30, 1996, net assets for which Evergreen Asset was the administrator for which either Evergreen Asset or First Union was the investment adviser totalled approximately $15.2 billion.

     PLAN OF DISTRIBUTION AND SHAREHOLDER SERVICING -- Prior to the date of the Fund Combinations, SEI Financial Services Company served as the distributor for the Lexicon Funds. The Lexicon Funds had adopted a Distribution Plan pursuant to Rule 12b-1 under the Act for their Investor shares pursuant to which the Investor shares would bear distribution expenses and related service fees at the annual rate of .50 of 1% of each Fund's Investor class assets. Prior to the date of the Fund Combinations, all fees were waived under this plan.

     Subsequent to the Fund Combinations, for their Class B and Class C shares, Intermediate-Term Bond and Intermediate-Term Government Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Funds may incur distribution expenses up to an annual fee of
 .75 of 1% of the average daily net assets of the Class B and Class C shares. In addition, subsequent to the Fund Combinations, $980 and $579 for Class A rule 12b-1 fees for Intermediate-Term Bond and Intermediate-Term Government, respectively, were waived.

     Short-Intermediate and U.S. Government, for their Class A, Class B and Class C shares, have also adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Funds may incur distribution expenses up to an annual fee of .75 of 1% of the average daily net assets of the Class A, Class B and Class C shares. For the year ended June 30, 1996, the payments for Class A shares were limited to .25 of 1% of Class A shares average daily net assets for U.S. Government and .10 of 1% of Class A shares average daily net assets for Short-Intermediate.

     In connection with their Plans, the Funds have entered into distribution agreements with Evergreen Funds Distributor, Inc. ("EFD"), a subsidiary of Furman Selz. Under their agreements, the Funds will compensate EFD for its services at an annual fee of .25 of 1% of Class A share's average daily net assets and .75 of 1% of their Class B and Class C average daily net assets. For the period ended June 30, 1996, EFD voluntarily limited its Class A distribution fees to .10% for Intermediate-Term Bond, Intermediate-Term Government and Short-Intermediate, respectively. Under the terms of a Shareholder Services

                     COMBINED NOTES TO FINANCIAL STATEMENTS

NOTE 3 -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES -- continued
Agreement with First Union Brokerage Services ("FUBS"), each of the Funds will pay FUBS up to .25 of 1% of average daily net assets of the Funds' Class B and Class C shares. This fee is designed to obtain certain services for shareholders and to maintain the shareholder accounts.

     EFD has advised the Funds that it has retained the following amounts from front-end sales charges resulting from sales of Class A shares during the period ended June 30, 1996:

                                                    FRONT-END
                                                  SALES CHARGES
Intermediate-Term Bond....................           $    --
Intermediate-Term Government..............               212
Short-Intermediate........................            26,528
U.S. Government...........................            31,583

     ORGANIZATIONAL EXPENSES -- U.S. Government's organizational expenses were borne initially by a prior administrator. As a result of the change in the administration agreement, First Union purchased the remaining unreimbursed initial organizational expenses from the prior administrator. U.S. Government will reimburse First Union during the five-year period following its commencement of operations. Pursuant to these arrangements, as of and for the year ended June 30, 1996, U.S. Government has paid and has a remaining liability of $11,688 and $28,385, respectively.

NOTE 4 -- INVESTMENT TRANSACTIONS

     The cost of purchases and proceeds from sales of investments, excluding short-term securities, for the period ended June 30, 1996 were as follows:

                                                                       PURCHASES                           SALES
                                                             U.S. GOVERNMENT       OTHER       U.S. GOVERNMENT       OTHER
Intermediate-Term Bond....................................    $  49,109,694     $10,010,491     $  49,575,656     $23,405,311
Intermediate-Term Government..............................       27,710,156              --        43,688,187              --
Short-Intermediate........................................      202,124,883      81,733,953       189,227,311      65,574,200
U.S. Government...........................................      151,080,199              --        44,437,093              --

     On June 30, 1996, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal tax purposes was as follows:

                                                                      APPRECIATION    DEPRECIATION        NET          TAX COST
Intermediate-Term Bond.............................................    $2,462,587     $ 2,864,690     $  (402,103)   $157,804,849
Intermediate-Term Government.......................................       905,766         570,180         335,586      86,053,052
Short-Intermediate.................................................     3,481,215       7,318,458      (3,837,243)    410,049,754
U.S. Government....................................................       436,598      12,134,414     (11,697,816)    316,389,928

NOTE 5 -- SHARES OF BENEFICIAL INTEREST

     The Funds have an unlimited number of $0.0001 par shares authorized. Each of the funds are divided into four classes which are designated Class A, Class B, Class C and Class Y shares. Class A shares are offered with a front-end sales charge of up to 3.25% for Intermediate-Term Bond, Intermediate-Term Government and Short-Intermediate and up to 4.75% for U.S. Government. Class B shares are offered with a contingent deferred sales charge payable when shares are redeemed which would decline from 5% to zero over a six-year period. Class C shares are sold with a contingent deferred sales charge of 1% for shares redeemed during the first year after purchase. Class Y shares are sold without a sales charge and are available only to investment advisory clients of First Union and its affiliates, certain institutional investors and Class Y shareholders of record of other funds managed by First Union and its affiliates as of December 30, 1994. All classes have identical voting,

                     COMBINED NOTES TO FINANCIAL STATEMENTS
dividend, liquidation and other rights, except that certain classes bear different distribution expenses (see Note 3) and have exclusive voting rights with respect to their distribution plan.

     Transactions in shares of beneficial interest were as follows:

                                                                          TEN MONTHS ENDED                   YEAR ENDED
                                                                           JUNE 30, 1996*                AUGUST 31, 1995**
INTERMEDIATE-TERM BOND                                                 SHARES          AMOUNT          SHARES          AMOUNT
CLASS A
Shares sold......................................................       292,734     $  2,962,857         24,799     $    255,892
Shares issued on reinvestment of distributions...................         3,368           34,080            209            2,134
Shares redeemed..................................................       (20,323 )       (206,789)        (9,442)         (96,968)
Net increase.....................................................       275,779        2,790,148         15,566          161,058
CLASS B
Shares sold......................................................        40,844          415,640             --               --
Shares issued on reinvestment of distributions...................           228            2,296             --               --
Shares redeemed..................................................        (1,244 )        (12,553)            --               --
Net increase.....................................................        39,828          405,383             --               --
CLASS C
Shares sold......................................................         2,450           24,797             --               --
Shares issued on reinvestment of distributions...................            16              167             --               --
Net increase.....................................................         2,466           24,964             --               --
CLASS Y
Shares sold......................................................     3,399,442       35,128,164      1,606,066       16,021,590
Shares issued in acquisition of Evergreen Managed Bond Fund......     7,674,423       79,773,557             --               --
Shares issued on reinvestment of distributions...................       438,427        4,507,655        498,736        4,954,965
Shares redeemed..................................................    (5,208,789 )    (54,641,619)    (2,018,177)     (20,054,880)
Net increase.....................................................     6,303,503       64,767,757         86,625          921,675
Total net increase resulting from Fund
  share transactions.............................................     6,621,576       67,988,252        102,191        1,082,733

* For Class B Shares, the Fund share transaction activity reflects the period January 30, 1996 (commencement of class operations) to June 30, 1996. For Class C Shares, the Fund share transaction activity reflects the period April 29, 1996 (commencement of class operations) to June 30, 1996.

** For Class A Shares, the fund share transaction activity reflects the period
   May 2, 1995 (commencement of class operations) to August 31, 1995.

                     COMBINED NOTES TO FINANCIAL STATEMENTS

                                                                          TEN MONTHS ENDED                   YEAR ENDED
                                                                           JUNE 30, 1996*                AUGUST 31, 1995**
INTERMEDIATE-TERM GOVERNMENT                                           SHARES          AMOUNT          SHARES          AMOUNT
CLASS A
Shares sold......................................................        64,791     $    663,129            879     $      8,925
Shares issued on reinvestment of distributions...................         1,503           15,239             --               --
Shares redeemed..................................................       (17,382)        (175,816)            --               --
Net increase.....................................................        48,912          502,552            879            8,925
CLASS B
Shares sold......................................................        35,925          359,696             --               --
Shares issued on reinvestment of distributiions..................            67              666             --               --
Shares redeemed..................................................            (2)             (23)            --               --
Net increase.....................................................        35,990          360,339             --               --
CLASS C
Shares sold......................................................         3,551           35,538             --               --
Shares issued on reinvestment of distributions...................            26              254             --               --
Shares redeemed..................................................          (324)          (3,205)            --               --
Net increase.....................................................         3,253           32,587             --               --
CLASS Y
Shares sold......................................................     1,257,974       12,770,139      1,999,051       19,833,912
Shares issued on reinvestment of distributions...................       402,054        4,079,359        526,254        5,214,391
Shares redeemed..................................................    (3,404,763)     (34,447,480)    (2,799,781)     (27,796,468)
Net decrease.....................................................    (1,744,735)     (17,597,982)      (274,476)      (2,748,165)
Total net decrease resulting from Fund
  share transactions.............................................    (1,656,580)    ($16,702,504)      (273,597)    ($ 2,739,240)

* For Class B Shares, the Fund share transaction activity reflects the period February 9, 1996 (commencement of class operations) to June 30, 1996. For Class C Shares, the Fund share transaction activity reflects the period April 10, 1996 (commencement of class operations) to June 30, 1996.

** For Class A Shares, the fund share transaction activity reflects the period
   May 2, 1995 (commencement of class operations) to August 31, 1995.

                     COMBINED NOTES TO FINANCIAL STATEMENTS

                                                                             YEAR ENDED                  SIX MONTHS ENDED
                                                                           JUNE 30, 1996                  JUNE 30, 1995
SHORT-INTERMEDIATE                                                    SHARES          AMOUNT          SHARES         AMOUNT
CLASS A
Shares sold......................................................       417,422    $   4,161,754       229,181    $  2,246,501
Shares issued on reinvestment of distributions...................        91,045          906,558        51,319         500,703
Shares redeemed..................................................      (498,266)      (4,979,754)     (403,087)     (3,946,036)
  Net increase (decrease)........................................        10,201           88,558      (122,587)     (1,198,832)
CLASS B
Shares sold......................................................       844,991        8,456,439       101,244         987,765
Shares issued on reinvestment of distributions...................        74,101          739,247        34,321         335,572
Shares redeemed..................................................      (512,788)      (5,128,366)     (252,818)     (2,457,608)
  Net increase (decrease)........................................       406,304        4,067,320      (117,253)     (1,134,271)
CLASS C
Shares sold......................................................        94,089          944,432         2,424          23,946
Shares issued on reinvestment of distributions...................         3,083           30,731           594           5,816
Shares redeemed..................................................       (32,296)        (321,263)       (4,260)        (41,852)
  Net increase (decrease)........................................        64,876          653,900        (1,242)        (12,090)
CLASS Y
Shares sold......................................................    15,667,603      156,775,980     6,633,965      64,819,418
Shares issued on reinvestment of distributions...................     1,726,865       17,202,491     1,084,829      10,581,894
Shares redeemed..................................................   (16,165,702)    (161,849,781)   (9,328,176)    (91,429,481)
  Net increase (decrease)........................................     1,228,766       12,128,690    (1,609,382)    (16,028,169)
Total net increase (decrease) resulting from Fund
  share transactions.............................................     1,710,147    $  16,938,468    (1,850,464)   ($18,373,362)

                     COMBINED NOTES TO FINANCIAL STATEMENTS

                                                                              YEAR ENDED                 SIX MONTHS ENDED
                                                                            JUNE 30, 1996                 JUNE 30, 1995
U.S. GOVERNMENT                                                         SHARES         AMOUNT         SHARES         AMOUNT
CLASS A
Shares sold........................................................      786,564    $  7,560,325       129,542      $1,230,340
Shares issued on reinvestment of distributions.....................       78,565         755,991        38,627         363,779
Shares redeemed....................................................   (1,032,918)     (9,892,163)     (455,148)     (4,253,390)
  Net decrease.....................................................     (167,789)     (1,575,847)     (286,979)     (2,659,271)
CLASS B
Shares sold........................................................    1,702,353      16,401,640       361,937       3,402,126
Shares issued on reinvestment of distributions.....................      533,686       5,138,748       310,078       2,918,499
Shares redeemed....................................................   (4,576,583)    (43,960,576)   (2,281,908)    (21,266,740)
  Net decrease.....................................................   (2,340,544)    (22,420,188)   (1,609,893)    (14,946,115)
CLASS C
Shares sold........................................................       43,395         420,990        21,067         197,099
Shares issued on reinvestment of distributions.....................        1,437          13,783           377           3,563
Shares redeemed....................................................      (12,168)       (117,297)      (14,514)       (136,177)
  Net increase.....................................................       32,664         317,476         6,930          64,485
CLASS Y
Shares sold........................................................   11,801,163     113,796,388       370,297       3,492,186
Shares issued in acquisition of Evergreen U.S. Government
  Securities Fund..................................................      590,505       5,739,713            --              --
Shares issued on reinvestment of distributions.....................      620,463       5,963,291        48,784         459,225
Shares redeemed....................................................   (1,866,525)    (17,896,649)     (383,032)     (3,590,857)
  Net increase.....................................................   11,145,606     107,602,743        36,049         360,554
Total net increase (decrease) resulting from Fund
  share transactions...............................................    8,669,937    $ 83,924,184    (1,853,893)   ($17,180,347)

NOTE 6 -- RESTRICTED SECURITIES

     Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. The Funds' restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Funds' pricing committee. Additional information on each restricted security held at June 30, 1996 is as follows:

                                                               ACQUISITION     ACQUISITION
         FUND                         SECURITY                    DATE            COST
Intermediate-Term Bond     CenFed Financial Corp.                12/15/94      $   500,000
Intermediate-Term Bond     Goldman Sachs Group                     7/8/94          922,280
Intermediate-Term Bond     Jet Equipment Trust                    12/9/94        2,000,000
Intermediate-Term Bond     Progress Capital Holdings               9/6/91        1,998,060
Short-Intermediate         Associated P&C Holdings, Inc.          7/15/93        2,972,350
Short-Intermediate         CenFed Financial Corp.                12/15/94        3,000,000
Short-Intermediate         Metropolitan Life Insurance Co.       10/28/93        4,986,800
Short-Intermediate         Metropolitan Life Insurance Co.        11/8/95        4,998,400

                          INDEPENDENT AUDITORS' REPORT

THE TRUSTEES AND SHAREHOLDERS OF
  EVERGREEN INCOME FUNDS:

     We have audited the statement of assets and liabilities, including the statements of investments for the Evergreen Income Funds, listed below, as of June 30, 1996, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods listed below:

     Evergreen Intermediate-Term Bond Fund (formerly FFB Lexicon Fixed Income
     Fund) -- statements of operations and changes in net assets and financial highlights for the ten-month period ended June 30, 1996.

     Evergreen Intermediate-Term Government Securities Fund (formerly FFB Lexicon Intermediate-Term Government Securities Fund) -- statements of operations and changes in net assets and financial highlights for the ten-month period ended June 30, 1996.

     Evergreen Short-Intermediate Bond Fund (formerly Evergreen Fixed Income
     Fund) -- statement of operations for the year ended June 30, 1996, statements of changes in net assets for the year ended June 30, 1996 and for the six-month period ended June 30, 1995, and the financial highlights for each of the years or periods from January 1, 1992 through June 30, 1996.

     Evergreen U.S. Government Fund -- statement of operations for the year ended June 30, 1996, statements of changes in net assets for the year ended June 30, 1996 and the six-month period ended June 30, 1995, and the financial highlights for each of the years or periods from January 1, 1993 (commencement of operations) through June 30, 1996.

     These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial statements and financial highlights of Evergreen Intermediate-Term Bond Fund and Evergreen Intermediate-Term Government Securities Fund for the years or periods from November 1, 1991 through August 31, 1995 were audited by other auditors whose report dated October 6, 1995 expressed an unqualified opinion on those statements and financial highlights.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to gain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights of the Evergreen Short-Intermediate Bond Fund and Evergreen U.S. Government Fund referred to above and the 1996 financial statements and financial highlights of the Evergreen Intermediate-Term Bond Fund and Evergreen Intermediate-Term Government Securities Fund present fairly, in all material respects, the financial position of each of the four funds constituting Evergreen Income Funds as of June 30, 1996, and the results of their operations, changes in their net assets, and the financial highlights for each of the periods listed in the third preceding paragraph above, in conformity with generally accepted accounting principles.

                                      KPMG PEAT MARWICK LLP

Pittsburgh, Pennsylvania
August 26, 1996

                         EVERGREEN U.S. GOVERNMENT FUND
                            STATEMENT OF INVESTMENTS
(photo of Capitol)
                               DECEMBER 31, 1996
                                  (UNAUDITED)

PRINCIPAL
 AMOUNT
  (000)                                              VALUE
MORTGAGE BACKED SECURITIES -- 53.2%
            FEDERAL HOME LOAN MORTGAGE CORP. -- 11.4%
 $ 15,000   6.50%, 4/1/26........................ $ 14,363,682
    5,755   8.00%, 7/1/17 - 4/1/22...............    5,922,744
    4,059   8.50%, 2/1/17 - 1/1/17...............    4,236,883
    3,801   9.00%, 11/1/19 - 4/1/21..............    4,064,017
    1,463   9.50%, 9/1/20........................    1,583,182
    2,247   10.00%, 12/1/19 - 8/1/21.............    2,464,034
    1,883   10.50%, 12/1/19......................    2,081,124
                                                    34,715,666
            FEDERAL NATIONAL MORTGAGE ASSN. -- 16.5%
    5,115   6.50%, 1/1/24........................    4,886,866
   18,215   7.00%, 8/1/25 - 9/1/25...............   17,844,749
   12,568   7.50%, 7/1/23 - 7/1/25...............   12,580,108
   12,348   8.00%, 8/1/25........................   12,597,976
    1,903   9.50%, 6/1/22........................    2,055,373
                                                    49,965,072
            GOVERNMENT NATIONAL MORTGAGE ASSN. -- 25.3%
   15,323   7.00%, 12/15/22 - 11/15/23...........   15,011,886
   11,141   7.50%, 2/15/22 - 3/15/23.............   11,162,249
   21,725   8.00%, 2/15/23 - 8/15/24.............   22,270,032
   12,362   8.50%, 12/15/21 - 7/15/24............   12,856,954
    6,191   9.00%, 1/15/20 - 6/15/21.............    6,531,802
    6,709   9.50%, 1/15/19 - 2/15/21.............    7,256,314
    1,457   10.00%, 12/15/18.....................    1,599,547
                                                    76,688,784
              TOTAL MORTGAGE BACKED SECURITIES
                 (COST $162,566,794).............  161,369,522

PRINCIPAL
 AMOUNT
  (000)                                              VALUE
U. S. TREASURY OBLIGATIONS -- 45.1%
            U.S. TREASURY BONDS -- 22.7%
 $ 17,930   8.125%, 8/15/19...................... $ 20,725,950
    8,100   8.50%, 2/15/20.......................    9,722,527
    3,650   8.75%, 11/15/08......................    4,100,545
    3,080   8.75%, 8/15/20.......................    3,793,211
   14,010   8.875%, 8/15/17......................   17,297,965
   10,300   9.25%, 2/15/16.......................   13,071,339
                                                    68,711,537
            U.S. TREASURY NOTES -- 22.4%
   12,000   7.75%, 11/30/99......................   12,536,244
    9,800   7.75%, 1/31/00.......................   10,259,375
   21,500   7.875%, 11/15/99.....................   22,534,687
    8,050   8.25%, 7/15/98.......................    8,324,199
   13,700   9.25%, 8/15/98.......................   14,393,563
                                                    68,048,068
              TOTAL U. S. TREASURY OBLIGATIONS
                 (COST $142,348,034).............  136,759,605
REPURCHASE AGREEMENT -- .6%
    1,868   Donaldson, Lufkin & Jenrette
            Securities Corp., 6.50% dated
            12/31/96, due 1/2/97, --
            collateralized by $1,759,000 U.S.
            Treasury Notes, 8.00%, due 5/15/01;
            value, including accrued interest
            $1,906,836
                 (COST $1,868,175)...............    1,868,175

              TOTAL INVESTMENTS --
                (COST $306,783,003)....  98.9%   299,997,302
                OTHER ASSETS AND
                  LIABILITIES -- NET...   1.1      3,367,285
                NET ASSETS............. 100.0%  $303,364,587

See accompanying notes to financial statements.

                         EVERGREEN U.S. GOVERNMENT FUND
                      STATEMENT OF ASSETS AND LIABILITIES
(photo of Capitol)
                               DECEMBER 31, 1996
                                  (UNAUDITED)

ASSETS:
   Investments at value (identified cost $306,783,003)...........................................................  $299,997,302
   Interest receivable...........................................................................................     4,418,903
   Receivable for Fund shares sold...............................................................................       155,949
   Prepaid expenses..............................................................................................        20,910
         Total assets............................................................................................   304,593,064
LIABILITIES:
   Distributions payable.........................................................................................       488,668
   Payable for Fund shares repurchased...........................................................................       335,834
   Accrued expenses..............................................................................................       151,151
   Accrued advisory fee..........................................................................................       127,405
   Distribution fee payable......................................................................................       112,391
   Payable for administration fee................................................................................        13,028
         Total liabilities.......................................................................................     1,228,477
NET ASSETS.......................................................................................................  $303,364,587
NET ASSETS CONSIST OF:
   Paid-in capital...............................................................................................  $326,001,924
   Accumulated net realized loss on investment transactions......................................................   (15,851,636)
   Net unrealized depreciation of investments....................................................................    (6,785,701)
         Net assets..............................................................................................  $303,364,587
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares ($18,986,757 divided by 1,993,236 shares of beneficial interest outstanding)...................  $       9.53
   Sales charge -- 4.75% of offering price.......................................................................           .48
      Maximum offering price.....................................................................................  $      10.01
   Class B Shares ($155,899,972 divided by 16,366,013 shares of beneficial interest outstanding).................  $       9.53
   Class C Shares ($712,588 divided by 74,810 shares of beneficial interest outstanding).........................  $       9.53
   Class Y Shares ($127,765,270 divided by 13,412,292 shares of beneficial interest outstanding).................  $       9.53

See accompanying notes to financial statements.

                         EVERGREEN U.S. GOVERNMENT FUND
                            STATEMENT OF OPERATIONS
(photo of Capitol)
                       SIX MONTHS ENDED DECEMBER 31, 1996
                                  (UNAUDITED)

INVESTMENT INCOME:
   Interest.........................................................................................             $11,634,902
EXPENSES:
   Advisory fee.....................................................................................  $772,308
   Administrative personnel and services fees.......................................................    71,525
   Distribution fee -- Class A Shares...............................................................    24,744
   Distribution fee -- Class B Shares...............................................................   607,145
   Shareholder services fee -- Class B Shares.......................................................   202,382
   Distribution fee -- Class C Shares...............................................................     2,842
   Shareholder services fee -- Class C Shares.......................................................       947
   Transfer agent fee...............................................................................   108,190
   Custodian fee....................................................................................    69,961
   Registration and filing fees.....................................................................    33,359
   Reports and notices to shareholders..............................................................    28,307
   Professional fees................................................................................    22,729
   Trustees' fees and expenses......................................................................     3,787
   Miscellaneous....................................................................................    16,142
         Total expenses.............................................................................               1,964,368
Net investment income...............................................................................               9,670,534
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized loss on investment transactions.....................................................              (1,535,542)
   Net decrease in unrealized depreciation of investments...........................................               4,912,115
Net gain on investments.............................................................................               3,376,573
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................................................             $13,047,107

See accompanying notes to financial statements.

                         EVERGREEN U.S. GOVERNMENT FUND
(photo of Capitol)
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                SIX MONTHS
                                                                                                  ENDED           YEAR
                                                                                               DECEMBER 31,      ENDED
                                                                                                   1996         JUNE 30,
                                                                                               (UNAUDITED)        1996
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income.....................................................................  $  9,670,534   $ 18,766,488
   Net realized loss on investments..........................................................    (1,535,542)    (3,731,984)
   Net change in unrealized depreciation of investments......................................     4,912,115     (3,860,415)
      Net increase in net assets resulting from operations...................................    13,047,107     11,174,089
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
   Class A Shares............................................................................      (648,707)    (1,406,673)
   Class B Shares............................................................................    (4,698,473)   (10,727,964)
   Class C Shares............................................................................       (22,000)       (28,511)
   Class Y Shares............................................................................    (4,301,354)    (6,603,340)
      Total distributions to shareholders....................................................    (9,670,534)   (18,766,488)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold.................................................................    14,615,215    138,179,343
   Proceeds from shares issued in acquisition of Evergreen U.S. Government Securities Fund...            --      5,739,713
   Proceeds from reinvestment of distributions...............................................     6,496,044     11,871,813
   Payment for shares redeemed...............................................................   (29,673,989)   (71,866,685)
      Net increase (decrease) resulting from Fund share transactions.........................    (8,562,730)    83,924,184
         Net increase (decrease) in net assets...............................................    (5,186,157)    76,331,785
NET ASSETS:
   Beginning of period.......................................................................   308,550,744    232,218,959
   End of period.............................................................................  $303,364,587   $308,550,744

See accompanying notes to financial statements.

                       EVERGREEN U.S. GOVERNMENT FUND --
                           CLASS A AND CLASS B SHARES
(photo of Capitol)
                              FINANCIAL HIGHLIGHTS

                                                          CLASS A SHARES                                    CLASS B SHARES
                                   SIX MONTHS                                       JANUARY 11,    SIX MONTHS
                                     ENDED        YEAR    SIX MONTHS                   1993*         ENDED        YEAR    SIX MONTHS
                                  DECEMBER 31,   ENDED      ENDED      YEAR ENDED     THROUGH     DECEMBER 31,   ENDED      ENDED
                                      1996      JUNE 30,   JUNE 30,   DECEMBER 31,  DECEMBER 31,      1996      JUNE 30,   JUNE 30,
                                  (UNAUDITED)     1996      1995#         1994          1993      (UNAUDITED)     1996      1995#
PER SHARE DATA:
Net asset value, beginning of
  period.........................      $9.42       $9.65      $9.07       $10.05        $10.00         $9.42       $9.65      $9.07
Income (loss) from investment
  operations:
  Net investment income..........        .31         .63        .33          .66           .68           .28         .56        .29
  Net realized and unrealized
    gain (loss) on investments...        .11        (.23)       .58         (.98)          .05           .11        (.23)       .58
    Total from investment
      operations.................        .42         .40        .91         (.32)          .73           .39         .33        .87
Less distributions to
  shareholders from net
  investment income..............       (.31)       (.63)      (.33)        (.66)         (.68)         (.28)       (.56)      (.29)
Net asset value, end of period...      $9.53       $9.42      $9.65        $9.07        $10.05         $9.53       $9.42      $9.65
TOTAL RETURN+....................       4.6%        4.3%      10.2%        (3.2%)         7.4%          4.2%        3.5%       9.8%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's
  omitted).......................    $18,987     $20,345    $22,445      $23,706       $38,851      $155,900    $165,988   $192,490
Ratios to average net assets:
  Expenses.......................       .98%++      .99%      1.04%++**       .96%**       .68%++**      1.73%++    1.74%  1.79%++**
  Net investment income..........      6.55%++     6.61%      7.07%++**      6.97%**      6.93%++**      5.80%++    5.85%  6.32%++**
Portfolio turnover rate..........         5%         23%         0%          19%           39%            5%         23%         0%


                                                 JANUARY 11,
                                                    1993*
                                    YEAR ENDED     THROUGH
                                   DECEMBER 31,  DECEMBER 31,
                                       1994          1993
PER SHARE DATA:
Net asset value, beginning of
  period.........................      $10.05        $10.00
Income (loss) from investment
  operations:
  Net investment income..........         .61           .63
  Net realized and unrealized
    gain (loss) on investments...        (.98)          .05
    Total from investment
      operations.................        (.37)          .68
Less distributions to
  shareholders from net
  investment income..............        (.61)         (.63)
Net asset value, end of period...       $9.07        $10.05
TOTAL RETURN+....................       (3.8%)         6.9%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's
  omitted).......................    $195,571      $236,696
Ratios to average net assets:
  Expenses.......................       1.54%**       1.19%++**
  Net investment income..........       6.42%**       6.44%++**
Portfolio turnover rate..........         19%           39%

#  The Fund changed its fiscal year end from December 31 to June 30.
*  Commencement of class operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge is not reflected.
++ Annualized.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets would have been the following:

                                                                      CLASS A SHARES                     CLASS B SHARES
                                                                                      JANUARY 11,
                                                        SIX MONTHS                       1993*      SIX MONTHS
                                                          ENDED        YEAR ENDED       THROUGH       ENDED      YEAR ENDED
                                                         JUNE 30,     DECEMBER 31,    DECEMBER 31,   JUNE 30,   DECEMBER 31,
                                                          1995#           1994            1993        1995#         1994
Expenses.............................................      1.05%          1.00%            .99%        1.80%        1.58%
Net investment income................................      7.06%          6.93%           6.62%        6.31%        6.38%


                                                       JANUARY 11,
                                                          1993*
                                                         THROUGH
                                                       DECEMBER 31,
                                                           1993
Expenses.............................................      1.50%
Net investment income................................      6.13%

See accompanying notes to financial statements.

                       EVERGREEN U.S. GOVERNMENT FUND --
                           CLASS C AND CLASS Y SHARES
(photo of Capitol)
                              FINANCIAL HIGHLIGHTS

                                                  CLASS C SHARES                              CLASS Y SHARES
                                  SIX MONTHS                          SEPTEMBER 2,   SIX MONTHS
                                    ENDED        YEAR    SIX MONTHS      1994*         ENDED        YEAR    SIX MONTHS
                                 DECEMBER 31,   ENDED       ENDED       THROUGH     DECEMBER 31,   ENDED       ENDED
                                     1996      JUNE 30,   JUNE 30,    DECEMBER 31,      1996      JUNE 30,   JUNE 30,
                                 (UNAUDITED)     1996       1995#         1994      (UNAUDITED)     1996       1995#
PER SHARE DATA:
Net asset value, beginning of
  period........................      $9.42      $9.65       $9.07        $9.39          $9.42       $9.65      $9.07
Income (loss) from investment
  operations:
  Net investment income.........        .28        .56         .29          .20            .32         .66        .34
  Net realized and unrealized
    gain (loss) on
    investments.................        .11       (.23)        .58         (.32)           .11        (.23)       .58
    Total from investment
      operations................        .39        .33         .87         (.12)           .43         .43        .92
Less distributions to
  shareholders from net
  investment income.............       (.28)      (.56)       (.29)        (.20)          (.32)       (.66)      (.34)
Net asset value, end of
  period........................      $9.53      $9.42       $9.65        $9.07          $9.53       $9.42      $9.65
TOTAL RETURN+...................       4.2%       3.5%        9.8%        (1.3%)          4.7%        4.5%      10.3%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's
  omitted)......................       $713       $649        $350         $266       $127,765    $121,569    $16,934
Ratios to average net assets:
  Expenses......................      1.73%++    1.74%       1.79%++**     1.71%++**       .73%++     .74%       .79%++**
  Net investment income.........      5.81%++    5.87%       6.36%++**     6.70%++**      6.80%++    6.86%      7.31%++**
Portoflio turnover rate.........         5%        23%          0%          19%             5%         23%         0%


                                                SEPTEMBER 2,
                                                   1993*
                                   YEAR ENDED     THROUGH
                                  DECEMBER 31,  DECEMBER 31,
                                      1994          1993
PER SHARE DATA:
Net asset value, beginning of
  period........................      $10.05        $10.25
Income (loss) from investment
  operations:
  Net investment income.........         .69           .25
  Net realized and unrealized
    gain (loss) on
    investments.................        (.98)         (.20)
    Total from investment
      operations................        (.29)          .05
Less distributions to
  shareholders from net
  investment income.............        (.69)         (.25)
Net asset value, end of
  period........................       $9.07        $10.05
TOTAL RETURN+...................       (2.9%)          .5%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's
  omitted)......................     $15,595       $14,486
Ratios to average net assets:
  Expenses......................        .71%**        .48%++**
  Net investment income.........       7.27%**       7.20%++**
Portoflio turnover rate.........         19%           39%

#  The Fund changed its fiscal year end from December 31 to June 30.
*  Commencement of class operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Contingent deferred sales charges are not reflected.
++ Annualized.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets would have been the following:

                                                                       CLASS C SHARES                CLASS Y SHARES
                                                                               SEPTEMBER 2,
                                                                  SIX MONTHS      1994*        SIX MONTHS
                                                                     ENDED       THROUGH         ENDED        YEAR ENDED
                                                                   JUNE 30,    DECEMBER 31,     JUNE 30,     DECEMBER 31,
                                                                     1995#         1994          1995#           1994
Expenses.......................................................       1.80%        1.75%           .80%           .75%
Net investment income..........................................       6.34%        6.66%          7.30%          7.23%


                                                                 SEPTEMBER 2,
                                                                    1993*
                                                                   THROUGH
                                                                 DECEMBER 31,
                                                                     1993
Expenses.......................................................       .79%
Net investment income..........................................      6.89%

See accompanying notes to financial statements.

                     COMBINED NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND NATURE OF OPERATIONS

     The Evergreen Income Funds (the "Funds") are each a separate series of open-end management companies registered under the Investment Company Act of 1940, as amended (the "Act"). The Evergreen Income Funds consist of Evergreen Intermediate-Term Bond Fund ("Intermediate-Term Bond"), Evergreen Intermediate-Term Government Securities Fund ("Intermediate-Term Government"), Evergreen Short-Intermediate Bond Fund ("Short-Intermediate") and Evergreen U.S. Government Fund ("U.S. Government"), collectively referred to as the Funds.

     The investment objective of Intermediate-Term Bond is to maximize current yield consistent with the preservation of capital. The investment objective of Intermediate-Term Government is to preserve principal value and maintain a high degree of liquidity while providing current income. Short-Intermediate's investment objective is to attain a high level of current income, with capital growth as a secondary objective, through investment in a broad range of investment grade debt securities. U.S. Government's investment objective is to achieve a high level of current income consistent with stability of principal.

     Effective at the close of business on July 7, 1995, U.S. Government acquired substantially all of the net assets of Evergreen U.S. Government Securities Fund through the issuance of 590,505 of its Class Y shares in exchange for Evergreen U.S. Government Securities Fund's net assets valued at $5,739,713. The aggregate net assets immediately after the acquisition was $233,475,732. The acquired net assets, in this non-taxable transaction, consisted primarily of portfolio securities with unrealized appreciation of $24,133.

     Effective January 1, 1996, First Union Corporation, the corporate parent of First Union National Bank of North Carolina ("First Union"), each Fund's current investment adviser, consummated a merger (the "Bank Merger") with First Fidelity Bancorporation, the corporate parent of First Fidelity Bank, N.A. ("FFB"), Intermediate-Term Bond and Intermediate-Term Government's prior investment adviser. Effective January 19, 1996, each of the FFB Lexicon Funds, open-end management investment companies registered under the Act, including FFB Lexicon Fixed Income Fund and FFB Lexicon Intermediate-Term Government Securities Fund (the "Lexicon Funds"), joined the Evergreen Funds (the "Fund Combinations").FFB Lexicon Fixed Income Fund was renamed Evergreen Intermediate-Term Bond Fund. FFB Lexicon Intermediate-Term Government Securities Fund was renamed Evergreen Intermediate-Term Government Securities Fund. Shares of each of the Lexicon Fund's class previously known as the Institutional Class were redesignated as each respective Fund's Class Y Shares. Shares of each of the Lexicon Fund's class previously known as the Investor Class were redesignated as each respective Fund's Class A Shares. See Note 5 for a description of each of the classes.

     Effective at the close of business on February 29, 1996, Intermediate-Term Bond acquired substantially all of the net assets of Evergreen Managed Bond Fund through the issuance of 7,674,423 of its Class Y shares in exchange for Managed Bond's net assets valued at $79,773,557. The aggregate net assets immediately after the acquisition was $158,097,520. The acquired net assets, in this non-taxable transaction, consisted primarily of portfolio securities with unrealized appreciation of $1,789,417.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

     SECURITY VALUATIONS -- U.S. government obligations are valued at the mean between the over-the-counter bid and ask price as furnished by an independent pricing service. Corporate bonds (and other fixed income and asset-backed securities) are valued at the last sale price reported on national securities exchanges on that day, if available. Otherwise, corporate bonds

                     COMBINED NOTES TO FINANCIAL STATEMENTS
and asset-backed securities are valued at the mean between the over-the-counter bid and ask price provided by an independent pricing service. Short-term securities when purchased with remaining maturities of sixty days or less are stated at amortized cost which approximates market value.

     SECURITY TRANSACTIONS -- Security transactions are accounted for on the date purchased or sold. Net realized gains or losses are determined on the identified cost basis.

     INVESTMENT INCOME AND EXPENSES -- Interest income and expenses are accrued daily. Premiums and discounts paid on securities are amortized or accreted into interest income as required by the Internal Revenue Code, as amended, (the "Code").

     REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the Federal Reserve Bank and are designated as being held on each Fund's behalf by its custodian under a book-entry system. Each Fund monitors the adequacy of the collateral on a daily basis and can require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment adviser to be creditworthy pursuant to guidelines established by the Trustees.

     DIVIDENDS TO SHAREHOLDERS -- Dividends from net investment income for U.S. Government are declared daily and paid monthly. Dividends from net investment income are declared and paid monthly for Intermediate-Term Bond, Intermediate-Term Government and Short-Intermediate. Dividends from net realized capital gains on investments, if any, will be distributed at least annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from the amounts available under generally accepted accounting principles. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets.

     ALLOCATION OF EXPENSES -- Expenses specifically indentifiable to a class of shares are charged to that class. Expenses common to a Trust as a whole are allocated to the funds in that Trust. Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

     INCOME TAXES -- It is each Fund's policy to meet the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its taxable net income to its shareholders. Accordingly, no provisions for Federal income or excise taxes are necessary. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains. Capital losses incurred after October 31 within each Funds fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.

     At June 30, 1996, each Fund's most recent fiscal year end, the Funds had capital loss carryforwards as follows:

                                                                EXPIRATION
                                               2001          2002         2003         2004
Intermediate-Term Bond                      $1,440,454    $  788,954    $117,850    $  211,288
Intermediate-Term Government                        --            --     955,860     1,140,365
Short Intermediate                                  --     6,020,616          --     3,372,152
U.S. Government                              1,978,402     6,521,597          --     2,973,341

     At June 30, 1996, Short Intermediate and U.S. Government had post October loss deferrals of $3,921,854 and $2,842,754, respectively.

     WHEN ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Funds record when-issued or delayed delivery transactions on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

                     COMBINED NOTES TO FINANCIAL STATEMENTS

     DEFERRED ORGANIZATIONAL EXPENSES -- The costs incurred with respect to Intermediate-Term Bond's and Intermediate-Term Government's organization have been deferred and are being amortized using the straight-line method not to exceed a period of 60 months from each Fund's commencement of operations.

     USE OF ESTIMATES -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

NOTE 3 -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     INVESTMENT ADVISORY AGREEMENT -- First Union is each Fund's investment adviser and is entitled to receive an annual fee based on each Fund's average daily net assets as follows:

Intermediate-Term Bond..................         .60%
Intermediate-Term Government............         .60%
Short Intermediate......................         .50%
U.S. Government.........................         .50%

     For Intermediate-Term Bond and Intermediate-Term Government, First Union voluntarily waived $61,436 and $45,816, respectively, of its advisory fee for the six-month period ended December 31, 1996. First Union may modify or terminate these voluntary waivers at any time.

     ADMINISTRATIVE AGREEMENT -- Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly owned subsidiary of First Union, is each Fund's administrator and Furman Selz LLC ("Furman Selz") was sub-administrator through December 31, 1996. As sub-administrator, Furman Selz provided the officers for the Funds. Evergreen Asset's and Furman Selz' fees were based on the average daily net assets of all of the funds administered by Evergreen Asset for which either First Union or Evergreen Asset was also the investment adviser. This fee was calculated at the following annual rates:

  ADMINISTRATION FEE                  AVERAGE DAILY NET ASSETS
        0.050%                        on the first $7 billion
        0.035%                        on the next $3 billion
        0.030%                        on the next $5 billion
        0.020%                        on the next $10 billion
        0.015%                        on the next $5 billion
        0.010%                        in excess of $30 billion


SUB-ADMINISTRATION FEE                AVERAGE DAILY NET ASSETS
        0.0100%                       on the first $7 billion
        0.0075%                       on the next $3 billion
        0.0050%                       on the next $15 billion
        0.0040%                       in excess of $25 billion

     At December 31, 1996, net assets for which Evergreen Asset was the administrator for which either Evergreen Asset or First Union was the investment adviser totalled approximately $17.0 billion.

     Effective January 1, 1997, Bisys Group, Inc. ("Bisys") acquired Furman Selz' mutual fund unit and accordingly, Bisys Fund Services became sub-administrator. The administration fee structure has remained unchanged.

     PLANS OF DISTRIBUTION AND SHAREHOLDER SERVICING -- The Funds have adopted distribution plans ("Plans") pursuant to Rule 12b-1 under the Act for their Class A, Class B and Class C shares. Under the terms of the Plans, each Fund may incur distribution-related expenses which may not exceed an annual rate of .75 of 1% of the average daily net assets attributable to

                     COMBINED NOTES TO FINANCIAL STATEMENTS

NOTE 3 -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES -- continued
the Class A, Class B, and Class C shares of Short Intermediate and U.S. Government, .50 of 1% of the average daily net assets of the Class A shares of Intermediate-Term Bond and Intermediate-Term Government and 1% of the average daily net assets of Class B and C shares of Intermediate-Term Bond and Intermediate-Term Government. Payments under the Plans adopted with respect to Class A shares are currently voluntarily limited to, (as a percentage of average daily net assets attributable to Class A shares), .10 of 1% for Short-Intermediate and .25 of 1% for Intermediate-Term Bond, Intermediate-Term Government and U.S. Government. The Plans provide that a portion of the fee payable for Class B and Class C shares may constitute a shareholder servicing fee to be used for providing ongoing personal services and/or the maintenance of shareholder accounts. Short-Intermediate and U.S. Government have also adopted a shareholder service plan with respect to their Class B and Class C shares which permits each of these Funds to incur a fee of up to .25 of 1% of the average daily net assets attributable to the Class B and Class C shares for ongoing personal services and/or the maintenance of shareholder accounts.

     Each Fund has entered into a distribution agreement with Evergreen Keystone Distributor, Inc. ("EKD") (formerly Evergreen Funds Distributor, Inc.), a subsidiary of Furman Selz. Under their agreements, each Fund will compensate EKD for its services at a rate which may not exceed an annual rate of .25 of 1% of its average daily net assets attributable to Class A shares, Short-Intermediate and U.S. Government will compensate EKD at an annual rate of .75 of 1% of its average daily net assets attributable to their Class B and Class C shares and Intermediate-Term Bond and Intermediate-Term Government will compensate EKD at an annual rate of 1% of its average daily net assets. The distribution agreements provide that EKD will use the distribution fees to promote sale of shares of the Funds. A portion of Intermediate-Term Bond's and Intermediate-Term Government's fees up to .25 of 1% of average daily net assets constitutes a shareholder services fee. For the six-month period ended December 31, 1996, EKD voluntarily limited its Class A distribution fees for Intermediate-Term Bond, Intermediate-Term Government and Short-Intermediate to .04 of 1%, .04 of 1% and
 .10 of 1% of average daily net assets, respectively.

     Short Intermediate and U.S. Government have entered into a Shareholder Services agreement with First Union Brokerage Services ("FUBS"), an affiliate of First Union, whereby they will compensate FUBS up to an annual rate of .25 of 1% of its Class B and Class C shares average daily net assets for certain services provided to shareholders and/or maintenance of shareholder accounts.

     With the acquisition of Furman Selz' mutual fund unit by Bisys effective January 1, 1997, EKD became a subsidiary of Bisys.

     EKD has advised the Funds that it has retained the following amounts from front-end sales charges resulting from sales of Class A shares during the six-month period ended December 31, 1996:

                                                    FRONT-END
                                                  SALES CHARGES
Intermediate-Term Bond....................           $   209
Intermediate-Term Government..............               281
Short-Intermediate........................             4,968
U.S. Government...........................             2,292

     ORGANIZATIONAL EXPENSES -- U.S. Government's organizational expenses were borne initially by a prior administrator. As a result of the change in the administration agreement, First Union purchased the remaining unreimbursed initial organizational expenses from the prior administrator. U.S. Government will reimburse First Union during the five-year period following its commencement of operations. Pursuant to these arrangements, as of and for the six-month period ended December 31, 1996, U.S. Government has paid and has a remaining liability of $11,688 and $16,697, respectively.

                     COMBINED NOTES TO FINANCIAL STATEMENTS

NOTE 3 -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES -- continued
     OTHER SERVICES WITH AFFILIATES -- State Street Bank & Trust Company ("State Street") is the transfer agent, dividend disbursing agent and shareholder servicing agent for the Funds. For certain accounts in Intermediate-Term Bond, Short Intermediate and U.S. Government, First Union has been sub-contracted by State Street to maintain shareholder sub-account records, take fund purchase and redemption orders and answer inquiries. For each account, First Union is entitled to a monthly fee which totaled $14,245, $80,228, and $53,131 for Intermediate-Term Bond, Short Intermediate and U.S. Government, respectively, for the six months ended December 31, 1996.

NOTE 4 -- INVESTMENT TRANSACTIONS

     The cost of purchases and proceeds from sales of investments, excluding short-term securities, for the six-month period ended December 31, 1996 were as follows:

                                                                       PURCHASES                           SALES
                                                             U.S. GOVERNMENT       OTHER       U.S. GOVERNMENT       OTHER
Intermediate-Term Bond....................................     $63,011,061      $ 3,410,225      $55,942,786      $ 3,740,869
Intermediate-Term Government..............................      24,874,628               --       25,734,891          957,762
Short-Intermediate........................................      59,121,027       32,634,255       23,815,449       33,263,282
U.S. Government...........................................      14,549,997               --       23,454,555               --

     On December 31, 1996, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal tax purposes was as follows:

                                                                       APPRECIATION    DEPRECIATION       NET          TAX COST
Intermediate-Term Bond..............................................    $3,847,829      $1,579,551     $2,268,278    $162,937,491
Intermediate-Term Government........................................       984,901         375,447        609,454      85,352,905
Short-Intermediate..................................................     5,142,341       5,358,601       (216,260)    401,340,986
U.S. Government.....................................................     1,047,337       7,833,038     (6,785,701)    306,783,003

NOTE 5 -- SHARES OF BENEFICIAL INTEREST

     The Funds have an unlimited number of $0.0001 par shares authorized. Each of the funds are divided into four classes which are designated Class A, Class B, Class C and Class Y shares. Class A shares are offered with a front-end sales charge of up to 3.25% for Intermediate-Term Bond, Intermediate-Term Government and Short-Intermediate and up to 4.75% for U.S. Government. Class B shares are offered with a contingent deferred sales charge payable when shares are redeemed which would decline from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares seven years after the date of purchase. Class C shares are sold with a contingent deferred sales charge of 1% for shares redeemed during the first year after purchase. Class Y shares are sold without a sales charge and are available only to investment advisory clients of First Union and its affiliates, certain institutional investors and Class Y shareholders of record of other funds managed by First Union and its affiliates as of December 30, 1994. All classes have identical voting, dividend, liquidation and other rights, except that certain classes bear different distribution expenses (see Note 3) and have exclusive voting rights with respect to their distribution plan.

                     COMBINED NOTES TO FINANCIAL STATEMENTS

     Transactions in shares of beneficial interest were as follows:

                                                                            SIX MONTHS ENDED
                                                                           DECEMBER 31, 1996              TEN MONTHS ENDED
                                                                              (UNAUDITED)                  JUNE 30, 1996*
INTERMEDIATE-TERM BOND                                                   SHARES         AMOUNT         SHARES         AMOUNT
CLASS A
Shares sold.........................................................       44,808    $    456,239       292,734    $  2,962,857
Shares issued on reinvestment of distributions......................        8,696          88,265         3,368          34,080
Shares redeemed.....................................................      (38,547)       (392,639)      (20,323)       (206,789)
Net increase........................................................       14,957         151,865       275,779       2,790,148
CLASS B
Shares sold.........................................................       37,854         385,431        40,844         415,640
Shares issued on reinvestment of distributions......................          876           8,904           228           2,296
Shares redeemed.....................................................       (1,662)        (16,881)       (1,244)        (12,553)
Net increase........................................................       37,068         377,454        39,828         405,383
CLASS C
Shares sold.........................................................           --              --         2,450          24,797
Shares issued on reinvestment of distributions......................           60             623            16             167
Net increase........................................................           60             623         2,466          24,964
CLASS Y
Shares sold.........................................................    2,222,641      22,572,892     3,399,442      35,128,164
Shares issued in acquisition of Evergreen Managed Bond Fund.........           --              --     7,674,423      79,773,557
Shares issued on reinvestment of distributions......................      339,194       3,440,408       438,427       4,507,655
Shares redeemed.....................................................   (2,177,340)    (22,195,387)   (5,208,789)    (54,641,619)
Net increase........................................................      384,495       3,817,913     6,303,503      64,767,757
Total net increase resulting from Fund
  share transactions................................................      436,580    $  4,347,855     6,621,576    $ 67,988,252

* For Class B Shares, the Fund share transaction activity reflects the period January 30, 1996 (commencement of class operations) to June 30, 1996. For Class C Shares, the Fund share transaction activity reflects the period April 29, 1996 (commencement of class operations) to June 30, 1996.

                     COMBINED NOTES TO FINANCIAL STATEMENTS

                                                                             SIX MONTHS ENDED
                                                                             DECEMBER 31, 1996            TEN MONTHS ENDED
                                                                                (UNAUDITED)                JUNE 30, 1996*
INTERMEDIATE-TERM GOVERNMENT                                               SHARES       AMOUNT         SHARES         AMOUNT
CLASS A
Shares sold............................................................     10,568    $   105,314        64,791    $    663,129
Shares issued on reinvestment of distributions.........................      1,169         12,052         1,503          15,239
Shares redeemed........................................................     (2,157)       (21,801)      (17,382)       (175,816)
Net increase...........................................................      9,580         95,565        48,912         502,552
CLASS B
Shares sold............................................................     29,530        295,565        35,925         359,696
Shares issued on reinvestment of distributions.........................        593          6,116            67             666
Shares redeemed........................................................       (104)        (1,053)           (2)            (23)
Net increase...........................................................     30,019        300,628        35,990         360,339
CLASS C
Shares sold............................................................      1,718         17,173         3,551          35,538
Shares issued on reinvestment of distributions.........................         55            696            26             254
Shares redeemed........................................................     (1,913)       (19,197)         (324)         (3,205)
Net increase (decrease)................................................       (140)        (1,328)        3,253          32,587
CLASS Y
Shares sold............................................................    569,305      5,338,629     1,257,974      12,770,139
Shares issued on reinvestment of distributions.........................    207,196      2,524,165       402,054       4,079,359
Shares redeemed........................................................   (980,110)    (9,873,553)   (3,404,763)    (34,447,480)
Net decrease...........................................................   (203,609)    (2,010,759)   (1,744,735)    (17,597,982)
Total net decrease resulting from Fund
  share transactions...................................................   (164,150)   ($1,615,894)   (1,656,580)   ($16,702,504)

* For Class B Shares, the Fund share transaction activity reflects the period February 9, 1996 (commencement of class operations) to June 30, 1996. For Class C Shares, the Fund share transaction activity reflects the period April 10, 1996 (commencement of class operations) to June 30, 1996.

                     COMBINED NOTES TO FINANCIAL STATEMENTS

                                                                        SIX MONTHS ENDED
                                                                        DECEMBER 31, 1996                  YEAR ENDED
                                                                           (UNAUDITED)                   JUNE 30, 1996
SHORT-INTERMEDIATE                                                   SHARES          AMOUNT         SHARES          AMOUNT
CLASS A
Shares sold.....................................................       331,347    $  3,286,067        417,422    $   4,161,754
Shares issued on reinvestment of distributions..................        47,574         468,795         91,045          906,558
Shares redeemed.................................................      (269,901)     (2,673,493)      (498,266)      (4,979,754)
  Net increase..................................................       109,020       1,081,369         10,201           88,558
CLASS B
Shares sold.....................................................       299,763       2,960,585        844,991        8,456,439
Shares issued on reinvestment of distributions..................        42,954         423,948         74,101          739,247
Shares redeemed.................................................      (193,875)     (1,915,176)      (512,788)      (5,128,366)
  Net increase..................................................       148,842       1,469,357        406,304        4,067,320
CLASS C
Shares sold.....................................................        23,280         232,354         94,089          944,432
Shares issued on reinvestment of distributions..................         2,199          21,713          3,083           30,731
Shares redeemed.................................................       (30,373)       (300,440)       (32,296)        (321,263)
  Net increase (decrease).......................................        (4,894)        (46,373)        64,876          653,900
CLASS Y
Shares sold.....................................................     5,459,795      53,958,263     15,667,603      156,775,980
Shares issued on reinvestment of distributions..................       734,989       7,232,226      1,726,865       17,202,491
Shares redeemed.................................................    (5,018,608)    (49,497,159)   (16,165,702)    (161,849,781)
  Net increase..................................................     1,176,176      11,693,330      1,228,766       12,128,690
Total net increase resulting from Fund
  share transactions............................................     1,429,144    $ 14,197,683      1,710,147    $  16,938,468

                     COMBINED NOTES TO FINANCIAL STATEMENTS

                                                                           SIX MONTHS ENDED
                                                                          DECEMBER 31, 1996                 YEAR ENDED
                                                                             (UNAUDITED)                  JUNE 30, 1996
U.S. GOVERNMENT                                                         SHARES         AMOUNT         SHARES         AMOUNT
CLASS A
Shares sold........................................................       74,664    $    707,976       786,564    $  7,560,325
Shares issued on reinvestment of distributions.....................       36,835         349,011        78,565         755,991
Shares redeemed....................................................     (277,315)     (2,626,266)   (1,032,918)     (9,892,163)
  Net decrease.....................................................     (165,816)     (1,569,279)     (167,789)     (1,575,847)
CLASS B
Shares sold........................................................      505,154       4,785,735     1,702,353      16,401,640
Shares issued on reinvestment of distributions.....................      242,605       2,298,899       533,686       5,138,748
Shares redeemed....................................................   (1,996,853)    (18,926,307)   (4,576,583)    (43,960,576)
  Net decrease.....................................................   (1,249,094)    (11,841,673)   (2,340,544)    (22,420,188)
CLASS C
Shares sold........................................................       25,861         242,940        43,395         420,990
Shares issued on reinvestment of distributions.....................          905           8,567         1,437          13,783
Shares redeemed....................................................      (20,874)       (196,610)      (12,168)       (117,297)
  Net increase.....................................................        5,892          54,897        32,664         317,476
CLASS Y
Shares sold........................................................      940,916       8,878,564    11,801,163     113,796,388
Shares issued in acquisition of Evergreen U.S. Government
  Securities Fund..................................................                                    590,505       5,739,713
Shares issued on reinvestment of distributions.....................      405,107       3,839,567       620,463       5,963,291
Shares redeemed....................................................     (834,936)     (7,924,806)   (1,866,525)    (17,896,649)
  Net increase.....................................................      511,087       4,793,325    11,145,606     107,602,743
Total net increase (decrease) resulting from Fund
  share transactions...............................................     (897,931)   ($ 8,562,730)    8,669,937    $ 83,924,184

                     COMBINED NOTES TO FINANCIAL STATEMENTS

NOTE 6 -- FINANCING AGREEMENT

     Effective July 3, 1996, a financing agreement was put in place with all of the Evergreen Funds and State Street. Under this agreement, State Street provided an unsecured line of credit facility, in the aggregate amount of $100 million ($50 million committed and $50 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only and is subject to each participating Fund's borrowing restrictions. Effective October 31, 1996, a new financing agreement was put in place with all of the Evergreen Funds and State Street, Societe Generale and ABN AMRO Bank N.V. (collectively, the "Banks"). Under this agreement, the Banks provide an unsecured credit facility in the aggregate amount of $225 million ($112.5 million committed and $112.5 million uncommitted) allocated evenly between the Banks. Borrowings under these facilities bear interest at .75% per annum above the Federal Funds rate. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which would be allocated to all participating funds.

     The Funds has no borrowings under the financing agreements during the six-month period ended December 31, 1996.

NOTE 7 -- DEFERRED TRUSTEE'S FEES

     Each Trustee may defer any or all compensation related to performance of duties as a Trustee of the Funds. Each Trustee's deferred balances are allocated to deferral accounts which are included in the accrued expenses for each Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in each Fund's Trustee's fees and expenses. Trustees will be paid either in one lump sum or in quarterly installments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Trustees or January 1, 2000. As of December 31, 1996, the value of the Trustees' deferral accounts was $2,908, $2,900, $10,079 and $7,463 for Intermediate-Term Bond, Intermediate-Term Government, Short Intermediate and U.S. Government, respectively.

Page 9
-----------------------------------
Keystone Government Securities Fund

SCHEDULE OF INVESTMENTS--July 31, 1996

                                                             Coupon  Maturity       Par         Market
                                                              Rate      Date       Value         Value
---------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT ISSUES (45.2%)
U.S. Treasury Bonds                                           7.875%    2021    $7,520,000    $ 8,188,603
U.S. Treasury Bonds                                           6.875     2025     1,200,000      1,178,628
U.S. Treasury Notes                                           7.750     1999     2,750,000      2,857,415
U.S. Treasury Notes                                           6.750     2000     4,000,000      4,031,880
U.S. Treasury Notes                                           7.750     2001     1,250,000      1,308,013
U.S. Treasury Notes                                           6.625     2001     2,000,000      2,004,380
U.S. Treasury Notes                                           7.500     2002     1,000,000      1,042,810
U.S. Treasury Notes                                           6.500     2005       500,000        491,170
U.S. Treasury Notes                                           6.875     2006     1,800,000      1,810,116
---------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT ISSUES (Cost--$23,824,790)                                               22,913,015
---------------------------------------------------------------------------------------------------------
GNMA (15.9%)
GNMA Pool #163934                                             9.000     2016        13,908         14,704
GNMA Pool #165633                                             9.000     2016        85,520         90,410
GNMA Pool #192803                                             9.500     2016       155,027        166,798
GNMA Pool #204238                                             9.500     2017       248,670        267,395
GNMA Pool #208850                                             9.500     2017       173,608        186,680
GNMA Pool #212897                                             9.500     2017       129,579        139,418
GNMA Pool #213635                                             9.500     2017        87,227         93,796
GNMA Pool #221645                                             9.500     2017       231,949        249,561
GNMA Pool #224848                                             9.500     2017        35,689         38,376
GNMA Pool #226032                                             9.500     2017       226,578        243,639
GNMA Pool #229824                                             9.500     2017        15,152         16,293
GNMA Pool #223682                                             9.500     2018       147,924        158,971
GNMA Pool #305224                                             9.500     2021        59,135         63,551
GNMA Pool #414739                                             6.500     2025     3,810,672      3,539,161
GNMA Pool #268164                                            10.250     2029     2,590,967      2,777,206
---------------------------------------------------------------------------------------------------------
TOTAL GNMA (Cost--$7,903,373)                                                                   8,045,959
---------------------------------------------------------------------------------------------------------
FHA (12.1%)
FHA Pool #2343143                                             9.125     2034     3,380,032      3,527,909
FHA Pool #2343143                                            10.250     2034     2,504,208      2,613,767
---------------------------------------------------------------------------------------------------------
TOTAL FHA (Cost--$6,227,919)                                                                    6,141,676
---------------------------------------------------------------------------------------------------------
FNMA (11.4%)
FNMA Pool #002497                                            11.000     2016     1,323,230      1,462,182
FNMA Pool #250407                                             7.000     2025     1,008,321        968,301
FNMA Pool #337532                                             7.000     2026     1,507,031      1,445,801
FNMA Pool #298163                                             7.000     2026       996,566        956,076
FNMA Pool #334520                                             7.000     2026     1,008,024        967,068
---------------------------------------------------------------------------------------------------------
TOTAL FNMA (Cost--$5,776,503)                                                                   5,799,428
---------------------------------------------------------------------------------------------------------

Page 10
-----------------------------------
Keystone Government Securities Fund

SCHEDULE OF INVESTMENTS--July 31, 1996

                                                             Coupon  Maturity       Par         Market
                                                              Rate      Date       Value         Value
---------------------------------------------------------------------------------------------------------
FHLMC (7.4%)
FHLMC Pool #430438                                           10.500%     2009   $   57,675    $    62,325
FHLMC Pool #607352                                            7.971      2022    3,528,673      3,669,079
---------------------------------------------------------------------------------------------------------
TOTAL FHLMC (Cost--$3,733,240)                                                                  3,731,404
---------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (6.2%)
FNMA Series 93-248 5A (Est. Mat. 2004) (c)                    3.258      2023    1,250,000        844,141
FNMA GT 95-T5A (Est. Mat. 2001) (c)                           7.000      2035      845,186        801,342
Resolution Trust Corp. Series 95-1 A2C (Est. Mat. 2000)
  (c)                                                         7.500      2028    1,490,625      1,480,843
---------------------------------------------------------------------------------------------------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost--$3,162,839)                                    3,126,326
---------------------------------------------------------------------------------------------------------
                                                                                 Maturity
                                                                                   Value
---------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (0.5%) (Cost--$269,000)
Keystone Joint Repurchase Agreement (Investments in
  repurchase agreements, in a joint trading account,
  purchased 7/31/96) (b)                                      5.687    8/1/96   $  269,042        269,000
---------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (Cost--$50,897,664) (a)                                                      50,026,808
OTHER ASSETS AND LIABILITIES--NET (1.3%)                                                          645,344
---------------------------------------------------------------------------------------------------------
NET ASSETS--(100.0%)                                                                          $50,672,152
---------------------------------------------------------------------------------------------------------

(a) The cost of investments for federal income tax purposes is $50,946,234. Gross unrealized appreciation and depreciation of investments, based on identified tax cost, at July 31, 1996 are as follows:

    Gross unrealized appreciation      $   241,659
    Gross unrealized
    depreciation                        (1,161,085)
                                       -----------
    Net unrealized depreciation        $  (919,426)
                                       ===========

(b) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at July 31, 1996.

(c) The estimated maturity of a Collateralized Mortgage Obligation ("CMO") is based on current and projected prepayment rates. Changes in interest rates can cause the estimated maturity to differ from the listed dates.
    These estimated maturity dates are unaudited.

Legend of Portfolio Abbreviations
FHA--Federal Housing Association
FHLMC--Federal Home Loan Mortgage Corporation
FNMA--Federal National Mortgage Association
GNMA--Government National Mortgage Association

See Notes to Financial Statements.

Page 11
-----------------------------------

FINANCIAL HIGHLIGHTS--CLASS A SHARES
(For a share outstanding throughout each year)

                                            Year Ended July 31,
                                1996      1995    1994(c)     1993       1992
-------------------------------------------------------------------------------
Net asset value beginning
  of year                      $ 9.61    $ 9.48    $10.45    $10.58     $10.18
-------------------------------------------------------------------------------
Income from investment
  operations:
Net investment income            0.61      0.67      0.57      0.68       0.68
Net realized and
  unrealized gain (loss)
  on investments                (0.18)     0.11     (0.63)     0.46       0.55
-------------------------------------------------------------------------------
Total from investment
  operations                     0.43      0.78     (0.06)     1.14       1.23
-------------------------------------------------------------------------------
Less distributions from:
Net investment income           (0.60)    (0.65)    (0.57)    (0.68)     (0.69)
In excess of net
  investment income             (0.03)        0     (0.02)    (0.06)     (0.04)
Tax basis return of
  capital                           0         0     (0.06)        0          0
Net realized gain on
  investments                       0         0         0     (0.53)     (0.10)
In excess of net realized
  gain on investments               0         0     (0.26)        0          0
-------------------------------------------------------------------------------
Total distributions             (0.63)    (0.65)    (0.91)    (1.27)     (0.83)
-------------------------------------------------------------------------------
Net asset value end of
  year                         $ 9.41    $ 9.61    $ 9.48    $10.45     $10.58
-------------------------------------------------------------------------------
Total return (a)                 4.51%     8.64%    (0.71%)   11.51%     12.45%
Ratios/supplemental data
Ratios to average net
  assets:
 Total expenses                  1.14%(b)  1.00%     1.00%     1.41%      1.93%
 Total expenses  excluding
   reimbursement                 1.41%     1.42%     1.35%     1.73%      1.93%
 Net investment income           6.27%     7.11%     5.97%     6.49%      6.44%
Portfolio turnover rate           176%      182%      230%      189%        93%
Net assets end of year
  (thousands)                 $24,685   $29,776   $38,541   $50,594     $47,892
-------------------------------------------------------------------------------

                                                                      February 13, 1987
                                                                      (Commencement of
                                                                       Operations) to
                               1991      1990      1989      1988       July 31, 1987
---------------------------------------------------------------------------------------
Net asset value beginning
  of year                    $ 10.01   $ 10.11   $  9.74   $ 10.22         $10.00
---------------------------------------------------------------------------------------
Income from investment
  operations:
Net investment income           0.76      0.76      0.75      0.75           0.14
Net realized and
  unrealized gain (loss)
  on investments                0.17     (0.10)     0.35     (0.40)          0.22
---------------------------------------------------------------------------------------
Total from investment
  operations                    0.93      0.66      1.10      0.35           0.36
---------------------------------------------------------------------------------------
Less distributions from:
Net investment income          (0.76)    (0.76)    (0.73)    (0.83)         (0.14)
In excess of net
  investment income                0         0         0         0              0
Tax basis return of
  capital                          0         0         0         0              0
Net realized gain on
  investments                      0         0         0         0              0
In excess of net realized
  gain on investments              0         0         0         0              0
---------------------------------------------------------------------------------------
Total distributions            (0.76)    (0.76)    (0.73)    (0.83)         (0.14)
---------------------------------------------------------------------------------------
Net asset value end of
  year                       $ 10.18   $ 10.01   $ 10.11   $  9.74         $10.22
---------------------------------------------------------------------------------------
Total return (a)                9.62%     6.84%    11.89%     3.55%          3.60%
Ratios/supplemental data
Ratios to average net
  assets:
 Total expenses                 1.92%     1.91%     1.90%     1.30%          1.00%(d)
 Total expenses  excluding
   reimbursement                1.92%     1.91%     1.90%     1.30%          1.00%(d)
 Net investment income          7.46%     7.61%     7.68%     7.29%          5.74%(d)
Portfolio turnover rate           72%       58%      171%      206%            60%
Net assets end of year
  (thousands)                $55,597   $61,744   $68,493   $73,757         $3,479
---------------------------------------------------------------------------------------

(a) Excluding applicable sales charges.
(b) Ratio of total expenses to average net assets for the year ended July 31, 1996 includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.13% for the year ended July 31, 1996.
(c) Calculation based on average shares outstanding.
(d) Annualized for the period April 14, 1987 (Commencement of Investment Operations) to July 31, 1987.

See Notes to Financial Statements.

Page 12
-----------------------------------
Keystone Government Securities Fund

FINANCIAL HIGHLIGHTS--CLASS B SHARES
(For a share outstanding throughout each year)

                                                                           February 1, 1993
                                                                           (Date of Initial
                                                Year Ended July 31,        Public Offering) to
                                               1996      1995   1994(c)      July 31, 1993
----------------------------------------------------------------------------------------------
Net asset value beginning of year           $  9.61   $  9.48   $ 10.45         $10.32
----------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                          0.53      0.59      0.50           0.26
Net realized and unrealized gain (loss)
  on investments                              (0.18)     0.12     (0.63)          0.22
----------------------------------------------------------------------------------------------
Total from investment operations               0.35      0.71     (0.13)          0.48
----------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                         (0.53)    (0.58)    (0.49)         (0.26)
In excess of net investment income            (0.03)        0     (0.03)         (0.09)
Tax basis return of capital                       0         0     (0.06)             0
In excess of net realized gain on
  investments                                     0         0     (0.26)             0
----------------------------------------------------------------------------------------------
Total distributions                           (0.56)    (0.58)    (0.84)         (0.35)
----------------------------------------------------------------------------------------------
Net asset value end of year                 $  9.40   $  9.61   $  9.48         $10.45
----------------------------------------------------------------------------------------------
Total return (a)                               3.63%     7.81%    (1.44%)         4.69%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                1.89%(b)  1.75%     1.75%          1.72%(d)
 Total expenses excluding reimbursement        2.17%     2.09%     2.12%          2.28%(d)
 Net investment income                         5.52%     6.40%     5.32%          5.46%(d)
Portfolio turnover rate                         176%      182%      230%           189%
Net assets end of year (thousands)          $17,694   $18,064   $15,386         $9,223
----------------------------------------------------------------------------------------------

(a) Excluding applicable sales charges.
(b) Ratio of total expenses to average net assets for the year ended July 31, 1996 includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.88% for the year ended July 31, 1996.
(c) Calculation based on average shares outstanding.
(d) Annualized.

See Notes to Financial Statements.

Page 13
-----------------------------------

FINANCIAL HIGHLIGHTS--CLASS C SHARES
(For a share outstanding throughout each year)


                                                                           February 1, 1993
                                                                           (Date of Initial
                                                Year Ended July 31,        Public Offering) to
                                               1996     1995   1994(c)       July 31, 1993
----------------------------------------------------------------------------------------------
Net asset value beginning of year            $ 9.62   $ 9.49   $ 10.46         $ 10.32
----------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                          0.54     0.61      0.50            0.25
Net realized and unrealized gain (loss)
  on investments                              (0.19)    0.10     (0.63)           0.24
----------------------------------------------------------------------------------------------
Total from investment operations               0.35     0.71     (0.13)           0.49
----------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                         (0.53)   (0.58)    (0.50)          (0.25)
In excess of net investment income            (0.03)       0     (0.02)          (0.10)
Tax basis return of capital                       0        0     (0.06)              0
In excess of net realized gain on
  investments                                     0        0     (0.26)              0
----------------------------------------------------------------------------------------------
Total distributions                           (0.56)   (0.58)    (0.84)          (0.35)
----------------------------------------------------------------------------------------------
Net asset value end of year                  $ 9.41   $ 9.62   $  9.49         $ 10.46
----------------------------------------------------------------------------------------------
Total return (a)                               3.62%    7.81%    (1.44%)          4.79%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                1.89%(b) 1.75%     1.75%           1.71%(d)
 Total expenses excluding reimbursement        2.17%    2.17%     2.12%           2.17%(d)
 Net investment income                         5.53%    6.32%     5.32%           5.31%(d)
Portfolio turnover rate                         176%     182%      230%            189%
Net assets end of year (thousands)           $8,293   $9,101   $17,505         $13,286
----------------------------------------------------------------------------------------------

(a) Excluding applicable sales charges.
(b) Ratio of total expenses to average net assets for the year ended July 31, 1996 includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.88% for the year ended July 31, 1996.
(c) Calculation based on average shares outstanding.
(d) Annualized.

See Notes to Financial Statements.

Page 14
-----------------------------------
Keystone Government Securities Fund

STATEMENT OF ASSETS AND LIABILITIES
July 31, 1996

Assets (Notes 1 and 5)
Investments at market value
  (identified cost--$50,897,664)                    $50,026,808
 Cash                                                       446
 Receivable for:
  Investments sold                                       64,853
  Fund shares sold                                       10,658
  Interest                                              723,982
 Due from investment adviser                             16,959
 Prepaid expenses and other assets                        8,874
---------------------------------------------------------------
   Total assets                                      50,852,580
---------------------------------------------------------------
Liabilities (Notes 2, 4 and 5)
Payable for:
 Fund shares redeemed                                    43,604
 Distributions to shareholders                           94,763
Distribution fee payable                                  1,667
Accrued transfer agent fees                                 863
Accrued reimbursable expenses                             2,000
Other accrued expenses                                   37,531
---------------------------------------------------------------
   Total liabilities                                    180,428
---------------------------------------------------------------
Net assets                                          $50,672,152
---------------------------------------------------------------
Net assets represented by (Note 1)
Paid-in capital                                     $56,162,952
Accumulated distributions in excess of net
 investment income                                      (94,763)
Accumulated net realized loss on investments         (4,525,181)
Net unrealized depreciation on investments             (870,856)
---------------------------------------------------------------
   Total net assets                                 $50,672,152
---------------------------------------------------------------
Net asset value per share (Note 2)
Class A Shares
 Net assets of $24,684,810 / 2,624,480 shares
   outstanding                                      $      9.41
 Offering price per share ($9.41 / 0.9525)
  (based on a sales charge of 4.75% of the
   offering price at July 31, 1996)                 $      9.88
Class B Shares
 Net assets of $17,693,939 / 1,881,535 shares
   outstanding                                      $      9.40
Class C Shares
 Net assets of $8,293,403 / 880,989 shares
   outstanding                                      $      9.41
---------------------------------------------------------------

STATEMENT OF OPERATIONS
Year Ended July 31, 1996

Investment income (Note 1)
Interest                                          $4,163,554
------------------------------------------------------------
Expenses (Notes 4 and 5)
Management fee                       $ 365,012
Transfer agent fees                    124,611
Accounting, auditing and legal
  fees                                  54,966
Custodian fees                          50,196
Distribution Plan expenses             350,078
Registration fees                       45,479
Miscellaneous                           18,595
Reimbursement from investment
   advisor                            (152,919)
------------------------------------------------------------
  Total expenses                       856,018
  Less: Expenses paid indirectly
     (Note 6)                           (8,794)
------------------------------------------------------------
  Net expenses                                       847,224
------------------------------------------------------------
 Net investment income                             3,316,330
------------------------------------------------------------
Net realized and unrealized loss on investments (Notes 1 and 3)
 Net realized loss on investments       (1,599)
 Net change in unrealized
    depreciation on investments       (990,037)
------------------------------------------------------------
 Net realized and unrealized loss
    on investments                                  (991,636)
------------------------------------------------------------
Net increase in net assets
   resulting from operations                      $2,324,694
------------------------------------------------------------

See Notes to Financial Statements.

Page 15
-----------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            Year Ended July 31,
                                                                                           1996           1995
-------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                                  $ 3,316,330    $  4,123,800
Net realized loss on investments and closed futures contracts                               (1,599)       (426,554)
Net change in unrealized appreciation (depreciation) on investments                       (990,037)        684,236
-------------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                   2,324,694       4,381,482
-------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from (Note 1)
Net investment income:
 Class A Shares                                                                         (1,727,494)     (2,209,540)
 Class B Shares                                                                         (1,084,150)       (956,018)
 Class C Shares                                                                           (473,896)       (785,806)
In excess of net investment income:
 Class A Shares                                                                            (81,785)        (14,410)
 Class B Shares                                                                            (51,327)         (6,235)
 Class C Shares                                                                            (22,436)         (5,125)
-------------------------------------------------------------------------------------------------------------------
  Total distributions to shareholders                                                   (3,441,088)     (3,977,134)
-------------------------------------------------------------------------------------------------------------------
Capital share transactions (Note 2)
Proceeds from shares sold:
 Class A Shares                                                                          1,651,672       2,769,293
 Class B Shares                                                                          5,962,724       7,568,772
 Class C Shares                                                                          2,368,822       2,745,502
Payments for shares redeemed:
 Class A Shares                                                                         (7,382,633)    (13,142,989)
 Class B Shares                                                                         (6,522,312)     (5,680,735)
 Class C Shares                                                                         (3,283,434)    (11,661,880)
Net asset value of shares issued in reinvestment of dividends and distributions:
 Class A Shares                                                                          1,158,479       1,398,434
 Class B Shares                                                                            617,384         567,452
 Class C Shares                                                                            277,020         537,320
-------------------------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from capital share transactions                  (5,152,278)    (14,898,831)
-------------------------------------------------------------------------------------------------------------------
  Total decrease in net assets                                                          (6,268,672)    (14,494,483)
Net assets
Beginning of year                                                                       56,940,824      71,435,307
-------------------------------------------------------------------------------------------------------------------
End of year {including accumulated distributions in excess of net investment
  income as follows: 1996--($94,763) and 1995--($25,769)} (Note 1)                     $50,672,152    $ 56,940,824
-------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Page 16
-----------------------------------
Keystone Government Securities Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1.) Significant Accounting Policies

   Keystone Government Securities Fund (the "Fund") is a Massachusetts business trust for which Keystone Management, Inc. ("KMI") is the Investment Manager and Keystone Investment Management Company ("Keystone") is the Investment Adviser. Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. ("KII"). The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end investment company. The Fund offers several classes of shares. The Fund's investment objective is to seek the highest possible level of current income, consistent with safety of principal and maintenance of liquidity, by investing primarily in securities issued by or guaranteed as to principal and interest by the full faith and credit of the U.S. government.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A. Valuation of Securities

   U.S. Government obligations held by the Fund are valued at the mean between the over-the-counter bid and asked prices as furnished by an independent pricing service. Listed corporate bonds, other fixed income securities, mortgage and other asset-backed securities, and other related securities are valued at prices provided by an independent pricing service. In determining value for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Security valuations not available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.

   Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Short-term securities with greater than 60 days to maturity are valued at market value.

B. Repurchase Agreements

   Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.

   Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement.

C. Reverse Repurchase Agreements

   The Fund enters into reverse repurchase agreements with qualified third-party broker-dealers. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with its custodian containing liquid assets having a value not less than the repurchase price (including accrued interest). If the counterparty to the

Page 17
-----------------------------------

transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited

D. Futures Contracts

   In order to gain exposure to or protect against changes in security values, the Fund may buy and sell futures contracts.

   The initial margin deposited with a broker when entering into a futures transaction is subsequently adjusted by daily payments or receipts as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

   The risks of entering into futures contracts include (i) the possibility of an illiquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill the obligations of the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

E. Security Transactions and Investment Income

   Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

F. Federal Income Taxes

   The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund intends to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required.

G. Distributions

   The Fund distributes net investment income monthly and net capital gains, if any, annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

   Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment for paydown gains (losses).

H. Class Allocations

   Class A shares are offered at a public offering price which includes a maximum sales charge of 4.75% payable at the time of purchase. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares purchased on or after June 1, 1995 that have been outstanding for eight years will automatically convert to Class A shares. Class B shares purchased prior to June 1, 1995 that have been outstanding for seven years will automatically convert to Class A shares. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year of purchase.

   Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

Page 18
-----------------------------------
Keystone Government Securities Fund

(2.) Capital Share Transactions

   The Fund's Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with no par value. Shares of beneficial interest of the Fund are currently divided into Class A, Class B and Class C. Transactions in shares of the Fund were as follows:

                              Year ended July 31,
         Class A              1996          1995
----------------------------------------------------
Shares sold                  169,632        291,673
Shares redeemed             (762,511)    (1,409,532)
Shares issued in
  reinvestment of
  dividends and
  distributions              120,093        149,602
----------------------------------------------------
Net decrease                (472,786)      (968,257)
----------------------------------------------------
         Class B
----------------------------------------------------
Shares sold                  614,502        804,244
Shares redeemed             (676,246)      (608,903)
Shares issued in
  reinvestment of
  dividends and
  distributions               63,955         60,604
----------------------------------------------------
Net increase                   2,211        255,945
----------------------------------------------------
         Class C
----------------------------------------------------
Shares sold                  245,017        295,567
Shares redeemed             (338,579)    (1,253,057)
Shares issued in
  reinvestment of
  dividends and
  distributions               28,708         57,570
----------------------------------------------------
Net decrease                 (64,854)      (899,920)
----------------------------------------------------

(3.) Securities Transactions

   Cost of purchases and proceeds from sales of U.S. government securities (excluding short-term securities) for the year ended July 31, 1996 were $94,561,369 and $97,608,076, respectively.

   The average daily balance of reverse repurchase agreements outstanding during the year ended July 31, 1996 was approximately $3,190,700 at a weighted average interest rate of 5.81%. The maximum amount of borrowing during the year was $4,463,261 (including accrued interest).

   As of July 31, 1996, the Fund has a capital loss carryover for federal income tax purposes of approximately $3,703,000 which expires in 2002.

(4.) Distribution Plans

   The Fund bears some of the costs of selling its shares under Distribution Plans adopted by its Class A, B and C shares pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plans, the Fund pays its principal underwriter, Keystone Investment Distributors Company ("KIDC"), a wholly-owned subsidiary of Keystone, amounts which are calculated and paid daily.

   The Class A Distribution Plan provides for expenditures, which are currently limited to 0.25% annually of the average net assets of the Class A shares, to pay expenses related to the distribution of Class A shares. During the year ended July 31, 1996, the Fund paid $66,218 to KIDC under the Class A Distribution Plan.

   Pursuant to the Fund's Class B and Class C Distribution Plans, the Fund pays a distribution fee which may not exceed 1.00% of the average daily net assets of Class B and Class C shares, respectively. Of that amount 0.75% is used to pay distribution expenses and 0.25% is used to pay service fees.

   During the year ended July 31, 1996, under the Class B Distribution Plans, the Fund paid or accrued $150,440 for Class B shares purchased before June 1, 1995 and $46,694 for Class B shares purchased on or after June 1, 1995. The Fund paid $86,726 under the Class C Distribution Plan.

   Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. However, after the termination of

Page 19
-----------------------------------

any Distribution Plan, and subject to the discretion of the Independent Trustees, payments to KIDC may continue as compensation for services which had been earned while the Distribution Plan was in effect.

   KIDC intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. KIDC intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof by the Class B or Class C shares would be within permitted limits.

   At July 31, 1996 total unpaid distribution costs were $1,068,462 for Class B shares purchased before June 1, 1995 and $343,081 for Class B shares purchased on or after June 1, 1995. Unpaid distribution costs for Class C were $1,543,638 at July 31, 1996.

   Contingent deferred sales charges paid by redeeming shareholders are paid to KIDC.

(5.) Investment Management Agreement and Other Affiliated Transactions

   Under the terms of the Investment Management Agreement between KMI and the Fund, KMI provides investment management and administrative services to the Fund. In return, KMI is paid a management fee, computed and paid daily, at an annual rate of 2.00% of the Fund's gross investment income plus an amount determined by applying percentage rates starting at 0.50% and declining as net assets increase to 0.25% per annum, to the net asset value of the Fund.

   KMI has entered into an Investment Advisory Agreement with Keystone under which Keystone provides investment advisory and management services to the Fund. In return for its services, Keystone receives an annual fee equal to 85% of the management fee received by KMI.

   Effective October 2, 1995, Keystone has voluntarily limited the expenses of Class A shares to 1.15% of its average daily net assets and has limited the expenses of Class B and C to 1.90% of the average daily net assets of each respective class. Prior to October 2, 1995, Keystone voluntarily limited the expenses of Class A shares to 1.00% of its average daily net assets and limited the expenses of Class B and C to 1.75% of the average daily net assets of each respective class. In accordance with the voluntary expense limits, Keystone reimbursed $152,919 to the Fund during the year ended July 31, 1996.

   During the year ended July 31, 1996, the Fund paid or accrued $24,249 to Keystone for certain accounting services. The Fund paid or accrued $124,611 to Keystone Investor Resource Center, Inc., a wholly-owned subsidiary of Keystone, for services rendered as the Fund's transfer and dividend disbursing agent.

   Certain officers and/or Directors of Keystone are also officers and/or Trustees of the Fund. Officers of Keystone and affiliated Trustees receive no compensation directly from the Fund. Currently the Independent Trustees of the Fund receive no compensation for their services.

(6.) Expense Offset Arrangement

   The Fund has entered into an expense offset arrangement with its custodian. For the year ended July 31, 1996, the Fund incurred total custody fees of $50,196 and received a credit of $8,794 pursuant to this expense offset arrangement, resulting in a net custody expense of $41,402. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

(7.) Subsequent Distribution to Shareholders

   Distributions from net investment income of $0.050 for Class A, $0.044 for Class B and $0.044 for Class C were declared payable by September 6, 1996 to shareholders of record on August 23, 1996. These distributions are not reflected in the accompanying financial statements.

Page 20
-----------------------------------
Keystone Government Securities Fund

(8.) Subsequent Event

   On September 6, 1996, Keystone Investments, Inc. entered into an Agreement and Plan of Acquisition and Merger (the "Acquisition") with First Union Corporation and First Union National Bank of North Carolina ("First Union") whereby First Union would acquire all the assets and liabilities of Keystone Investments, Inc. Subject to the receipt of the required regulatory and shareholder approvals, the Acquisition is expected to take place in late December 1996.

Page 21
-----------------------------------

INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders
Keystone Government Securities Fund

We have audited the accompanying statement of assets and liabilities of Keystone Government Securities Fund, including the schedule of investments, as of July 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the nine-year period ended July 31, 1996 and the period from February 13, 1987 (Commencement of Operations) to July 31, 1987 for Class A Shares and for each of the years in the three-year period ended July 31, 1996 and the period from February 1, 1993 (Date of Initial Public Offering) to July 31, 1993, for Class B and Class C Shares. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Government Securities Fund as of July 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods specified in the first paragraph above in conformity with generally accepted accounting principles.

Boston, Massachusetts
September 6, 1996

                                                         KPMG Peat Marwick LLP

PAGE 7
--------------------------------------

Keystone Government Securities Fund

SCHEDULE OF INVESTMENTS--January 31, 1997

(Unaudited)
                                                              Coupon       Maturity     Principal         Market
                                                               Rate         Date          Amount          Value
--------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT ISSUES (37.3%)
 U.S. Treasury Bonds                                              7.875%   2021          $7,520,000      $ 8,377,731
 U.S. Treasury Bonds                                              6.875    2025             600,000          601,218
 U.S. Treasury Bonds                                              6.000    2026           1,575,000        1,408,633
 U.S. Treasury Bonds                                              6.500    2026           1,000,000          962,340
 U.S. Treasury Notes                                              6.125    1998           1,585,000        1,591,689
 U.S. Treasury Notes                                              6.750    2000           4,000,000        4,070,640
--------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT ISSUES (Cost--$17,416,498)                                                          17,012,251
====================================================================================================================
GNMA (26.7%)
 GNMA Pool #163934                                                9.000    2016              13,586           14,614
 GNMA Pool #165633                                                9.000    2016              84,750           91,163
 GNMA Pool #192803                                                9.500    2016             119,623          129,941
 GNMA Pool #204238                                                9.500    2017             165,702          179,916
 GNMA Pool #208850                                                9.500    2017             128,848          139,900
 GNMA Pool #212897                                                9.500    2017             128,263          139,266
 GNMA Pool #213635                                                9.500    2017              86,374           93,782
 GNMA Pool #221645                                                9.500    2017             218,483          237,224
 GNMA Pool #224848                                                9.500    2017              28,383           30,817
 GNMA Pool #226032                                                9.500    2017             224,593          243,859
 GNMA Pool #229824                                                9.500    2017              12,608           13,690
 GNMA Pool #223682                                                9.500    2018             100,586          109,167
 GNMA Pool #305224                                                9.500    2021              41,461           44,928
 GNMA Pool #414739                                                6.500    2025           3,687,551        3,518,145
 GNMA Pool #415807                                                7.000    2025           4,472,978        4,383,519
 GNMA Pool #268164                                               10.250    2029           2,586,570        2,807,695
--------------------------------------------------------------------------------------------------------------------
TOTAL GNMA (Cost--$11,885,491)                                                                            12,177,626
====================================================================================================================
FHA (13.8%)
 FHA Pool #2343143                                                9.125    2034           3,374,466        3,652,860
 FHA Pool #2343143                                               10.250    2034           2,501,540        2,653,978
--------------------------------------------------------------------------------------------------------------------
TOTAL FHA (Cost--$6,219,181)                                                                               6,306,838
====================================================================================================================
COLLATERALIZED MORTGAGE OBLIGATIONS (11.4%)
 FHLMC Series 1701 PH (Est. Mat. 2005) (b)                        6.500    2009           1,000,000          977,540
 FHLMC Series 117 G (Est. Mat. 2007) (b)                          8.500    2021           1,000,000        1,050,988
 FNMA Series 93-248 SA (Est. Mat. 2006) (b)                       3.429    2023           1,250,000          909,180
 FNMA GT 95-T5A (Est. Mat. 2001) (b)                              7.000    2035             807,738          785,525
 Resolution Trust Corp. Series 95-1 A2C (Est. Mat. 2000) (b)      7.500    2028           1,500,000        1,506,094
--------------------------------------------------------------------------------------------------------------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost--$5,186,771)                                               5,229,327
====================================================================================================================

PAGE 8
--------------------------------------

Keystone Government Securities Fund

SCHEDULE OF INVESTMENTS--January 31, 1997

(Unaudited)
                                                                    Coupon      Maturity      Principal         Market
                                                                     Rate         Date          Amount          Value
----------------------------------------------------------------------------------------------------------------------
FHLMC (6.3%)
 FHLMC Debenture                                                      7.800%      2016       $1,750,000      $1,798,405
 FHLMC Pool #430438                                                  10.500       2009           55,123          59,746
 FHLMC Pool #607352                                                   7.682       2022          973,614       1,018,186
-----------------------------------------------------------------------------------------------------------------------
TOTAL FHLMC (Cost--$2,836,079)                                                                                2,876,337
=======================================================================================================================
FNMA (2.9%) (Cost--$1,290,444)
 FNMA Pool #002497                                                   11.000       2016        1,187,980       1,322,757
-----------------------------------------------------------------------------------------------------------------------
                                                                                              Maturity
                                                                                                Value
-----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (0.3%) (Cost--$125,000)
 Keystone Joint Repurchase Agreement (Investments in
   repurchase agreements, in a joint trading account, purchased
   1/31/97) (a)                                                       5.580     2/3/97          125,058         125,000
-----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (Cost--$44,959,464)                                                                        45,050,136
OTHER ASSETS AND LIABILITIES--NET (1.3%)                                                                        610,179
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS--(100.0%)                                                                                        $45,660,315
=======================================================================================================================

(a) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at January 31, 1997.

(b) The estimated maturity of a Collateralized Mortgage Obligation ("CMO") is based on current and projected prepayment rates. Changes in interest rates can cause the estimated maturity to differ from the listed date.

Legend of Portfolio Abbreviations
FHA--Federal Housing Association
FHLMC--Federal Home Loan Mortgage Corporation
FNMA--Federal National Mortgage Association
GNMA--Government National Mortgage Association

See Notes to Financial Statements.

PAGE 9
--------------------------------------



FINANCIAL HIGHLIGHTS--CLASS A SHARES
(For a share outstanding throughout each period)


                                  Six Months
                                    Ended                                             Year Ended July 31,
                                January 31, 1997           1996               1995       1994(c)          1993       1992
-------------------------------------------------------------------------------------------------------------------------
                                (Unaudited)
Net asset value
  beginning of period             $9.41                    $ 9.61            $ 9.48      $10.45          $10.58      $10.18
---------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
Net investment income              0.30                      0.61              0.67        0.57            0.68        0.68
Net realized and
  unrealized gain (loss) on
  investments                      0.14                     (0.18)             0.11       (0.63)           0.46        0.55
---------------------------------------------------------------------------------------------------------------------------
Total from investment
  operations                       0.44                      0.43              0.78       (0.06)           1.14        1.23
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income             (0.30)                    (0.60)            (0.65)      (0.57)          (0.68)      (0.69)
In excess of net investment
  income                              0                     (0.03)                0       (0.02)          (0.06)      (0.04)
Tax basis return of capital           0                         0                 0       (0.06)              0           0
Net realized gain on
  investments                         0                         0                 0           0           (0.53)      (0.10)
In excess of net realized
  gain on investments                 0                         0                 0       (0.26)              0           0
---------------------------------------------------------------------------------------------------------------------------
Total distributions               (0.30)                    (0.63)            (0.65)      (0.91)          (1.27)      (0.83)
---------------------------------------------------------------------------------------------------------------------------
Net asset value end of
period                            $9.55                    $ 9.41            $ 9.61      $ 9.48          $10.45      $10.58
===========================================================================================================================
Total return (a)                   4.73%                     4.51%             8.64%      (0.71%)         11.51%      12.45%
Ratios/supplemental data
Ratios to average net
  assets:
   Total expenses                  1.16%(b)(d)               1.14%(b)          1.00%       1.00%           1.41%       1.93%
   Total expenses
    excluding
    reimbursement                  1.46%(d)                  1.41%             1.42%       1.35%           1.73%       1.93%
  Net investment income            6.14%(d)                  6.27%             7.11%       5.97%           6.49%       6.44%
Portfolio turnover rate              59%                      176%              182%        230%            189%         93%
Net assets end of period
  (thousands)                   $22,844                   $24,685           $29,776     $38,541         $50,594     $47,892
===========================================================================================================================

(a) Excluding applicable sales charges.
(b) The ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.15% (annualized) and 1.13% for the six months ended January 31, 1997 and the year ended July 31, 1996, respectively.
(c) Calculation based on average shares outstanding.
(d) Annualized.

See Notes to Financial Statements.

PAGE 10
--------------------------------------

Keystone Government Securities Fund

FINANCIAL HIGHLIGHTS--CLASS B SHARES
(For a share outstanding throughout each period)

                                                                                                      February 1, 1993
                                                                                                      (Date of Initial
                                       Six Months                                                     Public Offering) to
                                       Ended                       Year Ended July 31,
                                       January 31, 1997      1996            1995       1994(c)        July 31, 1993
--------------------------------------------------------------------------------------------------------------------
                                    (Unaudited)
Net asset value beginning of
  period                              $9.40                  $ 9.61          $ 9.48    $10.45         $10.32
--------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
Net investment income                  0.26                    0.53            0.59      0.50           0.26
Net realized and unrealized gain
  (loss) on investments                0.14                   (0.18)           0.12     (0.63)          0.22
--------------------------------------------------------------------------------------------------------------------
Total from investment operations       0.40                    0.35            0.71     (0.13)          0.48
--------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                 (0.26)                  (0.53)          (0.58)    (0.49)         (0.26)
In excess of net investment
  income                                  0                   (0.03)              0     (0.03)         (0.09)
Tax basis return of capital               0                       0               0     (0.06)             0
In excess of net realized gain on
  investments                             0                       0               0     (0.26)             0
--------------------------------------------------------------------------------------------------------------------
Total distributions                   (0.26)                  (0.56)          (0.58)    (0.84)         (0.35)
--------------------------------------------------------------------------------------------------------------------
Net asset value end of period         $9.54                  $ 9.40          $ 9.61    $ 9.48         $10.45
====================================================================================================================
Total return (a)                       4.34%                   3.63%           7.81%    (1.44%)         4.69%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                        1.91%(b)(d)             1.89%(b)        1.75%     1.75%          1.72%(d)
 Total expenses excluding
  reimbursement                        2.22%(d)                2.17%           2.09%     2.12%          2.28%(d)
 Net investment income                 5.40%(d)                5.52%           6.40%     5.32%          5.46%(d)
Portfolio turnover rate                  59%                    176%            182%      230%           189%
Net assets end of period
(thousands)                         $16,070                 $17,694         $18,064   $15,386         $9,223
====================================================================================================================

(a) Excluding applicable sales charges.
(b) The ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.90% (annualized) and 1.88% for the six months ended January 31, 1997 and the year ended July 31, 1996, respectively.
(c) Calculation based on average shares outstanding.
(d) Annualized.

See Notes to Financial Statements.

PAGE 11
--------------------------------------



FINANCIAL HIGHLIGHTS--CLASS C SHARES
(For a share outstanding throughout each period)

                                                                                                      February 1, 1993
                                                                                                      (Date of Initial
                                    Six Months                                                        Public Offering) to
                                    Ended                              Year Ended July 31,
                                    January 31, 1997              1996           1995     1994(c)     July 31, 1993
-------------------------------------------------------------------------------------------------------------------------
                                    (Unaudited)
Net asset value beginning of
  period                             $9.41                           $9.62       $9.49     $10.46     $10.32
-------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
Net investment income                0.26                             0.54        0.61         0.50     0.25
Net realized and unrealized gain
  (loss) on investments              0.14                            (0.19)       0.10        (0.63)    0.24
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations     0.40                             0.35        0.71        (0.13)    0.49
-------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income               (0.26)                           (0.53)      (0.58)       (0.50)   (0.25)
In excess of net investment
  income                                0                            (0.03)          0        (0.02)   (0.10)
Tax basis return of capital             0                                0           0        (0.06)       0
In excess of net realized gain on
  investments                           0                                0           0        (0.26)       0
-------------------------------------------------------------------------------------------------------------------------
Total distributions                 (0.26)                           (0.56)      (0.58)       (0.84)   (0.35)
-------------------------------------------------------------------------------------------------------------------------
Net asset value end of period        $9.55                           $9.41       $9.62        $9.49   $10.46
=========================================================================================================================
Total return (a)                     4.34%                            3.62%       7.81%       (1.44%)   4.79%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                      1.91%(b)(d)                      1.89%(b)    1.75%        1.75%    1.71%(d)
 Total expenses excluding
   reimbursement                     2.22%(d)                         2.17%       2.17%        2.12%    2.17%(d)
 Net investment income               5.39%(d)                         5.53%       6.32%        5.32%    5.31%(d)
Portfolio turnover rate                59%                             176%        182%         230%     189%
Net assets end of period
  (thousands)                        $6,746                         $8,293      $9,101      $17,505  $13,286
=========================================================================================================================

(a) Excluding applicable sales charges.
(b) The ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.90% (annualized) and 1.88% for the six months ended January 31, 1997 and the year ended July 31, 1996, respectively.
(c) Calculation based on average shares outstanding.
(d) Annualized.

See Notes to Financial Statements.

PAGE 12
--------------------------------------------------------------------

Keystone Government Securities Fund

STATEMENT OF ASSETS AND LIABILITIES
January 31, 1997 (Unaudited)

--------------------------------------------------------------------

Assets (Notes 2 and 5)
 Investments at market value (identified cost--
   $44,959,464)                                                  $45,050,136
 Cash                                                                    880
 Receivable for:
  Fund shares sold                                                    26,308
  Interest                                                           719,932
 Due from investment adviser                                          13,235
 Other assets                                                          6,875
----------------------------------------------------------------------------
   Total assets                                                   45,817,366
----------------------------------------------------------------------------
Liabilities (Notes 2, 4 and 5)
 Payable for:
  Fund shares redeemed                                                 3,266
  Distributions to shareholders                                      104,413
 Distribution fee payable                                             20,236
 Due to related parties                                                3,399
 Other accrued expenses                                               25,737
----------------------------------------------------------------------------
   Total liabilities                                                 157,051
----------------------------------------------------------------------------
Net assets                                                       $45,660,315
============================================================================
Net assets represented by
 Paid-in capital                                                 $50,381,946
 Accumulated distributions in excess of net
   investment income                                                 (95,359)
 Accumulated net realized loss on investments                     (4,716,944)
 Net unrealized appreciation on investments                           90,672
----------------------------------------------------------------------------
   Total net assets                                              $45,660,315
============================================================================
Net asset value per share (Note 2)
 Class A Shares
  Net assets of $22,844,412 [dividedby] 2,393,152 shares
    outstanding                                                  $      9.55
  Offering price per share ($9.55 [dividedby] 0.9525) (based on a sales charge of 4.75% of the offering
    price at January 31, 1997)                                   $     10.03
 Class B Shares
   Net assets of $16,070,293 [dividedby] 1,683,755 shares
    outstanding                                                  $      9.54
 Class C Shares
  Net assets of $6,745,610 [dividedby] 706,004 shares
    outstanding                                                  $      9.55
============================================================================


--------------------------------------------------------------------


STATEMENT OF OPERATIONS
Six Months Ended January 31, 1997 (Unaudited)

Investment income
 Interest                                               $1,832,404
-------------------------------------------------------------------
Expenses (Notes 4, 5 and 6)
 Management fee                           $ 161,671
 Distribution Plan expenses                 157,845
 Transfer agent fees                         56,905
 Accounting, auditing and legal fees         29,127
 Custodian fees                              25,295
 Registration fees                           22,186
 Other                                       12,501
 Reimbursement from investment
  adviser                                   (76,910)
----------------------------------------------------
   Total expenses                           388,620
 Less: Expenses paid indirectly              (3,251)
----------------------------------------------------
 Net expenses                                              385,369
-------------------------------------------------------------------
 Net investment income                                   1,447,035
-------------------------------------------------------------------
Net realized and unrealized gain
 on investments (Note 3)
 Net realized loss on investments          (191,763)
 Net change in unrealized
  appreciation on investments               961,528
----------------------------------------------------
 Net realized and unrealized gain
  on investments                                           769,765
-------------------------------------------------------------------
 Net increase in net assets
  resulting from operations                             $2,216,800
===================================================================


See Notes to Financial Statements.

PAGE 13
--------------------------------------



STATEMENTS OF CHANGES IN NET ASSETS

                                                                              Six Months
                                                                                Ended             Year Ended
                                                                           January 31, 1997      July 31, 1996
===============================================================================================================
                                                                               (Unaudited)

Operations
 Net investment income                                                         $  1,447,035        $ 3,316,330
 Net realized loss on investments                                                  (191,763)            (1,599)
 Net change in unrealized appreciation (depreciation) on investments                961,528           (990,037)
---------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                            2,216,800          2,324,694
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders from (Note 1)
 Net investment income:
  Class A Shares                                                                   (746,537)        (1,727,494)
  Class B Shares                                                                   (480,133)        (1,084,150)
  Class C Shares                                                                   (220,961)          (473,896)
 In excess of net investment income:
  Class A Shares                                                                          0            (81,785)
  Class B Shares                                                                          0            (51,327)
  Class C Shares                                                                          0            (22,436)
---------------------------------------------------------------------------------------------------------------
  Total distributions to shareholders                                            (1,447,631)        (3,441,088)
---------------------------------------------------------------------------------------------------------------
Capital share transactions (Note 2)
 Proceeds from shares sold:
  Class A Shares                                                                    460,966          1,651,672
  Class B Shares                                                                  1,882,605          5,962,724
  Class C Shares                                                                    338,968          2,368,822
 Payments for shares redeemed:
  Class A Shares                                                                 (3,167,965)        (7,382,633)
  Class B Shares                                                                 (4,039,559)        (6,522,312)
  Class C Shares                                                                 (2,158,475)        (3,283,434)
 Net asset value of shares issued in reinvestment of dividends and distributions:
  Class A Shares                                                                    500,933          1,158,479
  Class B Shares                                                                    268,642            617,384
  Class C Shares                                                                    132,879            277,020
---------------------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from capital share transactions           (5,781,006)        (5,152,278)
---------------------------------------------------------------------------------------------------------------
   Total decrease in net assets                                                  (5,011,837)        (6,268,672)
---------------------------------------------------------------------------------------------------------------
Net assets
 Beginning of period                                                             50,672,152         56,940,824
---------------------------------------------------------------------------------------------------------------
 End of period {including accumulated distributions in excess of net investment income as follows: 1997--($95,359) and
  1996--($94,763)} (Note 1)                                                    $ 45,660,315        $50,672,152
===============================================================================================================

See Notes to Financial Statements.

PAGE 14
--------------------------------------

Keystone Government Securities Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1.) Significant Accounting Policies

Keystone Government Securities Fund (the "Fund") is a Massachusetts business trust for which Keystone Investment Management Company ("Keystone") is the investment adviser and manager. Keystone was formerly a wholly-owned subsidiary of Keystone Investments, Inc. ("KII") and is currently a subsidiary of First Union Keystone, Inc. First Union Keystone, Inc. is a wholly-owned subsidiary of First Union National Bank of North Carolina, which in turn is a wholly-owned subsidiary of First Union Corporation ("First Union"). The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment company. The Fund offers several classes of shares. The Fund's investment objective is to seek the highest possible level of current income, consistent with the safety of principal and maintenance of liquidity, by investing primarily in securities issued, or guaranteed as to principal and interest by the full faith and credit of the U.S. government.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A. Valuation of Securities

U.S. Government obligations held by the Fund are valued at the mean between the over-the-counter bid and asked prices as furnished by an independent pricing service. Listed corporate bonds, other fixed-income securities, mortgage and other asset-backed securities, and other related securities are valued at prices provided by an independent pricing service. In determining value for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Securities for which valuations are not available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.


     Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Short-term securities with greater than 60 days to maturity are valued at market value.

B. Repurchase Agreements

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.


     Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement.

C. Reverse Repurchase Agreements

The Fund enters into reverse repurchase agreements with qualified third-party broker-dealers. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated

PAGE 15
--------------------------------------




account with its custodian containing liquid assets having a value not less than the repurchase price (including accrued interest). If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

D. Security Transactions and Investment Income

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes amortization of discounts.

E. Federal Income Taxes

The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund also intends to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required.

F. Distributions

The Fund distributes net investment income monthly and net capital gains, if any, at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

     Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment for paydown gains (losses).

G. Class Allocations

Class A shares are offered at a public offering price which includes a maximum sales charge of 4.75% payable at the time of purchase.


     Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997 will retain their existing conversion features.


     Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase.


     Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

2. Capital Share Transactions

The Fund's Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with no par value. Shares of beneficial interest of the Fund are currently divided into Class A, Class B and Class C. Transactions in shares of the Fund were as follows:

PAGE 16
--------------------------------------

Keystone Government Securities Fund



                                 Six Months           Year
                                   Ended             Ended
Class A                       January 31, 1997   July 31, 1996
----------------------------------------------------------------
Shares sold                          48,482          169,632
Shares redeemed                    (332,540)        (762,511)
Shares issued in
 reinvestment of dividends
 and distributions                   52,730          120,093
-------------------------------------------------------------
Net decrease                       (231,328)        (472,786)
=============================================================
Class B
-------------------------------------------------------------
Shares sold                         197,687          614,502
Shares redeemed                    (423,742)        (676,246)
Shares issued in
 reinvestment of dividends
 and distributions                   28,275           63,955
-------------------------------------------------------------
Net increase (decrease)            (197,780)           2,211
=============================================================
Class C
-------------------------------------------------------------
Shares sold                          35,432          245,017
Shares redeemed                    (224,388)        (338,579)
Shares issued in
 reinvestment of dividends
 and distributions                   13,971           28,708
-------------------------------------------------------------
Net decrease                       (174,985)         (64,854)
=============================================================

3. Securities Transactions

Cost of purchases and proceeds from sales of U.S. government securities (excluding short-term securities) for the six months ended January 31, 1997, were $28,214,704 and $33,822,003, respectively.

     The average daily balance of reverse repurchase agreements outstanding during the six months ended January 31, 1997, was approximately $1,265,800 at a weighted average interest rate of 3.11%. The maximum amount of borrowing during the six months ended
January 31, 1997 was $2,793,925 (including accrued interest).

     As of July 31, 1996, the Fund had a capital loss carryover for federal income tax purposes of approximately $3,703,000 which expires in 2002.

4. Distribution Plans

The Fund bears some of the costs of selling its shares under Distribution Plans adopted for its Class A, B and C shares pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plans, the Fund pays its principal underwriter amounts which are calculated and paid monthly.


     On December 11, 1996, the Fund entered into a principal underwriting agreement with Evergreen Keystone Distributor, Inc. ("EKD"), a wholly-owned subsidiary of The BISYS Group Inc. Prior to December 11, 1996, Evergreen Keystone Investment Services, Inc. (formerly, Keystone Investment Distributors Company) ("EKIS"), a wholly-owned subsidiary of Keystone, served as the Fund's principal underwriter.

    The Class A Distribution Plan provides for expenditures, which are currently limited to 0.25% annually of the average daily net assets of the Class A shares, to pay expenses related to the distribution of Class A shares.

    Pursuant to the Fund's Class B and Class C Distribution Plans, the Fund pays a distribution fee which may not exceed 1.00% annually of the average daily net assets of Class B and Class C shares, respectively. Of that amount, 0.75% is used to pay distribution expenses and 0.25% is used to pay service fees.

    During the six months ended January 31, 1997, amounts paid to EKD or EKIS pursuant to the Fund's Class A, Class B and Class C Distribution Plans were as follows:

PAGE 17
--------------------------------------





                                     Paid to     Paid to
                                      EKD         EKIS
                                     ---------   ----------
Class A                                  --       $28,470
Class B prior to June 1, 1995            --        59,527
Class B on or after June 1, 1995        $97        29,098
Class C                                  46        40,607


     Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any Distribution Plan, and subject to the discretion of the Independent Trustees, payments to EKIS and/or EKD may continue as compensation for services which had been earned while the Distribution Plan was in effect.

     EKD intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. EKD intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof by the Class B or Class C shares would be within permitted limits.

     At January 31, 1997, total unpaid distribution costs were $1,084,026 for Class B shares purchased before June 1, 1995, and $355,248 for Class B shares purchased on or after June 1, 1995. Unpaid distribution costs for Class C were $1,592,782 at January 31, 1997.

     Contingent deferred sales charges paid by redeeming shareholders are paid to EKD or its predecessor.

5. Investment Advisory and Management Agreement and Other Affiliated
Transactions


Under an Investment Advisory and Management Agreement dated December 11, 1996, Keystone serves as the investment adviser and manager to the Fund. Keystone provides the Fund with investment advisory and management services. In return, Keystone is paid a management fee, computed and paid daily, at an annual rate of 2.00% of the Fund's gross investment income plus an amount determined by applying percentage rates starting at 0.50% and declining as net assets increase to 0.25% per annum, to the average daily net asset value of the Fund.


     Prior to December 11, 1996, Keystone Management, Inc. ("KMI"), a wholly-owned subsidiary of Keystone, served as investment manager to the Fund and provided investment management and administrative services. Under an investment advisory agreement between KMI and Keystone, Keystone served as the investment adviser and provided investment advisory and management services to the Fund. In return for its services, Keystone received an annual fee equal to 85% of the management fee received by KMI.


     Keystone has voluntarily limited the expenses of Class A shares to 1.15% of its average daily net assets and has limited the expenses of Class B and C to 1.90% of the average daily net assets of each respective class. In accordance with the voluntary expense limits, Keystone reimbursed $76,910 to the Fund during the six months ended January 31, 1997.

    During the six months ended January 31, 1997, the Fund paid or accrued 12,900 to Keystone for certain accounting services. The Fund paid or accrued $56,905 to Evergreen Keystone Service Company (formerly, Keystone Investor Resource Center, Inc.), a wholly-owned subsidiary of Keystone, for services rendered as the Fund's transfer and dividend disbursing agent.

    Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund. Currently the Independent Trustees of the Fund receive no compensation for their services.

PAGE 18
--------------------------------------

Keystone Government Securities Fund

6. Expense Offset Arrangement

The Fund has entered into an expense offset arrangement with its custodian. For the six months ended January 31, 1997, the Fund incurred total custody fees of $25,295 and received a credit of $3,251 pursuant to this expense offset arrangement, resulting in a net custody expense of $22,044. The assets deposited with the custodian under this expense offset arrangement could have been invested in income- producing assets.

7. Subsequent Distribution to Shareholders

Distributions from net investment income of $0.050 for Class A, $0.044 for Class B and $0.044 for Class C were declared payable by March 6, 1997, to shareholders of record February 25, 1997. These distributions are not reflected in the accompanying financial statements.

ADDITIONAL INFORMATION (Unaudited)

  Shareholders of the Fund considered and acted upon the proposals listed below at a special meeting of shareholders held Monday, December 9, 1996. In addition, beside each proposal are the results of that vote.

                                            Affirmative    Withheld
                                            -------------  ----------
1.    To elect the following Trustees:
      Frederick Amling                      3,628,419      68,876
      Laurence B. Ashkin                    3,627,189      70,106
      Charles A. Austin III                 3,628,419      68,876
      Foster Bam                            3,627,189      70,106
      George S. Bissell                     3,626,443      70,851
      Edwin D. Campbell                     3,628,419      68,876
      Charles F. Chapin                     3,628,419      68,876
      K. Dun Gifford                        3,628,419      68,876
      James S. Howell                       3,627,189      70,106
      Leroy Keith, Jr.                      3,628,419      68,876
      F. Ray Keyser                         3,628,419      68,876
      Gerald M. McDonnell                   3,627,189      70,106
      Thomas L. McVerry                     3,627,189      70,106
      William Walt Pettit                   3,628,419      68,876
      David M. Richardson                   3,628,419      68,876
      Russell A. Salton, III MD             3,628,419      68,876
      Michael S. Scofield                   3,628,419      68,876
      Richard J. Shima                      3,628,419      68,876
      Andrew J. Simons                      3,626,453      70,842

                                                            Affirmative   Against     Abstain
                                                            ------------- ---------   ---------

      To approve an Investment Advisory and Management
      Agreement between the Fund and Keystone Investment
2.    Management Company.                                   3,499,650     39,041      158,603

Evergreen U.S. Government Fund
See Notes to Pro-Forma Financial Statements
Pro-Forma Combining Financial Statements (Unaudited)
Portfolio of Investments (000's omitted)
December 31, 1996

                                                  Evergreen U.S.          Keystone Government              Pro-Forma
                                                  Government Fund           Securities Fund                Combined

                                                  Principal            Principal                 Adjust-    Principal
                                                  Amount    Value      Amount     Value          ments       Amount       Value
Mortgage-Backed Securities - 52.5%
        Federal Home Loan Mortgage Corp. - 10.7%(c)
        6.50%, 4/1/26                             $15,000   $14,364                                         $15,000     $14,364
        7.683%, 4/1/22                                                   $974    $1,016                         974       1,016
        7.80%, 9/12/16                                                  1,750     1,817                       1,750       1,817
        8.00%, 7/1/17 - 4/1/22                      5,755     5,923                                           5,755       5,923
        8.50%, 2/1/17 - 10/1/17                     4,059     4,237                                           4,059       4,237
        9.00%, 11/1/19 - 4/1/21                     3,801     4,064                                           3,801       4,064
        9.50%, 9/1/20                               1,463     1,583                                           1,463       1,583
        10.00%, 12/1/19 - 8/1/21                    2,247     2,464                                           2,247       2,464
        10.50%, 11/1/09                                                   56         60                          56          60
        10.50%, 12/1/19                             1,883     2,081                                           1,883       2,081
                                                             ------               -----                                  ------
                                                             34,716               2,893                                  37,609
                                                             ------               -----                                  ------

        Federal Housing Authority - 1.8%
        9.125%, 8/1/34                                                 3,375      3,580                       3,375       3,580
        10.25%, 8/1/34                                                 2,502      2,708                       2,502       2,708
                                                                                  -----                                   -----
                                                                                  6,288                                   6,288
                                                                                  -----                                   -----
        Federal National Mortgage Assn. - 14.6%
        6.50%, 1/1/24                               5,115     4,887                                           5,115       4,887
        7.00%, 8/1/25 - 9/1/25                     18,215    17,845                                          18,215      17,845
        7.50%, 7/1/23 - 7/1/25                     12,568    12,580                                          12,568      12,580
        8.00%, 8/1/25                              12,348    12,598                                          12,348      12,598
        9.50%, 6/1/22                               1,903     2,055                                           1,903       2,055
        11.00%, 1/1/16                                                 1,220      1,362                       1,220       1,362
                                                             ------               -----                                  ------
                                                             49,965               1,362                                  51,327
                                                             ------               -----                                  ------
        Government National Mortgage Assn. - 25.4%
        6.50%, 10/15/25                                                3,703      3,535                       3,703       3,535
        7.00%, 12/15/22 - 11/15/23                 15,323    15,012                                          15,323      15,012
        7.00%, 12/15/25                                                4,477      4,382                       4,477       4,382
        7.50%, 2/15/22 - 3/15/23                   11,141    11,162                                          11,141      11,162
        8.00%, 2/15/23 - 8/15/24                   21,725    22,270                                          21,725      22,270
        8.50%, 12/15/21 - 7/15/24                  12,362    12,857                                          12,362      12,857
        9.00%, 6/15/16 - 8/15/16                                          98       105                           98         105
        9.00%, 1/15/20 - 6/15/21                    6,191     6,532                                           6,191       6,532
        9.50%, 11/15/16 - 5/15/21                                      1,273     1,384                        1,273       1,384
        9.50%, 1/15/19 - 2/15/21                    6,709     7,256                                           6,709       7,256
        10.00%, 12/15/18                            1,457     1,600                                           1,457       1,600
        10.25%, 11/15/29                                               2,587     2,796                        2,587       2,796
                                                             ______             ______                                   ______
                                                             76,689             12,202                                   88,891


         Total Mortgage-Backed Securities (pro-forma
                                           combined cost    -------             ------                                  -------
                                           $184,873)        161,370             22,745                                  184,115
                                                            -------             ------                                  -------
::

U.S. Treasury Obligations - 44.6%
      U.S. Treasury Bonds - 23.2%
      6.00%, 2/15/26                                                   2,525     2,298                        2,525       2,298
      6.75%, 8/15/26                                                   1,000     1,007                        1,000       1,007
      6.875%, 8/15/25                                                    600       612                          600         612
      7.875%, 2/15/21                                                  7,520     8,500                        7,520       8,500
      8.125%, 8/15/19                              17,930    20,726                                          17,930      20,726
      8.50%, 2/15/20                                8,100     9,722                                           8,100       9,722
      8.75%, 11/15/08                               3,650     4,101                                           3,650       4,101
      8.75%, 8/15/20                                3,080     3,793                                           3,080       3,793
      8.875%, 8/15/17                              14,010    17,298                                          14,010      17,298
      9.25%, 2/15/16                               10,300    13,071                                          10,300      13,071
                                                             ------             ------                                   ------
                                                             68,711             12,417                                   81,128
                                                             ------             ------                                   ------
      U.S. Treasury Notes - 21.4%
      6.125%, 8/31/98                                                  2,810     2,822                        2,810       2,822
      6.750%, 4/30/00                                                  4,000     4,076                        4,000       4,076
      7.75%, 11/30/99                              12,000    12,536                                          12,000      12,536
      7.75%, 1/31/00                                9,800    10,259                                           9,800      10,259
      7.875%, 11/15/99                             21,500    22,535                                          21,500      22,535
      8.25%, 7/15/98                                8,050     8,324                                           8,050       8,324
      9.25%, 8/15/98                               13,700    14,394                                          13,700      14,394
                                                             ______              _____                                   ______
                                                             68,048              6,898                                   74,946

                                                            -------             ------                                  -------
         Total U.S. Treasury Obligations (pro-forma combined
                                          cost $161,882)    136,759             19,315                                  156,074
                                                            -------             ------                                  -------

Collateralized Mortgage Obligations - 1.2%
        FHLMC Series 117 G, 8.50%, 1/15/21 (Est. Mat. 2007) (b)        1,000     1,059                        1,000      1,059
        FNMA Series 93-248 5A, 3.591%, 8/25/23
             (Est. Mat. 2006) (b)                                      1,250       906                        1,250        906
        FNMA GT 95-T5A, 7.00%, 3/17/35 (Est. Mat. 2001) (b)              808       790                          808        790
        Resolution Trust Corp. Series 95-1 A2C, 7.50%,
             10/25/28 (Est. Mat. 2000) (b)                             1,500     1,518                        1,500      1,518
                                                                                 -----                                   -----
           Total Collateralized Mortgage Obligations (pro-forma combined
                                                      cost $4,210)               4,273                                   4,273
                                                                                 -----                                   -----

Repurchase Agreements - 0.9%
        Donaldson, Lufkin & Jenrette Securities Corp.,
           6.50% dated 12/31/96, due 1/2/97, --
           collateralized by $1,759 U.S. Treasury
           Notes, 8.00%, due 5/15/01; value,
           including accrued interest $1,907        1,868     1,868                                           1,868      1,868

           Keystone Joint Repurchase Agreement
              (Investments in repurchase
              agreements, in a joint trading
              account, 6.716%,  purchased
              12/31/96, due 1/2/97 (a)                                 1,310     1,310                        1,310      1,310


              Total Repurchase Agreements                   ------               -----                                   -----
                  (pro-forma combined cost $3,178)           1,868               1,310                                   3,178
                                                            ------               -----                                   -----

           Total Investments
                  (pro-forma cost $354,143) - 99.2%        299,997              47,643                                 347,640


           Other Assets and Liabilities
                   -net - 0.8%                              3,368                (485)                                  2,883
                                                          ________             _______                                ________
           Net Assets - 100.0%                           $303,365             $47,158                                $350,523
                                                          ________             _______                                ________
                                                          --------             -------                                --------

           (a)  The  repurchase  agreements  are  fully  collateralized  by U.S.
                government and/or agency obligations based on market prices at December 31, 1996.

           (b)  The estimated maturity of a Collateralized  Mortgage  Obligation
                ("CMO")  is based on current  and  projected  prepayment  rates.
                Changes in interest rates can cause the estimated maturity to differ from the listed dates.

           (c)  Percentage of pro-forma combined cost net assets.

                See Notes to Pro-Forma Combining Financial Statements.

EVERGREEN U.S. GOVERNMENT FUND
Pro-Forma Combining Financial Statements (unaudited)
Statement of Assets and Liabilities
December 31, 1996 (000's omitted)


                                 Evergreen    Keystone
                                    U.S.     Government                Pro-Forma
                                Government   Securities   Adjustments  Combined

Assets:
Investments at value             $299,997     $47,643                  $347,640
     (pro-forma combined cost
      $354,143)
Cash                                    0           1                         1
Interest receivable                 4,419         649                     5,068
Receivable for Fund shares sold       156          18                       174
Prepaid expenses                       21           7                        28
Due from investment adviser             0          13                        13
                                  _______      ______                   _______
Total Assets                      304,593      48,331                   352,924

Liabilities:
Payable for Fund shares redeemed      336       1,043                     1,379
Distributions payable                 489          90                       579
Accrued expenses                      403          40         307           750
                                    _____       _____                     _____
Total Liabilities                   1,228       1,173                     2,401

Net Assets                       $303,365     $47,158           0      $350,523
                                 ________     _______                  ________
                                 --------     -------                  --------
Net assets are comprised of:
Paid-in capital                  $326,002     $51,694                  $377,696
Accumulated net realized loss    (15,851)     (4,713)                  (20,564)
Accumulated net investment loss         0       (106)                     (106)
Net unrealized appreciation/
     depreciation of investments  (6,786)         283                   (6,503)
________ _______ ________
Net Assets                       $303,365     $47,158           0      $350,523
                                 ________     _______                  ________
                                 --------     -------                  --------
Class A Shares
Net Assets                        $18,987     $23,145                   $42,132
Shares of Beneficial Interest
     Interest Outstanding           1,993       2,415          13         4,421
Net Asset Value                     $9.53       $9.58                     $9.53
Maximum Offer Price                $10.01      $10.06                    $10.01

Class B Shares
Net Assets                       $155,900     $17,138                  $173,038
Shares of Beneficial
     Interest Outstanding          16,366       1,789           9        18,164
Net Asset Value                     $9.53       $9.58                     $9.53

Class C Shares
Net Assets                           $713      $6,875                    $7,588
Shares of Beneficial
     Interest Outstanding              75         717           5           797
Net Asset Value                     $9.53       $9.59                     $9.53

Class Y Shares
Net Assets                       $127,765           0                  $127,765
Shares of Beneficial
     Interest Outstanding          13,412           0                    13,412
Net Asset Value                     $9.53                                 $9.53

See Notes to Pro-Forma Combining Financial Statements.

EVERGREEN U.S. GOVERNMENT FUND
Pro-Forma Combining Financial Statements (unaudited)
Statement of Operations
Year Ended December 31, 1996 (000's omitted)


                                 Evergreen    Keystone
                                    U.S.     Government                Pro-Forma
                                Government   Securities   Adjustments   Combined

Investment Income:
Interest income                   $23,529      $3,876                   $27,405

Expenses:
Distribution fee                    1,747         330        0            2,077
Advisory fee                        1,555         341      (82) (a)       1,814
Transfer Agent fee                    215         124      (61) (b)         278
Administration fee                    150          25      (12) (a)         163
Custodian fees and expenses           139          43      (19) (b)         163
Registration and filing fees           66          45      (45) (b)          66
Reports and notices to shareholders    56          15      (10) (b)          61
Professional fees                      45          30      (30) (b)          45
Trustees' fees and expenses             8           0        0                8
Other expenses                         32           5       (5) (b)          32
                                    _____         ___                     _____
Total Expenses                      4,013         958     (264)           4,707

Less: Fee waivers and reimbursements    0        (150)     150  (c)           0
                                    -----        -----                    -----
Net Expenses                        4,013         808     (114)           4,707

Net Investment Income              19,516       3,068      114           22,698

Net realized and unrealized
     loss on investments:
Net realized loss on investments   (3,895)     (1,017)                   (4,912)
Net change in unrealized
     appreciation(depreciation)
     of investments                (7,976)     (1,193)                   (9,169)
                                  --------     -------                  --------
Net loss on investments           (11,871)     (2,210)       0          (14,081)

Net increase in net assets
     resulting from operations     $7,645        $858      114           $8,617
                                   ______       _____                    ______
                                   ------       -----                    ------

(a)Reflects a decrease in the investment advisory fee and a decrease in administrative personnel and service fees based on the surviving Fund's fee schedule.
(b)Reflects expected cost savings when the funds combine based on elimination of duplicate expenses.
(c)Reflects elimination of waiver based on proforma combined Fund's expense ratio.

See Notes to Pro-Forma Combining Financial Statements.

Evergreen U.S. Government Fund
Notes to Pro-Forma Combining Financial Statements (Unaudited)
December 31, 1996

1. Basis of Combination - The Pro-Forma Statement of Assets and Liabilities, including the Pro- Forma Portfolio of Investments, and the related Pro-Forma
Statement of Operations ("Pro-Forma Statements") reflect the accounts of Evergreen U.S. Government Fund (Evergreen) and Keystone Government Securities Fund (Keystone) at December 31, 1996 and for the year then ended.

The Pro-Forma Statements give effect to the proposed transfer of all assets and certain identified liabilities of Keystone shares in exchange for shares of Evergreen. The Pro-Forma Statements reflect the expense of each Fund in carrying out its obligations under the Agreement and Plan of Reorganization (the "Reorganization") as though the merger occurred at the beginning of the period presented. The expenses of Evergreen and Keystone in connection with the Reorganization (including the cost of any proxy soliciting agents), will be borne by First Union National Bank of North Carolina.

Under the Reorganization, Evergreen will acquire substantially all of the assets and assume certain identified liabilities of Keystone. Thereafter, there will be a distribution of shares of Evergreen to shareholders of Keystone in liquidation and subsequent termination thereof. The information contained herein is based on the experience of each Fund for the year ended December 31, 1996 and is designed to permit shareholders of the consolidating mutual funds to evaluate the financial effect of the proposed Reorganization.

The Pro-Forma Statements should be read in conjunction with the historical financial statements of each Fund incorporated by reference in the Statement of Additional Information.

2. Shares of Beneficial Interest - The Pro-Forma net asset values per share assumes the issuance of additional shares of Evergreen Class A, Class B and Class C which would have been issued at December 31, 1996 in connection with the proposed Reorganization. The amount of additional shares assumed to be issued was calculated based on the net assets of Keystone Class A, Class B and Class C as of December 31, 1996 of $23,145, $17,138 and $6,875 (reported in 000's), respectively, and the net asset value per share of the respective share class of Evergreen of $9.53 for each of the 3 classes. Additional shares issued were converted and distributed to the aforementioned Fund according to its relative share value conversion ratio.

The Pro-Forma shares outstanding of 4,421, 18,164 and 797 for Class A, Class B and Class C, respectively (reported in 000's) consist of 2,428 (reported in 000's) additional shares of Class A, 1,798 (reported in 000's) additional shares of Class B and 722 (reported in 000's) additional shares of Class C (reported in 000's) to be issued in the proposed reorganization, as calculated above, in addition to the shares of Evergreen outstanding as of December 31, 1996.

3. Pro-Forma Operations - Pro-Forma operating expenses include the actual expenses of each Fund and the combined Fund, with certain expenses adjusted to reflect the expected expenses of the combined entity. The investment advisory, administrative personnel and service fees have been calculated for the combined Fund based on the fee schedule in effect for Evergreen at the combined level of average net assets for the year ended December 31, 1996.

                           EVERGREEN INVESTMENT TRUST

                                     PART C

                                OTHER INFORMATION

Item 15.     Indemnification.

     The response to this item is incorporated by reference to "Liability and Indemnification of Trustees" under the caption "Comparative Information on Shareholders' Rights" in Part A of this Registration Statement.

Item 16.     Exhibits:

Number    Description

1(A)      Declaration of Trust, as amended.(1, 2, 3)
 (B)      Instrument providing for the Establishment and Designation of
          Classes.(1)
2         By-laws.(1)
3         Not applicable.
4 Agreement and Plan of Reorganization (included as Exhibit A to the Prospectus contained in Part A to this registration statement) (4)
5 Declaration of Trust Articles II, V, VI, VIII, IX and By-Laws Articles III and VIII.(1)
6 Investment Advisory Agreement between First Union National Bank of North Carolina and the Registrant.(5)
7(A) Distribution Agreement between Evergreen Keystone Distributor, Inc. (formerly Evergreen Funds Distributor, Inc.) and the Registrant.(6)
 (B) Form of Dealer Agreement for Class A, B and C shares used by Evergreen Keystone Distributor, Inc.(6)
8         Deferred Compensation Plan (4)
9         Custody Agreement between State Street Bank and Trust Company and
          Registrant.(5)
10(A)     Rule 12b-1 Distribution Plans.(2, 5, 7)
  (B)     Mutiple Class Plan. (4)
11 Opinion and consent of counsel as to the legality of the shares being issued.(6)
12        Tax opinion and consent of counsel.(4)
13        Not applicable.
14        Consent of KPMG Peat Marwick LLP.(4)
15        Not applicable.
16        Powers of Attorney.(6)(See signature page included therein.)
17(A)     Form of Proxy Card.(4)
  (B)     Registrant's Rule 24f-2 Declaration.(7)
-------------------
(1)  Incorporated by reference to Registrant's registration statement
     (File Nos. 2-94560/811-41154) (the "Registration Statement").
(2) Incorporated by reference to post-effective amendment no. 28 to the Registration Statement.
(3) Incorporated by reference to post-effective amendment no. 40 to the Registration Statement.
(4)  Filed herewith.
(5) Incorporated by reference to post-effective amendment no. 38 to the Registration Statement.
(6) Incorporated by reference to Registrant's registration statement on Form N-14 dated April 14, 1997.
(7) Incorporated by reference to post-effective amendment no. 32 to the Registration Statement.


Item 17.     Undertakings.

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

     As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York and State of New York, on the 23rd day of May 1997.

                                        EVERGREEN INVESTMENT TRUST

                                        By:  /s/ John J. Pileggi
                                             _____________________________
                                             Name: John J. Pileggi
                                             Title: President


     As required by the Securities Act of 1933, the following persons have signed this Registration Statement in the capacities indicated on the 23rd day of May 1997.

Signatures                         Title
-----------                        -----

/s/ John J. Pileggi
-----------------------            President and
John J. Pileggi                    Treasurer


/s/ Laurence B. Ashkin*
-----------------------            Trustee
Laurence B. Ashkin


/s/ Foster Bam*
-----------------------            Trustee
Foster Bam


/s/ James S. Howell*
-----------------------            Trustee
James S. Howell


/s/ Gerald M. McDonnell*
-----------------------            Trustee
Gerald M. McDonnell


/s/ Thomas L. McVerry*
-----------------------            Trustee
Thomas L. McVerry


/s/ William Walt Petit*
-----------------------            Trustee
William Walt Pettit


/s/ Russell A. Salton, III*
-----------------------            Trustee
Russell A. Salton, III, M.D


/s/ Michael S. Scofield*
-----------------------            Trustee
Michael S. Scofield




*By: /s/ Terrence J. Cullen
    _______________________
    Terrence J. Cullen**
    Attorney-in-fact

**Terrence J. Cullen, by signing his name hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons filed as part of the signature page to the registration statement on Form N-14 of the Registrant on April 14, 1997.

                               INDEX TO EXHIBITS

N-14
EXHIBIT NO.                                                       Page


8        Deferred Compensation Plan
10(B)    Multiple Class Plan
12       Tax Opinion and Consent of Sullivan & Worcester LLP
14       Consent of KPMG Peat Marwick LLP
17(A)    Form of Proxy
 -------------------